As filed with the Securities and Exchange Commission on January 17, 2003

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

US SEARCH.COM INC.*

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common stock, par value $0.01 per share, of US SEARCH.com Inc. (“US SEARCH common stock”).

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*
This proxy statement also will constitute a prospectus of First Advantage Corporation (“First Advantage”) with respect to the shares of First Advantage Class A common stock to be issued under the Agreement and Plan of Merger to which this proxy statement relates. Such shares are being registered on a Form S-4 registration statement being filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission concurrently with filing of this proxy statement.

US SEARCH.COM INC.
5401 Beethoven Street
Los Angeles, CA 90066

                        , 2003

To Our Stockholders:

You are cordially invited to attend a special meeting of stockholders of US SEARCH.com Inc. to be held at 5401 Beethoven Street, Los Angeles, California 90066 on                         , 2003 at 9:00 a.m. local time.

At the special meeting, you will be asked to vote on the approval of an Agreement and Plan of Merger, dated as of December 13, 2002, by and among US SEARCH.com Inc., The First American Corporation and First Advantage Corporation, pursuant to which First Advantage, a newly formed holding company, will acquire US SEARCH and six operating subsidiaries of First American that currently comprise its First American Screening Technologies (FAST) division. The FAST division provides motor vehicle reports, tenant screening, employee background screening and occupational health services.

In connection with First Advantage’s acquisition of US SEARCH, each outstanding share of US SEARCH common stock will be converted into the right to receive 0.04 of a share of First Advantage Class A common stock. The series of transactions contemplated by the merger agreement will result in US SEARCH stockholders owning approximately 20% of the shares of capital stock of First Advantage and First American owning the remaining 80%. The shares received by First American in the proposed transaction will be shares of First Advantage Class B common stock, which are substantially the same as shares of Class A common stock but have ten votes per share. Consequently, immediately following the transactions contemplated by the merger agreement, First American will control approximately 98% of the voting power of First Advantage and US SEARCH stockholders will control the remaining 2%.

Our board of directors has approved the merger agreement and the mergers of US SEARCH with a subsidiary of First Advantage and believes it is in the best interests of US SEARCH and its stockholders to complete the transactions contemplated by the merger agreement. The board of directors recommends that you vote FOR the proposal to approve the merger agreement and the mergers at the special meeting.

The attached notice of special meeting and proxy statement/prospectus explain the proposed mergers and provide specific information concerning the special meeting. Please read these materials carefully. In particular, you should read and consider carefully the discussion in the section entitled “RISK FACTORS” beginning on page 12 of the proxy statement/prospectus. Do not send any certificates representing US SEARCH common stock at this time.

US SEARCH is a Delaware corporation. Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of US SEARCH common stock is required to approve the merger agreement and the mergers. A US SEARCH stockholder owning approximately 54.1% of US SEARCH common stock as of January 9, 2003, has agreed to vote all of its shares in favor of the proposal to approve the merger agreement and the mergers. Accordingly, so long as the parties perform their obligations under the voting agreement and the voting agreement remains in effect, approval of the proposal to approve the merger agreement and the mergers is assured.

Whether or not you plan to attend the special meeting, we urge you to complete, sign and promptly return the enclosed proxy card to assure that your shares will be voted at the special meeting. Failure to return a properly executed proxy card and/or to vote at the special meeting will have the same effect as a vote against approval of the merger agreement and the mergers.

Sincerely,

Brent N. Cohen
Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the mergers described in this proxy statement/prospectus or the securities to be issued in connection with the mergers or determined if this proxy statement/prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This proxy statement/prospectus is dated                         , 2003 and is expected to be first mailed to US SEARCH stockholders on or about                         , 2003.

2

US SEARCH.COM INC.
5401 Beethoven Street
Los Angeles, CA 90066

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on                         , 2003

To the Stockholders of US SEARCH.com Inc.:

A special meeting of stockholders of US SEARCH.com Inc. will be held on                         , 2003 at 9:00 a.m. local time at 5401 Beethoven Street, Los Angeles, California 90066 for the following purposes:

1.
To consider and vote upon a proposal to approve an Agreement and Plan of Merger, dated as of December 13, 2002, by and among US SEARCH.com Inc., The First American Corporation and First Advantage Corporation, pursuant to which First Advantage, a newly-formed holding company, will acquire US SEARCH and six operating subsidiaries of First American that currently comprise its First American Screening Technology (FAST) division. The FAST division provides motor vehicle reports, tenant screening, employee background screening and occupational health services.

In connection with First Advantage’s acquisition of US SEARCH, each outstanding share of US SEARCH common stock will be converted into the right to receive 0.04 of a share of First Advantage Class A common stock. The series of transactions contemplated by the merger agreement will result in US SEARCH stockholders owning approximately 20% of the shares of capital stock of First Advantage and First American owning the remaining 80%. The shares received by First American in the proposed transaction will be shares of First Advantage Class B common stock, which are substantially the same as shares of Class A common stock but have ten votes per share. Consequently, immediately following the transactions contemplated by the merger agreement, First American will control approximately 98% of the voting power of First Advantage and US SEARCH stockholders will control the remaining 2%.

2.	To transact any other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

Our board of directors has approved the merger agreement and the mergers and recommends that you vote FOR approval of the merger agreement and the mergers. The proposal is described in more detail in the accompanying proxy statement/prospectus, which you should read in its entirety before voting. A copy of the merger agreement is attached as Annex A to the accompanying proxy statement/prospectus.

Only stockholders of record at the close of business on February 1, 2003 are entitled to notice of the special meeting, and to vote at the special meeting and at any adjournments thereof. For ten days before the special meeting, a complete list of stockholders entitled to vote at the special meeting will be available for examination by any stockholder for any purpose germane to the special meeting during ordinary business hours at the principal executive offices of US SEARCH located in Los Angeles, California.

All US SEARCH stockholders are cordially invited to attend the special meeting in person. However, to ensure your representation at the special meeting, you are urged to complete, sign and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. You may revoke your proxy in the manner described in the accompanying proxy statement/prospectus at any time before it is voted at the special meeting. If you fail to return a properly executed proxy card or to vote in person at the special meeting, the effect will be a vote against the proposal to approve the merger agreement and the mergers.

By Order of the Board of Directors,

Brent N. Cohen
Chief Executive Officer

Los Angeles, California
                        , 2003

WHERE YOU CAN FIND MORE INFORMATION

First Advantage has filed a registration statement on Form S-4 to register with the SEC the shares of First Advantage Class A common stock to be issued to US SEARCH stockholders in the mergers. This proxy statement/prospectus is a part of that registration statement and constitutes a proxy statement of US SEARCH and a prospectus of First Advantage. The registration statement, including the attached exhibits and schedules, contains additional relevant information about US SEARCH, the FAST division, First Advantage and First Advantage Class A common stock. As allowed by SEC rules, this proxy statement/prospectus does not contain all the information you can find in the registration statement or the exhibits to the registration statement. First American and US SEARCH file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy the registration statement and any reports, statements or other information that First American and US SEARCH file with the SEC at the SEC’s public reference rooms at Public Reference Room, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549.

Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. These SEC filings are also available to the public from commercial document retrieval services and at the world wide web site maintained by the SEC at www.sec.gov.

None of US SEARCH, First American and First Advantage has authorized anyone to give any information or make any representation about the mergers or our companies that is different from, or in addition to, that contained in this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement/prospectus or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement/prospectus does not extend to you. The information contained in this proxy statement/prospectus is accurate only as of the date of this document unless the information specifically indicates that another date applies.

i

TABLE OF CONTENTS—(Continued)

ii

TABLE OF CONTENTS—(Continued)

iii

QUESTIONS AND ANSWERS ABOUT THE MERGERS

Q:	What am I being asked to vote on?

A:
You are being asked to vote in favor of US SEARCH participating in the proposed mergers of US SEARCH and the subsidiaries comprising the First American Screening Technology (FAST) division of The First American Corporation into wholly-owned subsidiaries of First Advantage Corporation, a newly-formed holding company. After the mergers, you will own shares of First Advantage Class A common stock and will no longer own shares of US SEARCH common stock.

Q:	What will I receive in the mergers?

A:
If we complete the mergers, you will receive in exchange for each share of US SEARCH common stock you hold on the date of the mergers the right to receive 0.04 of a share of First Advantage Class A common stock. We will not issue fractional shares in the mergers. In lieu of fractional shares, you will receive cash based on the average closing price of a share of US SEARCH common stock for the ten trading days ending on the trading day that is three trading days before the date of the special meeting. The shares of Class A common stock received by US SEARCH stockholders will represent approximately 20% of the capital stock of First Advantage.

Concurrently with the US SEARCH mergers, First American will receive shares of First Advantage Class B common stock representing approximately 80% of the outstanding capital stock of First Advantage.

For a more complete description of what you will receive in the mergers, see the section entitled “THE MERGERS—Consideration to be Received by US SEARCH Stockholders in the Mergers” on page 35.

Q:	Does US SEARCH’s board of directors recommend voting in favor of the merger agreement and the mergers?

A:
Yes. After careful consideration, your board of directors determined the mergers to be fair to you and in your best interests as a stockholder of US SEARCH and has declared the mergers advisable. US SEARCH’s board of directors approved the merger agreement and the mergers and recommends that you vote in favor of the merger agreement and the mergers.

For a more complete description of the recommendation of and factors considered by the US SEARCH board of directors, see the sections entitled “THE MERGERS—US Reasons for the Mergers” on page 27 and  “—Recommendation of the US SEARCH Board of Directors” on page 28.

Q:	Will I be taxed on the First Advantage Class A common stock I receive in the mergers?

A:
It is expected that your receipt of First Advantage Class A common stock in the mergers generally will be tax-free for U.S. federal income tax purposes (except for taxes resulting from the receipt of cash instead of any fraction of a share of First Advantage Class A common stock). You are urged to carefully read the discussion in the section entitled “THE MERGERS—Material United States Federal Income Tax Consequences” beginning on page 38, and to consult your tax advisor on the consequences of participation in the mergers.

Q:	What is the difference between the Class A common stock and the Class B common stock of First Advantage?

A:
The shares of Class A common stock to be received by the former stockholders of US SEARCH in the mergers will be entitled to one vote per share on all matters presented to the stockholders for vote, while the shares of Class B common stock to be received by First American will be entitled to ten votes per share on such matters. As a result, First American will initially control 98% of the voting power of First Advantage. Each share of Class B common stock received by First American will be convertible into one share of Class A common stock at the option of the holder or at such time as the share of Class B common stock is held by someone other than First American (other than in connection with a distribution to First American’s shareholders in a tax-free spinoff of the First Advantage shares). Otherwise the terms of the Class A common stock and the Class B common stock are the same.

For a more complete description of the capital stock of First Advantage, see the section entitled “DESCRIPTION OF FIRST ADVANTAGE CAPITAL STOCK” on page 101.

Q:	Will I have appraisal rights?

A:
No. Under Delaware law, US SEARCH stockholders are not entitled to seek an appraisal of the value of their US SEARCH common shares or to receive cash in lieu of whole First Advantage Class A common shares for their US SEARCH common shares.

Q:	Are there risks I should consider in deciding whether to vote for the mergers?

A:
Yes. For example, because First Advantage is not yet a publicly traded company, it will be difficult for you to calculate the market value of the shares of Class A common stock of First Advantage that you will receive in exchange for your shares of US SEARCH common stock. In addition, US SEARCH is not permitted to “walk away” from the mergers or resolicit the vote of its stockholders based on changes in the market value of US SEARCH common stock. Thus, even if US SEARCH’s stock price increases, US SEARCH stockholders will only have the right to receive 0.04 of a share of First Advantage Class A common stock for each share of US SEARCH common stock. We urge you to obtain current market quotations of US SEARCH common stock (Nasdaq: SRCH). In evaluating the mergers, you should carefully consider these and other factors discussed in the section entitled “RISK FACTORS—Risks Relating to the Mergers” on page 12.

Q:	What do I need to do now?

A:
We urge you to read this proxy statement/prospectus carefully, including its annexes, and to consider how the mergers affect you as a stockholder. After reading this proxy statement/ prospectus in its entirety, we ask that you vote on the mergers.

Q:	How do I vote?

A:
Simply indicate on your proxy card how you want to vote, and sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting. If you sign and return a proxy card, but do not include instructions on how to vote your proxy, we will vote your shares “FOR” approval and adoption of the merger agreement and the mergers unless your shares are held in a brokerage account. If you fail to return your proxy card or to vote in person, the effect will be a vote against the merger agreement and the mergers. You may also vote via the Internet. For a more complete description of voting at the meeting, see the section entitled “THE SPECIAL MEETING OF STOCKHOLDERS—Voting, Revocation and Solicitation of Proxies” on page 21.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:
Your broker will vote your shares only if you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker. If you do not instruct your broker to vote your shares, it will be equivalent to voting against the merger agreement.

For a more complete description of voting shares held in “street name,” see the section entitled “THE SPECIAL MEETING OF STOCKHOLDERS—Voting, Revocation and Solicitation of Proxies” on page 21.

Q:	What do I do if I want to change my vote?

A:
If you want to change your vote, send the secretary of US SEARCH a later-dated, signed proxy card before the special meeting with enough time for it to be delivered prior to the special meeting or attend the meeting and vote in person. You may also revoke your proxy by sending written notice to the secretary of US SEARCH before the meeting.

For a more complete description of how to change your vote, see the section entitled “THE SPECIAL MEETING OF STOCKHOLDERS—Voting, Revocation and Solicitation of Proxies” on page 21.

Q:	Should I send in my stock certificates now?

A:
No. If the mergers are completed, we will send written instructions for exchanging US SEARCH common stock certificates for First Advantage Class A common stock certificates and the cash portion of the merger consideration paid on account of fractional shares, if any, will be paid by check.

Q:	When do you expect to complete the mergers?

A:	We are working toward completing the mergers as quickly as possible. We hope to complete the mergers during the second quarter of 2003.

For a description of the conditions to completing the mergers, see the section entitled “THE MERGER AGREEMENT—Conditions to Completion of the Mergers” on page 50.

Q:	Whom should I call with questions?

A:	You should call US SEARCH’s Investor Relations department at (310) 302-6700 with any questions about the mergers.

You may also obtain additional information about US SEARCH and First American from documents filed with the Securities and Exchange Commission, which can be accessed via the internet at www.sec.gov. See “WHERE YOU CAN FIND MORE INFORMATION.”

SUMMARY

This summary highlights selected information from this proxy statement/prospectus and may not contain all the information that is important to you. To better understand the mergers, you should read this entire document carefully, including the Agreement and Plan of Merger attached as Annex A and the other documents to which we refer you.

The Companies

US SEARCH.com Inc.
5401 Beethoven Street
Los Angeles, California 90066
Telephone: (310) 302-6300

US SEARCH is an individual locator and risk management services company, which uses its proprietary software platform and web-based systems to supply consumer and business clients with services such as individual location, identity verification, criminal record checks, employment and education verifications, professional reference checks, credit and motor vehicle record checks, and drug screening. US SEARCH also owns Professional Resource Screening, Inc., an employment screening company.

The First American Corporation Screening Technology (FAST) Division
805 Executive Center Drive West
St. Petersburg, Florida 33702
Telephone: (727) 290-1000

The FAST division is a leading provider of risk management services to companies, non-profit organizations and governmental agencies throughout the United States. The FAST division provides the following products and services:

•
Motor Vehicle Reports.    The FAST division provides access to motor vehicle reports in all 50 states and the District of Columbia to clients who are insurance agents, screening companies and transportation carriers.

•
Tenant Screening.    The FAST division provides landlords and property managers with analysis and information regarding a housing applicant’s credit standing, rental payment history, criminal history, eviction actions and similar background data.

•
Employee Background Screening.    The FAST division provides comprehensive background screening to employers, including criminal records checks, employment and education verification, reference checks and credit information.

•	Occupational Health. The FAST division provides drug testing services and helps clients with the development and implementation of employee support programs.

The First American Corporation
1 First American Way
Santa Ana, California 92707
Telephone: (714) 800-3000

First American is a diversified provider of business information and related products and services. The First American Family of Companies, many of which command leading market share positions in their respective industries, operate within seven primary business segments including: Title Insurance and Services, Specialty

Insurance, Trust and Other Services, Mortgage Information, Property Information, Credit Information and Screening Information.

First Advantage Corporation
805 Executive Center Drive West
St. Petersburg, Florida 33702
Telephone: (727) 290-1000

First Advantage is a new holding company formed by First American on December 12, 2002. Following the transactions contemplated by the merger agreement discussed in this proxy statement/prospectus, First Advantage will own as wholly-owned subsidiaries US SEARCH and each of the companies that comprise the FAST division.

The Mergers

US SEARCH has agreed to be acquired by First Advantage under the terms of the merger agreement that is described in this proxy statement/prospectus. Pursuant to the merger agreement, First American also has agreed to cause the FAST division, comprised of American Driving Records, Inc., First American Registry, Inc., SafeRent, Inc., HireCheck, Inc., Employee Health Programs, Inc. and Substance Abuse Management, Inc. to be acquired by First Advantage immediately before the acquisition of US SEARCH. We have attached the merger agreement as Annex A to this proxy statement/prospectus. We encourage you to read the merger agreement in its entirety.

To accomplish these acquisitions, the following mergers will occur:

•
first, six newly-formed, wholly-owned subsidiaries of First Advantage will merge with and into American Driving Records, First American Registry, SafeRent, HireCheck, Employee Health Programs and Substance Abuse Management; and

•	second, a newly-formed, wholly-owned subsidiary of First Advantage will merge with and into US SEARCH.

As a result of the mergers, each of American Driving Records, First American Registry, SafeRent, HireCheck, Employee Health Programs, Substance Abuse Management and US SEARCH will become wholly-owned subsidiaries of First Advantage.

Upon completion of the US SEARCH merger, each share of US SEARCH common stock outstanding immediately before the effective time of the mergers will be cancelled and extinguished and automatically converted into the right to receive 0.04 of a share of First Advantage Class A common stock.

The shares of First Advantage Class A common stock received by US SEARCH stockholders will represent approximately 20% of the capital stock of First Advantage immediately following the closing. As consideration for the mergers of the companies comprising the FAST division, First American will receive shares of First Advantage Class B common stock representing approximately 80% of the shares of capital stock of First Advantage immediately following the closing.

US SEARCH Reasons for the Mergers

In reaching its decision to approve the mergers, the US SEARCH board of directors considered a number of factors, including the value of the per share merger consideration, the complementary nature of the businesses and other strategic considerations, the long term prospects of US SEARCH, general economic conditions and the condition of the screening industry as a whole. The US SEARCH board of directors also considered a number of risks, including risks to the US SEARCH stockholders in owning a minority interest in a company controlled by a single large stockholder, integration risks, the risk that the mergers may not be consummated and other risks. See “THE MERGERS—US SEARCH Reasons for the Mergers” on page 27.

First American Reasons for the Mergers

First American believes the mergers will:

•	enhance the FAST division’s competitive position by providing it with additional operating scale, a broader scope of services, expanded geographic reach and increased financial strength;

•	facilitate the FAST division’s growth efforts by giving it a publicly traded security which it can use to acquire companies; and

•	give the FAST division what First American believes is a state-of-the art work flow and sourcing technology.

Recommendation of US SEARCH’s Board of Directors

The US SEARCH board of directors believes that the merger agreement and the transactions contemplated by the merger agreement, including the merger of a wholly-owned subsidiary of First Advantage with and into US SEARCH, are fair to and in the best interests of US SEARCH and its stockholders, and recommends that US SEARCH stockholders vote “FOR” approval of the merger agreement and the mergers.

Fairness Opinion of Financial Advisor to US SEARCH’s Board of Directors

On December 13, 2002, Lehman Brothers Inc., financial advisor to US SEARCH’s board of directors, delivered to the US SEARCH board of directors its oral opinion, which was subsequently confirmed by delivery of a written opinion dated December 13, 2002, that, as of that date, and based upon and subject to certain matters stated in its written opinion, the exchange ratio to be received by the holders of shares of US SEARCH common stock pursuant to the merger agreement was fair to these holders from a financial point of view. The full text of Lehman Brothers’ written opinion is attached to this proxy statement/prospectus as Annex B. You may read this opinion in its entirety for a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken. Lehman Brothers’ opinion is directed to the US SEARCH board of directors and does not constitute a recommendation to any stockholder as to any matters relating to the mergers. A separate team from Lehman Brothers acted as financial advisor to First American in connection with the mergers with US SEARCH. See “THE MERGERS—Fairness Opinion of Financial Advisor to US SEARCH” on page 29.

The Merger Agreement and Other Transaction Agreements

The Merger Agreement

The parties have entered into an Agreement and Plan of Merger, dated as of December 13, 2002, which sets forth the terms and conditions of the mergers. Among other things, the merger agreement restricts the business conduct of the parties before the closing of the mergers, contains representations and warranties of the parties to the agreement, prohibits US SEARCH from soliciting competing offers, and provides for the payment of a termination fee if the merger agreement is terminated for certain reasons. You are urged to read the section entitled “THE MERGER AGREEMENT” on page 42 and the copy of the merger agreement attached hereto as Annex A.

The Voting Agreement

Pequot Private Equity Fund II, L.P., an affiliate of Pequot Capital Management, Inc., has entered into a voting agreement with First American, pursuant to which Pequot Private Equity Fund II, L.P. has agreed to vote the shares of US SEARCH common stock held by it in favor of the mergers. As of January 9, 2003, Pequot Private Equity Fund II, L.P. beneficially held of record 54.1% of the issued and outstanding shares of common stock of US SEARCH. Accordingly, approval of the mergers by the stockholders of US SEARCH is assured as long as the voting agreement remains in effect and the parties perform their obligations thereunder. You are urged to read the section entitled “OTHER AGREEMENTS—Voting Agreement” on page 54 and the copy of the voting agreement attached hereto as Annex C.

The Stockholders Agreement

Pequot Private Equity Fund II, L.P. has entered into a stockholders agreement with First American and First Advantage. Under the stockholders agreement, in connection with certain transfers of First Advantage capital stock by First American and its affiliates to third parties after the closing of the mergers, Pequot Private Equity Fund II, L.P. has the right under certain circumstances to sell some or all of its shares of First Advantage capital stock on the same terms that First American or its affiliates proposes to sell shares of First Advantage capital stock. Pequot Private Equity Fund II, L.P. also has the right to designate a person to sit on the board of directors of First Advantage so long as Pequot Private Equity Fund II, L.P. maintains a minimum ownership stake in First Advantage, and has the right under certain circumstances to cause First Advantage to register for resale its shares of Class A common stock. You are urged to read the section entitled “OTHER AGREEMENTS—Stockholders Agreement” on page 55 and the copy of the stockholders agreement attached hereto as Annex D.

The Standstill Agreement

The merger agreement provides that, at the closing of the mergers, First Advantage will enter into a standstill agreement with First American. Under the terms of the standstill agreement, First American will agree not to acquire additional shares of First Advantage capital stock unless such shares are acquired pursuant to a tender offer to all other holders of First Advantage common stock. Such tender offer must be conditioned upon at least two thirds of such shares being tendered, the same consideration being offered to all holders, and on terms approved by a committee consisting solely of disinterested members of the board of directors of First Advantage, after receiving a written opinion from a nationally recognized investment bank to the effect that the tender offer is fair to First Advantage’s stockholders, other than First American and its affiliates. The tender offer also would have to comply with the SEC’s going private rule 13e-3. However, First American may acquire shares of First Advantage capital stock in connection with a capital contribution if approved by a majority of disinterested directors.

The standstill agreement also requires that a committee comprised solely of disinterested directors approve any transaction between First Advantage and First American outside the ordinary course of business. The standstill agreement also restricts First American’s ability to transfer voting securities of First Advantage to certain persons unless such persons agree to assume First American’s obligations under the standstill agreement. You are urged to read the section entitled “OTHER AGREEMENTS—Standstill Agreement” on page 58 and the copy of the standstill agreement attached hereto as Annex E.

The Services Agreement

The merger agreement provides that, at the closing of the mergers, First Advantage will enter into a services agreement with First American. First American will provide certain business services, such as human resources and payroll services, network services and benefits services, and certain overhead services such as legal and tax support, strategic planning, communication and accounting services pursuant to such agreement. The services agreement also provides that First American may loan up to $1.0 million to First Advantage without obtaining the approval of a committee of disinterested directors of First Advantage. You are urged to read the section entitled “OTHER AGREEMENTS—Services Agreement” on page 60 and the copy of the services agreement attached hereto as Annex F.

The Subordinated Secured Promissory Note

On January 15, 2003, First American loaned US SEARCH $1.4 million pursuant to a subordinated secured promissory note that matures on June 30, 2003. The subordinated secured promissory note bears interest at the lesser of 10.0% and the prime rate plus 4.75% and is secured by all of the real and personal property of US SEARCH. See “OTHER AGREEMENTS—Subordinated Secured Promissory Note” on page 61.

SUMMARY HISTORICAL CONSOLIDATED FINANCIAL INFORMATION OF US SEARCH  AND HISTORICAL COMBINED FINANCIAL INFORMATION OF THE FAST DIVISION
The table below presents summary financial information of US SEARCH and the FAST division for each of the years in the five-year period ended December 31, 2001 and the nine months ended September 30, 2002 and September 30, 2001. This information has been derived from the selected financial data of US SEARCH and the FAST division included in this proxy statement/prospectus. This information is only a summary, and you should read it in conjunction with the historical financial statements and related notes of US SEARCH and the FAST division attached to this proxy statement/prospectus.

US SEARCH

	Nine Months Ended September 30,		Fiscal Year Ended December 31,
	2002	2001	2001	2000	1999	1998	1997
Statement of Operations:
Total revenue	$22,616,000	$14,464,000	$18,399,000	$22,363,000	$19,541,000	$9,245,000	$2,971,000
Net loss	(21,281,000)	(8,293,000)	(11,937,000)	(29,362,000)	(26,377,000)	(6,788,000)	(399,000)
Net loss available to common stockholders	(21,281,000)	(21,271,000)	(24,915,000)	(34,443,000)	(26,377,000)	(6,788,000)	(399,000)

Basic and Diluted Per Common Share:
Net loss per share attributable to common stockholders	$(0.46)	$(1.18)	$(1.38)	$(1.93)	$(1.94)	$(0.71)	$(0.04)

Balance Sheet:
Total assets	$29,439,000	$15,591,000	$27,735,000	$12,015,000	$25,650,000	$575,000	$547,000
Long-term debt, net of current portion	1,464,000	240,000	1,810,000	42,000	37,000	343,000	61,000
Long-term debt	3,427,000	1,965,000	8,263,000	1,094,000	84,000	4,001,000	904,000
Stockholders’ equity (deficit)	19,523,000	6,789,000	10,355,000	(3,141,000)	(19,489,000)	(7,749,000)	(2,151,000)

FAST DIVISION

	Nine Months Ended September 30,		Year ended December 31,
	2002	2001	2001	2000	1999	1998	1997
						(unaudited)
Statement of Operations:
Total revenues	$74,291,207	$35,729,085	$49,167,057	$38,582,074	$30,372,638	$23,196,975	$15,395,636
Net (loss) income	$3,066,357	$261,270	$(579,309)	$50,515	$(336,312)	$1,952,477	$1,083,023

Balance Sheet:
Total Assets	$111,105,307	$62,184,189	$62,283,725	$26,628,269	$15,591,881	$5,431,869	$2,781,570
Long-term debt	$560,114	$1,158,713	$1,158,713	$2,260,899	$1,410,425	$355,406	$145,504
Stockholders’ equity	$100,014,045	$52,876,222	$53,075,105	$18,491,766	$12,390,154	$4,372,076	$1,673,300

SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

The table below presents selected financial data from the unaudited pro forma combined financial statements of First Advantage included in this proxy statement/prospectus. The pro forma combined financial statements give effect to the proposed merger of US SEARCH and the FAST division as if the mergers had been completed on January 1, 2001 for income statement purposes and on September 30, 2002 for balance sheet purposes. The unaudited pro forma combined financial data is based on the estimates and assumptions set forth in the notes to such statements, which are preliminary and have been made solely for the purposes of developing such pro forma information. US SEARCH and First American do not claim or represent that the following summary unaudited pro forma financial information is indicative of the results that would have been reported had the transactions actually occurred on the dates indicated above, nor is it indicative of future results. The unaudited pro forma financial information should be read in conjunction with the unaudited pro forma combined financial statements and related notes of First Advantage, as well as the audited and unaudited historical financial statements and related notes of US SEARCH and the FAST division attached to this proxy statement/prospectus.

	Nine Months Ended September 30, 2002	Year Ended December 31, 2001
Statement of Operations:
Total revenue	$118,406,846	$142,954,859
Net income (loss)	$(19,703,999)	$(14,867,043)
Loss per share	$(1.02)	$(1.44)
Shares used in calculation of earnings per share(1)	19,403,743	19,403,743

At September 30, 2002
Balance Sheet:
Total assets	$237,365,943
Long-term debt	1,464,000
Working capital	14,998,195
Stockholder’s equity	212,011,586

(1)
The estimated number of shares of First Advantage common stock issuable in the mergers does not include options or warrants to purchase shares of First Advantage Class A common stock that will be outstanding immediately following the mergers, including options to purchase Class A common stock to be issued to former executives of the FAST division and First American who will serve as executives of First Advantage.

COMPARATIVE HISTORICAL AND PRO FORMA COMBINED PER SHARE DATA

The following table presents the unaudited basic and diluted earnings per share and book value per share data for US SEARCH on a historical basis and the unaudited basic and diluted earnings per share and book value per share data for First Advantage on a pro forma basis. Historical earnings per share and book value per share data for the FAST division is not presented below because the FAST division is comprised of wholly-owned subsidiaries of First American, which makes per share data not meaningful. The unaudited pro forma combined financial data presented below are not necessarily indicative of the financial position had the transaction occurred on December 31, 2001 or September 30, 2002 or operating results that would have been achieved had the transaction been in effect as of the beginning of the periods presented, and such data should not be construed as representative of future financial position or operating results of First Advantage. Neither US SEARCH nor the FAST division declared any cash dividends for the periods presented below. The pro forma combined net income, pro forma stockholders’ equity and the pro forma number of shares of common stock outstanding used in determining the amounts presented below have been derived from unaudited pro forma financial statements included in this proxy statement/prospectus. This information is only a summary and should be read in conjunction with the selected historical financial data of US SEARCH and the FAST division, the unaudited pro forma combined financial statements of First Advantage included in this proxy statement/prospectus, and the separate historical financial statements of US SEARCH and the FAST division and related notes attached to this proxy statement/prospectus.

	Nine Months Ended September 30, 2002	Year Ended December 31, 2001
Historical—US SEARCH(1)
Loss per share:
Basic	$(0.46)	$(1.38)
Diluted	(0.46)	(1.38)
Book value per share	0.43	0.57
Pro forma equivalent—US SEARCH(2):
Loss per share:
Basic	(11.61)	(34.50)
Diluted	(11.61)	(34.50)
Book value per share	10.65	14.34
Pro forma for First Advantage(3):
Loss per share:
Basic	(1.44)	(1.02)
Diluted	(1.44)	(1.02)
Book value per share	10.93	10.10

(1)
The historical loss per share for US SEARCH is calculated by dividing, loss attributable to common stockholders of US SEARCH by the weighted-average number of shares of US SEARCH common stock outstanding for the respective period. The book value per share is calculated by dividing stockholders’ equity by the number of shares of US SEARCH common stock outstanding as of December 31, 2001 and September 30, 2002, as applicable.

(2)
The pro forma equivalent loss per share for US SEARCH is calculated by dividing historical loss attributable to common stockholders of US SEARCH by the pro forma weighted average number of shares of US SEARCH common stock outstanding for the respective period. The pro forma equivalent book value per share is calculated by dividing historical stockholders’ equity by the pro forma number of shares of US SEARCH common stock outstanding as of December 31, 2001 and September 30, 2002, as applicable.

(3)
The pro forma combined loss per share and book value per share of First Advantage is computed by dividing pro forma loss and stockholders’ equity of First Advantage by 19,403,743 shares of First Advantage common stock expected to be outstanding immediately following the mergers.

RISK FACTORS

The mergers, and an investment in First Advantage Class A common stock, involves a number of risks. In addition to the other information we include in this proxy statement/prospectus, you should consider the following risk factors in deciding whether to vote for the mergers.

Risks Relating to the Mergers

There is no current public market for First Advantage Class A common stock, and there will not be a public market for First Advantage Class A common stock until the closing. As a result, you will not be able to predict the trading price of the shares of First Advantage Class A common stock you will receive in exchange for your US SEARCH common stock when you vote on the merger agreement.

As a result of the mergers, US SEARCH stockholders will have the right to receive 0.04 of a share of First Advantage Class A common stock for each share of US SEARCH common stock they own. The board of directors of US SEARCH has determined that the consideration to be received by the US SEARCH stockholders pursuant to the merger agreement is fair and in the best interests of US SEARCH and its stockholders. However, because there is no current public market for shares of First Advantage Class A common stock, you will not be able to predict the market value of the First Advantage Class A common stock you will receive pursuant to the merger agreement. The market price of First Advantage Class A common stock immediately following the closing of the mergers may vary from the value attributed to it by the board of directors of US SEARCH when it determined to enter into the merger agreement. This variation may be caused by a number of factors, including market perception of the value of First Advantage, changes in the businesses, operations or prospects of US SEARCH, the FAST division or First Advantage, the timing of the mergers, regulatory considerations and general market and economic conditions.

The integration of US SEARCH and the FAST division following the transactions will be difficult and may result in a failure to realize some of the anticipated potential benefits.

The business combination of US SEARCH and the FAST division involves the integration of several businesses that previously operated independently. We cannot assure you that First Advantage will be able to integrate operations of US SEARCH and the FAST division without encountering difficulties. Any difficulty in integrating the operations of the businesses successfully could have a material adverse effect on the business, financial condition, results of operations or liquidity of First Advantage, and could lead to a failure to realize the anticipated synergies of the combination. First Advantage’s management will be required to dedicate substantial time and effort to the integration of US SEARCH and the FAST division. During the integration process, these efforts could divert management’s focus and resources from other strategic opportunities and operational matters.

If we do not complete the mergers, it could negatively impact US SEARCH and the price of its common stock.

If the mergers are not completed, US SEARCH may be subject to a number of material risks, including the following:

•	US SEARCH may be required to pay First American a termination fee of $2.8 million if US SEARCH does not complete the mergers for certain reasons;

•	the current market price of US SEARCH common stock may decline to the extent that it reflects an assumption that the mergers will be completed;

•
US SEARCH will have to repay up to $1.4 million that it has borrowed from First American during the period before closing the mergers, pursuant to a subordinated secured promissory note due June 30, 2003; and

•	substantial costs related to the mergers, such as legal and accounting fees and expenses and financial advisor expenses, must be paid even if the mergers are not completed.

There is no assurance that US SEARCH will have sufficient liquidity to make the above listed payments. As a result, US SEARCH may need to seek additional financing to make these payments. There is no assurance that such financing will be available on terms favorable to US SEARCH or at all. Further, if the merger agreement is terminated and US SEARCH’s board of directors seeks another merger or business combination, US SEARCH cannot assure you that it will be able to find a party willing to pay an equivalent or higher price than that which will be paid in the mergers. In addition, while the merger agreement is in effect, subject to limited exceptions, US SEARCH is prohibited from soliciting, initiating, knowingly encouraging or facilitating the submission of proposals or offers relating to a takeover proposal or endorsing or entering into any agreement with respect to any takeover proposal.

Officers and Directors of US SEARCH may have interests in the mergers that are different from those of US SEARCH’s stockholders.

A number of directors of US SEARCH who recommend that you vote in favor of the merger agreement are executive officers with existing employment or severance agreements or benefit arrangements, or have or are expected to enter into agreements providing additional benefits, that provide them with interests in the mergers that may be different from yours. The receipt of compensation or other benefits in connection with the mergers (including the acceleration of vesting of stock options), or the continuation of indemnification arrangements for current directors following completion of the mergers, may influence these persons in making their recommendation that you vote in favor of adoption of the merger agreement.

The completion of the transactions is subject to the review processes of government entities that could delay completion of the transactions, or result in the imposition of conditions that could have an adverse effect on First Advantage or cause US SEARCH and First American to abandon the transactions.

Completion of the transactions is conditioned upon the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Under this statute, US SEARCH and First American are required to make pre-merger notification filings and to await the expiration or early termination of the statutory waiting period before completing the mergers. US SEARCH and First American have not yet obtained any of the regulatory approvals required to complete the mergers.

Risks Relating to an Investment in First Advantage

First Advantage will be controlled by First American and as a result other stockholders will have little or no influence over stockholders’ decisions.

As a result of the mergers, First American will own 100% of the First Advantage Class B common stock, which has ten votes per share. Consequently, First American will have approximately 98% of the total voting power of First Advantage and, therefore, First American will have the right to control the outcome of any matter submitted for the vote or consent of First Advantage’s stockholders, unless a separate class vote is required under Delaware law. First American will have the voting power to control the election of the First Advantage board of directors and it will be able to cause the amendment of First Advantage’s certificate of incorporation or bylaws. First American also may be able to cause changes in the business without seeking the approval of any other party. These changes may not be beneficial to First Advantage or in the best interest of First Advantage’s other stockholders. For example, First American will have the power to prevent, delay or cause a change in control and could take other actions that might be favorable to First American, but not necessarily to other stockholders. Similarly, subject to restrictions contained in the standstill agreement, First American has the voting power to exercise a controlling influence over First Advantage’s business and affairs and has the ability to make decisions concerning such things as:

•	mergers or other business combinations;

•	purchases or sales of assets;

•	offerings of securities;

•	indebtedness that First Advantage may incur; and

•	payments of any dividends.

First Advantage cannot assure you that First American’s ownership of First Advantage common stock or its relationship with First Advantage will not have a material adverse effect on the overall business strategy of First Advantage or on the market price of First Advantage Class A common stock.

Moreover, under recently proposed Nasdaq corporate governance rules, if a single stockholder holds more than 50% of the voting power of a company, that company is considered a “controlled company.” A controlled company is exempt from the Nasdaq rules requiring that a majority of the company’s board of directors be independent directors, that independent directors must have regularly scheduled executive sessions and that the compensation and nomination committees must be comprised solely of independent directors. After the consummation of the transactions contemplated by the merger agreement, First American will own more than 50% of the voting power of First Advantage and First Advantage expects to take advantage of such exemptions afforded to controlled companies if the proposed Nasdaq rules are enacted.

First Advantage has no operating history as an independent company.

The FAST division will comprise a substantial portion of First Advantage’s assets. The FAST division has historically relied on First American for financial, administrative and managerial support relevant to operating a company. Except for certain services for which First Advantage will pay First American to provide, First American will have no obligation to support First Advantage after the mergers. In addition, pursuant to the standstill agreement to be entered into between First American and First Advantage, a majority of First Advantage’s “disinterested directors” must approve most future transactions between First American and First Advantage. First Advantage may need additional capital in order to finance operations or pursue acquisitions. Accordingly, First Advantage will have to obtain its own financing for operations and perform its own administrative functions. There can be no assurance that First Advantage will be able to develop successfully the financial, administrative and managerial resources and structure necessary to operate as an independent public company, or that First Advantage’s available financing and anticipated cash flow from operations will be sufficient to meet all of its cash requirements.

There is no current public market for First Advantage Class A common stock.

Before the closing of the mergers, there will have been no public market for First Advantage Class A common stock. If First Advantage Class A common stock is approved for quotation on the Nasdaq National Market, there can be no assurance that an active trading market for First Advantage Class A common stock will develop or, if a trading market does develop, that it will continue. In the absence of such a market, you may be unable to readily liquidate your investment in First Advantage Class A common stock.

First Advantage will be dependent on information suppliers. If First Advantage is unable to manage successfully its relationships with a number of these suppliers, the quality and availability of First Advantage’s services may be harmed.

First Advantage will obtain some of the data used in its services from third party suppliers and government agencies. If a number of suppliers are no longer able or are unwilling to provide First Advantage with certain data, First Advantage may need to find alternative sources. If First Advantage is unable to identify and contract with suitable alternative data suppliers and integrate these data sources into its service offerings, First Advantage could experience service disruptions, increased costs and reduced quality of its services. Additionally, if one or more of First Advantage’s suppliers terminates First Advantage’s existing agreements, there is no assurance that First Advantage will obtain new agreements with third party suppliers on terms favorable to First Advantage, if at all. Loss of such access or the availability of data in the future due to increased governmental regulation or otherwise could have a material adverse effect on First Advantage’s business, financial condition and results of operations.

First Advantage may be subject to increased regulation regarding the use of personal information.

Certain data and services provided by First Advantage will be subject to regulation by various federal, state and local regulatory authorities. Compliance with existing federal, state and local laws and regulations has not had a material adverse effect on the results of operations or financial condition of the FAST division or US SEARCH to date. Nonetheless, federal, state and local laws and regulations in the United States designed to protect the public from the misuse of personal information in the marketplace and adverse publicity or potential litigation concerning the commercial use of such information may increasingly affect the operations of First Advantage, which could result in substantial regulatory compliance expense, litigation expense and a loss of revenue.

First Advantage will face significant security risks related to its electronic transmission of confidential information.

First Advantage will rely on encryption and other technologies to provide system security to effect secure transmission of confidential or personal information. First Advantage may license these technologies from third parties. There is no assurance that First Advantage’s use of applications designed for data security, or that of third-party contractors will effectively counter evolving security risks. A security or privacy breach could:

•	expose First Advantage to liability;

•	increase First Advantage’s expenses relating to resolution of these breaches;

•	deter customers from using First Advantage’s services; and

•	deter suppliers from doing business with First Advantage.

Any inability to protect the security and privacy of First Advantage’s electronic transactions could have a material adverse effect on the business, financial condition or results of operations of First Advantage.

First Advantage could face liability based on the nature of its services and the content of the materials provided which may not be covered by insurance.

First Advantage may face potential liability from individuals, government agencies or businesses for defamation, invasion of privacy, negligence, copyright, patent or trademark infringement and other claims based on the nature and content of the materials that appear or are used in its products or services. Insurance may not be available to cover claims of these types or may not be adequate to cover First Advantage for all risks to which it is exposed. Any imposition of liability, particularly liability that is not covered by insurance or is in excess of First Advantage’s insurance coverage, could have a material adverse effect on First Advantage’s reputation, business and results of operations.

First Advantage may not be able to pursue its acquisition strategy.

A significant part of the historical growth strategies of the FAST division has been identifying and executing on acquisitions. First Advantage intends to continue to grow through acquisitions. First Advantage may not be able to identify suitable acquisition candidates, obtain the capital necessary to pursue its acquisition strategy or complete acquisitions on satisfactory terms. When companies are acquired, First Advantage may not be able to integrate or manage these businesses so as to produce returns that justify the investment.

A number of First Advantage’s competitors also have adopted the strategy of expanding and diversifying through acquisitions. First Advantage likely will experience competition in its effort to execute on its acquisition strategy, and First Advantage expects the level of competition to increase. As a result, First Advantage may be unable to continue to make acquisitions or may be forced to pay more for the companies it is able to acquire.

First Advantage currently does not plan to pay dividends.

First Advantage intends to retain future earnings, if any, that may be generated from operations to help finance the growth and development of its business. As a result, First Advantage does not anticipate paying dividends to stockholders for the foreseeable future.

First Advantage’s business depends on technology that may become obsolete.

First Advantage intends to use US SEARCH’s DARWIN™ technology and other information technology to better serve its clients and reduce costs. These technologies likely will change and may become obsolete as new technologies develop. The future success of First Advantage will depend upon its ability to remain current with the rapid changes in the technologies used in its business, to learn quickly to use new technologies as they emerge and to develop new technology-based solutions as appropriate. If First Advantage is unable to do this, it could be at a competitive disadvantage. First Advantage’s competitors may gain exclusive access to improved technology, which also could put First Advantage at a competitive disadvantage. If First Advantage cannot adapt to these changes, its business may be materially adversely affected.

First American could sell its controlling interest in First Advantage and therefore First Advantage could eventually be controlled by an unknown third party.

Subject to certain restrictions, First American could elect to sell all or a substantial or controlling portion of its equity interest in First Advantage to a third party without offering to First Advantage’s other stockholders the opportunity to participate in this transaction. If another party acquires First American’s interest in First Advantage, that third party may be able to control First Advantage in the same manner that First American is able to control First Advantage. A sale to a third party also may adversely affect the market price of First Advantage’s Class A common stock because the change in control may result in a change in management decisions, business policy and First Advantage’s attractiveness to future investors.

First Advantage will have minimal liquidity due to its small public float.

Although it is expected that there will be 19,403,743 shares of First Advantage common stock outstanding immediately following the mergers, approximately 80% will be owned by First American and approximately 11% will be beneficially owned by Pequot Capital Management, Inc. Only approximately 9% of First Advantage’s issued and outstanding shares will be freely transferable without restriction under the Securities Act immediately following the closing of the mergers. Accordingly, only a minimal number of shares of First Advantage will actually trade immediately following the closing. As a result, there will likely be less trading volume and therefore less liquidity compared to other companies with similar market capitalization. Consequently, you may have difficulty selling your shares of First Advantage.

Significant stockholders may sell shares of First Advantage common stock which may cause First Advantage’s share price to fall.

Subject to certain restrictions, First American may at any time convert each of its shares of First Advantage Class B common stock into a share of Class A common stock. First American or Pequot Private Equity Fund II, L.P. may transfer shares of First Advantage common stock in a privately-negotiated transaction or to affiliates or shareholders and, under certain circumstances, in a registered public offering. Any transfers, sales or distributions by First American or Pequot Private Equity Fund II, L.P. of a substantial amount of First Advantage’s Class A common stock in the marketplace, or to shareholders, or the market perception that these transfers, sales or distributions could occur, could adversely affect the prevailing market prices for First Advantage Class A common stock.

There may be risks related to the prior use of Arthur Andersen LLP as the auditor of SafeRent, Inc., one of the FAST division companies.

The balance sheets and related statements of operations, owners’ equity and cash flows of SafeRent for the years ended December 31, 2000 and 2001, which have been included in the FAST division financial information in this proxy statement/prospectus, were audited by Arthur Andersen LLP. Despite First Advantage’s reasonable efforts to obtain Andersen’s consent, Andersen has not consented to the inclusion of its report in this proxy statement/prospectus. Under these circumstances, Rule 437a under the Securities Act permits First Advantage to file the registration statement which this proxy statement/prospectus forms a part of without a written consent from Andersen.

Section 11(a) of the Securities Act provides that if any part of a registration statement at the time it becomes effective contains an untrue statement of a material fact, or omits a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring a security pursuant to the registration statement (unless it is proved that at the time of the acquisition the person knew of the untruth or omission) may sue, among others, every accountant who has consented to be named as having prepared or certified any part of the registration statement, or as having prepared or certified any report or valuation which is used in connection with the registration statement, with respect to the statement in the registration statement, report or valuation which purports to have been prepared or certified by the accountant.

As a result of Andersen failing to consent to being named as an expert or to the inclusion of its report in the registration statement of which this proxy statement/prospectus forms a part, you will not be able to recover against Andersen under Section 11(a) of the Securities Act.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus contains “forward-looking statements.” These forward-looking statements are based on estimates and assumptions made by management of First American, the FAST division or US SEARCH, as the case may be, and take into account only the information available at the time the forward-looking statements are made. Although we each believe our respective estimates and assumptions are and will be reasonable, forward-looking statements involve risks, uncertainties and other factors that could cause our respective actual results to differ materially from those suggested in the forward-looking statements. Forward-looking statements include the information concerning future financial performance, anticipated benefits of the mergers, business strategy, projected plans and objectives of First Advantage, prospective products, sales and marketing efforts, costs and expenses, liquidity, cost savings and the other forward-looking statements contained in the following sections of this proxy statement/prospectus:

•	the expected closing date of the mergers;

•	pro forma financial data for US SEARCH and the FAST division companies;

•	information concerning the anticipated benefits of the mergers;

•	the expected benefits of the mergers considered by First American in “SUMMARY—First American Reasons for the Mergers” on page 6;

•	statements about the expected competitive position and profitability of First Advantage and its future access to capital in “THE MERGERS—Background of the Mergers” on page 23;

•	the expected benefits and cost savings expected to result from the mergers considered by The US SEARCH board of directors in “THE MERGERS—US SEARCH Reasons for the Mergers on page 27;

•	the effect of automation on the quality of services and products and efficiency in “INFORMATION ABOUT US SEARCH—Business” on page 63; and

•	strategies for future growth described in “INFORMATION ABOUT THE FAST DIVISION—Business—Strategies for Future Growth” on page 71.

Forward-looking statements are subject to numerous risks and uncertainties. The following are some important factors that could cause First Advantage’s actual results to differ materially from those in forward-looking statements:

•	general volatility of the capital markets and the market price of First Advantage Class A common stock;

•	First Advantage’s ability to identify and complete acquisitions and successfully integrate businesses it acquires (including the FAST division and US SEARCH);

•	changes in applicable government regulations;

•	the degree and nature of First Advantage’s competition;

•	an increase in First Advantage’s expenses;

•	continued consolidation among First Advantage’s competitors and customers;

•	technological changes may be more difficult or expensive than anticipated; and

•	other factors described in the section entitled “RISK FACTORS” beginning on page 12.

First Advantage’s actual results, performance or achievement could differ materially from those expressed in, or implied by, forward-looking statements and, accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations and financial condition of First Advantage. The forward-looking statements speak only as of the date they are made. None of US SEARCH, First American and First Advantage undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

THE SPECIAL MEETING OF STOCKHOLDERS

We are furnishing this proxy statement/prospectus to stockholders of US SEARCH as part of the solicitation of proxies by US SEARCH’s board of directors for use at a special meeting of US SEARCH stockholders to vote on the mergers. We are first mailing this proxy statement/prospectus and the accompanying form of proxy to US SEARCH stockholders on or about                         , 2003.

Date, Time and Place

The special meeting of stockholders of US SEARCH will be held on                         , 2003 at 9:00 a.m. local time at 5401 Beethoven Street, Los Angeles, California 90066.

Purpose of the Special Meeting

At the special meeting, you will be asked to vote upon a proposal to adopt the merger agreement and the merger of US SEARCH with a wholly-owned subsidiary of First Advantage.

Record date; Stock Entitled to Vote

The US SEARCH board of directors has fixed the close of business on February 1, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting. Only holders of record of US SEARCH common stock at the close of business on the record date are entitled to notice of, and to vote at, the special meeting. As of the record date, US SEARCH had outstanding and entitled to vote 97,018,715 shares of US SEARCH common stock.

Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the special meeting.

Quorum and Vote Required

A quorum will be present at the special meeting if a majority of the shares of US SEARCH stock issued and outstanding and entitled to vote at the special meeting are represented in person or by a properly executed proxy. If a quorum is not present at the special meeting, we expect that the special meeting will be adjourned or postponed to solicit additional proxies.

The affirmative vote of the holders of a majority of the outstanding shares of US SEARCH common stock at the special meeting is required to approve the merger agreement and the mergers. A US SEARCH stockholder owning approximately 54.1% of US SEARCH common stock as of January 9, 2003 has agreed to vote all of its shares of common stock in favor of the proposal to approve the merger agreement and the mergers. See “OTHER AGREEMENTS—Voting Agreement” on page 54. Accordingly, so long as the parties perform their obligations under the voting agreement and the voting agreement remains in effect, approval of the proposal to approve the merger agreement and the mergers is assured.

Recommendation of the US SEARCH Board of Directors

The US SEARCH board of directors met to consider the mergers and the merger agreement and, by a unanimous vote of those directors present, approved the merger agreement and the mergers and determined that the merger agreement and the mergers are advisable, fair to and in the best interests of US SEARCH and its stockholders. One director was absent from the meeting at which the US SEARCH board of directors approved the mergers and the merger agreement, but that director subsequently confirmed in writing to US SEARCH that he supports the mergers and the merger agreement. The US SEARCH board of directors recommends that you vote “FOR” the proposal to adopt the merger agreement and approve the mergers at the special meeting. See “THE MERGERS—US SEARCH Reasons for the Mergers” on page 27.

Voting, Revocation and Solicitation of Proxies

You may vote your shares via the Internet by visiting http://www.eproxy.com/srch/ at any time before 12:00 p.m., Pacific Time, on                     , 2003. Abstentions granted via the Internet will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Electronic voting, including voting via the Internet, is permitted pursuant to Section 212 of the Delaware General Corporation Law so long as it can be determined that the electronic transmission of the proxy was authorized by the stockholder. The Internet voting procedures are designed to authenticate your identity, to confirm your authorization, to allow you to give your voting instructions and to confirm that your instructions have been properly recorded. To vote via the Internet, you will need to enter the three digit company code and seven digit control number printed on your proxy card. If you vote via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that you must bear.

A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that also offers Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those shares via the Internet at ADP Investor Communication Services’ voting website (www.proxyvote.com).

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of US SEARCH at our principal executive office, 5401 Beethoven Street, Los Angeles, CA 90066, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy. Revoking a proxy and failing to subsequently vote either in person or by a later proxy will result in a non-vote.

US SEARCH will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement/prospectus, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. US SEARCH may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of US SEARCH. No additional compensation will be paid to directors, officers or other regular employees for such services.

Abstentions and Broker Non-Votes

Shares of US SEARCH common stock held by persons attending the special meeting but not voting, and shares of US SEARCH common stock for which US SEARCH has received proxies but with respect to which holders of those shares have abstained from voting, will be counted as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of business at the special meeting. A US SEARCH stockholder owning approximately 54.1% of US SEARCH common stock outstanding as of January 1, 2003 has agreed to vote all of its shares in favor of the proposal to approve the merger agreement and the mergers. Accordingly, so long as the parties perform their obligations under the voting agreement and the voting agreement remains in effect, approval of the proposal to approve the merger agreement and the mergers is assured. Because the affirmative vote of a majority of shares of US SEARCH common stock present or represented by proxy at the special meeting is required, abstentions will have the same effect as votes against the proposal.

Shares represented by proxies that reflect a broker “non-vote” will be counted for purposes of determining whether a quorum exists. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares. Because the affirmative vote of a majority of shares of US SEARCH common stock present or represented by proxy at the special meeting is required, broker non-votes will have the same effect as votes against the proposal.

Adjournments or Postponements

US SEARCH does not expect that any matter other than the proposals presented in this proxy statement/prospectus will be brought before the special meeting. However, if other matters are properly presented at the special meeting or any adjournment or postponement of the special meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters. Under the laws of the State of Delaware, no business may be raised at the special meeting unless proper notice to the US SEARCH stockholders has been given.

Adjournments may be made for the purpose of, among other things, soliciting additional proxies. An adjournment may be made from time to time by approval of the holders of shares representing a majority of the votes present in person or by proxy at the special meeting, whether or not a quorum exists, without further notice other than by an announcement made at the special meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting will be given to each stockholder entitled to vote at the meeting. US SEARCH does not currently intend to seek an adjournment of the special meeting.

THE MERGERS

Background of the Mergers

On June 7, 2002, Brent N. Cohen, the chief executive officer of US SEARCH, received an unsolicited telephone call from John W. Long, President of the FAST division, regarding whether US SEARCH might be interested in combining its business with the FAST division. Mr. Long stated his belief that combining the FAST division and US SEARCH would create a much stronger competitor in the screening services industry that would be profitable from the outset and have greater access to capital and other resources. Mr. Cohen expressed his interest in discussing further the possibility of combining the businesses. This initial discussion was followed by a meeting on June 13, 2002 at US SEARCH’s headquarters in Los Angeles, California among Parker Kennedy, President of First American, Mr. Long, Mr. Cohen and Jeffrey R. Watts, Chief Financial Officer of US SEARCH. The meeting participants discussed how a combination could be structured and the possibility of using relative valuations of the FAST division and US SEARCH as the basis for determining how ownership of the combined company would be allocated among First American and US SEARCH stockholders. On June 17, 2002, First American and US SEARCH executed a mutual nondisclosure agreement for the purpose of facilitating the exchange of confidential information.

On June 20, 2002, Mr. Long and other senior executives of First American and the FAST division visited US SEARCH’s headquarters. Mr. Cohen, Mr. Watts and other senior officers of US SEARCH made presentations describing US SEARCH’s business. This meeting was followed by a telephone call between Mr. Cohen and Mr. Long on July 2, 2002 during which the relative strengths and weaknesses of the two businesses were discussed. On July 12, 2002, Mr. Cohen attended a meeting in St. Petersburg, Florida to hear a presentation from Mr. Long and other representatives of the FAST division describing its businesses, and to begin discussions regarding relative valuations of the FAST division and US SEARCH. US SEARCH initially proposed that First American would receive 60% of the equity of the combined company for contributing the subsidiaries then comprising the FAST division and that the US SEARCH stockholders would receive 40% for US SEARCH; First American initially proposed 85% for the FAST division and 15% for US SEARCH.

On July 18, 2002, Mr. Cohen and Mr. Watts met with Mr. Long and Mr. Kennedy in Santa Ana, California. Mr. Kennedy and Mr. Long reiterated their interest in combining the First American subsidiaries then comprising the FAST division (which did not include Employee Health Programs or SafeRent at that time) with US SEARCH.

On July 23, 2002, the board of directors of US SEARCH held a special meeting by telephone. During the meeting, Mr. Cohen summarized the discussions and meetings to date with First American regarding a possible business combination. US SEARCH’s board of directors formed a subcommittee comprised of Mr. Cohen, Lawrence D. Lenihan, Jr. and Alan C. Mendelson to gather more information regarding the proposed combination, participate in negotiating the terms of such combination, and, if appropriate, make a recommendation to the entire board concerning the transaction. The subcommittee agreed to report to the board of directors on July 29, 2002.

On July 26, 2002, First American delivered to Mr. Cohen a draft letter of intent setting forth the terms previously discussed with Mr. Kennedy and Mr. Long. The draft letter of intent contemplated that: First American would receive 80% of the capital stock of the combined company on a fully diluted and fully converted basis, with the remaining 20% comprising the shares held by US SEARCH stockholders and shares underlying US SEARCH options and warrants; the combined company would assume any indebtedness incurred by First American in acquiring additional screening businesses between the date the letter of intent was executed and the closing of the combination, or, if First American issued any of its stock in such acquisitions, the combined company would issue a promissory note to First American for the value of such stock; First American would ensure that the FAST division held at least $25,000,000 in cash, less the amount of cash expended by First

American to acquire new screening businesses prior to closing; and Pequot Private Equity Fund II, L.P., US SEARCH’s majority stockholder, would be required to enter into a voting agreement to vote its shares of US SEARCH stock in favor of the combination. The draft letter of intent by its terms would have required US SEARCH to agree to exclusive negotiations with First American and not publicly disclose the existence of the draft letter of intent. Mr. Cohen circulated the draft letter of intent to US SEARCH’s board of directors.

On July 29, 2002, the board of directors of US SEARCH held a special meeting by telephone. During the meeting, Mr. Cohen summarized First American’s draft letter of intent regarding a possible business combination. The board of directors discussed the draft letter of intent and the possibility of pursuing a strategic combination with subsidiaries of First American as an alternative to growing US SEARCH’s business independently. The board of directors discussed the benefits and risks of US SEARCH continuing operations as a standalone company in light of its limited revenue base, current liquidity needs and limited ability to access additional capital under current market conditions. The board of directors considered the benefits to US SEARCH of joining with the FAST division to form a larger, profitable screening services business with greater access to capital and other resources. The subcommittee recommended and the board of directors concluded that US SEARCH should not sign First American’s draft letter of intent, but authorized and directed Mr. Cohen to continue negotiations with First American. The board of directors also authorized Mr. Cohen to enter into discussions with Lehman Brothers about the possibility of Lehman Brothers acting as financial advisor to US SEARCH in connection with the possible combination and, in the event a transaction were to be negotiated, delivering an opinion to the board of directors regarding the fairness from a financial point of view of the consideration to be received by US SEARCH stockholders in such transaction.

On August 5, 2002, the board of directors of US SEARCH held a regularly scheduled meeting in US SEARCH’s headquarters. At this meeting, the board of directors considered additional background information about First American, possible structure of a transaction, relative valuations and other strategies for growth available to US SEARCH were discussed. The board of directors was informed that negotiations were continuing with Lehman Brothers concerning the possibility of Lehman Brothers advising US SEARCH on the possible combination.

From August 5, 2002 through early September, Mr. Cohen and Mr. Long continued discussions concerning the terms of a possible combination and the relative valuations of the FAST division and US SEARCH. Some of these discussions included representatives of Lehman Brothers assisting US SEARCH, and separate representatives of Lehman Brothers that were advising First American in connection with the possible combination. On August 29, 2002, Mr. Cohen, Mr. Kennedy, Mr. Long and Mr. Lenihan met in New York to discuss First American’s vision for the company that would result from combining the FAST division and US SEARCH. This meeting was followed by several telephone discussions between Mr. Cohen and Mr. Long regarding relative valuations for the businesses. On September 14, 2002, Mr. Cohen sent a letter to Mr. Long outlining general terms for a possible combination. The letter contemplated that US SEARCH stockholders would receive 25% of the capital stock of the combined company and be entitled to receive up to an additional 10% as the market capitalization of the combined company increased over time. Mr. Cohen’s letter also contemplated that First American would ensure that the FAST division would be contributed to the combined company without any debt and with $25.0 million of cash on its balance sheet.

On September 20, 2002, Mr. Long responded to Mr. Cohen’s September 14, 2002 letter with a written summary of First American’s proposed terms for a possible combination of the FAST division and US SEARCH. This summary contemplated that First American would contribute its screening services subsidiaries (including Employee Health Programs and SafeRent, which were then in the process of being acquired) and $15.0 million in cash to US SEARCH in exchange for 80% of the capital stock of US SEARCH on a fully diluted basis. The shares of US SEARCH common stock currently issued to US SEARCH stockholders and underlying existing US SEARCH stock options and warrants would remain outstanding and together would represent the remaining 20% of US SEARCH’s outstanding capital stock on a fully diluted basis following such a combination. The summary also contemplated that the shares of US SEARCH capital stock received by First American in the business combination would be shares of a new class of stock entitled to ten votes per share (compared to one vote per share for US SEARCH’s existing common stock). The summary further contemplated that executives of the FAST division and US SEARCH (including Mr. Cohen, David Wachtel, US SEARCH’s Chief Technology Officer, H. Jake Mendelsohn, US SEARCH’s Chief Information Officer, Robert Schwartz, Executive Vice President, and Richard Heitzmann, US SEARCH’s Senior Vice President Business Development) would continue as executives of the combined company. From September 20, 2002 through September 26, 2002, Mr. Cohen, Mr. Long and their respective financial and legal advisors continued negotiations regarding First American’s proposed terms.

On September 27, 2002, the board of directors of US SEARCH held a special meeting by telephone during which Mr. Cohen updated the board of directors regarding his recent discussions with Mr. Long and First American’s latest proposed terms for combining US SEARCH and the FAST division. These terms included those described in First American’s September 20 summary of proposed terms, but also contemplated that US SEARCH stockholders would receive, as additional consideration, warrants to purchase additional shares of US SEARCH common stock at a strike price equal to the anticipated trading price of US SEARCH common stock at closing. In addition, First Advantage would have a 10 member board of directors following the business combination, of whom one would be Mr. Cohen and one would be designated by Pequot Capital Management, Inc. Following discussion of these proposed terms by the board of directors, the subcommittee previously formed by the board to evaluate the transaction recommended to the full board of directors that it authorize the company’s management to proceed with negotiating a definitive agreement with First American on the basis of the proposed terms. The subcommittee’s recommendation was adopted by the full board of directors. The board of directors also approved engaging Lehman Brothers to assist management and the board of directors in evaluating the proposed combination and deliver an opinion to the board of directors with respect to the fairness from a financial point of view of the consideration to be received by US SEARCH stockholders in the possible combination. The board of directors believed Lehman Brothers was best qualified to assist US SEARCH because of Lehman Brothers’ expertise and relationships within the background screening and business services industries, its familiarity with US SEARCH, and its experience with similar transactions. A separate team within Lehman Brothers was also hired to act as financial advisor to First American in connection with the transaction. Lehman Brothers agreed to provide a fairness opinion only to the board of directors of US SEARCH and not to First American.

During October 2002, representatives of US SEARCH and First American and their respective financial and legal advisors continued to discuss and negotiate possible terms and transaction structures, exchange comments on drafts of definitive agreements and conduct due diligence. During these discussions, representatives of US SEARCH asked First American to consider providing US SEARCH stockholders “minority protections” in connection with First American receiving 80% of the shares of capital stock of the combined company. These requested minority protections included First American agreeing not to purchase additional shares of voting stock of the combined company beyond the shares it would receive in the business combination; engage in related party transactions; or sell control of the combined company to another party unless such party agrees to abide by the same minority protections.

On October 31, 2002, the US SEARCH board of directors met by telephone for a regularly scheduled board meeting at which Mr. Cohen updated the board of directors regarding the status of negotiations between US SEARCH and First American.

On November 18, 2002, Mr. Cohen, Mr. Long, other representatives of US SEARCH and First American and their respective financial and legal advisors met in Los Angeles, California. The purpose of the meeting was to attempt to resolve outstanding issues concerning the proposed combination, including possible adjustments to the consideration that would be payable to US SEARCH stockholders and First American to reflect issues that surfaced in each company’s respective diligence investigation. The representatives of First American proposed that First American should receive additional warrants to purchase a significant number of shares of common stock of the combined company to mirror US SEARCH’s currently outstanding stock options and warrants if such options and warrants were converted in the mergers into options and warrants of the combined company. In addition, the parties also discussed possible terms by which First American would loan up to $1,400,000 to US SEARCH after signing a definitive agreement for the proposed combination, which loan First American offered to address US SEARCH’s concerns that it would need to ensure access to additional capital in the event that there would be significant delay between signing and closing of a combination.

Between November 18, 2002 and December 5, 2002, the parties and their respective financial and legal advisors continued negotiating the possible terms of the proposed combination, including: the possibility of eliminating the additional warrants to be issued as merger consideration to US SEARCH stockholders in favor of eliminating mirror warrants proposed to be issued to First American; how the amount of First American’s cash capital contribution would be calculated; whether First Advantage stock options initially issued to former employees of the FAST division following closing of the mergers should be dilutive to First American only; and the minority protections that would restrict First American following the combination. During this same period, the parties substantially completed the due diligence process.

On December 5, 2002, representatives of US SEARCH and First American and their respective financial and legal advisors met by telephone to further discuss calculations for eliminating the merger warrants to be issued to US SEARCH stockholders in exchange for eliminating the mirror warrants to be issued to First American. By December 12, 2002, representatives of the parties had agreed to eliminate both the merger warrants and the mirror warrants from the proposed business combination in favor of a structure in which US SEARCH stockholders would receive approximately 20% of the shares of capital stock of the combined company and all existing US SEARCH options and warrants would be converted into options and warrants of the combined company at the same implied exchange ratio. The parties further agreed that future grants of stock options to employees, directors and officers of First Advantage would dilute all First Advantage stockholders in accordance with their respective ownership interests.

On December 12, 2002, the US SEARCH board of directors held a special meeting by telephone to consider the proposed transaction. All US SEARCH directors, members of management, and representatives of Lehman Brothers and Latham & Watkins LLP, legal counsel to US SEARCH, participated in the meeting. Mr. Cohen reported to the board of directors that the negotiations concerning the combination of US SEARCH and the FAST division were substantially complete, subject to resolving the final calculation of the number of shares of capital stock of the combined company to be issued to First American at the closing of the transaction and minor business issues. Representatives of Lehman Brothers summarized the principal financial terms of the proposed transaction and described financial analysis performed by Lehman Brothers. Lehman Brothers did not render its fairness opinion at that time pending resolution of all remaining open issues on the proposed merger agreement and terms. Latham & Watkins LLP then advised the members of the board of their fiduciary duties with respect to deciding whether to approve the merger agreement and mergers of US SEARCH. After discussion among board members regarding the proposed transaction, the full board voted unanimously to authorize Mr. Cohen to negotiate the unresolved issues concerning the proposed business combination.

On December 13, 2002, the US SEARCH board of directors again held a special meeting by telephone, at which all of US SEARCH’s directors, other than Harry Chandler, members of US SEARCH’s senior management and financial and legal advisors were present. At the meeting, Latham & Watkins LLP informed the board that the parties had resolved all remaining issues and reaffirmed the terms of the proposed transaction. Lehman Brothers confirmed that its financial analysis, presented the day before, still applied to the terms of the proposed transaction and delivered its oral opinion, subsequently confirmed in writing, that, as of that date and subject to certain matters stated in the opinion, the exchange ratio for the US SEARCH mergers was fair from a financial point of view to US SEARCH stockholders. Following further discussion regarding the proposed combination, all US SEARCH directors present at the meeting approved the merger agreement and the transactions contemplated by it, including the US SEARCH mergers, and resolved to recommend that the

US SEARCH stockholders vote to approve the merger agreement and the US SEARCH mergers. Harry Chandler subsequently confirmed in writing that he also approved of the merger agreement and the transactions contemplated by it.

The merger agreement, the voting agreement and the stockholders agreement were executed by the parties later that day.

US SEARCH Reasons for the Mergers

The US SEARCH board of directors believes that the mergers are in the best interests of US SEARCH stockholders and has approved the merger agreement and determined it to be advisable, and recommends that the US SEARCH stockholders vote “FOR” adopting the merger agreement and approval of the mergers.

In reaching its decision to approve the mergers and the merger agreement, the US SEARCH board of directors consulted with US SEARCH management and its financial and legal advisors, and considered the following factors:

•	the per share merger consideration, based on valuation models prepared by US SEARCH’s financial advisor and management, in relation to the recent market trading prices for US SEARCH’s common stock;

•
the complementary nature of the US SEARCH and the FAST division businesses and the strong strategic and synergistic benefits of combining US SEARCH with the FAST division, which benefits will immediately position the combined company as a significant market player in each of the screening segments in which it will participate;

•	the fact that the combined company will likely be one of the largest screening services companies in the country based on pro forma combined revenues;

•
US SEARCH’s long term prospects as an independent company, the constraints on US SEARCH’s ability to pursue its strategic objectives due to its limited access to capital and its present size, and the belief that US SEARCH’s long term prospects would be enhanced by the mergers;

•	the general condition of the screening industry and the likely benefits to US SEARCH stockholders of consolidating its business with others to create a more significant participant in the industry;

•	the apparent trend of consolidation in the screening industry and the likelihood that competitors of US SEARCH would participate in this consolidation;

•	the strength and experience of the management group of the combined company;

•
the benefits to the combined entity of a continuing relationship with First American, including the benefits of the services to be provided to the combined company by First American pursuant to the services agreement;

•	the significant cost savings available to the combined company as a result of operational synergies;

•	the anticipated financial resources of the combined company;

•
the opinion of Lehman Brothers that, as of the date of its opinion, and based on and subject to certain matters stated therein, the exchange ratio was fair from a financial point of view to US SEARCH stockholders. See “THE MERGERS—Fairness Opinion of Financial Advisor to US SEARCH” on page 29;

•
the anticipated effectiveness of the mergers in implementing US SEARCH’s strategy of providing diversified screening services to its customers and of expanding beyond its retail consumer business into services for business customers;

•	the increased scale, scope and financial strength of the combined company, the potential greater liquidity of the combined company and the combined company’s potential for increased access to capital;

•
the structure of the mergers and the financial and other terms of the merger agreement, including First American’s agreement to cause First Advantage to have $15 million in cash on the closing date (less expenses related to the transaction and amounts owed to First American by US SEARCH);

•
the restrictions placed upon the conduct of First American in the standstill agreement, including restrictions upon its ability to acquire additional shares of capital stock of the combined company, and a requirement that transactions between First American and the combined company be approved by a committee of the board of directors of the combined company consisting solely of disinterested directors;

•	the anticipated tax treatment of the mergers to US SEARCH stockholders;

•
the ability of US SEARCH under certain circumstances to consider unsolicited alternative proposals, its ability to terminate the merger agreement under certain circumstances including to permit it to accept one of such proposals, and the termination fees payable to First American if the merger agreement is terminated under certain circumstances including US SEARCH’s acceptance of one of such proposals; and

•	the possibility that US SEARCH’s common stock would be delisted from the Nasdaq National Market System if US SEARCH did not pursue a strategic transaction or a reverse stock split.

In addition to these factors, the US SEARCH board of directors also identified and considered the following potentially negative factors in its deliberations concerning the mergers:

•
the risk that the potential benefits of the mergers may not be realized fully as a result of integration difficulties, negative market perception or public confusion about the mergers, general industry-wide or economic conditions or other factors;

•	corporate governance risks associated with becoming minority stockholders in a company that will be controlled by a single majority stockholder;

•	the risk that First American or its affiliates may compete directly with the combined entity in the screening industry;

•	the risk that the conditions to completion of the mergers will not be satisfied;

•	the risk of possible delays associated with the completion of the mergers; and

•	the other risks described under “RISK FACTORS” beginning on page 12 of this proxy statement/prospectus.

The US SEARCH board of directors ultimately determined that the positive factors outweighed the negative factors in deciding to proceed with the mergers, but the board of directors did not quantify or assign any relative or specific weights to the various factors that it considered. Rather, the US SEARCH board of directors based its recommendation on the totality of the information presented to and considered by it. In addition, individual members of the US SEARCH board of directors may have given different weight to different factors considered in the analysis.

Recommendation of the US SEARCH Board of Directors

The US SEARCH board of directors has approved the merger agreement and the mergers and determined that the merger agreement and the mergers are advisable, fair to and in the best interests of US SEARCH and its stockholders. The US SEARCH board of directors recommends that you vote “FOR” the proposal to adopt the merger agreement and approve the mergers at the special meeting.

Fairness Opinion of Financial Advisor to US SEARCH

On September 27, 2002, the board of directors of US SEARCH engaged Lehman Brothers to act as its financial advisor in connection with the proposed transaction with the FAST division. On December 13, 2002, Lehman Brothers rendered its oral and written opinion to the board of directors of US SEARCH with respect to the proposed transaction, that as of such date and, based upon and subject to certain matters stated therein, the exchange ratio to be received by the stockholders of US SEARCH pursuant to the merger agreement was fair to such stockholders from a financial point of view.

This summary of the Lehman Brothers opinion set forth in this proxy statement/prospectus is qualified in its entirety by reference to the full text of the opinion attached as Annex B to this proxy statement/prospectus. US SEARCH stockholders may read the opinion for a discussion of the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Lehman Brothers in rendering its opinion.

Lehman Brothers’ advisory services and opinion were provided for the information and assistance of the US SEARCH board of directors in connection with its consideration of the proposed transaction. The Lehman Brothers opinion is not intended to be and does not constitute a recommendation to any stockholder of US SEARCH as to how such stockholder should vote in connection with the proposed transaction. Lehman Brothers was not requested to opine as to, and the Lehman Brothers opinion does not address, US SEARCH’s underlying business decision to proceed with or effect the proposed transaction.

In arriving at its opinion, Lehman Brothers did not ascribe a specific range of value to US SEARCH or the FAST division, but rather compared the relative value of US SEARCH to the relative value of the FAST division using the financial and comparative analysis described below to determine the fairness from a financial point of view to the stockholders of US SEARCH of the exchange ratio to be received by such stockholders in the proposed transaction. The preparation of this fairness opinion involves various determinations as to the most appropriate and relevant methods of financial and comparative analysis and the application of those methods to the particular circumstances, and therefore, such an opinion is not readily susceptible to summary description. Furthermore, in arriving at its opinion, Lehman Brothers did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Lehman Brothers believes that its analyses must be considered as a whole and that considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion. In its analyses, Lehman Brothers made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of US SEARCH and the FAST division. None of US SEARCH, First American, First Advantage, Lehman Brothers, or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses were not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth therein. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be sold.

In arriving at its opinion, Lehman Brothers reviewed and analyzed:

•	the merger agreement and the specific terms of the proposed transaction;

•
publicly available information concerning US SEARCH that Lehman Brothers believed to be relevant to its analysis, including US SEARCH’s annual reports on Form 10-K for the fiscal years ended December 31, 2001 and 2000, and quarterly reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002;

•
financial and operating information with respect to the business, operations and prospects of US SEARCH and the FAST division furnished to Lehman Brothers by US SEARCH and the FAST division, including unaudited historical financial statements for each of the companies then comprising the FAST division for varying periods between January 1, 2000 and September 30, 2002 provided by the FAST division, and unaudited pro forma combined financial statements for the fiscal year ending December 31, 2001 and nine months ending September 30, 2002;

•	the financial projections for US SEARCH and the FAST division prepared by the management of each entity;

•	a trading history of US SEARCH’s common stock from June 25, 1999 to the present and a comparison of that trading history with those of other companies that Lehman Brothers deemed relevant;

•	a comparison of the historical financial results and present financial condition of US SEARCH and the FAST division with those of other companies that Lehman Brothers deemed relevant;

•	a comparison of the financial terms of the proposed transaction with the financial terms of certain other transactions that Lehman Brothers deemed relevant;

•	the relative contributions of US SEARCH and the FAST division to the historical and future financial performance of First Advantage on a pro forma basis;

•	US SEARCH’s near term liquidity requirements and the ability of US SEARCH to meet those requirements in the absence of the proposed transaction;

•	the results of Lehman Brothers’ informal efforts to solicit interest from third parties with respect to an acquisition of US SEARCH; and

•	the pro forma impact of the proposed transaction on the current and future financial position of First Advantage.

In addition, Lehman Brothers had discussions with the management of US SEARCH and the FAST division concerning their respective businesses, operations, assets, financial condition and prospects and undertook such other studies, analyses and investigations as Lehman Brothers deemed appropriate.

In arriving at its opinion, Lehman Brothers assumed and relied upon the accuracy and completeness of the financial and other information used by Lehman Brothers without assuming any responsibility for independent verification of such information and further relied upon the assurances of management of US SEARCH and the FAST division that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of US SEARCH and the FAST division, upon advice of US SEARCH, Lehman Brothers assumed that such projections had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of US SEARCH and the FAST division, respectively, as to the future financial performance of US SEARCH and the FAST division. However, for the purpose of its analysis, Lehman Brothers considered certain somewhat more conservative assumptions and estimates which resulted in certain adjustments to the projections of both US SEARCH and the FAST division. Lehman Brothers discussed these adjusted projections with the management of US SEARCH and they agreed with the appropriateness of the use of such adjusted projections in performing the analysis. Upon the advice of US SEARCH and the FAST division, Lehman Brothers assumed that the FAST division unaudited financials materially reflect the financial performance of the FAST division and will be substantially similar to the results reflected in the audited financials for the companies comprising the FAST division. In arriving at its opinion, Lehman Brothers conducted only a limited physical inspection of the properties and facilities of US SEARCH and the FAST division and did not make or obtain any evaluations or appraisals of the assets or liabilities of US SEARCH and the FAST division. In addition, US SEARCH did not authorize Lehman Brothers to formally solicit, and Lehman Brothers did not so solicit, any indications of interest from any third party with respect to the purchase of all or a part of US SEARCH’s business. The Lehman Brothers opinion necessarily was based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of the Lehman Brothers opinion.

Lehman Brothers expressed no opinion as to the prices at which shares of First Advantage common stock will trade following consummation of the proposed transaction. This opinion should not be viewed as providing any assurance that the market value of the shares of First Advantage common stock after consummation of the proposed transaction will be in excess of the market value of such shares at any time before announcement or consummation of the proposed transaction.

The following is a summary of the material financial and comparative analyses used by Lehman Brothers in connection with providing its opinion to the US SEARCH board of directors. Certain of the summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Lehman Brothers, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Accordingly, the analyses listed in the tables and described below must be considered as a whole. Considering any portion of such analyses and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the Lehman Brothers opinion.

Comparable Transactions Analysis

The comparable transactions analysis provided a market benchmark based on the consideration paid in certain precedent transactions selected by Lehman Brothers. Lehman Brothers reviewed certain publicly available information on seven transactions involving target companies that Lehman Brothers deemed comparable to US SEARCH and the FAST division. The following transactions were included in Lehman Brothers’ analysis:

Announcement Date	Acquiror Name	Target Name
12/05/02	Welsh, Carson, Anderson & Stowe	US Investigations Services, Inc.
9/10/02	US Investigations Services, Inc.	Total Information Services, Inc., a division of The Official Information Company
6/18/01	Automatic Data Processing, Inc.	Avert, Inc.
2/14/00	ChoicePoint Inc.	DBT Online, Inc.
8/20/99	DBT Online, Inc.	Information America’s online public records business
5/7/99	DBT Online, Inc.	I.R.S.C., Inc.
1/21/99	Kroll, Inc.	Background America, Inc.

Lehman Brothers compared enterprise values in the selected transactions as multiples of the latest 12 months revenue, and earnings before interest, taxes, depreciation and amortization (EBITDA). All multiples were based on financial information publicly available at the time the relevant transactions were announced. Lehman Brothers applied a range of selected multiples for the selected transactions to the corresponding financial data of US SEARCH and the FAST division. In the case of the FAST division, the financial data utilized in the comparable transactions analysis as well as the comparable company analysis and contribution analysis described below assumed all acquisitions of the FAST division companies were completed at the beginning of the relevant periods and contained certain pro forma adjustments related to estimated cost savings from certain acquisitions. This analysis indicated an implied equity value reference range for US SEARCH of approximately $49 million to $79 million and an implied equity value reference range for the FAST division of approximately $245 million to $330 million. Lehman Brothers compared the equity value reference ranges for US SEARCH and the FAST division and derived an implied US SEARCH ownership percentage in First Advantage of 13% to 24%. The percentage ownership of US SEARCH in First Advantage of 20% implied by the exchange ratio in the proposed transaction fell within this range.

However, because the reasons for and the circumstances surrounding each of the transactions analyzed were so diverse and because of the inherent differences between the business, operations and prospects of US SEARCH and the FAST division, on the one hand, and the business, operations and prospects of the companies included in the comparable transactions group, on the other hand, Lehman Brothers believed that it was inappropriate to, and therefore did not rely solely on the quantitative results of the comparable transaction analysis. Accordingly, Lehman Brothers also made qualitative judgments concerning differences between the reasons for and the circumstances surrounding the proposed transaction and the transactions included in the comparable transaction analysis that would affect the relative values of US SEARCH and the FAST division, on the one hand, and the parties to the comparable transactions, on the other hand.

Comparable Company Analysis

The comparable company analysis assessed how the public market values shares of similar publicly traded companies by comparing specific financial and operating data relating to US SEARCH and the FAST division with other publicly traded public records and database companies deemed comparable. The companies that Lehman Brothers deemed comparable to US SEARCH and the FAST division and used in the comparable company analysis were as follows:

ChoicePoint Inc.	Hoover’s, Inc.
The Dun & Bradstreet Corporation	InfoUSA Inc.
Edgar Online, Inc.	Kroll Inc.
Equifax Inc.	OneSource Information Services, Inc.
Factual Data Corp.	TALX Corporation
Harris Interactive Inc.

Lehman Brothers reviewed enterprise values of the selected public companies with multiples of estimated 2002 and 2003 revenue and EBITDA. All multiples were based on closing stock prices as of December 10, 2002. Estimated financial data for the selected companies was based on publicly available securities analysts’ estimates. Lehman Brothers applied a range of selected multiples for the selected comparable companies to the corresponding financial data of US SEARCH and the FAST division. Estimated financial data for US SEARCH and the FAST division was based on both the management projections and adjusted projections for both companies. This analysis indicated an implied equity value reference range for US SEARCH of approximately $49 million to $64 million and an implied equity value reference range for the FAST division of approximately $215 million to $265 million. Lehman Brothers compared the equity value reference ranges for US SEARCH and the FAST division and derived an implied US SEARCH ownership percentage in First Advantage of 16% to 23%. The percentage ownership of US SEARCH in First Advantage of 20% implied by the exchange ratio in the proposed transaction fell within this range.

However, because of the inherent differences between the business, operations and prospects of US SEARCH, the FAST division and the business, operations and prospects of the companies included in the comparable companies, Lehman Brothers believed that it was inappropriate to and therefore did not rely solely on the quantitative results of the comparable company analysis. Accordingly, Lehman Brothers also made qualitative judgments concerning differences between the financial and operating characteristics and prospects of US SEARCH, the FAST division and the companies included in the comparable company analysis that would affect the public trading values of each.

Discounted Cash Flow Analysis

The discounted cash flow analysis provided a net present valuation of projections of the after-tax cash flows (defined as operating cash flow available after working capital, capital spending, tax and other operating requirements) based on the respective projections prepared by the managements of US SEARCH and the FAST division, as well as the more conservative adjusted projections. Utilizing such valuations, Lehman Brothers then compared the equity value reference ranges for US SEARCH and the FAST division derived from these models, and arrived at an implied relative percentage ownership in First Advantage.

US Search.    Lehman Brothers estimated the present value of the stand-alone, unlevered, after-tax free cash flows that US SEARCH could produce over the fiscal years 2003 through 2012 based on two operating scenarios. The first scenario was based on projections provided by US SEARCH management for fiscal years 2003 through 2006. The second scenario used the more conservative adjusted projections. Lehman Brothers also estimated a range of terminal values as of 2012 calculated based on assumed annual free cash flow growth rates in perpetuity beyond 2012 in the range of 4% to 6%. The free cash flows for 2003 through 2012, as well as the estimated terminal values, were then discounted to present values using a discount rate range of 23% to 27%, which is based on US SEARCH’s estimated weighted average cost of capital. This analysis indicated an overall equity value reference range of $101 million to $134 million based on the management projections, and $55 million to $71 million based on the adjusted projections.

The FAST division.    Lehman Brothers estimated the present value of the stand-alone, unlevered, after-tax free cash flows that the FAST division could produce over the fiscal years 2003 through 2012 based on two operating scenarios. The first scenario was based on projections provided by management of the FAST division for fiscal years 2003 through 2005. The second scenario used the more conservative adjusted projections. Lehman Brothers also estimated a range of terminal values as of 2012 calculated based on assumed annual free cash flow growth rates in perpetuity beyond 2012 in the range of 4% to 6%. The free cash flows for 2003 through 2012, as well as the estimated terminal values, were then discounted to present values using a discount rate range of 13% to 15%, which is based on the weighted average cost of capital of companies that Lehman Brothers deemed comparable to the FAST division. This analysis indicated an overall equity value reference range of $246 million to $351 million based on the management projections, and $198 million to $280 million based on the adjusted projections.

Summary.    Lehman Brothers compared the equity value reference ranges for US SEARCH and the FAST division in order to arrive at an implied relative percentage ownership in First Advantage. Based on a comparison of the management projections for both companies, the implied relative percentage ownership range for US SEARCH was 22% to 35%. Based on a comparison of the adjusted projections for both companies, the implied relative percentage ownership range for US SEARCH was 16% to 27%. The percentage ownership of US SEARCH in First Advantage of 20% implied by the exchange ratio in the proposed transaction fell below the range of implied ownership based on the management projections, and within the range of implied ownership based on the adjusted projections.

Contribution Analysis

The contribution analysis analyzed the relative contributions of US SEARCH and the FAST division to First Advantage based on latest twelve months revenue and EBITDA, and estimated fiscal year 2002 and 2003 revenue and EBITDA. Using the relative contributions derived in the contribution analysis, Lehman Brothers then developed the implied ownership percentages shown below by adjusting for the net debt of US SEARCH and the FAST division. Lehman Brothers used the management and adjusted projections for both US SEARCH and the FAST division in performing the contribution analysis. The results of this analysis are shown below.

	Relative Contribution Percentage		Implied Ownership Percentage
	US SEARCH	FAST division	US SEARCH	FAST divison
Last Twelve Months Revenue	19%	81%	18%	82%
2002E Revenue	20%	80%	19%	81%
2003E Revenue—management projections	24%	76%	23%	77%
2003E Revenue—adjusted projections	23%	77%	22%	78%
Last Twelve Months Pro Forma EBITDA	(65)%	165%	—	—
2002E Pro Forma EBITDA	(22)%	122%	—	—
2003E EBITDA—management projections	21%	79%	20%	80%
2003E EBITDA—adjusted projections	18%	82%	17%	83%

Based on the contribution analysis shown above, Lehman Brothers concluded that the implied ownership percentage for US SEARCH in First Advantage was in the range of 17% to 23%. The percentage ownership of US SEARCH in First Advantage of 20% implied by the exchange ratio in the proposed transaction fell within this range.

Implied Premium Analysis

Assuming a range of potential trading values for First Advantage, Lehman Brothers calculated the implied premium delivered to US SEARCH stockholders based on the agreed upon US SEARCH ownership percentage in First Advantage of approximately 20%. The following table outlines the implied premium to the US SEARCH share price over various time periods ending December 10, 2002 assuming an illustrative First Advantage market value range of $275 to $425 million.

	First Advantage Illustrative Market Value ($mil)
	$275	$325	$375	$425
Implied Premium to closing share price as of 12/10/02	5.0%	23.2%	41.4%	59.5%
Implied Premium to 10 day average closing price	8.0%	27.8%	47.6%	67.4%
Implied Premium to 30 day average closing price	35.0%	59.8%	84.5%	109.3%

Lehman Brothers noted that as a result of the volatility and limited liquidity of US SEARCH’s share price, it was more appropriate to analyze the premium based on longer term average closing share prices, such as the 30 day average closing price premiums shown above. Lehman Brothers then compared the implied premiums shown above to the premiums paid over the stock price for 10 precedent transactions in the business services sector and 17 precedent transactions in the software sector since May of 2000 with transaction values below $300 million. These premiums are shown below.

	Low	Mean	Median	High
Business Services
Premium to share price 1 week before announcement	8.4%	74.3%	71.3%	147.3%
Premium to share price 1 month before announcement	(6.2)%	49.1%	56.7%	94.3%

Software
Premium to share price 1 week before announcement	(47.5)%	42.2%	40.3%	109.3%
Premium to share price 1 month before announcement	(61.3)%	51.4%	51.3%	117.8%

Lehman Brothers is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. US SEARCH’s board of directors selected Lehman Brothers because of its expertise, reputation, and familiarity with the business services sector and because its investment banking professionals have substantial experience in transactions comparable to the mergers.

As compensation for its services in connection with the mergers, US SEARCH has agreed to pay Lehman Brothers a fee of $1.3 million, all of which is contingent on the consummation of the mergers. In addition, US SEARCH has agreed to reimburse Lehman Brothers for reasonable out-of-pocket expenses incurred in connection with the mergers and to indemnify Lehman Brothers for certain liabilities that may arise out of its engagement by US SEARCH and the rendering of the Lehman Brothers opinion. In addition, with the consent of the board of directors of US SEARCH, a separate team within Lehman Brothers is also acting as financial advisor to First American in connection with the mergers. Lehman Brothers will be paid a separate fee of $1.0 million for such services, which also is contingent upon consummation of the mergers.

In the ordinary course of its business, Lehman Brothers may trade in the equity securities of US SEARCH and First American for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

Structure of the Mergers

The merger agreement provides for the merger of Stockholm Seven Merger Corp., a newly-formed, wholly-owned subsidiary of First Advantage, with and into US SEARCH. As a result of this merger, US SEARCH will become a wholly-owned subsidiary of First Advantage.

The merger agreement also provides that the following mergers will occur immediately before the merger of Stockholm Seven Merger Corp. with and into US SEARCH:

•
Stockholm One Merger Corp., a newly-formed, wholly-owned subsidiary of First Advantage, will merge with and into SafeRent, Inc., a wholly-owned subsidiary of First American. As a result of this merger, SafeRent will become a wholly-owned subsidiary of First Advantage.

•
Stockholm Two Merger Corp., a newly-formed, wholly-owned subsidiary of First Advantage, will merge with and into Employee Health Programs, Inc., a wholly-owned subsidiary of First American. As a result of this merger, Employee Health Programs will become a wholly-owned subsidiary of First Advantage.

•
Stockholm Three Merger Corp., a newly-formed, wholly-owned subsidiary of First Advantage, will merge with and into Substance Abuse Management, Inc., a wholly-owned subsidiary of First American. As a result of this merger, Substance Abuse Management will become a wholly-owned subsidiary of First Advantage.

•
Stockholm Four Merger Corp., a newly-formed, wholly-owned subsidiary of First Advantage, will merge with and into HireCheck, Inc., a wholly-owned subsidiary of First American. As a result of this merger, HireCheck will become a wholly-owned subsidiary of First Advantage.

•
Stockholm Five Merger Corp., a newly-formed, wholly-owned subsidiary of First Advantage, will merge with and into American Driving Records, Inc., a wholly-owned subsidiary of First American. As a result of this merger, American Driving Records will become a wholly-owned subsidiary of First Advantage.

•
Stockholm Six Merger Corp., a newly-formed, wholly-owned subsidiary of First Advantage, will merge with and into First American Registry, Inc., a wholly-owned subsidiary of First American. As a result of this merger, First American Registry will become a wholly-owned subsidiary of First Advantage.

First American also has agreed to contribute First American Indian Holdings LLC to First Advantage as part of the transaction.

Consideration to be Received by US SEARCH Stockholders in the Mergers

At the completion of the mergers, each share of US SEARCH common stock other than treasury stock or shares of common stock held by First American or any of its subsidiaries will be converted into the right to receive 0.04 of a share of First Advantage Class A common stock.

No fraction of a share of First Advantage Class A common stock will be issued. In lieu of fractional shares, each holder of US SEARCH common stock who would otherwise be entitled to receive a fraction of a share of First Advantage Class A common stock will receive from First Advantage, subject to any withholdings required by applicable law, an amount of cash rounded to the nearest whole cent. The amount of cash received will be equal to the product of:

•	such fraction of a share; and

•
the average closing price of a share of US SEARCH common stock, as quoted on the Nasdaq National Market (or, if no longer quoted on the Nasdaq National Market or the then principal exchange or market for US SEARCH’s common stock), for the ten trading days ending on the trading day that is three trading days before the date of US SEARCH’s stockholders meeting.

Consideration to be Received by First American in the Mergers

At the completion of the mergers, First American will receive shares of First Advantage Class B common stock representing approximately 80% of the outstanding capital stock of First Advantage. However, if US SEARCH’s indebtedness exceeds $4.4 million at the closing of the mergers (less any cash received by US SEARCH from the exercise of US SEARCH warrants or stock options between signing the merger agreement and closing), First American will be entitled to receive additional shares of First Advantage Class B common stock. The number of additional shares of First Advantage Class B common stock that would be issuable to First American in such event will be equal to four times the amount by which US SEARCH’s indebtedness exceeds $4.4 million (less any cash received by US SEARCH from the exercise of US SEARCH warrants or stock options) divided by the average trading price of First Advantage Class A common stock over the first 10 trading days after closing. Also, First American will be entitled to receive additional shares of First Advantage Class B common stock if, after the closing of the mergers, First Advantage is required to issue shares of First Advantage Class A common stock to settle payment obligations of US SEARCH under the agreement pursuant to which US SEARCH previously acquired Professional Screening Resources. The number of additional shares of First Advantage Class B common stock that would be issued to First American in respect of any such settlement will be equal to the lesser of 48,000 or four times the number of First Advantage Class A common shares issued to settle such obligations.

Effect on US SEARCH Stock Options and Warrants

All outstanding stock options, stock appreciation rights, limited stock appreciation rights and stock purchase rights of US SEARCH will be assumed by First Advantage and converted automatically into options to purchase shares of First Advantage Class A common stock calculated in accordance with the exchange ratio, rounded down to the nearest whole share. The exercise price will be equal to the exercise price per share of US SEARCH common stock divided by the exchange ratio, rounded down to the nearest whole cent. The outstanding stock options, stock appreciation rights, limited stock appreciation rights and stock purchase rights of US SEARCH will otherwise continue to be exercisable and vest subject to the terms and conditions applicable to them before the mergers. However, the vesting provisions applicable to all outstanding stock options issued to US SEARCH employees and directors pursuant to the US SEARCH Amended and Restated 1998 Stock Incentive Plan provide that all such options will accelerate and be fully vested upon the occurrence of the mergers in accordance with the terms of such plan.

Each warrant to purchase a share or shares of US SEARCH common stock outstanding before the mergers will become a warrant entitling the holder to purchase the number of shares of First Advantage Class A common stock such holder would have received pursuant to the merger agreement had such holder exercised such warrant immediately before the mergers, rounded up to the nearest whole share of First Advantage Class A common stock. First Advantage will assume all obligations of US SEARCH with respect to these warrants. Otherwise, each US SEARCH warrant will be subject to the same terms and conditions applicable to it before the mergers.

Interests of Certain Persons in the Mergers

In considering the recommendation of the US SEARCH board of directors that US SEARCH stockholders vote to adopt the merger agreement and to consummate the mergers, US SEARCH stockholders should be aware that a number of officers and directors of US SEARCH have interests in the mergers that are different from or in addition to the interests of US SEARCH stockholders generally. The US SEARCH board of directors was aware of and considered these interests when it considered and approved the merger agreement.

Employment Agreements

Brent Cohen’s current employment agreement with US SEARCH provides severance benefits if Mr. Cohen’s employment is terminated other than for “cause,” if Mr. Cohen resigns for “good reason” or if Mr. Cohen does not enter into a new employment agreement with First Advantage within seven days of the effectiveness of the mergers. Under the employment agreement, upon the occurrence of any such events, Mr. Cohen would be entitled to:

•	base salary, which currently is $400,000 per year, and benefits for one year;

•	a bonus equal to 100% of base salary;

•
medical insurance coverage for a period of one year after the effective date of the termination, or until Mr. Cohen receives medical insurance coverage from another employer, whichever occurs first; and

•	the accelerated vesting of stock options, and a period of one year to exercise all stock options.

In connection with the mergers, it is expected that Mr. Cohen, H. Jake Mendelsohn and David Wachtel, all executive officers of US SEARCH, will enter into new employment agreements with First Advantage, although the terms of such agreements have not yet been determined.

Accelerated Vesting of Options

Certain outstanding stock options issued to US SEARCH directors and employees that have written agreements will accelerate and be fully vested upon consummating the mergers in accordance with the terms of the US SEARCH Amended and Restated 1998 Stock Incentive Plan. Set forth below is a list of directors and executive officers of US SEARCH and the number of shares underlying options held by each such person that were unvested as of December 13, 2002, but will become vested upon consummating the mergers:

Option Holder	Number of Shares Underlying Options Subject to Acceleration
Harry B. Chandler	26,667
Brent Cohen	4,143,337
Richard Heitzmann	1,125,000
Peter Locke	25,000
Alan C. Mendelson	25,000
H. Jake Mendelsohn	837,502
Thomas W. Patterson	81,217
Karol Pollock	120,535
Robert Schwartz	593,753
David Wachtel	847,502
Jeffrey R. Watts	1,250,000

Persons Designated to be Directors of First Advantage

Pursuant to the stockholders agreement among First Advantage, First American and Pequot Private Equity Fund II, L.P., Pequot Private Equity Fund II, L.P. will have the right to designate a director to First Advantage’s board of directors. Pequot Private Equity Fund II, L.P.’s initial designee will be Lawrence D. Lenihan, Jr., who currently serves as a director of US SEARCH. See “OTHER AGREEMENTS—Stockholders Agreement” on page 55 for more information on the stockholders agreement. Mr. Lenihan is also a managing director of Pequot Capital Management, Inc., an affiliate of Pequot Private Equity Fund II, L.P. Brent Cohen, who also serves as a director of US SEARCH, also is expected to be a director of First Advantage.

Indemnification and Insurance

Subject to any limitation imposed from time to time under applicable law, First Advantage will indemnify and hold harmless the present and former officers, directors, employees and agents of US SEARCH and its subsidiaries in respect of acts or omissions occurring on or before the effective time of the mergers. Indemnification will be provided to the extent provided under US SEARCH’s certificate of incorporation and bylaws or any indemnification agreement with US SEARCH’s and its subsidiaries’ officers and directors to which US SEARCH or its subsidiaries is a party that is in effect on the date of the merger agreement.

For six years after the effective time of the mergers, First Advantage will use its reasonable best efforts to procure officers’ and directors’ liability insurance in respect of acts or omissions occurring on or before the effective time of the mergers covering each of the present and former officers, directors, employees and agents of US SEARCH and its subsidiaries currently covered by US SEARCH’s or its subsidiaries’ officers’ and directors’ liability insurance policy on terms substantially similar to those of such policy in effect on the date of the merger agreement. However, First American will not be required to cause First Advantage to maintain insurance with respect to a specific officer or director if the premium for obtaining the insurance exceeds 200% of the amount per annum US SEARCH paid in its current fiscal year. If First Advantage is unable to obtain the required insurance, it will obtain as much comparable insurance as possible for an annual premium equal to 200% of the amount per annum US SEARCH paid in its current fiscal year and will permit any such party entitled to insurance to pay the excess amount that may be necessary to maintain such insurance coverage.

Other Arrangements

Alan C. Mendelson, one of US SEARCH’s directors, also is a partner at Latham & Watkins LLP, US SEARCH’s outside legal counsel with respect to the mergers and other general corporate matters.

Accounting Treatment

First Advantage will account for the mergers under the purchase method of accounting for business combinations under United States generally accepted accounting principles.

Material United States Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax considerations of the mergers to United States holders (as defined below) of US SEARCH common stock. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, Treasury Regulations promulgated under the Internal Revenue Code, administrative rulings and judicial decisions in effect on the date of this proxy statement/prospectus. These authorities may be changed, possibly retroactively, so as to result in U.S. federal income tax consequences different from those set forth below. This summary does not address the tax considerations arising under the laws of any foreign, state or local jurisdiction.

For purposes of this discussion, we use the term “United States holder” to mean:

•	a citizen or resident of the United States;

•	a corporation, partnership or other entity created or organized under the laws of the United States or any of its political subdivisions;

•
a trust that (x) is subject to the supervision of a court within the United States and the control of one or more United States persons or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

This discussion assumes that you hold your shares of US SEARCH common stock as a capital asset, and this discussion does not address all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances. In addition, it does not present a description of the U.S. federal income tax laws applicable to you if you are subject to special treatment under the U.S. federal income tax laws, including if you are:

•	a financial institution;

•	a tax-exempt organization;

•	an S corporation or other pass-through entity;

•	an insurance company;

•	a mutual fund;

•	a dealer in securities or foreign currencies;

•	a foreign holder;

•	a person whose functional currency is not the U.S. dollar;

•	a trader in securities that elects the mark-to-market method of accounting for your securities;

•	a holder of US SEARCH common stock who received your US SEARCH common stock through the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan; or

•	a holder of US SEARCH common stock who holds US SEARCH common stock as part of a hedge, straddle, or other risk reduction strategy or as part of a constructive sale or conversion transaction.

No ruling has been or will be sought from the Internal Revenue Service as to the U.S. federal income tax consequences of the mergers, and the following summary is not binding on the Internal Revenue Service.

Tax Consequences of the Mergers

Completion of the mergers is conditioned upon, among other things, the receipt by US SEARCH of a tax opinion from Latham & Watkins LLP dated as of the closing date, that the merger of Stockholm Seven Merger Corp. with and into US SEARCH qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code. The condition regarding the receipt of the opinion described in the preceding sentence will not be waived by US SEARCH after the receipt of US SEARCH stockholder approval unless further stockholder approval is obtained with appropriate disclosure. The opinion will be based on customary factual assumptions and factual representations and on representation letters provided by US SEARCH, First Advantage and certain of its subsidiaries to be delivered at the time of closing, all of which must continue to be true and accurate in all respects as of the closing. In addition, the opinion will assume that the mergers will be completed according to the terms of the merger agreement. An opinion of counsel represents counsel’s best legal judgment and is not binding on the Internal Revenue Service or any court.

Tax Consequences if Each of the Mergers Qualifies as a Reorganization

Assuming that each of the mergers qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code, and subject to the qualifications and assumptions described above, the material U.S. federal income tax consequences of the mergers are as follows:

•	US SEARCH will not recognize gain or loss in the mergers;

•
you will not recognize gain or loss when you exchange your US SEARCH common stock solely for First Advantage Class A common stock in the mergers, except for gain or loss resulting from cash that you receive instead of a fractional share of First Advantage Class A common stock;

•
you will recognize capital gain or loss on any cash received instead of a fractional share of First Advantage Class A common stock equal to the difference between the amount of cash received and the portion of the tax basis of US SEARCH common stock allocated to that fractional share interest, and the gain or loss will constitute long-term capital gain or loss if your holding period in the US SEARCH common stock surrendered in the mergers is more than one year as of the date of the mergers;

•
the aggregate tax basis of the First Advantage Class A common stock you receive will be the same as your aggregate tax basis in the US SEARCH common stock you surrender in exchange, reduced by any tax basis allocable to any fractional share interest exchanged for cash;

•	the holding period of the First Advantage Class A common stock you receive will include the holding period of the US SEARCH common stock you surrender in exchange; and

•	you must retain records and file with your U.S. federal income tax returns a statement setting forth facts relating to the mergers.

Backup Withholding

If you are a noncorporate holder of US SEARCH common stock, you may be subject to backup withholding on any cash payments received instead of a fractional share interest in First Advantage Class A common stock. You will not be subject to backup withholding, however, if you:

•
furnish a correct taxpayer identification number and certify that you are not subject to backup withholding on the substitute Internal Revenue Service Form W-9 or successor form included in the letter of transmittal to be delivered to you following the completion of the mergers;

•	provide a certification of foreign status on Internal Revenue Service Form W-8BEN or a successor form; or

•	are otherwise exempt from backup withholding.

Any amounts withheld under the backup withholding rules are not an additional tax and may be allowed as a refund or credit against your U.S. federal income tax liability, provided you furnish the required information to the Internal Revenue Service.

Tax matters are very complicated, and the tax consequences of the mergers to you will depend on your particular tax situation. You are urged to consult your tax advisors regarding the specific tax consequences of the mergers, including tax return reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any proposed change in the tax laws.

Stock Exchange Listings

It is a condition to the completion of the mergers that the First Advantage Class A common stock issuable to the US SEARCH stockholders pursuant to the merger agreement be approved for listing on the Nasdaq National Market, subject only to official notice of issuance. If the mergers are completed, the US SEARCH common stock will be delisted from the Nasdaq National Market and will be deregistered under the Securities Exchange Act of 1934, as amended.

Regulatory Matters

Under the Hart-Scott-Rodino Antitrust Improvements Act, we cannot complete the mergers until we have notified the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission of the mergers and filed the necessary report forms and until the required waiting period has ended. First American and US SEARCH submitted the required filings on January 13, 2003. The waiting period will expire on February 12, 2003 unless terminated earlier in accordance with our request.

Operations Following the Mergers

After the mergers, each of the companies comprising the FAST division and US SEARCH will be a wholly-owned subsidiary of First Advantage. First Advantage will be a holding company that operates through its subsidiaries in the following two segments:

•
Enterprise, which will offer motor vehicle reports, tenant screening services, employee background services and occupational health services to businesses, non-profit organizations and governmental agencies.

•	Consumer, which will offer location and verification services to consumers.

First Advantage will be headquartered in St. Petersburg, Florida.

THE MERGER AGREEMENT

The following summary describes material provisions of the merger agreement, which is attached to this proxy statement/prospectus as Annex A and is incorporated by reference into this proxy statement/prospectus. This summary may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully in its entirety.

T erms of the Mergers

Structure of the Mergers

The merger agreement provides for the merger of Stockholm Seven Merger Corp., a newly-formed, wholly-owned subsidiary of First Advantage, with and into US SEARCH. As a result of this merger, US SEARCH will become a wholly-owned subsidiary of First Advantage.

The merger agreement also provides that the following mergers will occur before the merger of Stockholm Seven Merger Corp. with and into US SEARCH:

•
Stockholm One Merger Corp., a newly-formed, wholly-owned subsidiary of First Advantage, will merge with and into SafeRent, Inc., a wholly-owned subsidiary of First American. As a result of this merger, SafeRent will become a wholly-owned subsidiary of First Advantage.

•
Stockholm Two Merger Corp., a newly-formed, wholly-owned subsidiary of First Advantage, will merge with and into Employee Health Programs, Inc., a wholly-owned subsidiary of First American. As a result of this merger, Employee Health Programs will become a wholly-owned subsidiary of First Advantage.

•
Stockholm Three Merger Corp., a newly-formed, wholly-owned subsidiary of First Advantage, will merge with and into Substance Abuse Management, Inc., a wholly-owned subsidiary of First American. As a result of this merger, Substance Abuse Management will become a wholly-owned subsidiary of First Advantage.

•
Stockholm Four Merger Corp., a newly-formed, wholly-owned subsidiary of First Advantage, will merge with and into HireCheck, Inc., a wholly-owned subsidiary of First American. As a result of this merger, HireCheck will become a wholly-owned subsidiary of First Advantage.

•
Stockholm Five Merger Corp., a newly-formed, wholly-owned subsidiary of First Advantage, will merge with and into American Driving Records, Inc., a wholly-owned subsidiary of First American. As a result of this merger, American Driving Records will become a wholly-owned subsidiary of First Advantage.

•
Stockholm Six Merger Corp., a newly-formed, wholly-owned subsidiary of First Advantage, will merge with and into First American Registry, Inc., a wholly-owned subsidiary of First American. As a result of this merger, First American Registry will become a wholly-owned subsidiary of First Advantage.

First American has also agreed to contribute First American Indian Holdings LLC to First Advantage as part of the transaction.

Completion and Effectiveness of the Mergers

The closing of the mergers will occur as soon as practicable (and in any event within five business days) after the last of the conditions to completion of the mergers contained in the merger agreement are satisfied or waived unless the parties agree otherwise in writing (see the section entitled “THE MERGER AGREEMENT— Conditions to Completion of the Mergers” below). The mergers will become effective upon the filing of articles or certificates of merger for each of the mergers.

We are working to complete the mergers quickly. We currently expect that the mergers will close in the second quarter of 2003. However, because completion of the mergers is subject to regulatory approvals and other conditions, we cannot predict the actual timing.

Merger Consideration

At the completion of the mergers, each share of US SEARCH common stock other than treasury stock or shares of common stock held by First American or any of its subsidiaries will be converted into the right to receive 0.04 of a share of First Advantage Class A common stock.

No fraction of a share of First Advantage Class A common stock will be issued. In lieu of fractional shares, each holder of US SEARCH common stock who would otherwise be entitled to receive a fraction of a share of First Advantage Class A common stock will receive from First Advantage, subject to any withholdings required by applicable law, an amount of cash rounded to the nearest whole cent. The amount of cash received will be equal to the product of:

•	such fraction of a share; and

•
the average closing price of a share of US SEARCH common stock, as quoted on the Nasdaq National Market (or, if no longer quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or the then principal exchange or market for US SEARCH’s common stock), for the ten trading days ending on the trading day that is three trading days before the date of US SEARCH’s stockholders meeting.

The merger agreement provides that the exchange ratio used for determining the number of shares of First Advantage Class A common stock issuable to holders of US SEARCH common stock and underlying existing US SEARCH options and warrants will be adjusted proportionately to take into account any stock split, reverse stock split or other recapitalization of US SEARCH common stock.

Upon completion of the mergers, First American will receive shares of First Advantage Class B common stock representing approximately 80% of the capital stock of First Advantage. However, if US SEARCH’s indebtedness exceeds $4.4 million (less any cash received by US SEARCH from the exercise of US SEARCH warrants or stock options) at the closing, First American will be entitled to receive additional shares of First Advantage Class B common stock. The number of additional shares of First Advantage Class B common stock will be equal to four times the amount by which US SEARCH’s indebtedness exceeds $4.4 million (less any cash received by US SEARCH from the exercise of US SEARCH warrants or stock options) divided by the average trading price of First Advantage Class A common stock over the first 10 trading days after closing. Also, First American will be entitled to receive additional shares of First Advantage Class B common stock if, after the closing of the mergers, First Advantage is required to issue shares of First Advantage Class A common stock to settle payment obligations of US SEARCH under the agreement pursuant to which US SEARCH previously acquired Professional Screening Resources. The number of additional shares of First Advantage Class B common stock that will be issued to First American in respect of any such settlement will be equal to the lesser of 48,000 or four times the number of First Advantage Class A common shares issued to settle such obligations.

Fractional Shares

First Advantage will not issue any fractional shares of First Advantage Class A common stock in the merger with Stockholm Seven Merger Corp. Instead, each holder of US SEARCH common stock exchanged in the merger who would otherwise be entitled to receive a fraction of a share of First Advantage Class A common stock will receive cash, without interest, in lieu of a fractional share.

Procedures for Exchange of US SEARCH Stock Certificates

Exchange of Certificates

Promptly following completion of the mergers, Wells Fargo Shareowner Services, the exchange agent for the mergers, will mail to each record holder of US SEARCH common stock a letter of transmittal and instructions for surrendering the record holder’s stock certificates in exchange for a certificate representing First Advantage Class A common stock. Only those holders of US SEARCH common stock who properly surrender their US SEARCH stock certificates in accordance with the exchange agent’s instructions will receive (a) a certificate representing First Advantage Class A common stock and (b) cash in lieu of any fractional share of First Advantage Class A common stock. After the effective time of the mergers, each certificate representing shares of US SEARCH common stock that has not been surrendered will represent only the right to receive upon surrender of that certificate each of the items listed in the preceding sentence. The surrendered certificates representing US SEARCH common stock will be cancelled. Following completion of the mergers, US SEARCH will not register any transfers of US SEARCH common stock outstanding on its stock transfer books before the mergers.

Holders of US SEARCH common stock should not send in their US SEARCH stock certificates until they receive a letter of transmittal from the exchange agent, with instructions for the surrender of US SEARCH stock certificates.

Lost Stock Certificates

First Advantage only will issue (a) a First Advantage stock certificate and (b) cash in lieu of a fractional share in a name other than the name in which a surrendered US SEARCH stock certificate is registered if the person requesting such exchange presents to the exchange agent all documents required by the exchange agent to show and effect the unrecorded transfer of ownership and to show that such person paid any applicable stock transfer taxes. If a US SEARCH stock certificate is lost, stolen or destroyed, the holder of such certificate may need to execute an affidavit or post a bond before receiving each of the items listed in the preceding sentence.

Treatment of Stock Options and Warrants

All outstanding stock options, stock appreciation rights, limited stock appreciation rights and stock purchase rights of US SEARCH will be assumed by First Advantage and converted automatically into options to purchase shares of First Advantage Class A common stock calculated in accordance with the exchange ratio, rounded down to the nearest whole share. The exercise price will be equal to the exercise price per share of US SEARCH common stock divided by the exchange ratio, rounded down to the nearest whole cent. The outstanding stock options, stock appreciation rights, limited stock appreciation rights and stock purchase rights of US SEARCH will otherwise continue to be exercisable and vest subject to the terms and conditions applicable to them before the mergers. However, the vesting provisions applicable to all outstanding stock options issued to US SEARCH employees and directors pursuant to the US SEARCH Amended and Restated 1998 Stock Incentive Plan provide that all such options will accelerate and be fully vested upon the occurrence of the mergers in accordance with the terms of such plan.

Each warrant to purchase a share or shares of US SEARCH common stock outstanding before the mergers will become a warrant entitling the holder to purchase the number of shares of First Advantage Class A common stock such holder would have received pursuant to the merger agreement had such holder exercised such warrant immediately before the mergers, rounded up to the nearest whole share of First Advantage Class A common stock and the nearest whole warrant. First Advantage will assume all obligations of US SEARCH with respect to these warrants. Otherwise, each US SEARCH warrant will be subject to the same terms and conditions applicable to it before the mergers.

Representations and Warranties

The merger agreement contains customary representations and warranties of First American and US SEARCH relating to, among other things:

•	corporate existence and good standing;

•	corporate authority;

•	capital structure;

•	subsidiaries;

•	financial statements;

•	charter documents and corporate books and records;

•	real property, title to properties and encumbrances on those properties;

•	leases;

•	validity and absence of breaches of material contracts;

•	litigation;

•	taxes;

•	insurance;

•	intellectual property;

•	required permits and compliance with laws;

•	absence of conflicts and required filings and consents;

•	labor and other employment matters;

•	employee benefit plans;

•	absence of certain interests in clients, suppliers and others;

•	absence of certain changes or events since September 30, 2002;

•	compliance with regulatory laws;

•	stockholder vote (or, in the case of First American, no stockholder vote) required to complete the mergers;

•	approval of board of directors;

•	broker’s or finder’s fees; and

•	ownership of the assets of the business.

The merger agreement also contains representations and warranties by US SEARCH regarding the following matters:

•	tax matters pertaining to consolidated returns filed by the Kushner-Locke Company in which US SEARCH was included;

•	SEC filings; and

•	US SEARCH’s receipt of the opinion of Lehman Brothers.

The merger agreement also contains additional representations and warranties of First Advantage relating to the ownership and activities of Stockholm One Merger Corp., Stockholm Two Merger Corp., Stockholm Three

Merger Corp., Stockholm Four Merger Corp., Stockholm Five Merger Corp., Stockholm Six Merger Corp. and Stockholm Seven Merger Corp. and the authorization of First Advantage and the acquisition companies to consummate the mergers.

The representations and warranties contained in the merger agreement are subject to materiality qualifications in many respects, and expire at the completion of the mergers.

Conduct of Business Before Mergers

Introduction

US SEARCH and the FAST division have agreed to restrictions on their respective activities until either the completion of the mergers or the termination of the merger agreement. In general, US SEARCH is restricted from taking a number of actions outside the ordinary course of business. The FAST division is also restricted from taking certain actions.

Restrictions on US SEARCH’s Interim Operations

US SEARCH has agreed that it will:

•	conduct its operations only according to the ordinary and usual course of business;

•	accurately maintain its books and records in the manner required by applicable law;

•	maintain its accounting and other financial records in accordance with applicable accounting requirements, published rules and regulations of the SEC with respect thereto and GAAP;

•
use reasonable efforts to preserve intact its business organizations, keep available the services of its officers and employees and maintain existing relationships with licensors, suppliers, distributors, customers, landlords, employees, agents and others having business relationships with them;

•	confer with First American concerning operational matters of a material nature, including the cancellation or waiver of any claim or right in excess of $50,000; and

•	report periodically to First American concerning its business, operations and finances.

In addition, subject to specified exceptions, US SEARCH has agreed that it will:

•	refrain from amending or modifying its or its subsidiaries’ certificate of incorporation and bylaws;

•	refrain from paying any bonuses other than bonuses in the ordinary course of business;

•	refrain from increasing any salaries or other compensation and entering into any employment, severance or similar agreement with any director, officer or employee;

•
refrain from adopting, amending or increasing any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan outside the ordinary course of business;

•	refrain from entering into any contract or commitment except contracts and commitments in the ordinary course of business;

•	refrain from increasing its indebtedness for borrowed money;

•	refrain from canceling or waiving any claim or right of substantial value which individually or in the aggregate is material;

•	refrain from declaring or paying any dividends or redeeming, purchasing or otherwise acquiring any of its securities;

•	refrain from making any material change in accounting methods or practices, except as required by law, the SEC or GAAP;

•	refrain from selling capital stock or other securities, or re-pricing any existing options, warrants or rights to purchase capital stock;

•	refrain from selling, leasing or otherwise disposing of any asset or property other than in the ordinary course of business;

•	refrain from making any capital expenditure, except in the ordinary course of business;

•	refrain from writing off as uncollectible any notes or accounts receivable, except write-offs in the ordinary course of business;

•
refrain from taking any action that could reasonably be expected to result in any of the representations and warranties of US SEARCH set forth in merger agreement becoming untrue or, any of the conditions to the mergers not being satisfied;

•
use reasonable best efforts to refrain from taking actions outside the ordinary course of business that would reasonably be expected to delay the filing of this proxy statement/prospectus or require an amendment thereof or delay the effectiveness of the registration statement of which this proxy statement/prospectus is a part or require a post-effective amendment to such registration statement; and

•	refrain from agreeing to do any of the foregoing.

Restrictions on the Fast Division’s Interim Operations

First American has agreed that it will cause the FAST division to:

•	maintain its accounting and other financial records in accordance with applicable accounting requirements, published rules of the SEC and GAAP;

•	collect its receivables and pay its payables in the ordinary course of business; and

•
use reasonable efforts to preserve intact its business organizations, keep available the services of its officers and employees and maintain existing relationships with licensors, suppliers, distributors, customers, landlords, employees, agents and others having business relationships with them.

In addition, subject to certain exceptions, First American has agreed that it will cause the FAST division to:

•	refrain from amending or modifying its articles or certificates of incorporation and bylaws;

•	refrain from making any material change in accounting methods or practices, except as required by law, the SEC or GAAP;

•	refrain from selling any securities;

•
refrain from taking any action that could reasonably be expected to result in any of the representations and warranties of First American set forth in the merger agreement becoming untrue or any of the conditions to the mergers not being satisfied;

•
use reasonable best efforts to refrain from taking actions outside the ordinary course of business that would reasonably be expected to delay the filing of this proxy statement/prospectus or require an amendment thereof or delay the effectiveness of the registration statement of which this proxy statement/prospectus is a part or require a post-effective amendment to such registration statement; and

•	refrain from agreeing to do any of the foregoing.

Prohibition from Soliciting Other Offers

US SEARCH has agreed to furnish a copy of this proxy statement/prospectus to each of its stockholders as promptly as practicable after the registration statement of which it is a part has become effective with the SEC, and thereafter promptly to call, hold and convene a special meeting of its stockholders. US SEARCH has also agreed to use its reasonable best efforts to obtain the required stockholder approval for the mergers.

Under the terms of the merger agreement, subject to specific exceptions described below, US SEARCH has agreed that neither it nor any of its subsidiaries will, and that it will not authorize or permit any of its officers, directors or employees, or any financial advisor, attorney, accountant or other advisor or representative retained by it or its subsidiaries, to solicit, initiate, knowingly encourage or facilitate the submission of proposals or offers relating to a takeover proposal or endorse or enter into any agreement with respect to any takeover proposal.

A “takeover proposal” means:

•
any tender or exchange offer, or proposal, other than a proposal by First American or any of its affiliates, for a merger, share exchange or other business combination involving US SEARCH or any of its subsidiaries; or

•	any proposal or offer to acquire in any manner a substantial equity interest in US SEARCH or any of its subsidiaries or a substantial portion of the assets of US SEARCH or any of its subsidiaries.

Under the merger agreement, US SEARCH must promptly advise First American orally and in writing of any takeover proposal or any inquiries or discussions with respect to a takeover proposal and will within two days of receipt, furnish to First American a copy of any written takeover proposal or a written summary of the material terms of any oral takeover proposal.

Neither the board of directors of US SEARCH nor any committee of the board will:

•	withdraw or modify, or propose to withdraw or modify, in a manner adverse to First American, its approval or recommendation of the mergers or the merger agreement; or

•
approve or recommend, or propose to approve or recommend, any takeover proposal or any other acquisition of outstanding US SEARCH common stock other than pursuant to the mergers or the merger agreement.

Notwithstanding the restrictions contained in the merger agreement, US SEARCH may take the following actions, but only to the extent that the board of directors of US SEARCH concludes in good faith after consulting with its outside legal counsel and financial advisor that the failure to take such action would be inconsistent with the discharge of its fiduciary duties:

•
furnish information pursuant to appropriate terms of confidentiality concerning US SEARCH and its business, properties or assets to a person who has indicated an interest in making a takeover proposal, without any solicitation by US SEARCH or any of its subsidiaries or representatives after the date of the merger agreement;

•	engage in discussions or negotiations with an unsolicited person;

•
following receipt of a takeover proposal from an unsolicited person, take and disclose to its stockholders a position contemplated by Rule 14e-2(a) under the Securities Exchange Act of 1934 or otherwise make disclosure to its stockholders;

•
following receipt of a takeover proposal from an unsolicited person, fail to make or withdraw or modify its recommendation or declaration of advisability of the mergers or adoption of the merger agreement, and to the extent it does so, refrain from calling, providing notice of or hold the meeting of its stockholders to approve the mergers and to adopt the merger agreement and from soliciting proxies or consents to secure the vote of its stockholders to adopt the merger agreement; or

•	waive the provisions of any confidentiality or standstill agreement.

In addition, US SEARCH may:

•	take any action required to be taken by any non-appealable, final order of a court of competent jurisdiction; or

•	make any disclosure or filing required by applicable law, stock exchange rules or the rules, regulations or order of any governmental entity.

Additional Covenants

First Advantage Cash Balances

First American will contribute to First Advantage immediately before the closing of the mergers $15.0 million, less:

•	fees and expenses of First American related to the mergers;

•	the aggregate amount of the consolidated cash balances of the companies comprising the FAST division that will remain following the closing; and

•	the amount of the total outstanding principal balance, and all accrued interest thereon, due by US SEARCH to First American under the $1.4 million promissory note.

FAST Division Acquisition Agreements

In the event that First American or any of its affiliates is permitted to reduce or offset against any payment obligation to third parties arising from or relating to any of the agreements by which First American or its affiliates acquired the companies that comprise the FAST division and their subsidiaries from any third parties, First American or its affiliates will contribute an amount of cash equal to such reduction or offset to First Advantage at the time First American or its affiliates recognize such reduction or offset.

Indemnification and Insurance

Subject to any limitation imposed from time to time under applicable law, First Advantage will indemnify and hold harmless the present and former officers, directors, employees and agents of US SEARCH and its subsidiaries in respect of acts or omissions occurring on or before the effective time of the mergers. Indemnification will be provided to the extent provided under US SEARCH’s certificate of incorporation and bylaws or any indemnification agreement with US SEARCH’s and its subsidiaries’ officers and directors to which US SEARCH or its subsidiaries is a party, in each case in effect on the date of the merger agreement.

For six years after the effective time of the mergers, First Advantage will use its reasonable best efforts to procure officers’ and directors’ liability insurance in respect of acts or omissions occurring on or before the effective time of the mergers covering each of the present and former officers, directors, employees and agents of US SEARCH and its subsidiaries currently covered by US SEARCH’s or its subsidiaries’ officers’ and directors’ liability insurance policy on terms substantially similar to those of such policy in effect on the date of the merger agreement. However, First American will not be required to cause First Advantage to maintain insurance with respect to a specific officer or director if the premium for obtaining the insurance exceeds 200% of the amount per annum US SEARCH paid in its current fiscal year. If First Advantage is unable to obtain the required insurance, it will obtain as much comparable insurance as possible for an annual premium equal to 200% of the amount per annum US SEARCH paid in its current fiscal year and will permit any such party entitled to insurance to pay the excess amount that may be necessary to maintain such insurance coverage.

Conditions to Completion of the Mergers

The obligations of US SEARCH and First American to complete the mergers are subject to the satisfaction or waiver, if legally permissible, of the following conditions:

•	the US SEARCH stockholders have approved the merger agreement and the mergers;

•	the SEC has declared effective the registration statement of which this proxy statement/prospectus is a part;

•
no stop order suspending the effectiveness of the registration statement or any part thereof has been issued by the SEC and no proceeding for that purpose, and no similar proceeding in respect of this proxy statement/prospectus, has been initiated or threatened by the SEC;

•	all requests for additional information on the part of the SEC have been complied with;

•	the First Advantage Class A common stock has been listed for quotation on the Nasdaq National Market, subject only to official notice of issuance;

•
no temporary, preliminary or permanent injunction or other order issued by a court or other government body or by any public authority to restrain or prohibit or restraining or prohibiting the mergers shall be in effect;

•	any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 applicable to the mergers has expired or been terminated;

•	no statute, rule, regulation, executive order, decree or order of any kind has been enacted, entered, promulgated or enforced by any court or governmental authority which prohibits the mergers; and

•	all governmental and other consents and approvals have been received.

In addition, the obligations of First American to complete the mergers are subject to the satisfaction or waiver, if legally permissible, of the following conditions:

•
the representations and warranties of US SEARCH contained in the merger agreement are true and accurate, or, in certain cases, true and accurate in all material respects, as of the date of the merger agreement and as of the closing date;

•	all of the agreements of US SEARCH to be performed before the closing have been performed in all material respects;

•
the Chief Executive Officer of US SEARCH has delivered to First American a compliance certificate with certain attachments certifying to US SEARCH’s good standing, qualification to do business, tax status and similar matters;

•
no law, regulation, interpretation, opinion, order, judgment or decree of any kind (including any privacy, data protection, publicity, advertising or similar federal, state or local law) has been enacted, entered, promulgated, issued, amended or enforced by any court or governmental entity, and no change has occurred, which would reasonably be expected to materially and adversely affect the business, operations, assets, liabilities, financial condition or results of operations of US SEARCH and its subsidiaries, taken as a whole. The exception is any such law, regulation, interpretation, opinion, order, judgment or decree that would affect the United States economy generally without disproportionately affecting the industries in which US SEARCH and its subsidiaries compete;

•
US SEARCH has not commenced a voluntary case under the bankruptcy laws, and an involuntary case under the bankruptcy laws has not been commenced against US SEARCH which involuntary case is not dismissed before the closing date;

•	all of the directors of US SEARCH and its subsidiaries and certain officers of US SEARCH and its subsidiaries have resigned effective as of the closing date;

•
First American has received a written opinion from its counsel that each of the mergers, other than the merger of Stockholm Seven Merger Corp. with and into US SEARCH, will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code;

•	US SEARCH has delivered to First American copies of certain documents, and all other proceedings in connection with the mergers have occurred; and

•	If US SEARCH pays its remaining obligations owed to the former shareholders of Professional Resource Screening, such payment must be made through the issuance of US SEARCH common stock.

In addition, the obligations of US SEARCH to complete the mergers are subject to the satisfaction or waiver, if legally permissible, of the following conditions:

•
the representations and warranties of First American contained in the merger agreement are true and accurate in all material respects, as of the date of the merger agreement and as of the closing date;

•	First American has delivered to US SEARCH copies of certain documents, and all other proceedings in connection with the mergers have occurred;

•	all of the agreements of First American to be performed before the closing have been performed in all material respects;

•
the President or Chief Executive Officer of First American, First Advantage, each FAST division company and each merger subsidiary must have delivered to US SEARCH a compliance certificate with certain attachments certifying to such company’s good standing, qualification to do business, tax status and similar matters;

•
no law, regulation, interpretation, opinion, order, judgment or decree of any kind (including any privacy, data protection, publicity, advertising or similar federal, state or local law) has been enacted, entered, promulgated, issued, amended or enforced by any court or governmental entity, and no change has occurred, which would reasonably be expected to materially and adversely affect the business, operations, assets, liabilities, financial condition or results of operations of the FAST division companies and their subsidiaries, taken as a whole;

•
no FAST division company has commenced a voluntary case under the bankruptcy laws, and an involuntary case under the bankruptcy laws has not been commenced against any such company which involuntary case is not dismissed before the closing date;

•	the standstill agreement has been executed and delivered by First American;

•	the services agreement has been executed and delivered by First American;

•
US SEARCH has received a written opinion from its counsel that the merger of Stockholm Seven Merger Corp. with and into US SEARCH will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code; and

•	First Advantage has received the cash contribution required of First American.

Termination

Termination of Merger Agreement

The merger agreement may be terminated at any time before the closing:

•	by mutual written agreement of the parties;

•	on or after June 11, 2003 (or such later date as First American and US SEARCH may have agreed to in writing) by First American if the conditions to closing have not been complied with or performed in any material respect and First American has not materially breached any of its representations, warranties, covenants or agreements;

•	by First American if the board of directors of US SEARCH has withdrawn or adversely modified its approval or recommendation of the mergers;

•
on or after June 11, 2003 (or such later date as First American and US SEARCH may have agreed to in writing) by US SEARCH, if the conditions to closing have not been complied with or performed in any material respect and US SEARCH has not materially breached any of its representations, warranties, covenants or agreements;

•
by either First American or US SEARCH by written notice to the other parties if the mergers contemplated in the merger agreement have not become effective within 30 days after the closing date, so long as the party seeking to terminate has not breached in any material respect any of its covenants and agreements which breach is the proximate cause of the delay;

•
by First American if US SEARCH fails to call the special meeting of its stockholders to approve the mergers on or before the 45th day after the registration statement of which this proxy statement/prospectus is a part is declared effective by the SEC;

•
by US SEARCH if a takeover proposal has occurred and the board of directors of US SEARCH withdraws or modifies its approval and recommendation of the mergers and the merger agreement to the extent permitted by the merger agreement in connection with such takeover proposal;

•
by either First American or US SEARCH if a court of competent jurisdiction or other governmental entity has issued a final, non-appealable order, decree or ruling, or taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the mergers;

•	by either First American or US SEARCH if at the special meeting of stockholders the stockholders of US SEARCH do not approve the mergers or the merger agreement;

•
by First American or US SEARCH if Lehman Brothers, US SEARCH’s financial advisor, withdraws its opinion or otherwise notifies the board of directors of US SEARCH that it may no longer rely on such opinion;

•
by First American if US SEARCH has materially breached any of its covenants and agreements contained in the merger agreement and US SEARCH fails to cure such breach within 10 days after receiving notice from First American; or

•
by US SEARCH if First American has materially breached any of its covenants and agreements contained in the merger agreement and First American fails to cure such breach within 10 days after receiving notice from US SEARCH.

Termination Fee

US SEARCH will promptly pay First American a termination fee of $2.8 million in the event the merger agreement is terminated:

•	by First American because the board of directors of US SEARCH has withdrawn or adversely modified its approval or recommendation of the mergers;

•
by First American because US SEARCH failed to call the special meeting of its stockholders to approve the mergers on or before the 45th day after the registration statement of which this proxy statement/prospectus is a part is declared effective by the SEC;

•
by US SEARCH because a takeover proposal has occurred and the board of directors of US SEARCH withdraws or modifies its approval and recommendation of the mergers and the merger agreement to the extent permitted by the merger agreement, in connection with such takeover proposal; or

•
by either First American or US SEARCH if at the special meeting of stockholders, the stockholders of US SEARCH do not approve the mergers or the merger agreement and, at such time, a takeover proposal had been made and not rejected by US SEARCH’s board of directors.

Expenses

The parties have agreed to pay all of their own expenses relating to the mergers, including the fees and expenses of their respective counsel, auditors and financial advisers. However, following the closing, First Advantage will reimburse First American and its affiliates for all out-of-pocket fees and expenses incurred by any of them in connection with the negotiation and preparation of the merger agreement and the mergers, and First American will be entitled to offset any reimbursement that would otherwise be owed by First Advantage against the $15.0 million capital contribution it is required to make to First Advantage pursuant to the merger agreement.

Amendment and Waiver

The merger agreement may be amended by First American and US SEARCH, by action taken or authorized by their respective board of directors, at any time before or after approval of the matters presented in connection with the mergers by the stockholders of US SEARCH. However, after approval of US SEARCH’s stockholders, no amendment will be made which by law requires further approval by such stockholders without such further approval. Any such amendment may not be made orally, but only by an agreement in writing signed by the parties.

At any time before the completion of the mergers, the parties may:

•	extend the time for performance of any of the obligations or other acts of the other parties contained in the merger agreement;

•	waive any inaccuracies in the representations and warranties of the other parties contained in the merger agreement or in any document delivered pursuant to the merger agreement; and/or

•	waive compliance with any of the agreements or conditions of the other parties contained in the merger agreement.

Any agreement on the part of a party to any such extension or waiver is valid only if set forth in writing signed by such party.

OTHER AGREEMENTS

Voting Agreement

The following summary describes material provisions of the voting agreement, which is attached to this proxy statement/prospectus as Annex C and is incorporated by reference into this proxy statement/prospectus. This summary may not contain all of the information about the voting agreement that is important to you. We encourage you to read the voting agreement carefully in its entirety.

Concurrently with the execution and delivery of the merger agreement, First American entered into a voting agreement with Pequot Private Equity Fund II, L.P. As of January 1, 2003, Pequot Capital Management, Inc. beneficially owned 52,529,702 shares of US SEARCH common stock, representing approximately 54.1% of the outstanding shares of US SEARCH common stock entitled to vote.

Under the voting agreement, Pequot Private Equity Fund II, L.P. has agreed that at the special meeting of US SEARCH stockholders it will:

•
take such actions as are necessary to vote or cause to be voted all of its shares of US SEARCH common stock in favor of the merger of Stockholm Seven Merger Corp. with and into US SEARCH, the execution and delivery by US SEARCH of the merger agreement and the approval of the terms thereof and each of the other actions contemplated by the merger agreement and the voting agreement and any actions reasonably required in furtherance of the merger agreement and the voting agreement; and

•
not vote or cause or permit to be voted any of its shares of US SEARCH common stock in favor of any takeover proposal (as described below) or any other action or agreement that would in any manner impede, frustrate, prevent or nullify any of the transactions contemplated by the merger agreement (including, without limitation, the merger of Stockholm Seven Merger Corp. with and into US SEARCH) or result in a breach of any covenant, representation or warranty or any other obligation or agreement of US SEARCH under the merger agreement or which would result in any of the conditions to US SEARCH’s or First American’s obligations under the merger agreement not being fulfilled.

In addition, Pequot Private Equity Fund II, L.P. also has agreed that it will not:

•
transfer, or consent to any transfer of, any or all of its shares of US SEARCH common stock or any interest therein if such transfer would result in Pequot Private Equity Fund II, L.P. no longer having the power to vote or cause to be voted such shares in favor of the merger agreement;

•
enter into any contract, option or other agreement or understanding with respect to any such transfer of any or all of its shares of US SEARCH common stock, or any interest therein if the entering into or performance of any such contract, option or other agreement or understanding would result in Pequot Private Equity Fund II, L.P. no longer having the power to vote or cause to be voted such shares in favor of the merger agreement;

•	grant any proxy, power-of-attorney or other authorization in or with respect to its shares of US SEARCH common stock (other than for the purpose of fulfilling the terms of the voting agreement);

•	deposit its shares of US SEARCH common stock into a voting trust or enter into another voting agreement or arrangement with respect to such shares, other than pursuant to the voting agreement; or

•
take any other action that would in any way restrict, limit or interfere in any material respect with the performance of Pequot Private Equity Fund II, L.P.’s obligations under the voting agreement or the transactions contemplated thereby or by the merger agreement.

Pequot Private Equity Fund II, L.P. has further agreed, in its capacity as a shareholder of US SEARCH, that it will not, directly or indirectly, knowingly encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any person other than First American or any of its affiliates or representatives concerning any takeover proposal.

For purposes of the voting agreement, a “takeover proposal” means:

•
any tender or exchange offer, or proposal, other than a proposal by First American or any of its affiliates, for a merger, share exchange or other business combination involving US SEARCH or any of its subsidiaries; or

•	any proposal or offer to acquire in any manner a substantial equity interest in US SEARCH or any of its subsidiaries or a substantial portion of the assets of US SEARCH or any of its subsidiaries.

The voting agreement will terminate upon the earlier of the termination of the merger agreement or the consummation of the transactions contemplated by the merger agreement.

The voting agreement does not limit or affect any actions taken by any member of the US SEARCH board of directors or any officer of US SEARCH in his or her capacity as a director or officer of US SEARCH.

Stockholders Agreement

The following summary describes material provisions of the stockholders agreement, which is included in this proxy statement/prospectus as Annex D and is incorporated by reference into this proxy statement/prospectus. This summary may not contain all of the information about the stockholders agreement that is important to you. We encourage you to read the stockholders agreement carefully in its entirety.

Concurrently with the execution and delivery of the merger agreement, First American entered into a stockholders agreement with Pequot Private Equity Fund II, L.P. and First Advantage.

Tag-Along Right.    In the stockholders agreement, First American agreed that it will not, directly or indirectly, transfer any shares of First Advantage capital stock to any party in a transaction or series of related transactions occurring within a three-year period commencing on the effective date of the mergers if, immediately after such transfer, First American and its affiliates would not beneficially own at least 70% of the number of shares of First Advantage capital stock issued to First American and its affiliates at the closing of the mergers unless:

•
First American delivers a written notice to Pequot Private Equity Fund II, L.P. of such sale, identifying the third party, the number of shares proposed to be transferred, the purchase consideration for the shares, the proposed date of the closing of such sale and the other material terms and conditions of the proposed sale; and

•
at Pequot Private Equity Fund II, L.P.’s election, First American permits Pequot Private Equity Fund II, L.P. and its affiliates to participate in such sale by selling a number of shares held by Pequot Private Equity Fund II, L.P. equal to the product of (a) a fraction, the numerator of which is the number of shares proposed to be sold by First American and or its affiliates and the denominator of which is the total number of shares then held by First American and its affiliates and (b) the total number of shares then held by Pequot Private Equity Fund II, L.P. and its affiliates.

The purchase consideration paid for exercising the tag-along right will be the purchase consideration offered to First American or its affiliates. If First American or any of its affiliates has sold any shares of First Advantage to the other party in the 12 months before delivering the notice to Pequot Private Equity Fund II, L.P. or such sale is part of a series of related transactions, Pequot Private Equity Fund II, L.P. may request to treat all such sales to which Pequot Private Equity Fund II, L.P. has not been granted a tag-along right as a single transaction, and the price per share to be paid will be the weighted average price paid for all such transactions.

Designation of Director.    First American agreed to vote, and cause each of its affiliates to vote, all of its shares of First Advantage, or otherwise take such action, as is necessary to ensure that the size of the board of directors of First Advantage will be no more than 10 directors. In addition, First American and each of its affiliates will cause the election to the board of directors of First Advantage of one representative designated in writing by Pequot Capital Management, Inc., who initially will be Lawrence D. Lenihan, Jr. However, First American and its affiliates are not required to vote their shares in favor of any such representative if:

•
such representative is an officer, director or employee of a person, that is, directly or through its subsidiaries, materially engaged in an individual background screening business that competes with the individual background screening business owned by First Advantage and its subsidiaries; or

•	such representative is or has been the subject of any of the matters described in Rule 262(b) promulgated under the Securities Act.

In lieu of designating a member of the board of directors, Pequot Private Equity Fund II, L.P. may, subject to execution of a mutually agreed confidentiality agreement, designate a representative to:

•	attend all regular and special meetings of First Advantage’s board of directors in a non-voting, observer capacity; and

•
receive all notices and materials provided to members of the board of directors, other than privileged information or information that the board reasonably determines to conflict with such representative’s rights.

Registration Rights.    The securities that may be registered under the stockholders agreement are:

•
any shares of Class A common stock of First Advantage that Pequot Private Equity Fund II, L.P. or any of its affiliates own at the date of closing of the mergers or received or is receivable upon the exercise of warrants held at such closing;

•	any securities received or receivable as a dividend, stock split or other distribution with respect to other registrable securities;

•	any securities received or receivable upon specific reorganization, reclassification, merger, consolidation or other similar events; and

•
any shares of Class A common stock of First Advantage acquired by Pequot Private Equity Fund II, L.P. or its affiliates after the date of stockholders agreement, the transfer of which is restricted under Rule 144 of the Securities Act.

Demand Registration Rights.    Pequot Private Equity Fund II, L.P. will have the right, by written notice delivered to First Advantage, to require First Advantage to register under the Securities Act the resale registrable securities (as described above) having an aggregate offering price (before deducting of underwriting discounts and commissions) to the public in excess of $5,000,000. Upon receipt of a notice by Pequot Private Equity Fund II, L.P. First Advantage will effect, as expeditiously as reasonably possible, the registration under the Securities Act of all registrable securities that Pequot Private Equity Fund II, L.P. requests to be registered.

If Pequot Private Equity Fund II, L.P. exercises its demand registration rights and intends to distribute the registrable securities covered by its request by means of an underwriting, First Advantage will enter into an underwriting agreement in customary form with an underwriter or underwriters selected for such underwriting by Pequot Private Equity Fund II, L.P. (which underwriter or underwriters will be reasonably acceptable to First Advantage).

First Advantage will not be required to effect any registration based on Pequot Private Equity Fund II, L.P.’s demand registration rights:

•	before December 13, 2003;

•	after First Advantage has effected two registration statements pursuant to Pequot Private Equity Fund II, L.P.’s demand registration rights and such registration statements have become effective;

•
if First Advantage furnishes to Pequot Private Equity Fund II, L.P. a certificate signed by the President or Chief Executive Officer of First Advantage stating that in the good faith judgment of First Advantage’s board of directors, it would be seriously detrimental to First Advantage and its stockholders for such registration statement to be effected at such time. If such event occurs, First Advantage has the right to defer such filing for a period of not more than ninety days after receipt of Pequot Private Equity Fund II, L.P.’s request; provided that such right to delay a request is exercised by First Advantage not more than once in any twelve (12) month period; or

•	if Pequot Private Equity Fund II, L.P. proposes to dispose of shares of registrable securities that may be registered on a Form S-3.

Piggyback Registration.    If First Advantage proposes to file any registration statement under the Securities Act for purposes of a public offering of securities of First Advantage, whether or not for sale for its own account, it will afford Pequot Private Equity Fund II, L.P. and its affiliates an opportunity to include in such registration statement all or part of the registrable securities. If such registration statement is for an underwritten offering, Pequot Private Equity Fund II, L.P. will enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by First Advantage but in no event will any indemnity and/or contribution provisions in such underwriting agreement provide that the indemnity and/or contribution of Pequot Private Equity Fund II, L.P. exceed the net proceeds from the offering received by Pequot Private Equity Fund II, L.P.

S-3 Registrations.    First Advantage will use its reasonable best efforts to become and remain eligible to register offerings of securities on Form S-3 or its successor form. At all times during which First Advantage is qualified for the use of Form S-3, Pequot Private Equity Fund II, L.P. may request that First Advantage register its registrable securities on Form S-3. However, First Advantage will not be required to effect more than two such registrations during any twelve-month period if such registrations on Form S-3 have been declared or ordered effective and have remained effective until the earlier of 30 days after the date of effectiveness or the date all of the registrable securities registered thereunder have been sold. First Advantage will not be required to effect any S-3 registration:

•	within 120 days of the effective date of any other registration pursuant to the stockholders agreement; or

•
unless Pequot Private Equity Fund II, L.P. proposes to dispose registrable securities having an anticipated aggregate price to the public (net of underwriting discounts and expenses of sale, if any) of at least $2,000,000.

Once in any 12 month period, First Advantage may defer filing such S-3 registration statement for a period of not more than 90 days following the requested filing date if First Advantage furnishes to Pequot Private Equity Fund II, L.P. a certificate signed by the President or Chief Executive Officer of First Advantage stating that in the good faith judgment of First Advantage’s board of directors it would be seriously detrimental to First Advantage and its stockholders for a registration statement to be filed at the time requested. Subject to the foregoing, First Advantage will use its reasonable best efforts to promptly effect such registration on Form S-3 to the extent requested by Pequot Private Equity Fund II, L.P. under the stockholders agreement.

Expenses Related to Registrations.    First Advantage will pay all expenses related to any registration under the stockholders agreement, other than underwriting fees, discounts, commissions or transfer taxes related to

Pequot Private Equity Fund II, L.P.’s shares of Class A common stock sold under such registration and will pay fees of one special counsel to Pequot Private Equity Fund II, L.P. or its affiliates of up to $25,000. First Advantage and Pequot Private Equity Fund II, L.P. have agreed to indemnify each other for third party claims arising out of securities law violations under customary circumstances.

Termination.    No party has any obligations under the stockholders agreement before the effective time. After the effective time, the provisions of the stockholders agreement terminate as follows:

•	The tag-along rights terminate on the earlier of:

•
the first date on which Pequot Private Equity Fund II, L.P. and its affiliates beneficially own less than 5% of the total number of shares of First Advantage’s common stock issued and outstanding immediately following the closing of the mergers; and

•	the third anniversary of the effective time of the mergers.

•	The registration rights will terminate on the earlier of:

•	the fourth anniversary of the effective date; and

•	the first date following the effective date on which:

•	First Advantage is then providing current public information within the meaning of Rule 144(c)(1) promulgated under the Securities Act;

•	no representative designated by Pequot Private Equity Fund II, L.P. pursuant to the stockholders agreement is a member of the board of First Advantage; and

•
Pequot Private Equity Fund II, L.P. and its affiliates are able to sell all of their registrable securities without restriction under Rules 144 and 145 promulgated under the Securities Act during a three-month period.

•
The director designation right will terminate on the first date on which Pequot Private Equity Fund II, L.P. owns less than 75% of all of the shares of First Advantage Class A common stock issued to Pequot Private Equity Fund II, L.P. and its affiliates at the closing of the mergers.

Standstill Agreement

The following summary describes material provisions of the standstill agreement, which is attached to this proxy statement/prospectus as Annex E and is incorporated by reference into this proxy statement/prospectus. This summary may not contain all of the information about the standstill agreement that is important to you. We encourage you to read the standstill agreement carefully in its entirety.

Pursuant to the merger agreement, at the closing of the mergers First American will enter into a standstill agreement with First Advantage. The standstill agreement will provide that First American will not and will not permit any of its affiliates to, acquire, offer, or propose or agree to acquire, beneficial ownership of any voting securities of First Advantage or securities of any subsidiary of First Advantage other than:

•	the securities of First Advantage issued to First American at the closing of the mergers or securities issued upon exchange, exercise or conversion thereof;

•
as a result of the transfer of beneficial ownership of securities of First Advantage from First American or its affiliates to an affiliate of First American or to First American; provided, that the acquiring person agrees in writing to assume all of the obligations of First American under the standstill agreement; and

•
securities issued to First American or an affiliate of First American as a result of a capital contribution made by First American or such affiliate to First Advantage and approved by a majority of disinterested directors of First Advantage.

First American may also acquire, offer or propose or agree to acquire the beneficial ownership of securities of First Advantage if pursuant to a tender offer made by First American or an affiliate of First American for outstanding securities of US SEARCH:

•	to all of First Advantage’s stockholders (other than First American and its affiliates);

•
conditioned on at least two-thirds of the outstanding common stock of First Advantage (other than common stock of First Advantage beneficially owned by First American and its affiliates) being tendered; and

•	in which the same consideration is offered to all holders of First Advantage common stock.

In addition, the tender offer must be approved by a special committee of First Advantage’s board of directors created to consider the tender offer and consisting only of disinterested directors, after receiving a written opinion from a nationally recognized investment bank that the tender offer is fair to First Advantage’s stockholders (other than First American and its affiliates).

In addition, without the prior written approval of a majority of disinterested directors of First Advantage, First American will not and will not cause or permit any of its subsidiaries to enter into any transaction with First Advantage or any subsidiary of First Advantage (other than transactions expressly contemplated by the merger agreement), except transactions engaged in by First Advantage or its subsidiary in the ordinary course of business.

First American has also agreed that it will not and will not cause or permit any of its subsidiaries to transfer First Advantage voting securities to any person or group of persons, unless such person or group acquiring such shares agrees in writing to assume all of the obligations of First American under the standstill agreement, if such transfer results in:

•	such person or group beneficially owning more than 50% of the issued and outstanding voting securities of First Advantage immediately after such transaction; and

•
either the transfer is made to a person or group in which First American or any of its affiliates has an economic interest in excess of $20.0 million or the voting securities being transferred, together with any voting securities previously transferred by First American or any of its affiliates to such person or group, represent 25% or more of the issued and outstanding voting securities of First Advantage.

For purposes of the standstill agreement, “disinterested director” means any member of First Advantage’s board of directors that is not:

•	an officer or employee of First Advantage;

•	an officer, director or employee of First American or any affiliate (excluding First Advantage) thereof;

•	a person who controls or is under common control with First American or any affiliate of First American; or

•
a person who otherwise would fail to qualify as an “independent director” under the applicable rules of the Nasdaq National Market as then in effect (other than any person designated by Pequot Private Equity Fund II, L.P. in accordance with the stockholders agreement, who will not be disqualified as a disinterested director if such designee otherwise fails to so qualify).

For purposes of the standstill agreement, “voting securities” means, collectively, the First Advantage Class A common stock, the First Advantage Class B common stock and any other securities entitled, or that are entitled in the future, to vote generally for the election of members of First Advantage’s board of directors.

The standstill agreement will terminate on the earlier to occur of the fourth anniversary of the effective date and the date on which First American no longer controls First Advantage.

Services Agreement

The following summary describes material provisions of the services agreement, which is attached to this proxy statement/prospectus as Annex F and is incorporated by reference into this proxy statement/prospectus. This summary may not contain all of the information about the services agreement that is important to you. We encourage you to read the services agreement carefully in its entirety.

At the closing of the mergers First Advantage and First American will enter into a services agreement pursuant to which First American will provide certain business services and overhead services to First Advantage.

The following business services will be provided to First Advantage at the rates set forth below:

•	Human Resources Systems and Payroll Systems	$150,000 per year

•	Network Services	$100,000 per year

•	Oracle Financial Systems	$50,000 per year

•	401(k) Expenses	Actual Cost

•	Pension Expenses	Actual Cost

•	Insurance Allocation	Actual Cost

•	Medical Insurance Allocation	Actual Cost

•	Company Car Program	Actual Cost

•	Personal Property Leasing	Comparable pricing given to similarly situated affiliates of First American

The following overhead services will be provided to First Advantage for a fee of $50,000 per month and reasonable out-of-pocket expenses:

•	Legal support;

•	Tax support;

•	Strategic planning;

•	Corporate communications support;

•	Investor relations support;

•	Accounting/financial management support;

•	Human resources support; and

•	General management support.

The following additional services with respect to Indian operations will be provided by First Advantage to First American and its affiliates at actual cost:

•	Leasing of real and personal property;

•	Management support;

•	Human resources/payroll support; and

•	Services incidental to the foregoing.

First Advantage will, and will cause its affiliates to, provide First American and its affiliates with products and services offered by or through First Advantage or its affiliates from time to time at rates and on terms no less favorable than those generally offered by First Advantage and its affiliates to third parties.

Pursuant to the services agreement, First American may make one or more loans to First Advantage on terms mutually agreeable to First American and First Advantage, provided that:

•	such loan or loans bear interest at a rate per annum no greater than the prime rate in effect from time to time plus 2.75%; and

•	the aggregate amount of all such loans at any date of determination will not exceed $1,000,000.

In addition, First American may offer to provide First Advantage or its affiliates, and First Advantage or its affiliates may purchase, products and services offered by or through First American in the ordinary course of business at rates and on terms then offered by First American to comparable third parties.

The services agreement will commence on the effective date of the mergers and terminate on the one year anniversary of such date, unless renewed. The services agreement will continue for successive 180-day periods unless either First American or First Advantage advises the other in writing, no later than thirty days before such date, that the services agreement will not be extended.

Subordinated Secured Promissory Note

The following summary describes material provisions of the subordinated secured promissory note, which is included as an exhibit to the registration statement of which this proxy statement/prospectus forms part. The terms of the subordinated secured promissory note are incorporated by reference into this proxy statement/prospectus. This summary may not contain all of the information about the subordinated secured promissory note that is important to you. We encourage you to read the subordinated secured promissory note carefully in its entirety. See “WHERE YOU CAN FIND MORE INFORMATION” for instructions on how to obtain the registration statement and exhibits.

In connection with the merger agreement, on January 15, 2003, First American loaned US SEARCH $1.4 million pursuant to a subordinated secured promissory note. The note matures on June 30, 2003 and bears interest at a rate equal to the lesser of 10.0% and the prime rate plus 4.75%. If an event of default occurs under the note, all principal and accrued interest will become immediately due and payable and the interest rate will increase to the lesser of 10.0% and the prime rate plus 6.75%. The obligations evidenced by the note are secured by all real and personal property of US SEARCH pursuant to a security agreement between First American and US SEARCH.

The following occurrences are events of default under the note:

•	default in the payment when due of any principal or interest due under the note or any other amounts owing thereunder if such default continues unremedied for three or more business days;

•
any representation, warranty or statement made by or on behalf of US SEARCH in the note or any security document or in any certificate proves to be untrue in any material respect on the date as of which made or deemed made;

•
default in the due performance or observance of any other term, covenant or agreement contained in the note or the security agreement and such default continues unremedied for a period of the lesser of ten business days and the grace period provided for in the security agreement with respect to such default, if any;

•
default in the payment when due, whether by acceleration or otherwise, of any debt for borrowed money of US SEARCH under the Loan and Security Agreement, dated September 12, 2001, as amended, between Comerica Bank, as successor to Imperial Bank, and US SEARCH or default in the performance or observance of any obligation or condition with respect to such debt if the effect of such default is to accelerate the maturity of any such debt or such default continues unremedied for any applicable period of time sufficient to permit the holder or holders of such debt, or any trustee or agent for such holders, to cause such debt to become due and payable before its stated maturity;

•
US SEARCH or any of its subsidiaries institutes or consents to the institution of any proceeding under the federal bankruptcy statutes or any other debtor relief law, or makes an assignment for the benefit of creditors;

•
US SEARCH or any of its subsidiaries applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property;

•
any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of US SEARCH or any of its subsidiaries and the appointment continues undischarged or unstayed for 60 calendar days;

•
any proceeding under the federal bankruptcy statutes or any other debtor relief law relating to any such person or to all or any part of its property is instituted without the consent of US SEARCH or any of its subsidiaries and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding;

•
if, without the express prior written consent of First American, title to any of the collateral, or any part thereof or interest therein, is (or is attempted to be) sold, conveyed, transferred or further encumbered by US SEARCH in favor of any other person, firm, corporation or other entity, whether by operation of law, agreement or otherwise, except as expressly permitted by the security agreement;

•
any judgment or order for the payment of money in excess of $2.0 million (taking into account any insurance proceeds payable under a policy where the insurer has accepted coverage without reservation) is rendered against US SEARCH and either:

•	enforcement proceedings have been commenced by any creditor upon such judgment or order; or

•	there has been any period of fifteen (15) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect; or

•
the security documents or any provision thereof ceases to be in full force and effect, or ceases to give First American the liens, rights, powers and privileges purported to be created thereby, or US SEARCH or any other person obligated under any security document (other than First American) defaults in the performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to such security documents or US SEARCH or any person purporting to act by or on behalf of US SEARCH denies or disaffirms US SEARCH’S obligations under any security document.

INFORMATION ABOUT US SEARCH

Business

Overview

US SEARCH is an individual locator and risk management services company, which uses its proprietary software platform and web-based systems to supply consumer and business clients with services such as individual location, identity verification, criminal record checks, employment and education verifications, professional reference checks, credit and motor vehicle record checks, and drug screening. US SEARCH’s services can be accessed through its websites, www.ussearch.com for consumers, www.ussearch.com/business for small and medium businesses, or www.prsinet.com for large businesses. US SEARCH was founded in 1994 and incorporated in Delaware in 1999.

US SEARCH has developed US SEARCH DARWIN™ patent-pending technology, which automates the data management supply chain by accessing, assimilating, and compiling data from disparate sources. The current applications of the technology focus on individual locator and profile services. US SEARCH has developed the technology’s application to employment screening services and expects that it will be in production for US SEARCH’s business customers in 2003. By automating the fulfillment process for employment screening, US SEARCH believes it will be able to deliver a superior quality product more quickly and more efficiently.

On December 28, 2001, US SEARCH completed an acquisition of Professional Resource Screening, Inc., an employment screening company with more than 500 clients including AT&T Wireless, The AIG Life Companies, Bell South, Charles Schwab and DHL Worldwide Express.

Growth in the Security, Certification and Verification Services Sector

US SEARCH believes that background screening and certification services industries will grow due to an increased awareness of security issues. US SEARCH expects that companies will perform more comprehensive background checks on their employees. US SEARCH provides a range of employment screening and background check services, including criminal record checks, employment and education verifications, professional reference checks, credit and motor vehicle record checks, drug screening, and pre-employment verification services.

US SEARCH believes that security and risk mitigation have become important issues for businesses, government and other organizations. US SEARCH believes that employers will require better information about the backgrounds of their prospective and current employees to conform, in certain industries, to new regulations and guidelines, to obtain insurance coverage, to reduce the risk of legal liability for negligent hiring and to manage risk. Information technology has provided individual employees with greater potential access to corporate assets.

While services and technologies have developed to provide remote access to information sources, US SEARCH believes that existing screening companies either provide only limited information or employ limited amounts of automation. For example, credit reporting services make available only limited types of information for specific purposes, such as verifying individual credit records. More comprehensive search and background checks are available through private investigation firms, but they draw on limited datasets, require significant human intervention, do not generate instantaneous results, and are costly. The employment screening industry has historically been fragmented and regional in nature, with over 100 providers in the United States, most with sales of less than $20.0 million annually. US SEARCH believes that small- and medium-sized businesses have not generally used pre-employment screening services due to prohibitive costs. As these services become more common, US SEARCH believes that there will be a need for a screening company that generates fast results and is highly accurate and scalable. According to the U.S. Bureau of National Affairs, the average monthly employee turnover rate for 2001 was approximately 1.1% of the U.S. workforce. Many companies must fill thousands of positions a year, screening multiple candidates for each open position.

US SEARCH Services

US SEARCH offers a variety of products and services to provide accurate and timely, background information. US SEARCH’s services are highly automated—its clients online can conduct many of US SEARCH’s services instantly. US SEARCH also offers assisted searches and screening services, both online and through toll free telephone numbers. US SEARCH constantly evaluates its data sources and other information sources to ensure the availability of timely, accurate and comprehensive data and background information to its clients.

•
Large Business Services.    Through US SEARCH’s subsidiary, Professional Resource Screening, US SEARCH provides large businesses, government agencies and other employers with a variety of employment screening, individual and business background check and risk mitigation products and services via an online, web-based system that enables instant ordering and prompt delivery of results. Customers can customize the search and decision parameters online using a “drag-and-drop” browser interface. Employment screening products include Social Security Number Trace, Federal and State Felony and Misdemeanor Record Searches, Employment and Education Verification, and Credit History. US SEARCH also provides character reference checks and drug screening via third party providers. US SEARCH also offers a Management Services program that provides customers with an outsourced solution to background investigations, which includes analysis of developed investigation data, management of Fair Credit Reporting Act communications, legal compliance, and direct applicant contact. Finally, US SEARCH recently developed ApplyDirect™, a web-based application tool designed to reduce recruiting costs and improve time-to-hire by allowing job candidates to electronically complete and sign employment application forms. The online application is easily customized to match a client’s paper based form in content and design and incorporates digital signature technology allowing applicants to authorize a background screen.

•
Small and Medium Business Services.    US SEARCH provides small and medium businesses with a variety of services including individual locator, individual and business background checks and employment screening. Small and medium business clients may use US SEARCH’s services to find missing beneficiaries, debtors, alumni, witnesses, shareholders and pension plan participants, perform due diligence on individuals and businesses before entering into a business or financial relationship, research identity fraud, verify property ownership or screen employees before making a hiring decision. US SEARCH’s customers may access a new small and medium business website at www.ussearch.com/business.

•
Consumer Services.    US SEARCH provides consumer clients with a single, comprehensive access point to a broad range of information to assist them in locating friends and relatives or learn more information about people in their lives. US SEARCH’s clients can obtain addresses, aliases, listed phone numbers, property ownership, court records, judgments, professional license verification, corporate affiliations and date of death information. Searches are performed by electronically accessing multiple, geographically dispersed public record databases. US SEARCH aggregates this information, then formats and presents the search results to make them easy to read and understand.

US SEARCH Strategy

US SEARCH’s objective is to become the leading provider of Internet-based employment screening and background information services to businesses, governments and individuals. US SEARCH believes that pre-employment and verification services will become automated through technology in a similar manner to how payroll processing and applicant tracking were automated in the past. US SEARCH makes it possible to not merely screen employees before they are hired, but to perform periodic checks on an automated basis. To accomplish these objectives, US SEARCH intends to:

•
Expand the number of customers using its technology. Following the acquisition of Professional Resource Screening in December of 2001, US SEARCH has over 500 customers for whom it is providing employment screening. During 2003, US SEARCH will continue to focus on converting existing customers from regional or divisional accounts to national accounts. In addition, US SEARCH will focus on expanding the scope of services provided to customers and winning new customers in industry verticals where there is a need for background screening, including transportation, retail, insurance, financial services, healthcare, telecommunications, and technology.

•
Complete the integration of Professional Resource Screening to US SEARCH’s back-end automated fulfillment platform. Because US SEARCH DARWIN™ technology makes it possible to introduce automation into portions of the fulfillment of background searches, US SEARCH expects to improve productivity and increase operating efficiency as it completes the integration of Professional Resource Screening’s operations. In addition, US SEARCH believes it will be able to significantly increase the range of services offered to Professional Resource Screening’s existing customer base.

•
Establish strategic partnerships with leading IT consultants, systems integrators, HR information systems vendors and HR outsourcing companies. US SEARCH intends to develop relationships with leading consulting companies, systems integrators and HR outsourcing companies that will enable it to provide services to their existing client base. US SEARCH also intends to develop partnerships with leading HR Information Systems and Enterprise Resource Planning vendors to integrate its web-enabled software with their systems and make automated screening and background checks available as a value-added feature of their systems.

•
Grow the consumer business. US SEARCH intends to deepen and strengthen its channel partnerships and continue to introduce new products and services to expand its market position in the consumer business.

Marketing and Brand Awareness

US SEARCH markets its services through a direct sales force, strategic partnerships and Internet advertising featuring the US SEARCH brand. Given the current attention being paid to security issues, US SEARCH intends to develop channel relationships with leading management consultants, systems integrators, HR information systems providers and HR outsourcing companies to make US SEARCH DARWIN™ technology and services available as a component of their offerings.

US SEARCH intends to continue to strengthen its brand through Internet advertising programs plus limited, television advertising, infomercial advertising, direct mail and e-mail campaigns, and public relations programs. In order to further expand corporate and professional business, US SEARCH plans to target an increasing portion of marketing and advertising programs and related expenditures toward business and professional clients rather than consumers.

Marketing to Corporate and Professional Clients.    US SEARCH has established a direct business sales force and a team of research specialists to promote and increase the marketing of its services to prospective professional and corporate clients and to address the specific needs of each corporate and professional client. US SEARCH is targeting certain industries, such as transportation, retail, healthcare, financial services, and insurance markets for its employment screening services.

Internet Advertising

US SEARCH believes that marketing agreements with Internet search engines and popular websites have increased brand recognition and attracted clients. US SEARCH generates visitors to its website from various forms of Internet advertising, such as banners, buttons, text links and integrated order forms. US SEARCH maintains marketing agreements with leading Internet search engines and popular websites, and has placement on major websites such as AOL.com, Yahoo.com, Google.com, MSN.com, InfoSpace.com, Netscape.com, Lycos.com, Whitepages.com, and Overture.com. US SEARCH believes that these sites reach a growing base of Internet users that engage in both business and consumer transactions.

US SEARCH plans to continue to use Internet advertising to acquire clients. During 2002, US SEARCH endeavored to negotiate Internet advertising placements that were targeted to achieve customer acquisition and continued to negotiate performance based payment models. In addition, US SEARCH developed lower-cost supplemental client acquisition programs, including its affiliate marketing program that works with a wide variety of smaller websites, commissioning these affiliates on revenue share basis. US SEARCH also intends to develop strategic marketing relationships with other companies based upon traffic patterns, customer profiles and related services, to increase its revenue from the Internet, primarily on a revenue share performance basis.

Competition

The data and information service industry is highly competitive and currently fragmented, although there has been a recent trend toward consolidation. US SEARCH’s primary competitors for business services include ADP, ChoicePoint, Inc., Kroll, USIS and TALX. Currently, US SEARCH’s primary competitors in the area of individual locator searches include telephone companies and other third parties, who publish free printed or electronic directories, private investigation firms and KnowX.com. US SEARCH does not presently consider major Internet search directories or websites as competitors. In fact, US SEARCH views them as lead generators through their search directories and other services, and US SEARCH presently benefits from strategic advertising arrangements with several of the major Internet search engines and websites.

Technology and Infrastructure

During 2002, US SEARCH implemented its DARWIN™ proprietary software platform, which uses advanced technology to access, assimilate, compile, distribute and present data from disparate public and private databases. US SEARCH’s patent application on this technology was published on December 19, 2002.

During 2002, US SEARCH completed development of the initial phase of its Corporate Services Platform that provides support for customers of its screening services. In addition, this platform automates many of the activities of the screening business and enhances fulfillment productivity and accuracy.

US SEARCH has further enhanced its eCommerce, Customer Relationship Management and proprietary technology developments which utilize the industry standard J2EE technology platform to enhance the interoperability of its software systems, provide improved scaling capability and provide further efficiencies in the software development group by standardizing on a single development platform. US SEARCH’s XML-based messaging framework enables seamless exchange of data with client-partner systems.

US SEARCH has scaled its hardware infrastructure to accommodate the increased traffic to its sites and has attempted to provide redundancy at all levels of the architecture in an effort to minimize unanticipated processing interruption.

Patents and Trademarks

US SEARCH’s patent application on its US SEARCH DARWIN™ technology was published on December 19, 2002. US SEARCH is the owner of registered trademarks for “1-800-USSEARCH”, “The Public Record Portal,” its logo, “Reuniting America Two People at a Time,” “FraudIdentity,” and “TrustIdentity” and has applied for registered trademark status for “US SEARCH.com”, and “VeroTrust.” US SEARCH has also registered several domain names, including 1800USSEARCH.com, ussearch.com, prsinet.com and verotrust.com.

Employees

As of December 31, 2002, US SEARCH and Professional Resource Screening had 198 full-time and 32 temporary employees. US SEARCH and Professional Resource Screening believe that relations with their employees are good. None of US SEARCH’s nor Professional Resource Screening’s employees are represented by a union or are a party to any collective bargaining agreement.

Property

US SEARCH’s headquarters are located in approximately 52,500 square feet of office space in Los Angeles, California. The lease terminates on November 30, 2004, and US SEARCH has an option to extend the lease for an additional five years. Professional Resource Screening leases approximately 26,000 square feet of office space in Concord, California. The lease terminates on October 31, 2005.

Legal Matters

In May 2001, ChoicePoint, Inc., the successor entity to DBT Online, Inc., filed a complaint against US SEARCH in Palm Beach County, Florida alleging breach of contract, fraudulent misrepresentation, unjust enrichment, quantum meruit and breach of the implied covenant of good faith and fair dealing. The complaint sought approximately $1.5 million in damages, as well as interest and attorneys’ fees. US SEARCH removed this action to the United States District Court for the Southern District of Florida. The United States District Court for the Southern District of Florida ordered the matter to arbitration. An arbitration hearing was held in April 2002 and in June 2002 the arbitration awarded US SEARCH a credit of $297,671 to be deducted from invoices of $1.4 million. ChoicePoint has filed a Motion to Confirm the Arbitration Award and US SEARCH has filed a Motion to Modify and correct the Arbitration Award to provide additional credits. US SEARCH is awaiting the District Court’s ruling on these motions. While awaiting a ruling on the motions, US SEARCH has paid $300,000 of the award. US SEARCH has approximately $780,000 accrued for this liability as of December 18, 2002. The costs related to this litigation to date have been less than $100,000.

On June 25, 2002, a complaint seeking $434,000 in damages was filed against Professional Resource Screening in Superior Court of California, County of Contra Costa, styled Wood Warren & Co. v. Professional Resource Screening, Inc., No. C02-01816, alleging breach of an oral agreement relating to investment banking services, negligent misrepresentation, promissory estoppel, equitable estoppel and quantum meruit. Although it is too early to predict the outcome of this litigation, US SEARCH believes it has meritorious defenses to plaintiff’s claims. A mediation is scheduled in this matter on January 28, 2003.

US SEARCH may from time to time become a party to various legal proceedings arising in the ordinary course of business.

INFORMATION ABOUT THE FAST DIVISION

B usiness

Introduction

The FAST division of First American is a leading provider of background screening and verification services in the United States. These services include motor vehicle reports, tenant screening, employee background screening and occupational health.

Services

Motor Vehicle Reports.    The FAST division provides automated access to driving records from all 50 states and the District of Columbia. Insurance companies represent the core of the customer base for this product, which they use for underwriting purposes. Employers also utilize the product to manage risk associated with employees that require the use of a vehicle in the performance of their duties. For most customers, the division receives and fulfills orders through its proprietary Comprise/ZapApp software, which allows the customer to integrate the process of obtaining motor vehicles reports with other processes utilized by the customer. Generally, demand for this product decreases in November and December as a result of seasonal reductions in the insurance and employment markets

Tenant Screening.    The FAST division provides tenant screening services to landlords and managers of multifamily residential properties. These services include reports containing information derived from the FAST division’s proprietary database of eviction records, major credit bureaus, provided references and criminal records. Depending on a customer’s needs, reports can draw on any combination of these sources. The division’s RegistryCheck product, for example, provides customers with a comprehensive report of rental history and eviction filings drawn on the division’s proprietary database. Customers also can order scoring products, which assess risk based on a statistical model. Customers generally order and receive the division’s tenant screening products through a secure Internet connection or through proprietary software. In these services the division experiences moderate seasonality, with a slightly disproportionate share of revenue being generated from March through October.

Employee Background Screening.    The FAST division provides employee background screening services to thousands of companies in the United States. These services include reports about a prospective employee’s criminal record, motor vehicle violations, credit standing and involvement in civil litigation. The FAST division also makes inquiries of provided references and former employers, verifies educational credentials and licenses and checks industry specific records. A customer can order any of these and other related services individually or as a package. Depending on a customer’s preference, orders may be placed and fulfilled through HireCheck’s proprietary software, through a secure Internet connection, via facsimile, interfaces with third party vendors or a direct interface. Because of the diverse clientele for the employee background screening products, seasonality is minimal. Generally, the division experiences any lull in the demand for its screening products near year end and during the summer, when employers typically slow their hiring pace.

Occupational Health.    The FAST division also provides its customers with a comprehensive set of occupational health services, which helps employers manage occupational health issues with respect to both prospective and existing employees. Generally, these products involve first the design and implementation of a testing program, including provision for the collection and testing of specimens. Through its staff of doctors, the division then interprets the results. Ultimately, a report is delivered to customers through a secure Internet connection or through other direct means.

The FAST division also develops and manages employee assistance programs, which provide troubled employees with access to confidential counseling services. These programs cover a wide range of personal and workplace issues, including alcohol and drug abuse, marital problems, family matters, bereavement management, depression, stress, retirement and downsizing. The division’s employee assistance programs also provide employers with a number of corporate-focused services, including critical incident stress management programs, organizational change consulting and intensive specialty training on issues such as violence in the workplace.

Approximately 75% of the division’s occupational health business is derived from employment screening, with the balance attributable to ongoing testing programs and employee assistance programs.

As with its employee background screening products, any seasonality in the demand for the division’s occupational health products generally is attributable to decreases in hiring which occur near year end and during the summer.

Historical Growth of the FAST Division

In the late 1990s, First American initiated a diversification strategy which called for, among other things, the combination of one of its core competencies—data management and analysis—with businesses that are counter-cyclical to its long-standing real estate related products and services. First American also sought businesses that were complementary to its rapidly growing credit reporting business, First American CREDCO. First American management initially focused on the background screening industry—an information-intensive business with a heavy demand for credit reports and a relatively tangential tie to the real estate market.

Employee Background Screening.    In September 1998, First American began its entry into the background screening industry by acquiring HireCheck. HireCheck, headquartered in St. Petersburg, Florida, provides a wide range of employee screening services for a diverse group of companies. Depending on the type of product ordered, the reports generated by HireCheck provide information about a prospective employee from a number of sources, including criminal records, motor vehicle reports, credit reports, civil litigation records, prior employers, educational institutions, licensing authorities, employee references and certain other records specific to the industry in which the customer operates.

Tenant Screening.    In September 1998, First American also entered the tenant screening industry by acquiring First American Registry, headquartered in Rockville, Maryland. First American Registry, the largest tenant screening company in the United States, gives property managers and landlords in the multifamily housing industry the tools required to evaluate prospective tenants. These tools include access to First American Registry’s proprietary database of landlord-tenant court records, which is the largest of its kind in the United States, and its proprietary database of criminal conviction information, which is one of the largest for use in tenant screening in the country. These tools also include access to credit reports, a credit scoring model developed exclusively for the multifamily housing industry and reference checking.

Occupational Health.    Continuing its efforts to provide a comprehensive set of risk management tools to its customers, in August 2001, First American entered the occupational health services business by acquiring Milwaukee, Wisconsin-based Substance Abuse Management. This company manages for employers the collection of drug test specimens, the actual testing of the specimens and the interpretation and delivery of results.

Motor Vehicle Reports.    Five months later, in January 2002, First American further added to the menu of services offered by the FAST division by acquiring American Driving Records, a Rancho Cordova, California-based provider of motor vehicle reports. One of the largest competitors in its industry, American Driving Records brought to the FAST division not only a formidable player in a key area of the risk management industry, but also enhanced access to the driving records of almost every state in the United States. With American Driving Records, First American purchased ZapApp India Private Limited, a Bangalore, India-based private limited company that provides web development services to American Driving Records.

Consolidation

In an effort to improve the profitability of the companies then comprising the FAST division, in the second quarter of 2001, First American reorganized the division’s management structure by dedicating a single management group to the oversight of all operations. By emphasizing the group as a whole, this reorganization effort positioned the FAST division to pursue cross-selling opportunities, take advantage of mutual supplier relationships and leverage technological developments and resources across the entire division. It also had the effect of focusing management on efforts to improve the division’s operating margins by increasing the volume of transactions performed using the division’s existing systems, whether through internal sales growth or by acquiring businesses with complementary product offerings. In January 2002, First American formally created the FAST division and began reporting it as a segment in its financial statements.

Strategic Acquisitions Following 2001 Reorganization

First American supplemented the division’s employee background screening operations by acquiring Factual Business Information, Inc., headquartered in Miami, Florida, in August 2001 and Pretiem Corporation, headquartered in Princeton Junction, New Jersey, in December of 2001. These acquisitions provided the division with a customer base for employee background screening services in three important employment markets: the Miami metropolitan area, New Jersey and New York State.

In the last quarter of 2002, the FAST division completed acquisitions of Employee Health Programs in October and SafeRent in November.

Employee Health Programs.    A competitor of Substance Abuse Management, the Bethesda, Maryland-based Employee Health Programs brought critical volume to the FAST division’s occupational health business. Through the acquisition of Employee Health Programs, the FAST division also expanded the scope of its existing services to include employee assistance programs, which are designed to help troubled employees resolve behavioral and/or emotional problems and achieve their full productive capability.

SafeRent.    SafeRent, headquartered in Denver, Colorado, brought many new customers to the FAST division’s leading tenant screening business and increased the division’s penetration in key markets, in particular markets in the western United States.

Customers

The FAST division serves a wide variety of clients throughout the United States, including a substantial percentage of those businesses comprising the Fortune 1000, many major real estate investment trusts and property management companies, a number of the top providers of transportation services, governmental agencies, non-profit organizations and health care providers. Dominant categories of customers vary depending on the type of product. Insurance carriers and agents, for example, purchase a substantial proportion of the FAST division’s driving record products. Transportation companies are major consumers of the division’s occupational health products. Multifamily housing property management companies and landlords of all sizes are represented in the tenant screening business’ customer base. Larger employers represent the predominant share of the division’s employee background screening business. The FAST division derives a nominal amount of revenue from customers in Canada and Puerto Rico.

The division has in excess of 10,000 customers. No single customer is responsible for 2 percent or more of the revenue of the entire division.

Suppliers

Data represents a key ingredient of the FAST division’s background screening, tenant screening and driving records products. In obtaining such data, the FAST division draws upon a wide variety of sources, including governmental agencies, credit reporting agencies, third parties which compile public record information and on-line search services. Many of the division’s suppliers provide this data in electronic format. The FAST division does not anticipate the termination of any signification relationship with any of its data suppliers. Because the FAST division believes it could acquire necessary data from other sources, the FAST division does not believe that the termination of any supplier relationship would have a material adverse effect on the division’s financial condition or operating results.

In connection with its occupational health services, the FAST division depends upon services provided by specimen collection agencies and laboratories. There is significant competition among suppliers of these services and, consequently, the FAST division does not believe the termination of its relationship with any of these suppliers would have a material adverse effect on its financial condition or operating results.

Strategies for Future Growth

The FAST division believes that as the world becomes increasingly risky for individuals and organizations, demand for the risk management products offered by the FAST division will grow. The FAST division’s primary goal is to be well positioned to capture not only a substantial portion of the existing market, but also a substantial share of the expected growth. The FAST division plans to accomplish this goal in the following manner:

Consolidate Operations.    The FAST division intends to continue its aggressive efforts to consolidate its operations. This includes efforts not only to capture synergies by eliminating personnel and systems duplication, but also to exploit cross-sell opportunities by providing a single platform on which the division can offer its entire menu of services to current and prospective customers.

Pursue Strategic Acquisitions.    The FAST division also intends to continue pursuing acquisitions of companies that would enable it to enter new markets as well as increasing its share of those markets in which it is already operating. It will pursue companies with assets that will enhance the division’s ability to fulfill orders, including companies with proprietary databases containing information for use in its products or technology that would make order placement or product delivery more efficient. The FAST division also expects to pursue acquisition opportunities which would enable it to enter into related product fields. Its recent acquisitions of Employee Health Programs and SafeRent are examples of the division’s efforts to increase the volume of transactions performed by its existing businesses through strategic acquisitions. The proposed transaction with US SEARCH provides an example of the FAST division’s efforts to enhance its technology (through US SEARCH’s DARWIN™ platform) and to enter related product fields (location services) through acquisition.

Overseas Production.    To cut costs, the FAST division intends to expand its production efforts overseas. Currently, the division’s operations in Bangalore, India provide a portion of its software development needs. The division plans to expand the software development activities of its Bangalore facility and to examine other potential cost saving opportunities it may provide, such as the performance of certain back office functions and the running of a customer service call center.

Competition

A number of companies compete with the FAST division’s product offerings. The division’s most significant national competitors in employee background screening include ChoicePoint, Kroll, U.S. Investigative Services and ADP. A number of local and regional competitors also exist. The tenant screening industry is highly fragmented, with only approximately 10 other companies providing significant competition on a national level. In its occupational health business, the division has one significant nationwide competitor, however, there are a significant number of relatively local and regional companies in the industry. In motor vehicle reports, there are approximately 10 major competitors to the division, the most predominant of which is ChoicePoint. In each of its markets, the division competes foremost on the basis of customer service and secondarily on price and product differentiation.

Employees

The FAST division employs over 700 people, most of which are located in the United States. The division employs 12 people at its development facility in Bangalore, India.

Intellectual Property

The FAST division owns a number of items of intellectual property, including trademarks, tradenames, copyrights, patents, domain names and unregistered trade secrets. The FAST division is not dependent upon any single item of intellectual property.

Properties

The FAST division’s principal executive offices are located in 30,000 square feet of leased office space in St. Petersburg, Florida. The division maintains 16 other offices in the United States and an office in Bangalore, India. These offices, all of which are leased, comprise a total of approximately 110,000 square feet of space.

Legal Matters

The FAST division is involved in litigation from time to time in the ordinary course of its business. The FAST division does not believe that the outcome of any pending or threatened litigation will have a material adverse effect on its financial position or operating results.

Market Price of and Dividends on Common Equity and Related Stockholder Matters

There is no established public trading market for the securities of the companies comprising the FAST division. First American beneficially owns all of the outstanding capital stock of the FAST division companies.

Qu antitative and Qualitative Disclosures About Market Risk

The FAST division considered the provision of Financial Reporting Release No. 48 “Disclosure of Accounting Policies for Derivative Financial Instruments and Derivative Commodity Instruments, and Disclosure of Quantitative and Qualitative Information about Market Risk Inherent In Derivative Financial Instruments, Other Financial Instruments and Derivative Commodity Instruments.” The FAST division had no holdings of derivative financial instruments at September 30, 2002 and its total liabilities as of September 30, 2002 consist primarily of notes payable and accounts payable that have fixed interest rates and were not subject to any significant market risk.

The FAST division’s fixed rate debt consists primarily of unsecured term notes, and its variable rate debt relates to borrowings with related parties. A 1% increase in interest rates due to increased rates nationwide would not result in a significant amount of additional interest payments by the FAST division.

INFORMATION ABOUT FIRST ADVANTAGE

First Advantage, a wholly owned subsidiary of First American, has not conducted any business activities to date other than those incident to its formation, execution of the merger agreement and related agreements and participation in the preparation of this proxy statement/prospectus. Immediately following the mergers, First Advantage will operate US SEARCH and the companies that currently comprise the FAST division and will own, directly and indirectly, all of the outstanding capital stock of such entities. Accordingly, the business of First Advantage, operated through its wholly-owned subsidiaries, will be the businesses currently conducted by US SEARCH and the FAST division. See “INFORMATION ABOUT US SEARCH—Business” on page 63 and “INFORMATION ABOUT THE FAST DIVISION—Business” on page 68.

PRICE RANGE OF COMMON STOCK AND DIVIDENDS

US SEARCH

US SEARCH’s common stock is quoted on the Nasdaq National Market under the ticker symbol “SRCH.” On January 1, 2003, there were approximately 104 record holders of US SEARCH’s common stock. The equity of the FAST division, comprised of wholly-owned subsidiaries of First American, is not publicly traded.

The table below sets forth, for the calendar quarters indicated, the high and low sale prices per share of US SEARCH’s common stock as reported on the Nasdaq National Market.

	US SEARCH’s Common Stock
	High	Low
2000
First Quarter	$11.25	$3.69
Second Quarter	5.19	1.44
Third Quarter	3.63	1.00
Fourth Quarter	1.31	0.19

2001
First Quarter	$0.969	$0.188
Second Quarter	2.250	0.350
Third Quarter	2.100	0.630
Fourth Quarter	1.950	0.690

2002
First Quarter	$1.840	$0.840
Second Quarter	1.250	0.590
Third Quarter	0.800	0.260
Fourth Quarter	1.160	0.190

2003
First Quarter (through January 15, 2003)	$0.820	$0.730

US SEARCH has never paid any cash dividends and it has no present intention to declare or to pay cash dividends. It is US SEARCH’s present policy to retain earnings, if any, to finance the growth and development of its business.

The following table sets forth the closing price of US SEARCH’s common stock as reported on the Nasdaq National Market on November 14, 2002, 30 days before the date of public announcement of the merger agreement, December 13, 2002, the last full trading day before the public announcement of the merger agreement, and [                ], 2003, the last full trading day for which the closing price was available at the time of the printing of this proxy statement/prospectus.

Date	US SEARCH’s Common Stock
November 14, 2002		$0.350
December 13, 2002		$0.790
[ ], 2003	$	[	]

First Advantage

The First Advantage Class A common stock will not be issued until completion of the transactions, which cannot occur before the time the US SEARCH stockholders vote on approval of the merger agreement and the transactions contemplated by the merger agreement. Consequently, market prices for the First Advantage Class A common stock will not be available at or before the time of the special meeting.

First Advantage has never paid any cash dividends, and does not presently intend to pay dividends following completion of the mergers.

SELECTED HISTORICAL FINANCIAL INFORMATION OF US SEARCH

US SEARCH is providing the following financial information to aid you in your analysis of the financial aspects of the transactions. The selected financial data of US SEARCH has been derived from the consolidated financial statements and related notes of US SEARCH for each of the years in the five-year period ended December 31, 2001, and the unaudited consolidated financial statements for the nine months ended September 30, 2002 and September 30, 2001. This information is only a summary, and you should read it in conjunction with the historical consolidated financial statements of US SEARCH and the related notes attached to this proxy statement/prospectus.

	Nine Months Ended September 30,		Fiscal Year Ended December 31,
	2002	2001	2001	2000	1999	1998	1997
Statement of Operations:
Net revenue	$22,616,000	$14,464,000	$18,399,000	$22,363,000	$19,541,000	$9,245,000	$2,971,000
Cost of services	6,713,000	3,516,000	4,494,000	10,392,000	7,293,000	3,149,000	1,291,000

Gross profit	15,903,000	10,948,000	13,905,000	11,971,000	12,248,000	6,096,000	1,680,000

Operating expenses:
Selling and marketing	8,887,000	7,703,000	10,069,000	25,890,000	22,246,000	7,627,000	865,000
Information technology	2,611,000	3,395,000	4,397,000	3,777,000	1,074,000	—	—
General and administrative	9,594,000	7,270,000	10,016,000	12,220,000	7,929,000	3,882,000	1,165,000
Charge for warrants issued to majority stockholder	—	—	—	—	—	1,190,000	—

Total operating expenses	21,092,000	18,368,000	24,482,000	41,887,000	31,249,000	12,699,000	2,030,000

Loss from operations	(5,189,000)	(7,420,000)	(10,577,000)	(29,916,000)	(19,001,000)	(6,603,000)	(350,000)
Interest expense and amortization of debt issue costs	(15,956,000)	(897,000)	(1,522,000)	(108,000)	(8,099,000)	(197,000)	(110,000)
Interest income	—	—	167,000	663,000	719,000	—	—
Other (expense) income, net	(134,000)	26,000	—	—	5,000	13,000	63,000

Loss before income taxes	(21,279,000)	(8,291,000)	(11,932,000)	(29,361,000)	(26,376,000)	(6,787,000)	(397,000)
Provision for income taxes	2,000	2,000	5,000	1,000	1,000	1,000	2,000

Net loss	$(21,281,000)	$(8,293,000)	$(11,937,000)	$(29,362,000)	$(26,377,000)	$(6,788,000)	$(399,000)

Net income (loss) available to common stockholders	$(21,281,000)	$(21,271,000)	$(24,915,000)	$(34,443,000)	$(26,377,000)	$(6,788,000)	$(399,000)
Basic and Diluted Per Common Share:
Net loss per-share attributable to common stockholders	$(0.46)	$(1.18)	$(1.38)	$(1.93)	$(1.94)	$(0.71)	$(0.04)
Weighted-average shares outstanding used in per-share calculation	45,809,470	17,968,189	18,054,000	17,836,000	13,612,000	9,521,000	9,521,000

	September 30,		December 31,
	2002	2001	2001	2000	1999	1998	1997
Balance Sheet:
Cash and cash equivalents	$2,450,000	$2,595,000	$3,148,000	$2,831,000	$17,382,000	$99,000	$—
Working capital (deficiency)	(1,625,000)	(2,349,000)	(9,117,000)	(3,540,000)	17,013,000	(7,761,000)	(2,363,000)
Total assets	29,439,000	15,591,000	27,735,000	12,015,000	25,650,000	575,000	547,000
Long term debt, net of current portion	1,464,000	240,000	1,810,000	42,000	37,000	343,000	61,000
Total debt	3,427,000	1,965,000	8,263,000	1,094,000	84,000	4,001,000	904,000
Redeemable Series A preferred stock	—	—	—	6,209	—	—	—
Total stockholders’ equity (deficit)	$19,523,000	$6,789,000	$10,355,000	$(3,141,000)	$19,489,000	$(7,749,000)	$(2,151,000)

US SEARCH MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion of results of operations and financial condition should be read in conjunction with US SEARCH’s consolidated financial statements and related notes attached to this proxy statement/prospectus.

Overview

US SEARCH provides employment screening services to large businesses and a range of location and risk management services to consumers and small and medium sized business clients including identity verification, individual location, criminal record checks, employment and education verifications, professional reference checks, credit and motor vehicle record checks, drug screening, and pre-employment screening services. US SEARCH is able to deliver location verification and screening services through its proprietary web-based applications and patent pending US SEARCH DARWIN™ technology. US SEARCH’s services can be accessed through its websites, USSEARCH.com, ussearch.com/business or prsinet.com, or by calling toll free telephone numbers, 1-800-USSEARCH for consumers, 1-877-327-2410 for small and medium businesses or 1-800-232-0247 for large businesses.

US SEARCH’s consumer and small and medium business products provide direct (Internet and telephone) individual locator, and other public record searches to consumers and these services and pre-employment screening services to small and medium-sized businesses. US SEARCH’s business product provides employment screening and risk mitigation services to large businesses and organizations.

Due to the high level of automation, certain of US SEARCH’s services can be conducted instantly online. US SEARCH also offers assisted searches and screening services, both online and through a toll free telephone number.

Large Business Services.    US SEARCH provides large businesses, government agencies and other large employers with a variety of employment screening, background check and risk mitigation products and services via an online, web-based system that enables instant ordering and prompt delivery of results. Customers can customize their search and decision parameters online using a “drag-and-drop” browser interface. US SEARCH’s employment screening products include social security number traces, federal and state felony and misdemeanor record searches, employment and education verification, and credit histories. US SEARCH also provides character reference checks and drug screening via third party providers. In addition, US SEARCH offers a Management Services program that provides customers with an outsourced solution to background investigations, which includes analysis of developed investigation data, management of Fair Credit Reporting Act communications, legal compliance, and direct applicant contact.

Consumer-Focused Services.    US SEARCH provides consumer clients and small and medium sized businesses with a single, comprehensive access point to a broad range of information to assist them in locating individuals or to learn more information about people in their lives or with whom they do business. US SEARCH’s consumer clients can obtain public information including addresses, aliases, phone numbers, property ownership, court records, professional license verification, corporate affiliations and death record information. US SEARCH also offers nanny and contractor background check services for consumers and employment screening for small businesses.

Prices for US SEARCH’s non-instant consumer and small and medium business services have ranged from approximately $20 to $395 per search. Prices for “Instant Searches” range from approximately $10 to $15 per search. Prices for large business services range from $3 to $495. The prices for services vary based on the nature and amount of information and whether or not the search is assisted by a search specialist.

Revenue for US SEARCH’s services is recognized when the results are delivered to the client. The terms of sale do not provide for refunds after services have been delivered, however, in instances where the clients indicate that the initial search result was unsuccessful, US SEARCH may perform another search or provide a refund at its discretion. In addition, where clients desire additional information they can request to broaden the scope of their “Instant Searches” and US SEARCH applies up to a portion of the cost of the client’s “Instant Searches” towards the cost of the more comprehensive search.

US SEARCH’s cost of services consists primarily of payroll and benefits, data acquisition costs, local and long distance telephone charges associated with providing its services, and payment processing costs. US SEARCH’s cost of services is likely to increase with increasing revenue levels. US SEARCH has entered into an agreement with a supplier of online public record data. On September 30, 2002, the non-cancelable payments under this agreement were $207,000 in 2002 and $690,000 in 2003.

US SEARCH’s operating expenses consist primarily of selling, marketing, general and administrative expenses and information technology costs. US SEARCH expects operating expenses to increase as it attempts to expand its corporate sales force and product lines.

Selling and marketing expenses are a significant portion of US SEARCH’s operating expenses. Internet advertising expenses are the most significant selling and marketing expense. US SEARCH has several cancelable and non-cancelable distribution and marketing agreements with various Internet companies. The terms of these agreements provide for varying levels of exclusivity and minimum and maximum fees payable based on the number of banners, buttons and text links displayed on affiliate websites. On September 30, 2002, the minimum non-cancelable payments due under these agreements were approximately $825,000 for 2002, $3.3 million for 2003, and $550,000 for 2004.

US SEARCH expects selling and marketing expenses to increase as it attempts to expand its products and market reach in both the consumer and business services groups.

Information technology expenses consist primarily of the compensation and benefits for employees and consultants involved in development, network administration, planning and maintenance of infrastructure. Certain costs associated with the development of software for internal use are capitalized. Information technology costs are expected to increase with the continuing development of proprietary technology.

General and administrative expenses consist primarily of compensation and related costs for administrative personnel, our occupancy costs and other overhead costs. US SEARCH expects general and administrative costs to remain flat or decrease as it continues to manage the size and growth of its organization.

Interest expense, net of interest income, consists of interest on outstanding short term and long term debt, and convertible notes payable. Interest expense also includes non-cash charges resulting from beneficial conversion features on US SEARCH’s convertible notes payable, and the amortization of discounts and issuance costs on US SEARCH’s convertible notes payable, vendor notes payable, and bank credit facility. As of September 30, 2002, upon the conversion of all remaining convertible notes payable into US SEARCH’s common stock, US SEARCH recognized all remaining beneficial conversion feature charges and wrote off all remaining discounts and issuance cost related to the convertible notes payable. Consequently, US SEARCH expects interest expense to decrease.

Results of Operations

The following table sets forth, for the periods indicated, the relative percentages that certain income and expense items bear to net revenues:

	Nine Months Ended September 30		Years Ended December 31
	2002	2001	2001	2000	1999
	(unaudited)
Net revenues	100%	100%	100%	100%	100%
Cost of services	30	24	24	46	37

Gross profit	70	76	76	54	63

Operating expenses:
Selling and marketing	39	53	55	116	114
General and administrative	42	50	54	55	41
Information technology	12	24	24	17	5

Total operating expenses	93	127	133	188	160

Loss from operations	(23)	(51)	(57)	(134)	(97)
Interest expense, net	(70)	(6)	(7)	3	(38)
Other expense, net	(1)	—	—	—	—

Loss before income taxes	(94)	(57)	(64)	(131)	(135)
Provision for income taxes	—	—	—	—	—

Net loss	(94)%	(57)%	(64)%	(131)%	(135)%

Comparison of the Nine Months Ended September 30, 2002 to the Nine Months Ended September 30, 2001

Net Revenues.    US SEARCH’s net revenues increased from approximately $14.5 million for the nine months ended September 30, 2001 to approximately $22.6 million for the nine months ended September 30, 2002, representing a 56.4% increase. Approximately $6.7 million of the increase is attributable to US SEARCH’s acquisition of Professional Resource Screening in December 2001 and US SEARCH’s entrance into the business services sector. The remaining $1.4 million increase is due to an increase in US SEARCH’s consumer services business. Through a combination of establishing new channel partnerships, strengthening existing channel partnership relationships, and implementing enhanced search technology, US SEARCH was able to increase Internet traffic to its website and improve customer conversion rates for the consumer business.

Gross Profit.    Gross profit increased from approximately $10.9 million for the nine months ended September 30, 2001, to approximately $15.9 million for the nine months ended September 30, 2002, representing a 45.3% increase.

Gross profit as a percentage of net revenues was approximately 70.3% for the nine month period ended September 30, 2002 compared to 75.7% for the 2001 period. The decrease in gross margin reflects the change in product mix as a result of US SEARCH’s December 2001 acquisition of Professional Resource Screening, which has a lower gross margin than the consumer business, offset by cost reductions in US SEARCH’s consumer business. Increased automation in US SEARCH’s consumer business resulting in a reduction of direct labor expense also contributed to the increase in gross profit.

Selling and Marketing Expenses.    Selling and marketing expenses increased by $1.2 million to $8.9 million for the nine month period ended September 30, 2002 as compared to $7.7 million for the 2001 period. The change is the net result of an increase of $1.5 million due to the December 2001 acquisition of Professional Resource Screening, and $1.3 million due to increased advertising costs and the addition of new Internet advertising providers, partially offset by a $1.0 million reduction in selling and marketing labor costs. There was also a net reduction of approximately $491,000 in other discretionary selling and marketing costs, consisting of miscellaneous costs such as consulting fees, travel and entertainment costs, and public relations fees. Although costs increased, selling and marketing expenses were 39.3% of sales for the nine months ended September 30, 2002 compared to 53.3% of sales for the nine months ended September 30, 2001. The decrease in the ratio of selling and marketing expenses to sales is a result of US SEARCH’s efforts to reduce customer acquisition costs and to implement more efficient means of marketing by taking steps such as developing better channel partnerships.

Information Technology Expenditures.    Information technology expenditures decreased by $784,000 for the nine-month period ended September 30, 2002 as compared to the 2001 period, due primarily to a $893,000 reduction in payroll costs due to reduction in headcount, a $288,000 net reduction in consulting fees due to implementation of certain of US SEARCH’s internally developed software, and a $175,000 increase in software maintenance fees. Additionally, during the three-month period ended September 30, 2002, US SEARCH reversed accruals of approximately $129,000 as it determined that activities related to those accruals were settled for less than the amounts originally estimated. These net cost reductions were partially offset by the $409,000 of increased costs resulting from the December 2001 acquisition of Professional Resource Screening.

General and Administrative Expenses.    General and administrative expenses for the nine months ended September 30, 2002 increased by $2.3 million compared to the same period in 2001. The change is primarily the result of a $1.8 million increase due to the December 2001 acquisition of Professional Resource Screening and a $644,000 increase in depreciation expense as a result of initial implementation of certain of US SEARCH’s internally developed software. Additionally, there was a net $346,000 reduction in credit card dispute chargebacks and related chargeback fees. To achieve the reduction in chargebacks, US SEARCH introduced several new credit card authentication procedures to verify credit card transactions. There was also a net increase of approximately $197,000 in other miscellaneous costs.

Interest Expense, Net.    Interest expense, net of interest income, was $16.0 million for the nine months ended September 30, 2002 as compared to $897,000 for the same period in 2001. In July 2002, upon the conversion of the 8% Convertible Promissory Notes with an aggregate principal amount of $14.2 million, US SEARCH recorded as additional interest expense a non-cash charge of $11.7 million for a beneficial conversion feature relating to the notes. Included in interest expense for 2002 are non-cash interest charges of $3.4 million related to the amortization of discounts and issuance costs on US SEARCH’s convertible and vendor notes payable. During July 2002, US SEARCH wrote off all remaining discounts on the convertible notes upon conversion of the notes. Interest expense also includes $528,000 related to the amortization of debt issuance costs incurred in conjunction with US SEARCH’s bank credit facility.

Other Income (Expense), Net.    Other expense, net of other income, was $134,000 for the nine months ended September 30, 2002 as compared to $26,000 for the same period in 2001. In July 2002, upon the conversion of the 8% Convertible Promissory Notes with an aggregate principal amount of $14,226,000, US SEARCH wrote off approximately $140,000 of financing costs.

Comparison of the Year Ended December 31, 2001 to the Year Ended December 31, 2000

Net Revenues.    Net revenues decreased from approximately $22.4 million for the year ended December 31, 2000 to approximately $18.4 million for the year ended December 31, 2001, representing a 17.7% decrease. Beginning in the fourth quarter of 2000, certain television and Internet advertising contracts that were not cost-effective were eliminated. Fewer advertisements contributed significantly to the decrease in net revenues.

Gross Profit.    Gross profit increased from approximately $12.0 million for the year ended December 31, 2000, to approximately $13.9 million for the year ended December 31, 2001, representing a 15.8% increase.

Gross profit as a percentage of net revenues was approximately 75.5% for the year ended December 31, 2001 and 53.5% for the year ended December 31, 2000. Data acquisition and fulfillment costs decreased by approximately $2.9 million to 11.3% of sales in 2001 compared to 22.4% of sales in 2000. The reduction is due to the use of lower cost data providers for certain products. Increased automation, which resulted in a reduction in direct labor expenses, also contributed to the improvement in gross margin.

Selling and Marketing Expenses.    Selling and marketing expenses, excluding non-cash charges of $1.8 million in the year ended December 31, 2000, decreased from approximately $24.1 million to approximately $10.1 million for the year ended December 31, 2001. As a percentage of net revenues, selling and marketing expenses, decreased to approximately 54.7% for the year ended December 31, 2001, from approximately 107.6%, excluding the non-cash charges, for the year ended December 31, 2000. Advertising costs declined due to efforts to restructure certain online advertising agreements to require lower guaranteed minimum payments and to eliminate certain television and Internet advertising contracts that were not cost-effective.

General and Administrative Expenses.    General and administrative expenses decreased 18.0% from approximately $12.2 million for the year ended December 31, 2000 to approximately $10.0 million for the year ended December 31, 2001. This decrease is primarily due to a reduction in payroll and payroll related expenses of $1.1 million of which $492,000 was for severance and a reduction in professional services expenses of approximately $1.0 million. These decreases were partially offset by a $565,000 increase in depreciation expense.

Information Technology Expenses.    Information technology expenses increased from approximately $3.8 million for the year ended December 31, 2000 to approximately $4.4 million for the year ended December 31, 2001. The increase is due to increased investment in US SEARCH’s proprietary technology and customer relationship management systems. US SEARCH continued investing in this technology through fiscal year 2002.

Interest Expense, Net.    Interest expense, net of interest income, was $1.4 million for the year ended December 31, 2001 compared to net interest income of $555,000 for the year ended December 31, 2000. Included in 2001 interest expense are non-cash charges totaling $445,000 for the beneficial conversion feature associated with US SEARCH’s convertible debt, and $720,000 related to the amortization of debt issuance costs.

Amortization of debt issue costs are comprised of non-cash charges and amortization of warrants issued in connection with convertible notes payable, and other origination fees. During 2000, US SEARCH had no such charges. During 2001, US SEARCH incurred non-cash charges comprised of $250,000 associated with warrants issued in connection with its March 2001 convertible notes payable to Pequot Private Equity Fund II, L.P., $367,000 of amortization of warrants issued to US SEARCH’s bank in connection with its line of credit facility, an $89,000 non-cash charge in connection with warrants issued to US SEARCH’s bank under its forbearance agreement and $14,000 of amortization charges relating to warrants issued in connection with US SEARCH’s December 2001 convertible notes payable to Pequot Private Equity Fund II, L.P.

Income Taxes.    As of December 31, 2001 US SEARCH had approximately $66.2 million of federal and $35.5 million of state net operating loss carryforwards to offset future taxable income. US SEARCH’s net operating loss carryforwards expire beginning in 2017 for federal and 2002 for state. US SEARCH’s ability to utilize net operating loss carryforwards may be limited in the event that a change in ownership, as defined in the Internal Revenue Code, occurs in the future. US SEARCH has recorded a full valuation allowance against deferred tax assets, as US SEARCH believes that it is more likely than not that the deferred tax assets will not be realized based upon expected future results of operations.

Comparison of the Year Ended December 31, 2000 to the Year Ended December 31, 1999.

Net Revenues.    US SEARCH’s net revenues increased 14% to approximately $22.4 million for the year ended December 31, 2000, from approximately $19.5 million for the year ended December 31, 1999. The increase is primarily attributable to an increase in the number of Internet-based transactions which occurred as a result of increased website visitor traffic and the introduction of lower-priced “Instant Searches” and “Individual Profile Reports”. The growth in website traffic was primarily driven by increased advertising impressions, Internet search engines and popular websites.

Gross Profit.    Gross profit decreased 2% to approximately $12.0 million for the year ended December 31, 2000, from approximately $12.2 million for the year ended December 31, 1999. Gross profit as a percentage of net revenues decreased to approximately 54% for the year ended December 31, 2000, from approximately 63% for the year ended December 31, 1999. Cost of services increased 42% to approximately $10.4 million for the year ended December 31, 2000, from approximately $7.3 million for the year ended December 31, 1999. As a percentage of net revenues, cost of services increased to 46% for the year ended December 31, 2000 compared to 37% for the year ended December 31, 1999. Data acquisition and fulfillment costs as a percentage of revenues increased due to the introduction of certain lower-priced products and the use of higher-cost data suppliers in 2000. Telephone costs decreased as a percentage of net revenues primarily due to lower volume of 900-number telephone billings. Labor costs increased as a percentage of net revenues primarily due to efforts to improve customer service levels.

Selling and Marketing Expenses.    Selling and marketing expenses increased 16% to approximately $25.9 million for the year ended December 31, 2000, from approximately $22.2 million for the year ended December 31, 1999. As a percentage of net revenues, selling and marketing expenses increased to approximately 116% for the year ended December 31, 2000, from approximately 114% for the year ended December 31, 1999. This increase is primarily attributable to a non-cash charge of $2.2 million recorded in 2000 in connection with the termination of a long-term agreement with an Internet advertising portal.

General and Administrative Expenses.    General and administrative expenses increased to approximately $12.2 million for the year ended December 31, 2000, from approximately $7.9 million for the year ended December 31, 1999. As a percentage of net revenues, general and administrative expenses increased to approximately 55% for the year ended December 31, 2000, from approximately 41% for the year ended December 31, 1999. This increase in general and administrative expenses in absolute dollars is primarily attributable to the cost associated with the hiring in 2000 of new management personnel, severance costs, increased rent expense in connection with new facilities, increased legal fees, and depreciation expense.

Information Technology Expense.    Information technology expense increased to $3.8 million for the year ended December 31, 2000 from $1.1 million for the year ended December 31, 1999. The increase is attributable to the hiring of technology management and personnel at all levels along with consultant expenses in the efforts to stabilize infrastructure and determine requirements for new technology initiatives.

Interest Expense, Net.    Interest expense was $108,000 for the year ended December 31, 2000 compared to interest expense of $8.1 million for the year ended December 31, 1999. Included in interest expense for the year ended December 31, 1999 is approximately $4.6 million relating to the beneficial conversion feature on the convertible subordinated note, and $3.1 million relating to the amortization of debt issuance costs. The interest expense for the year ended December 31, 1999 also includes interest on outstanding short term and long term debt, the convertible subordinated note issued to Kushner-Locke and advances and other inter-company charges from Kushner-Locke. The entire amount outstanding under the convertible subordinated note was automatically converted into common stock on the closing of US SEARCH’s initial public offering in June 1999.

In connection with the convertible subordinated note issued to Kushner-Locke in 1999, US SEARCH granted to Kushner-Locke warrants to purchase 906,782 shares of its common stock. Relating to these warrants

US SEARCH recorded a non-cash charge of $2.5 million in 1999 that was amortized over the six-month period that the convertible subordinated note was outstanding. Also, the convertible subordinated note included an origination fee in the amount of $550,000 paid to Kushner-Locke that was fully amortized in the period.

Interest income was $663,000 for the year ended December 31, 2000 compared to interest income of $719,000 for the year ended December 31, 1999. The decrease in interest income resulted from a decline in interest bearing cash balances from the levels following US SEARCH’s initial public offering in June 1999.

Liquidity and Capital Resources

As of September 30, 2002, cash and cash equivalents have decreased to $3.5 million (including $1.1 million of restricted cash pledged as collateral in connection with US SEARCH’s credit facility) from $3.9 million (including $750,000 of restricted cash) at December 31, 2001.

Cash used in operations was $7.0 million for each of the nine-month periods ended September 30, 2002 and 2001. The cash used in operations during the 2002 period is the result of continued operating losses and the growth in accounts receivable due to US SEARCH’s entrance into the business services sector.

Cash used in investing activities decreased to $1.9 million for the nine months ended September 30, 2002 compared to $3.6 million for the nine months ended on September 30, 2001. This is attributable to reduced investment in software development because of the completion and implementation of certain projects, reduced computer equipment purchases and license fees.

Cash provided by financing activities was approximately $8.2 million for the nine months ended September 30, 2002 compared to $10.4 million for the nine months ended September 30, 2001. The cash provided in the 2002 period is primarily attributable to $10.2 million in net cash proceeds from issuance of January and March 2002 convertible notes payable, partially offset by $697,000 of payments made in conjunction with the December 2001 acquisition of Professional Resource Screening, the repayment of $1.1 million in obligations to financial institutions and other unrelated third parties, and the increase in restricted cash of $305,000 in accordance with US SEARCH’s amended credit facility.

On January 15, 2003 First American loaned US SEARCH $1.4 million pursuant to a subordinated secured promissory note that matures on June 30, 2003. The subordinated secured promissory note bears interest at the lesser of 10.0% and the prime rate plus 4.75%, and is secured by all of the real and personal property of US SEARCH. See “OTHER AGREEMENTS—Subordinated Secured Promissory Note” on page 61.

On August 7, 2002, US SEARCH entered into an agreement with Comerica Bank to amend its loan and security agreement. The Comerica facility was amended to reduce the revolving credit line to $1.0 million from $3.0 million. Amounts under the borrowing base line may be advanced based on up to 80% of eligible receivables as defined in the agreement. Borrowings under the revolving credit line are due and payable on March 26, 2003. Total borrowings under the revolving credit facility totaled $1.0 million at September 30, 2002. Pursuant to the terms of the amendment to the loan and security agreement with Comerica Bank, all further credit advances under the revolving credit line are subject to credit approval by the bank.

Significant financial covenants with which US SEARCH must comply include operating performance requirements, minimum EBITDA requirements and a debt/tangible net worth ratio. In accordance with the terms of the amendment to the loan and security agreement with Comerica Bank, the amount of unrestricted cash US SEARCH must maintain on deposit with the bank was reduced from $1.2 million to $250,000. As of September 30, 2002, US SEARCH must also maintain deposits of $800,000 with the bank as collateral for credit card processing and a standby letter of credit. Effective April 2002, US SEARCH placed a $750,000 deposit with the bank to collateralize an outstanding standby letter of credit. The letter of credit and the required deposit is reduced by $83,333 per month and matures on November 30, 2002. The amount of the letter of credit and the collateral deposit at October 1, 2002 was $166,000.

In December 2001, US SEARCH issued 8% Convertible Promissory Notes due December 20, 2002 in the aggregate principal amount of $3.5 million. In January 2002, US SEARCH issued 8% Convertible Promissory Notes due January 17, 2003 in the aggregate principal amount of $4.6 million. In March 2002, US SEARCH issued 8% Convertible Promissory Notes due December 20, 2002 in the aggregate principal amount of $6.1 million with net proceeds of $5.7 million. At the 2002 Annual Meeting of Stockholders, held on July 18, 2002, US SEARCH’s stockholders approved the issuance of the shares of common stock underlying the notes and, consequently, these notes and accrued interest automatically converted into common stock on July 18, 2002. These notes, with an aggregate principal amount of $14.2 million and accrued interest, converted into 27,864,051 shares of common stock.

As of close of business on July 18, 2002, Pequot Private Equity Fund II, L.P., the holder of all 203,113 shares of Series A-1 Convertible Preferred Stock, elected to convert all of its Series of A-1 Convertible Preferred Stock into common stock. The conversion price of the Series A-1 Convertible Preferred Stock was $0.48237 per share, which resulted in the issuance of an aggregate of 42,107,303 shares of common stock upon conversion.

Since inception, US SEARCH has experienced negative cash flows from operations. US SEARCH had a working capital deficit of $1.6 million and an accumulated deficit of $95.8 million as of September 30, 2002. Based on current operating plans, management believes that the $1.4 million loan from First American, existing cash resources and cash forecasted by management to be generated by operations and potentially available from a renegotiated bank financing arrangement will be sufficient to meet working capital and capital requirements through at least the effective time of the mergers. Management’s plans to attain profitability and generate additional cash flows include, increasing revenues from business and consumer services, focusing on cost reductions and operational efficiencies to be derived from further deployment of US SEARCH’s technologies, and the launch of additional products. There is no assurance that management will be successful with these plans. If US SEARCH is unable to meet its current operating plan and is unable to raise additional financing, US SEARCH may be required to reduce certain discretionary spending, which could have a material adverse effect on US SEARCH’s ability to achieve its intended business objectives.

Contractual Obligations and Commercial Commitments

The following table summarizes all of US SEARCH’s significant contractual payment obligations as of September 30, 2002, by payment due date:

	Payments by Period
Contractual Obligation	Total	Remainder of 2002	2003-2004	2005-thereafter
	($ Thousands)
Bank debt	$1,223	$76	$1,147	$—
Advertising commitments	4,675	825	3,850	—
Capital lease obligations	209	55	151	3
Operating lease obligations	3,846	377	3,006	463
Minimum purchase commitments	897	207	690	—
Professional Resource Screening payment obligations(a)	2,220	150	2,070	—

Total	$13,070	$1,690	$10,914	$466

(a)
Includes payment obligations of $1.5 million, payable in equal monthly installments of $127,000 commencing January 2004. These payments may be accelerated commencing October 2002 based on the profitability and cash flows of Professional Resource Screening.

Critical Accounting Policies

US SEARCH has identified the policies below as critical to its business operations and the understanding of results of operations. The impact and any associated risks related to these policies on US SEARCH’s business operations is discussed throughout Management’s Discussion and Analysis of Financial Condition and Results of Operations where such policies affect reported and expected financial results. For a detailed discussion on the application of these and other accounting policies, see Note 3 in the Notes to the Consolidated Financial Statements of US SEARCH for the fiscal year ended December 31, 2001 contained in this proxy statement/prospectus. Note that the preparation of US SEARCH’s financial statements in conformity with generally accepted accounting principles requires the making of estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of US SEARCH’s financial statements, and the reported amounts of revenue and expenses during the reporting period. There can be no assurance that actual results will not differ from those estimates.

•
Capitalized Software and Development Costs.    US SEARCH’s policy on capitalized software costs determines the timing of recognition of certain development costs. Management is required to use professional judgment in determining whether such development costs meet the criteria for immediate expense recognition or capitalization. US SEARCH capitalizes costs of software, consulting services, hardware and payroll related costs incurred to purchase and develop internal-use software. US SEARCH expenses costs incurred during the preliminary project assessment, research and development, reengineering, training and application maintenance phases.

•
Acquired Intangibles.    US SEARCH’s business acquisition resulted in goodwill and other intangible assets, which affect the amount of future period amortization expense and possible impairment expense that may be incurred. The determination of the value of such intangible assets requires management to make estimates and assumptions that affect the consolidated financial statements. US SEARCH periodically evaluates acquired businesses for potential impairment indicators. Judgments regarding the existence of impairment indicators are based on legal factors, market conditions and operational performance of acquired businesses. Future events could cause US SEARCH to conclude that impairment indicators exist and that goodwill and intangible assets associated with acquired businesses are impaired. Any resulting impairment loss could have a material adverse impact on financial condition and results of operations.

•
Income Taxes.    US SEARCH utilizes the liability method of accounting for income taxes. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and the tax bases of assets and liabilities using enacted tax rates in effect for the period in which the differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

•
Legal Contingencies.    US SEARCH is currently involved in certain legal proceedings as discussed in Note 6 of its consolidated financial statements for the nine month period ended September 30, 2002. While the outcome of these matters is difficult to predict, US SEARCH currently believes that the loss, if any, from these proceedings will not materially exceed the amount accrued in the consolidated financial statements. However there is no assurance that such amounts accrued will be adequate to cover such losses upon final resolution of these matters.

Selected Quarterly Financial Data

The following table sets forth certain unaudited financial data for the seven quarters in the period ended September 30, 2002. This data has been derived from unaudited financial statements that, in the opinion of management, include all adjustments (consisting only of normal recurring adjustments) necessary for a fair statement of the information when read in conjunction with US SEARCH’s annual audited financial statements and the notes thereto. Certain reclassifications have been made to prior quarters to conform with current quarter presentations. The operating results for any quarter are not necessarily indicative of the results for any future period.

	Quarter Ended
	March 31, 2002	June 30, 2002	September 30, 2002
	(in thousands except per share data)
Net Sales	$6,663	$7,526	$8,427
Gross Profit	4,675	5,312	5,916
Net Loss	(2,998)	(3,714)	(14,572)
Net Loss attributable to common stockholders	(2,998)	(3,714)	(14,572)
Loss per share basic and diluted	(0.11)	(0.14)	(0.18)

	Quarter Ended
	March 31, 2001	June 30, 2001	September 30, 2001	December 31, 2001
	(in thousands except per share data)
Net Sales	$4,941	$5,005	$4,517	$3,936
Gross Profit	3,517	3,952	3,478	2,958
Net Loss	(2,790)	(2,758)	(2,747)	(3,642)
Net Loss attributable to common stockholders	(3,029)	(15,497)	(2,747)	(3,642)
Loss per share basic and diluted	(0.17)	(0.86)	(0.15)	(0.20)

SELECTED HISTORICAL FINANCIAL INFORMATION OF THE FAST DIVISION

The FAST division is providing the following financial information to aid you in your analysis of the financial aspects of the transactions. The selected financial data of the FAST division has been derived from the audited combined financial statements and accompanying notes of the FAST division for the three years ended December 31, 2001, unaudited combined financial statements of the FAST division for the two years ended December 31, 1998, and the unaudited combined financial statements for the nine months ended September 30, 2002 and September 30, 2001. This information is only a summary and should be read in conjunction with, and is qualified in its entirety by reference to, the combined financial statements and accompanying notes attached to this proxy statement/prospectus.

	Nine Months Ended September 30,		Year Ended December 31,
	2002	2001	2001	2000	1999	1998	1997
Statement of Operations:
Total revenue	$74,291,207	$35,729,085	$49,167,057	$38,582,074	$30,372,638	$23,196,975	$15,395,636
Cost of revenue	33,003,231	10,156,868	14,615,322	11,128,306	8,412,157	6,323,396	5,750,107

Gross margin	41,287,976	25,572,217	34,551,735	27,453,768	21,960,481	16,873,579	9,645,529
Selling, general, and administrative expenses	35,865,686	25,019,539	35,007,605	26,856,220	22,293,539	14,406,556	8,557,809

Income (loss) from operations	5,422,290	552,678	(455,870)	597,548	(333,058)	2,467,023	1,087,720

Other (expense) income:
Interest expense	(182,012)	(189,646)	(241,686)	(312,991)	(262,154)	(37,166)	(5,528)
Interest income	46,544	51,682	59,349	32,296	21,333	4,222	831

Total other expense, net	(135,468)	(137,964)	(182,337)	(280,695)	(240,821)	(32,944)	(4,697)

(Loss) income before provisions for income tax	5,286,822	414,714	(638,207)	316,853	(573,879)	2,434,079	1,083,023
(Benefit) provision for income tax	2,220,465	153,444	(58,898)	266,338	(237,567)	481,602	—

Net (loss) income	$3,066,357	$261,270	$(579,309)	$50,515	$(336,312)	$1,952,477	$1,083,023

Balance Sheet:
Total assets	$111,105,307	$62,184,189	$62,283,725	$26,628,269	$15,591,881	$5,431,869	$2,781,570
Long-term debt	$560,114	$1,158,713	$1,158,713	$2,260,899	$1,410,425	$355,406	$145,504
Stockholders’ equity (deficit)	$100,014,045	$52,876,222	$53,075,105	$18,491,766	$12,390,154	$4,372,076	$1,673,300

FAST DIVISION MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion of results of operations and financial condition should be read in conjunction with the FAST division’s combined financial statements and the related notes attached to this proxy statement/prospectus.

Overview

The FAST division provides business information and related products and services. The FAST division’s principal businesses include tenant screening, employee background checking, occupational health services and motor vehicle reports.

The FAST division earns revenue in the form of fees from the reports generated through its database of information and by searches performed. The FAST division generally enters into agreements with customers under which they pay a fixed fee per report generated. The FAST division recognizes this revenue when reports have been prepared and delivered.

The FAST division’s expenses consist primarily of compensation and benefits costs for employees, data acquisition costs, occupancy and related costs, general and administrative expenses associated with operating its business, income taxes and debt service obligations. The FAST division’s expenses are likely to increase with increasing revenue levels.

Critical Accounting Policies and Estimates

The FAST division’s discussion and analysis of financial condition and results of operations are based upon its consolidated financial statements, which have been prepared in accordance with generally accepted accounting principles. The FAST division believes the following are the more critical accounting policies that impact its financial statements, some of which are based on management’s best estimates available at the time of preparation. Other accounting policies also have a significant effect on the FAST division’s consolidated financial statements, and some of these policies also require the use of estimates and assumptions. Although the FAST division believes that its estimates and assumptions are reasonable, actual results may differ.

Revenue Recognition

Revenue is recognized at the time of delivery of the reports as the FAST division has no ongoing obligation after delivery.

Allowance for Uncollectible Receivables

The allowance for all probable uncollectible receivables is based on a combination of historical data, cash payment trends, specific customer issues, write-off trends, general economic conditions and other factors. These factors are continuously monitored by management to arrive at the estimate for the amount of accounts receivable that may be ultimately uncollectible. In circumstances where the FAST division is aware of a specific customer’s inability to meet its financial obligations, the FAST division records a specific allowance for bad debts against amounts due to reduce the net recognized receivable to the amount it reasonably believes will be collected. This analysis requires making significant estimates, and changes in facts and circumstances could result in material changes in the allowance for uncollectible receivables.

Capitalized Software Development Costs

The FAST division capitalizes costs associated with developing software for internal use, which costs primarily include salaries of developers. Direct costs incurred in the development of software are capitalized once the preliminary project stage is completed, management has committed to funding the project, and completion and use of the software for its intended purpose are probable. The FAST division ceases capitalization of development costs once the software has been substantially completed and is ready for its intended use.

Database Development Costs

Database development costs represents expenditures associated with the FAST division’s proprietary databases of information for customer usage. The costs are capitalized from the time technological feasibility is established until the information is ready for use.

Impairment of Intangible and Long-Lived Assets

Through December 31, 2001, the FAST division evaluated goodwill and intangibles for impairment based on undiscounted projected future cash flows and determined that no adjustment was necessary. However, if future actual results do not meet expectations, the FAST division may be required to record an impairment charge, the amount of which could be material to results of operations.

In June 2001, the Financial Accounting Standards Board, or the FASB, issued SFAS No. 141, “Business Combinations” and SFAS No. 142, “Goodwill and Other Intangible Assets.” SFAS No. 141 requires business combinations initiated after June 30, 2001 to be accounted for using the purchase method of accounting, and broadens the criteria for recording intangible assets separate from goodwill. Recorded goodwill and intangibles will be evaluated against these new criteria and may result in certain intangibles being subsumed into goodwill, or alternatively, amounts initially recorded as goodwill may be separately identified and recognized apart from goodwill. SFAS No. 142 requires the use of a nonamortization approach to account for purchased goodwill and certain intangibles. Under a nonamortization approach, goodwill and certain intangibles will not be amortized into results of operations, but instead would be reviewed for impairment and written down and charged to results of operations only in the periods in which the recorded value of goodwill and certain intangibles is more than its fair value. The FAST division adopted the provisions of each statement applying to goodwill and intangible assets acquired prior to June 30, 2001 on January 1, 2002. These new requirements will impact future period net income by an amount equal to the discontinued goodwill amortization offset by goodwill impairment charges, if any, and adjusted for any differences between the old and new rules for defining intangible assets on future business combinations.

New Accounting Pronouncements

In June 2001, the FASB issued SFAS No. 141 Business Combinations and SFAS No. 142 Goodwill and Other Intangible Assets. SFAS No. 141 requires business combinations initiated after June 30, 2001, to be accounted for using the purchase method of accounting, and broadens the criteria for recording intangible assets separate from goodwill. Adoption of these standards did not have a significant impact on the operations or cash flows of the FAST division. Intangible assets consist mainly of non-compete agreements, trademarks and customer lists.

In July 2001, the FASB issued SFAS 143 Accounting for Asset Retirement Obligations, which requires that companies recognize a liability for retirement obligations of long lived assets in the period the liability occurs. This pronouncement is effective for fiscal years beginning after June 15, 2002. The FAST division does not anticipate any significant impact on financial results from adoption of this standard.

In August 2001, the FASB issued SFAS 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinuance of operations. SFAS 144 superseded Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets for Long-Lived Assets to Be Disposed of and

APB Opinion No. 30, Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary. Unusual and Infrequently Occurring Events and Transactions. The provisions of SFAS 144 are effective in fiscal years beginning after December 15, 2001, with early adoption permitted and, in general, are to be applied prospectively. The FAST division does not anticipate any significant impact on financial results from adoption of this standard.

In June 2002, the FASB issued SFAS 146 Accounting for Costs Associated with Exit or Disposal Activities. This pronouncement addresses financial accounting and reporting for costs associated with exit or disposal activities not covered under SFAS 144 and also nullifies EITF 94-3. This pronouncement is effective for activities initiated after December 31, 2002. We do not anticipate any significant impact on financial results from adoption of this standard.

Results of Operations

The following table sets forth, for the periods indicated, the percentages that certain items of income and expenses bear to revenue for such periods. Interim results are not necessarily indicative of results for a full year:

	Nine Months Ended September 30,		Year Ended December 31,
	2002	2001	2001	2000	1999
Service revenues	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of service revenues	44.4%	28.4%	29.7%	28.8%	27.7%

Gross margin	55.6%	71.6%	70.3%	71.2%	72.3%
Selling, general, and administrative expenses	48.3%	70.0%	71.2%	69.6%	73.4%

Income (loss) from operations	7.3%	1.5%	(0.9)%	1.5%	(1.1)%

Other (expense) income:
Interest expense	(0.2)%	(0.5)%	(0.5)%	(0.8)%	(0.9)%
Interest income	0.1%	0.1%	0.1%	0.1%	0.1%

Total other expense, net	(0.2)%	(0.4)%	(0.4)%	(0.7)%	(0.8)%

Income (loss) before provisions for income tax	7.1%	1.2%	(1.3)%	0.8%	(1.9)%
Provision for income tax	3.0%	0.4%	(0.1)%	0.7%	(0.8)%

Net income (loss)	4.1%	0.7%	(1.2)%	0.1%	(1.1)%

Through several strategic acquisitions during 2002 and 2001, the FAST division was further able to expand service capabilities and geographic coverage. The FAST division intends to continue providing these services and to expand upon existing customer relationships by providing supplementary services as well as increasing the operations in existing markets.

Nine Months Ended September 30, 2002 Compared to Nine Months Ended September 30, 2001

Service Revenues

Service revenues for the nine months ended September 30, 2002 increased $38.5 million or 107.9% to $74.3 million from $35.7 million during the same period in 2001. The increase is primarily due to the acquisition of American Driving Records during the beginning of 2002 and Substance Abuse Management in August 2001. The acquisitions accounted for approximately $35.2 million of total service revenues during the nine months ended September 30, 2002. Service revenues at existing operations increased approximately $3.3 million due to additional volumes of business in response to expanded marketing efforts. The FAST division continues to see an expansion of operations as businesses continue to expand their use of employment and residential screening.

Cost of Revenues

Cost of revenues for the nine months ended September 30, 2002 increased $22.8 million or 224.9% to $33.0 million from $10.2 million during the same period in 2001. Cost of revenues as a percentage of service revenues increased from 28.4% to 44.4%. Approximately $21.5 million of the increase is primarily due the acquisition of American Driving Records in January 2002 and Substance Abuse Management in August 2001. The remaining increase of $1.3 million is due to increased costs relating to additional service revenues at existing operations.

Selling, General and Administrative Expenses

Selling, general and administrative expenses for the nine months ended September 30, 2002 increased $10.8 million or 43.4% to $35.9 million from $25.0 million during the same period in 2001. Approximately $9.3 million of the increase is due to additional personnel and facilities associated with the acquisitions noted above offset by the non-amortization of goodwill. The remaining increase was due to additional personnel and facilities expense in relation to the expanded sales efforts at existing operations. Selling, general and administrative expenses as a percentage of service revenues decreased from 70.0% to 46.6%. This decrease was due to efficiencies of scale associated with additional operations and the effects of less goodwill amortization.

Effective January 1, 2002, the Company adopted the provisions of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (Statement 142). As a result of the adoption of Statement 142, the amortization of goodwill ceased, resulting in an increase in net income for the nine months ended September 30, 2002 of $250,000. Goodwill that has an indefinite life will no longer be amortized; but rather will be tested at least annually for impairment. No impairment of goodwill was recorded for the nine months ended September 30, 2002.

Income Taxes

Provision for income taxes for the nine months ended September 30, 2002 was $2.2 million compared to $200,000 during the same period in 2001. This increase is due to the changes in income from operations related to the operating factors discussed above.

Year Ended December 31, 2001 Compared to Year Ended December 31, 2000

Service Revenues

Service revenues for the year ended December 31, 2001 increased $10.6 million or 27.4% to $49.2 million from $38.6 million during the same period in 2000. The increase is primarily due to strategic acquisitions made during 2001 and in late 2000. The acquisitions accounted for approximately $7.5 million of total service revenues during the year ended December 31, 2001. Service revenues at existing operations increased approximately $2.8 million due to additional volumes of business in response to expanded marketing efforts. The FAST division continues to see an expansion of operations as businesses continue to expand their use of employment and residential screening.

Cost of Revenues

Cost of revenues for the year ended December 31, 2001 increased $3.5 million or 31.3% to $14.6 million from $11.1 million during the same period in 2000. Cost of revenues as a percentage of service revenues increased from 28.8% to 29.7%. The increase is due to strategic acquisitions made during the beginning of 2001 and in late 2000.

Selling, General and Administrative Expenses

Selling, general and administrative expenses for year ended December 31, 2001 increased $8.2 million or 30.4% to $35.0 million from $26.9 million during the same period in 2000. Approximately $3.2 million of this increase is due to additional personnel and facilities associated with the acquisitions noted above. The remaining increase was due to additional personnel and facilities expense in relation to the expanded sales efforts at existing operations.

Income Taxes

Benefit for income taxes for the year ended December 31, 2001 was $59,000 compared to a provision of $266,000 during the same period in 2000. This change is due to the changes in income from operations related to the operating factors discussed above.

Year Ended December 31, 2000 Compared to Year Ended December 31, 1999

Service Revenues

Service revenues for the year ended December 31, 2000 increased $8.2 million or 27.0% to $38.6 million from $30.4 million during the same period in 1999. The increase is primarily due to additional volumes of business due to expanded marketing efforts. The FAST division continues to see an expansion of operations as businesses continue to expand their use of employment and residential screening.

Cost of Revenues

Cost of revenues for the year ended December 31, 2000 increased $2.7 million or 32.2% to $11.1 million from $8.4 million during the same period in 1999. The increase is due to the increased level of revenues discussed above. Cost of revenues as a percentage of service revenues increased from 27.7% to 28.8%.

Selling, General and Administrative Expenses

Selling, general and administrative expenses for the year ended December 31, 2000 increased $4.6 million or 20.5% to $26.9 million from $22.3 million during the same period in 1999. The increase is primarily due to additional personnel and facilities associated with the expanded sales efforts noted above.

Income Taxes

Provision for income taxes for year ended December 31, 2000 was $266,000 compared to a benefit of $238,000 during the same period in 1999. This change is due to the changes in income from operations related to the operating factors discussed above.

Liquidity and Capital Resources

The FAST division’s primary source of liquidity is cash flow from operations and contributions from its parent, First American. As of September 30, 2002, cash and cash equivalents have increased to $3.9 million from $1.3 million as of December 31, 2001.

Cash provided by operations was $2.5 million for the nine months ended September 30, 2002 and 2001. Cash provided by operations was $2.5 million, $1.6 million and $0.4 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Cash used in investing activities was $5.7 million for the nine months ended September 30, 2002 as compared to $6.5 million for the same period in 2001. Cash used in investing was $7.1 million, $4.7 million and

$4.4 million for the years ended December 31, 2001, 2000 and 1999, respectively. Cash was used primarily to purchase computer hardware, software and database development costs.

Cash provided by financing activities was $5.8 million for the nine months ended September 30, 2002 as compared to $2.2 million for the same period in 2001. Cash provided by financing activities was $3.0 million, $4.0 million and $4.4 million for the years ended December 31, 2001, 2000 and 1999, respectively. The cash provided is primarily attributable to the contributions from First American and proceeds from the issuance of term notes. Cash used in financing operations is the repayment of term notes.

First American contributed approximately $6.8 million during the nine months ended September 30, 2002 and $4.5 million for the same period in 2001. Contributions from First American were $4.8 million, $3.0 million and $3.3 million during the years ended December 31, 2001, 2000 and 1999, respectively. In accordance with the merger agreement, First American is expected to provide an additional cash contribution such that as of the closing of the mergers, First Advantage will have cash of $15.0 million less merger related costs such as legal, accounting and financial advisor fees. Although First American has provided contributions in the past to support acquisitions and operations of First Advantage, there can be no assurance of future contributions.

During fiscal 2000, the FAST division entered into a term note with a related party for approximately $3.0 million. This note calls for annual principal payments of $750,000 and quarterly interest payments with a rate equal to the prime lending rate. Approximately $111,000 is outstanding at September 30, 2002 on this note. As part of the acquisition of Factual Business Information in 2000, a term note was issued for approximately $1.5 million. Monthly payments on this note are approximately $30,415, which includes interest at 8%. Approximately $971,000 is outstanding at September 30, 2002 on this note. The FAST division has entered into various capital leases which have varying payments and interest rates. Approximately $217,000 is outstanding at September 30, 2002 relating to capital leases. In accordance with the merger agreement, First American will assume the remaining debt of First Advantage as of the closing date of the mergers.

The FAST division also leases certain office facilities, automobiles and equipment under operating leases, which, for the most part, are renewable. The majority of these leases also provide that the FAST division will pay insurance and taxes.

The FAST division has historically sought to acquire other businesses as part of its program of strategic growth. The FAST division continues to evaluate acquisitions in order to capitalize on the consolidation occurring in the industry and expects to fund such acquisitions from available sources of liquidity.

While uncertainties within the FAST division’s industry exist, management is not aware of any trends or events likely to have a material adverse effect on liquidity or the accompanying financial statements. The FAST division believes that based on current levels of operations and anticipated growth, the FAST division’s cash flow from operations, together with available sources of liquidity, will be sufficient to fund operations, anticipated capital expenditures, make required payments of principal and interest on debt, and satisfy other long-term contractual commitments. The following is a schedule of long-term contractual commitments (as of December 31, 2001) over the periods in which they are expected to be paid.

	2002	2003	2004	2005	2006	Thereafter	Total
Operating leases	$1,549,580	$1,394,450	$1,017,217	$1,020,589	$917,048	$891,818	$6,790,702
Long-term indebtedness	1,213,405	507,806	370,272	278,151	2,484	—	2,372,118

Total	$2,762,985	$1,902,256	$1,387,489	$1,298,740	$919,532	$891,818	$9,162,820

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements have been prepared to give effect to the proposed merger of the FAST division and US SEARCH using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to unaudited pro forma combined financial statements.

The table that follows presents unaudited pro forma financial data for the FAST division and US SEARCH as if the mergers had been completed on January 1, 2001 for income statement purposes and on September 30, 2002 for balance sheet purposes. The pro forma information is based upon the historical consolidated financial statements of US SEARCH, the historical combined financial statements of the FAST division and the assumptions, estimates and adjustments described in the notes to the unaudited pro forma combined financial information. The assumptions, estimates and adjustments are preliminary and have been made solely for purposes of developing such pro forma information.

The unaudited pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or consolidated results of operations of First Advantage that would have been reported had the mergers occurred on the dates indicated, nor do they represent a forecast of the consolidated financial position of First Advantage at any future date or the consolidated results of operations for any future period. Furthermore, no effect has been given in the unaudited pro forma combined statements of operations for synergistic benefits or cost savings that may be realized through the combination of the FAST division and US SEARCH or costs that may be incurred in integrating their operations. The FAST division and US SEARCH currently are developing plans to integrate the operations of the companies, which will involve costs including, among others, severance and settlement of operating and capital commitments, which may be material. The unaudited pro forma combined financial information should be read in conjunction with the historical financial statements and related notes and management’s discussion and analysis of financial condition and results of operations of the FAST division and US SEARCH included in this proxy statement/prospectus.

FIRST ADVANTAGE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

At September 30, 2002

	FAST Division Historical	Past Acquisition Adjustments(A)	FAST Division As Adjusted	US SEARCH Historical	Pro Forma Merger Adjustments		First Advantage Pro Forma
Assets
Current assets:
Cash and cash equivalents	$3,902,658	$500,000	$4,402,658	$2,450,000	$5,597,342	(B)	$12,450,000
Restricted cash				1,055,000			1,055,000
Trade accounts receivable	13,768,258	3,353,479	17,121,737	1,924,000	—		19,045,737
Prepaid expenses and other current assets	1,011,222	312,604	1,323,826	1,393,000	—		2,716,826

Total current assets	18,682,138	4,166,083	22,848,221	6,822,000	5,597,342		35,267,563
Property and equipment, net	10,438,697	1,769,979	12,208,676	9,052,000	—		21,260,676
Goodwill, net	70,435,470	39,538,112	109,973,582	10,588,000	35,071,027	(C)	155,632,609
Intangible assets, net	5,578,229	5,650,251	11,228,480	2,728,000	5,000,000	(C)	18,956,480
Database development costs, net	5,935,239	—	5,935,239	—	—		5,935,239
Other assets	35,534	28,842	64,376	249,000	—		313,376

Total assets	$111,105,307	$51,153,267	$162,258,574	$29,439,000	$45,668,369		$237,565,943

Liabilities and Stockholder’s Equity
Current liabilities:
Accounts payable	$1,670,359	$2,201,766	$3,872,125	$4,594,000	—		$8,466,125
Accrued liabilities	5,726,588	1,951,501	7,678,089	1,890,000	—		9,568,089
Income taxes payable	272,154	—	272,154	—	—		272,154
Current portion of long-term debt and capital leases	776,085	—	776,085	1,963,000	(776,085	)(D)	1,963,000

Total current liabilities	8,445,186	4,153,267	12,598,453	8,447,000	(776,085)		20,269,368
Long-term debt and capital leases, net of current portion	560,114	—	560,114	1,464,000	(560,114	)(D)	1,464,000
Deferred taxes	1,824,338	—	1,824,338	—	—		1,824,338
Other liabilities	261,624	—	261,624	5,000	1,530,027	(E)	1,796,651

Total liabilities	11,091,262	4,153,267	15,244,529	9,916,000	193,828		25,354,357

Commitments and contingencies

Stockholder’s equity:
Common stock	—	—	—	97,000	(77,596	)(F)	19,404
Additional paid in capital	95,237,946	47,000,000	142,237,946	115,225,000	(50,246,863	)(F)	207,216,083
Retained earnings	4,776,099	—	4,777,099	(95,799,000)	95,799,000	(F)	4,776,099

Total stockholder’s equity	100,014,045	47,000,000	147,014,045	19,523,000	45,474,541		212,011,586

Total liabilities and stockholder’s equity	$111,105,307	$51,153,267	$162,258,574	$29,439,000	$45,668,369		$237,365,943

See the accompanying notes to the unaudited pro forma financial information.

FIRST ADVANTAGE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

Year Ended December 31, 2001

FAST Division Historical	Past Acquisition Adjustments(G)	FAST Division As Adjusted	US SEARCH Historical	Past Acquisition Adjustments(H)	US SEARCH As Adjusted	Pro Forma Merger Adjustments	First Advantage Pro Forma
Service revenues	$49,167,057	$67,405,802	$116,572,859	$18,399,000	$7,983,000	$26,382,000	$—	$142,954,859
Cost of revenues	14,615,322	38,165,541	52,780,863	4,494,000	4,518,000	9,012,000	—	61,792,863

Gross margin	34,551,735	29,240,261	63,791,996	13,905,000	3,465,000	17,370,000	—	81,161,996
Selling, general, and administrative expenses	35,007,605	31,026,892	66,034,497	24,482,000	3,973,000	28,455,000	339,667	(E,J)	94,829,164

Income (loss) from operations	(455,870)	(1,786,631)	(2,242,501)	(10,577,000)	(508,000)	(11,085,000)	(339,667)	(13,667,168)

Other (expense) income:
Interest expense	(241,686)	(1,305,514)	(1,547,200)	(1,522,000)	(461,000)	(1,983,000)	241,686	(D)	(3,288,514)
Interest income	59,349	566,596	625,945	167,000	—	167,000	—	792,945

Total other expense, net	(182,337)	(738,918)	(921,255)	(1,355,000)	(461,000)	(1,816,000)	241,686	(2,495,569)

(Loss) income before provisions for income tax	(638,207)	(2,525,549)	(3,163,756)	(11,932,000)	(969,000)	(12,901,000)	(97,981)	(16,162,737)
(Benefit) provision for income tax	(58,898)	(1,206,604)	(1,265,502)	5,000	4,000	9,000	(39,192	)(K)	(1,295,694)

Net income (loss)	(579,309)	(1,318,945)	(1,898,254)	(11,937,000)	(973,000)	(12,910,000)	(58,789)	(14,867,043)
Preferred stock dividends and accretion	—	—	—	(12,978,000)	—	(12,978,000)	—	(12,978,000	)(L)

Net income (loss) attributable to common stockholders	$(579,309)	$(1,318,945)	$(1,898,254)	$(24,915,000)	$(973,000)	$(25,888,000)	$(58,789)	$(27,845,043)

Per Share Data:
Basic and diluted earnings (loss) per share	$(1.38	)(M)	$0.42	$(0.96	)(M)	$(.48)	$(1.44	)(M)

Basic and diluted weighted average shares outstanding	18,054,000	8,800,000	(I)	26,854,000	19,403,743	(N)

See the accompanying notes to the unaudited pro forma financial information.

FIRST ADVANTAGE CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

Nine Months Ended September 30, 2002

	FAST Division Historical	Past Acquisition Adjustments(A)	FAST Division As Adjusted	US SEARCH Historical		Pro Forma Merger Adjustments		First Advantage Pro Forma
Service revenues	$74,291,207	$21,499,639	$95,790,846	$22,616,000		$—		$118,406,846
Cost of service revenues	33,003,231	8,578,604	41,581,835	6,713,000		—		48,294,835

Gross margin	41,287,976	12,921,035	54,209,011	15,903,000		—		70,112,011
Selling, general, and administrative expenses	35,865,686	14,873,394	50,739,080	21,226,000		254,750	(E,J)	72,219,830

Income from operations	5,422,290	(1,952,359)	3,469,931	(5,323,000)		(254,750)		(2,107,819)

Other (expense) income:
Interest expense	(182,012)	(633,390)	(815,402)	(15,956,000)		182,012	(D)	(16,589,390)
Interest income	46,544	—	46,544	—		—		46,544

Total other expense, net	(135,468)	(633,390)	(768,858)	(15,956,000)		182,012		(16,542,846)

Income before provisions for income tax	5,286,822	(2,585,749)	2,701,073	(21,279,000)		(72,738)		(18,650,665)
Provision for income tax	2,220,465	(1,140,036)	1,080,429	2,000		(29,095	)(K)	1,053,334

Net income (loss)	$3,066,357	$(1,445,713)	$1,620,644	$(21,281,000)		$(43,643)		$(19,703,999)

Per Share Data:
Basic and diluted earnings (loss) per share				$(.46	)(M)	$(.56)		$(1.02	)(M)

Basic and diluted weighted average shares outstanding				45,809,470				19,403,743	(N)

See the accompanying notes to the unaudited pro forma financial information.

FIRST ADVANTAGE CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

(A)
Adjustments reflect the pro forma impact of the acquisitions of Employee Health Programs and SafeRent (both acquired subsequent to September 30, 2002) as if they had occurred as of September 30, 2002 for balance sheet purposes and January 1, 2001 for income statement purposes. The allocation of the purchase price of these businesses is based on preliminary estimates of the assets and liabilities acquired in accordance with SFAS No. 141. A full determination of the purchase price allocation will be made within twelve months of the effective acquisition date upon receipt of a final valuation analysis of tangible and intangible assets.

(B)
In accordance with the merger agreement, at the closing date, First Advantage will have cash of $15 million less merger related costs such as legal, accounting and financial advisor fees. Such fees are estimated to be approximately $5 million. This additional cash infusion is to be provided by First American. The additional cash infusion is estimated as follows:

Minimum cash per the merger agreement	$15,000,000
Less: Estimated merger closing costs	(5,000,000)
Less: Cash balance of the FAST division as of September 30, 2002	(4,402,658)

Estimated cash infusion by First American	$5,597,342

No adjustment has been made to the amount of First American’s cash infusion for amounts repayable by US SEARCH to First American pursuant to the subordinated secured promissory note of $1.4 million contemplated by the merger agreement.

(C)
The estimated purchase price of US SEARCH for purposes of preparing these pro forma financial statements is $51.7 million. This is based upon an estimate of the fair value of the net assets of the FAST division contributed by First American to First Advantage in the mergers and estimated direct costs of the acquisition. The allocation of the purchase price is based upon preliminary estimates of the assets and liabilities acquired in accordance with SFAS 141. A full determination of the purchase price allocation will be made within twelve months of the effective acquisition date upon receipt of a final valuation analysis of tangible and intangible assets.

The purchase price was determined as follows:

Fair value of the FAST division net assets distributed	$41,103,000
Cash infusion from First American	5,597,000
Value of vested options of US SEARCH	6,364,000	*
Merger related costs	5,000,000

Purchase price	$58,064,000

*
Due to the fact that there currently is no quoted market price for First Advantage’s Class A common stock, for purposes of this analysis, the fair value of vested options is based upon the quoted market price of US SEARCH common stock prior to December 16, 2002. The final purchase accounting adjustments will be based upon the quoted price of First Advantage Class A common stock.

The	allocation of the purchase price is estimated as follows:

Goodwill	$45,659,027
Identifiable intangibles assets	7,728,000
Reserve for fair value of operating leases	(1,530,027)
Net, tangible assets acquired	6,207,000

$58,064,000

FIRST ADVANTAGE CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION—(Continued)

The pro forma adjustment to goodwill and other intangibles is based upon the purchase price allocation, less amounts previously recorded by US SEARCH as follows:

	Goodwill	Other Intangibles
Purchase price allocation	$45,659,027	$7,728,000
Less: US SEARCH balances at September 30, 2002	(10,588,000)	(2,728,000)

Pro forma adjustment	$35,071,027	$5,000,000

(D)
In accordance with the merger agreement, the FAST division will not have any long-term debt at closing. Adjustment reflects the effects on the balance sheet and statements of operations relating to the assumption of these debt obligations as if they had occurred as of January 1, 2001.

(E)
Adjustment reflects the effects of the mergers on rent expense, which is included in selling general and administrative expenses in the statements of operations. The adjustment reflects the impact of two lease commitments at US SEARCH which are considered to be above current market prices by approximately 50% and 25%, respectively. Approximately $1.5 million has been recorded as additional liabilities in the purchase accounting adjustments in Note C above relating to adverse lease commitments. The impacts on the statements of operations are calculated as follows:

	Year Ended December 31, 2001	Nine Months Ended September 30, 2002
Rent expense reduction due to adverse lease	$(660,333)	$(495,250)

At the close of the mergers, First American and First Advantage will enter into a services agreement pursuant to which First American will provide certain business services and overhead services to First Advantage. No pro forma adjustment has been made in the accompanying pro forma combined financial statements for the services agreement as the historical financial statements of the FAST division includes actual charges from First American for similar business services and overhead services.

(F)
Adjustment reflects the elimination of the stockholders’ equity of US SEARCH and the issuance of shares of First Advantage common stock with a par value of $.001 per share in the mergers. The estimated number of shares issuable in accordance with the merger agreement is as follows:

Shares outstanding of US SEARCH	97,018,715
Exchange ratio per merger agreement	.04

Shares of First Advantage Class A common stock issuable to US SEARCH stockholders	3,880,749
Shares of First Advantage Class B common stock issuable to First American	15,522,994

Total shares of First Advantage common stock issuable in mergers	19,403,743

The estimated number of shares of First Advantage common stock issuable in the mergers does not include options or warrants to purchase shares of First Advantage Class A common stock that will be outstanding immediately following the mergers, including options to purchase Class A common stock to be issued to former executives of the FAST division and First American who will serve as executives of First Advantage.

FIRST ADVANTAGE CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION—(Continued)

(G)
Adjustments reflect the pro forma impact of the acquisitions of Substance Abuse Management (acquired in 2001) and American Driving Records, Employee Health Programs and SafeRent (all acquired in 2002) as if they had occurred as of January 1, 2001. The allocation of the purchase price of Employee Health Programs and SafeRent is based on preliminary estimates of the assets and liabilities acquired. A full determination of the purchase price allocation will be made within twelve months of the effective acquisition date upon receipt of a final valuation analysis of tangible and intangible assets.

(H)	Adjustments reflect the pro forma impact of the acquisition of Professional Resource Screening during December 2001 as if it had occurred as of January 1, 2001.

(I)
Adjustment reflects issuance of 8,800,000 shares of US SEARCH common stock to former shareholders of Professional Screening Resources in connection with its acquisition by US SEARCH on December 28, 2001.

(J)
Adjustment reflects the effects of the amortization of other intangibles during the year ended 2001 and the nine months ended September 30, 2002. Under SFAS 142, beginning with fiscal years after December 15, 2001, goodwill will not be amortized, but rather will be tested at least annually for impairment. This standard applies to acquisitions made after June 30, 2001. As such, no amortization expense has been reflected for the year ended December 31, 2001 or the nine month period ended September 30, 2002. Other identifiable intangibles are being amortized over their estimated life of five years.

The impact on the statements of operations for amortization expense, which is included in selling, general and administration expenses, is as follows:

	Year Ended December 31, 2001	Nine Months Ended September 30, 2002
Other intangibles	$1,000,000	$750,000

(K)	Adjustment reflects the effects on the statement of operations of the effect of the mergers on the provision for income taxes. The impacts are estimated at:

	Year Ended December 31, 2001	Nine Months Ended September 30, 2002
Provision for income taxes	$(39,192)	$(29,095)

(L)	Represents dividends and accretion on preferred stock of US SEARCH that was converted into common stock during 2002.

FIRST ADVANTAGE CORPORATION AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION—(Continued)

(M)
Basic and diluted earnings (loss) per share is calculated as net (loss) income to common stockholders divided by the weighted average shares outstanding for the period. Pro forma weighted average shares outstanding used in the calculation of pro forma loss per share is based upon the estimated shares to be issued in connection with the merger as discussed in note (F) above. The calculation of basic and diluted loss per share is as follows:

	Year Ended December 31, 2001			Nine Months Ended September 30, 2002
	US SEARCH Historical	US SEARCH As adjusted	First Advantage Pro Forma	US SEARCH Historical	First Advantage Pro Forma
Net (loss) attributable to common stockholders	$(24,915,000)	$(25,888,000)	$(27,845,073)	$(21,281,000)	$(19,703,999)
Divided by:
Weighted average shares outstanding	18,054,000	26,854,000	19,403,743	45,809,470	19,403,743

Basic and diluted (loss) earnings per share	$(1.38)	$(.96)	$(1.44)	$(.46)	$(1.02)

(N)	Weighted average shares outstanding used in the calculation of loss per share is based upon the estimated number of shares to be issued in connection with the mergers as discussed in note (F) above.

DESCRIPTION OF FIRST ADVANTAGE CAPITAL STOCK

The following description of the terms of First Advantage’s capital stock does not purport to be complete and is qualified in its entirety by reference to First Advantage’s certificate of incorporation and bylaws, which are included in the Registration Statement of which this proxy statement/prospectus is a part.

G eneral

First Advantage’s authorized capital stock will consist, at the closing of the mergers, of:

•	75,000,000 shares of Class A common stock, par value $0.001 per share;

•	25,000,000 shares of Class B common stock, par value $0.001 per share; and

•	1,000,000 shares of preferred stock, par value $0.001 per share.

C lass A Common Stock

Holders of First Advantage Class A common stock are entitled to one vote for each share held of record on all matters submitted to a vote of holders of First Advantage common stock. Subject to preferences that may be applicable to any outstanding preferred stock, holders of First Advantage Class A common stock are entitled to dividends as may be declared from time to time by the First Advantage board of directors out of funds legally available for that purpose. Holders of First Advantage Class A common stock have no preemptive, redemption, conversion or sinking fund rights. Upon a liquidation, dissolution or winding up of the affairs of First Advantage, the holders of First Advantage Class A common stock are entitled to share equally and ratably, together with the holders of First Advantage Class B common stock, in the assets of First Advantage, if any, remaining after the payment of all debts and liabilities of First Advantage and the liquidation preference of any First Advantage preferred stock then outstanding.

Class B Common Stock

Except as otherwise described as follows, the rights, preferences and privileges of the Class B common stock are identical to those of the Class A common stock described above. Holders of First Advantage Class B common stock are entitled to ten votes for each share held of record on all matters submitted to a vote of holders of First Advantage common stock.

The First Advantage Class B common stock will be convertible into shares of First Advantage Class A common stock at a one-to-one conversion ratio as follows:

•
the holder of any share of First Advantage Class B common stock may elect at any time, and at such holder’s sole option, to convert such share into one fully paid and nonassessable share of First Advantage Class A common stock;

•
if at any time First American and its affiliates collectively own less than 28% of the total number of issued and outstanding shares of capital stock of First Advantage, each issued and outstanding share of First Advantage Class B common stock will automatically be converted into one share of Class A common stock; or

•
upon the transfer of any share of First Advantage Class B common stock to a person other than First American or an affiliate of First American (excluding certain permitted transfers), such share will automatically be converted into one fully paid and nonassessable share of Class A common stock.

Notwithstanding the foregoing, First American may transfer shares of Class B common stock (without conversion into Class A common stock) if such transfer is effected as part of a distribution by First American of shares of Class B common stock to its shareholders in a tax-free “spinoff” under Section 355(a) of the Internal Revenue Code of 1986, as amended, and any subsequent transfer of such shares will not cause such shares to convert into Class A common stock.

Preferred Stock

First Advantage’s certificate of incorporation allows its board of directors to issue shares of preferred stock in one or more series without stockholder approval. First Advantage’s board of directors will have discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption rights and liquidation preferences of each series of preferred stock.

The purpose of authorizing First Advantage’s board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with stockholder approval of specific issuances. First Advantage has no present plans to issue any of its authorized but unissued shares of preferred stock.

Warrants to Purchase Class A Common Stock

First Advantage has agreed to assume the obligations of US SEARCH contained in all warrants to purchase common stock of US SEARCH outstanding on the closing date of the merger. Pursuant to the merger agreement and the terms of the warrants, after the closing of the mergers the holders of the warrants will be entitled to receive upon exercise thereof 0.04 of a share of First Advantage Class A common stock for each share of US SEARCH common stock such warrant holder would have been entitled to receive pursuant to the warrant prior to the closing of the mergers. As of January 14, 2003, US SEARCH had outstanding warrants to purchase up to 10,407,019 shares of its common stock at a weighted average exercise price of $0.73 per share.

Registration Rights Relating to Class A Common Stock

After the closing of the mergers, holders of certain US SEARCH warrants will have the right to cause First Advantage to register the resale of the shares of Class A common stock underlying such warrants. If none of these warrants are exercised by such holders prior to the closing of the mergers, First Advantage may be required to register the resale of up to 10,407,019 shares of Class A common stock underlying these warrants. Pequot Private Equity Fund II, L.P. also has the right to require First Advantage to register the resale of shares of Class A common stock held by it under circumstances specified in the stockholders agreement. See “OTHER AGREEMENTS—Stockholders Agreement” on page 55.

T ransfer Agent

The transfer agent and registrar of the First Advantage Class A common stock will be, at the closing of the mergers, Wells Fargo Shareowner Services. First Advantage will act as transfer agent and registrar of the First Advantage Class B common stock.

COMPARISON OF STOCKHOLDER RIGHTS

First Advantage and US SEARCH are both organized under the laws of the State of Delaware. Any differences, therefore, in the rights of holders of First Advantage capital stock and US SEARCH capital stock arise primarily from differences in their respective certificates of incorporation and bylaws. Upon completion of the mergers, holders of US SEARCH common stock will become holders of First Advantage Class A common stock and their rights will be governed by Delaware law, the First Advantage certificate of incorporation and the First Advantage bylaws.

This section of this proxy statement/prospectus describes the material differences between the rights of First Advantage stockholders and US SEARCH stockholders. This section does not include a complete description of all differences among the rights of these stockholders, nor does it include a complete description of the specific rights of these stockholders. In addition, the identification of some of the differences in the rights of these stockholders as material is not intended to indicate that other differences that are equally important do not exist. You are urged to read carefully the relevant provisions of Delaware law, as well as the certificate of incorporation and bylaws of First Advantage and US SEARCH. In addition, you should carefully read this entire proxy statement/prospectus and the other documents referred to in this proxy statement/prospectus for a more complete understanding of the differences between being a stockholder of US SEARCH and being a stockholder of First Advantage.

	US SEARCH	First Advantage
Authorized Capital Stock	301,000,000 of which (i) 300,000,000 are shares of common stock, par value $0.0001 per share and (ii) 1,000,000 are shares of preferred stock, par value $0.0001 per share.
101,000,000 of which (i) 75,000,000 are shares of Class A common stock, par value $0.001 per share; (ii) 25,000,000 are shares of Class B common stock, par value $0.001 per share; and (iii) 1,000,000 are shares of preferred stock, par value $0.001 per share.

Board of Directors:

Size of Board	The number of directors is fixed exclusively by resolutions adopted by the board of directors.
The initial board of directors will consist of 10 members. The number of directors may be changed by the board of directors pursuant to a resolution passed by a majority of the board of directors then in office, even if less than a quorum, at a duly held meeting of directors

Classes of Directors
The board of directors is classified into three classes of directors designated Class I, Class II and Class III. Each class consists, as nearly as possible, of one-third of the total number of directors constituting the entire board of directors. Each director serves for a three-year term.
There is a single class of directors.

	US SEARCH	First Advantage
Board Quorum and Vote Requirements
Except with respect to indemnification questions, for which a quorum will be one-third of the number of authorized directors, a quorum consists of a majority of the authorized number of directors. The affirmative vote of a majority of the directors present at a duly held meeting at which there is a quorum present will be the act of the board of directors.

A majority of the authorized number of directors will constitute a quorum for the transaction of business. The affirmative vote of a majority of the directors present at a duly held meeting at which there is a quorum present will be the act of the board of directors.

Stockholder Meetings

Annual Meetings
Date, time and place of the annual meeting is determined by the board of directors. Notice of the meeting must be given to stockholders not less than 10 nor more than 60 days before the date on which the meeting is to be held.

Date, time and place of the annual meeting is determined by the board of directors. Notice of the meeting must be given to stockholders not less than 10 nor more than 60 days before the date on which the meeting is to be held.

Special Meetings
Special meetings of the stockholders may be called by:

•        the Chairman of the board of directors;

•        the Chief Executive Officer;

•        the board of directors pursuant to a resolution adopted by a majority of the total number of authorized directors; or

•        by the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting.

Notice of the meeting must be given to stockholders not less than 10 nor more than 60 days before the date on which the meeting is to be held.

Special meetings of stockholders may be called by the Chairman of the board of directors or by a majority of the board of directors. Notice of the meeting must be given to stockholders not less than 10 nor more than 60 days before the date on which the meeting is to be held.

Voting Rights	Each share of common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders.
The shares of Class A common stock are entitled to one vote per share and the shares of Class B common stock are entitled to 10 votes per share. The Class A common stock and the Class B common stock will vote together as a single class on all matters submitted to a vote or for the consent of stockholders.

	US SEARCH	First Advantage
Conversion Rights	None.
Shares of Class B common stock will be convertible into shares of Class A common stock, at a one-to-one conversion ratio, as follows:

•        the holder of any share of Class B common stock may elect at any time, and at such holder’s sole option, to convert such share into one share of Class A common stock.

•        at any time First American and its affiliates collectively own less than 28% of the total number of issued and outstanding shares of Class A common stock of First Advantage, each issued and outstanding share of Class B common stock will be automatically converted into one share of Class A common stock.

•        upon the transfer of any share of Class B common stock to a person that, at the time of such transfer, is neither First American nor an affiliate of First American, such share will be automatically converted into one share of Class A common stock.

However, any transfer of any share of Class B common stock that is effected as part of a distribution by First American of shares of Class B common stock to its stockholders in a tax-free “spinoff” under Section 355(a) of the Internal Revenue Code of 1986, as amended, and any subsequent transfer of such shares, will not cause an automatic conversion of such shares into Class A common stock.

	US SEARCH	First Advantage
Quorum Requirements	The holders of a majority of the outstanding shares of stock entitled to vote will constitute a quorum for the transaction of business.
The holders of a majority of the outstanding shares of stock entitled to vote will constitute a quorum for the transaction of business. If two or more classes of stock are entitled to vote as separate classes, in the case of each such class, a quorum consists of a majority of all stock of that class entitled to vote.

Notice Requirements for Stockholder Nominations and Other Proposals
A stockholder must give notice of the proposed matter or nomination not later than 90 days and not earlier than 120 days before the first anniversary of the preceding year’s annual meeting.

If the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder must be given not earlier than 120 days and not later than 90 days before such annual meeting, or not later than 10 days after the public announcement of the date of such meeting.
First Advantage’s governing documents do not have a similar provision for stockholder proposals/nominations.

Exculpation and Indemnification of Directors, Officers and Employees

Exculpation	No director will be liable for monetary damages to the fullest extent that applicable law prevents such liability.
A director will not be personally liable to the corporation or its stockholders for any breach of fiduciary duty except:

•        for breach of the director’s duty of loyalty to the corporation or its stockholders;

•        for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law;

•        under 174 of the DGCL; or

•        for any transaction from which the director derived an improper personal benefit.

	US SEARCH	First Advantage
Indemnification
In general, indemnification is provided to officers and directors to the fullest extent allowed under the DGCL or any other applicable law. The corporation may indemnify its employees and other agents.

In general, indemnification is not required by the corporation for proceedings initiated by such officer or director unless the proceeding was authorized by the board of directors.

If a claim for indemnification made by an officer or director is (i) denied in whole or in part or (ii) no disposition of such claim is made within 90 days of request therefor, the indemnitee may bring suit. If such suit is successful, in whole or in part, the indemnitee will recover the expense of prosecuting such suit.

In general, indemnification is provided to officers and directors to the fullest extent allowed under the DGCL or any other applicable law. The corporation may indemnify its employees and other agents.

In general, indemnification is not required by the corporation for proceedings initiated by such officer or director unless the proceeding was authorized by the board of directors.

If a claim for indemnification made by an officer or director is not fully paid by First Advantage within 30 days of its receipt of such claim, the indemnitee may bring suit. If such suit is successful, in whole or in part, the indemnitee will recover the expense of prosecuting such suit.

MANAGEMENT OF FIRST ADVANTAGE

Directors, Executive Officers and Key Employees

The following table contains the age and titles of the individuals who are expected to serve as directors, executive officers and key employees of First Advantage immediately following the mergers:

Name	Age	Position
Parker Kennedy	54	Chairman of the Board
John Long	46	Director, Chief Executive Officer
Brent Cohen	43	Director, President
Kenneth DeGiorgio	31	Vice President, General Counsel, Assistant Secretary
Richard Heitzmann	30	Vice President, Business Development Officer
John Lamson	51	Vice President, Chief Financial Officer
H. Jake Mendelsohn	46	Vice President, Chief Information Officer
David Wachtel	43	Vice President, Chief Technology Officer
J. David Chatham	52	Director
Lawrence D. Lenihan, Jr.	37	Director
[ ]		Director
[ ]		Director
[ ]		Director
[ ]		Director
[ ]		Director

Parker Kennedy will be Chairman of First Advantage. Mr. Kennedy has been President of First American since 1993, served as Executive Vice President from 1986 to 1993 and was appointed to its board of directors in 1987. Mr. Kennedy has been employed by First American Corporation’s primary subsidiary, First American Title Insurance Company, since 1977. He was appointed Vice President of that company in 1979 and in 1981 he joined its board of directors. During 1983, he was appointed Executive Vice President of First American Title Insurance Company, and in 1989 was appointed its President. He now serves as its Chairman, a position to which he was appointed in 1999.

John Long will be Chief Executive Officer and a Director of First Advantage. Mr. Long began his career with Ticor Realty Tax Service. In 1986, he founded Metropolitan Realty Tax Service in New York, where he served as President and Chief Executive Officer. First American acquired Metropolitan Realty Tax Service in 1990, after which Mr. Long began his career with First American, serving first as Senior Vice President of Sales, then as Executive Vice President and then President of First American Real Estate Tax Services, Inc. From November 1993 to March 2000, Mr. Long was instrumental in establishing and building First American Real Estate Information Services, Inc., serving as President and Chief Executive Officer, overseeing the company’s strategic and acquisition direction, orchestrating in excess of 40 acquisitions over a 10-year period. In March 2000, he became President and Chief Executive Officer of HireCheck and engineered the acquisition of Substance Abuse Management, Employee Health Programs, American Driving Records, First American Registry, and SafeRent. Mr. Long is currently the President of the FAST division. Mr. Long also serves on the board of directors of First American Title Insurance Company. Mr. Long earned a Bachelor of Arts degree from the College of New Rochelle and a Masters degree in business administration from Hofstra University in New York.

Brent Cohen will be President and a Director of First Advantage. Mr. Cohen has been President and Chief Executive Officer of US SEARCH since February 2000 and Chairman since February 2001. From October 1998 through January 2000, Mr. Cohen served on the advisory boards and board of directors of Interpacket Networks, X-Sides Corporation and Tag-It Pacific. From July 1987 through October 1998, Mr. Cohen held senior management positions with Packard Bell NEC (formerly Packard Bell Electronics), including Chief Operating

Officer, Chief Financial Officer and President—Consumer and International. From January 1980 through December 1982 and from January 1985 through June 1987, Mr. Cohen held various management positions in both the consulting and auditing practice of Arthur Young & Company (now Ernst & Young). From January 1983 through December 1984, Mr. Cohen completed compulsory service in the South African military. Mr. Cohen holds a Bachelor of Commerce degree, a Graduate degree in accounting and a Masters degree in business administration from the University of Cape Town in South Africa. He is also a chartered accountant in South Africa.

Kenneth DeGiorgio will be Vice President, General Counsel and Assistant Secretary of First Advantage. Mr. DeGiorgio presently serves as Associate General Counsel of First American, which he joined in February 1999. Among other duties, Mr. DeGiorgio serves as First American’s acquisition counsel, advises First American on securities matters and manages the company’s political affairs. Beginning in September 1997, Mr. DeGiorgio was an associate in the Los Angeles office of White & Case, LLP. Mr. DeGiorgio received a Bachelor of Arts degree in government from Harvard College, a Juris Doctor degree from the UCLA School of Law and a Masters degree in business administration from the Anderson Graduate School of Management at UCLA.

Richard Heitzmann will be Business Development Officer of First Advantage. Mr. Heitzmann has served as the Senior Vice President, Corporate Development of US SEARCH since November 2001. Mr. Heitzmann joined US SEARCH from Pequot Ventures, the venture capital arm of Pequot Capital Management, Inc. While at Pequot Ventures, Mr. Heitzmann was a Vice President focused on investing in and building enterprise software companies. Prior to joining Pequot Capital, he was with Nationsbanc Montgomery Securities in the Private Equity Group and Booz-Allen and Hamilton. Previously Mr. Heitzmann was involved in turnaround situations and distressed investing at Houlihan Lokey Howard and Zukin. Mr. Heitzmann received a Bachelor of Science degree in business administration from Georgetown University and a Masters degree in business administration from the Harvard Business School.

John Lamson will be Vice President and Chief Financial Officer of First Advantage. Mr. Lamson presently serves as Chief Financial Officer of First American Real Estate Information Services Inc., a wholly owned subsidiary of First American. In this capacity he is responsible for the financial matters of First American’s information technology businesses, which includes the FAST Companies. Between 1991 and his joining First American in September of 1997, Mr. Lamson was a self-employed consultant. Prior to 1991 Mr. Lamson served as Chief Financial Officer of a financial institution and as a certified public accountant in the audit division of Arthur Andersen & Co. Mr. Lamson is a member of the American Institute of Certified Public Accountants. He graduated with a Bachelor of Arts degree in business administration from the University of South Florida.

H. Jake Mendelsohn will be Vice President and Chief Information Officer of First Advantage. Mr. Mendelsohn has more than 15 years of experience directing and implementing information technology operations for various retail, manufacturing and distribution companies. Before joining US SEARCH in May 2000 as its Chief Information Officer, Mr. Mendelsohn was the Chief Information Officer for PETsMART, a retailer of pet food and supplies in the United States and Canada, from February 1996 to March 2000. From 1986 to 1996, as a principal with Windsor Park Group, a management consulting practice in Los Angeles, Mr. Mendelsohn defined and implemented information technology strategies for clients. Mr. Mendelsohn has also held financial management positions in the South African offices of IBM and Arthur Andersen. He graduated from the University of Cape Town with a Bachelor of Commerce degree and a Graduate degree in accounting. He is also a chartered accountant in South Africa.

David Wachtel will be Vice President and Chief Technology Officer of First Advantage. Prior to joining US SEARCH in May of 2000 as the Chief Technology Officer, from March 1995 to March 2000, Mr. Wachtel served as the Chief Executive Officer of Networks Electronic Corporation, a publicly traded company specializing in engineering and manufacturing solutions for the aerospace industry. He also served as a managing partner at InvesTech Systems, where he was the chief architect and designer of all products. Mr. Wachtel has also served as a technical consultant to numerous companies and government agencies. Mr. Wachtel earned a

Computer Science degree from the University of Cape Town, South Africa. He is currently an advisory board member for the Los Angeles Business Technology Center, a technology incubator.

J. David Chatham will be a Director of First Advantage. Mr. Chatham has been a director of First American since 1989, and currently serves as Chairman of First American’s audit committee and as a member of its compensation committee and nominating and corporate governance committee. Mr. Chatham has also been a member of the board of directors of First American Title Insurance Company, First American’s wholly-owned title insurance underwriter, since 1989. Since 1972, he has been President and Chief Executive Officer of Chatham Holdings, Inc., a real estate development company. Mr. Chatham graduated from the University of Georgia with a Bachelor of business administration degree, majoring in real estate and urban development, and completed the management of family held corporation program at the Wharton School of Business at the University of Pennsylvania.

Lawrence D. Lenihan, Jr. will be a Director of First Advantage. Mr. Lenihan has been a director of U.S. SEARCH since September 2000. Mr. Lenihan is a Managing Director of Pequot Capital Management, Inc. and co-head of the Pequot Venture Group. Mr. Lenihan is one of two people responsible for the growth and strategic direction of the venture capital team. Mr. Lenihan joined the Pequot Family of Funds in 1996 from Broadview Associates, L.L.C. where he was a principal. Prior to joining Broadview, Mr. Lenihan held various positions within IBM. Pequot Capital Management, Inc. will name Mr. Lenihan to the First Advantage board of directors in accordance with the stockholders agreement. See “OTHER AGREEMENTS—Stockholders Agreement” on page 55 for more information on the stockholders agreement. Mr. Lenihan also serves on the boards of directors of Netegrity, Inc. and Digital Generations Systems, Inc. Mr. Lenihan graduated from Duke University with a Bachelor of Science degree in electrical engineering and earned a Masters degree in business administration from the Wharton School of Business at the University of Pennsylvania.

[                         ] will be a Director of First Advantage.

[                         ] will be a Director of First Advantage.

[                         ] will be a Director of First Advantage.

[                         ] will be a Director of First Advantage.

[                         ] will be a Director of First Advantage.

Executive Compensation; Employment Agreements

First Advantage has not yet paid any compensation to any person expected to become an executive officer of First Advantage. First Advantage expects to enter into employment agreements with Mr. Cohen, Mr. Mendelsohn and Mr. Wachtel on terms to be negotiated. The First Advantage board of directors or a committee of the First Advantage board of directors will determine the form and amount of compensation to be paid to each of First Advantage’s executive officers in any future period. Each executive officer will also be eligible to participate in option and benefit plans adopted by First Advantage from time to time to the extent determined by the First Advantage board of directors.

Director Compensation; Committees

First Advantage expects to pay each of its non-employee directors a fee of $[                ] per year for services as a director plus $[                ] for attendance at each meeting of the First Advantage board. Members of committees of the First Advantage board of directors discussed below are expected to receive $[                ] for attendance at each committee meeting. In addition, First Advantage will reimburse the directors for travel expenses incurred in connection with their duties as directors of First Advantage. First Advantage also expects to adopt a stock option plan for non-employee directors.

Following the mergers, the First Advantage board of directors will have an Audit Committee and is expected to have a Compensation Committee.

Audit Committee.    The Audit Committee will be composed of three or more directors of First Advantage, none of which may be an officer or employee of First Advantage. It will have the powers and responsibilities designated to it in the bylaws of First Advantage and by the First Advantage board of directors. The Audit Committee will review, act on and report to the First Advantage board of directors with respect to various auditing and accounting matters, including the recommendation of auditors, the scope of annual audits, fees to be paid to the auditors, evaluating the performance of independent auditors and accounting practices. The Audit Committee will also have such other duties, functions and powers as may be required from time to time by law and the rules of any stock exchange or quotation system on which securities of First Advantage are listed or quoted. The initial members of the Audit Committee are expected to be [                        ], [                        ] and [                        ].

Compensation Committee.    The Compensation Committee will recommend, review and oversee the salaries, benefits and option plans for employees, consultants and other individuals compensated by First Advantage. The initial members of the Compensation Committee are expected to be [                        ], [                        ] and [                        ].

Stock Option Plans

First Advantage will honor all outstanding stock options, stock appreciation rights, limited stock appreciation rights, stock purchase rights and warrants of US SEARCH outstanding prior to the mergers. See “THE MERGERS—Effect on US SEARCH Stock Options and Warrants” on page 36. First Advantage expects to implement a stock option plan for its employees and non-employee directors following the mergers. First American and US SEARCH currently intend that First Advantage, in connection with the closing of the mergers, will issue option under such plan to purchase approximately 800,000 shares of First Advantage Class A common stock to executives of the FAST division and First American who will serve as executives of First Advantage following the mergers.

OWNERSHIP OF US SEARCH COMMON STOCK

The following table sets forth certain information regarding the beneficial ownership of the common stock of US SEARCH as of January 9, 2003:

•	each stockholder who is known by US SEARCH to beneficially own more than 5% of US SEARCH’s common stock;

•	each of US SEARCH’s Chief Executive Officer and US SEARCH’s four most highly compensated executive officers;

•	each of US SEARCH’s directors; and

•	all of US SEARCH’s directors and executive officers as a group.

Unless otherwise indicated, to US SEARCH’s knowledge, all persons listed below have sole voting and investment power with respect to their shares of US SEARCH’s common stock, except to the extent authority is shared by spouses under applicable law. Beneficial ownership is determined in accordance with the rules of the SEC. Applicable percentage ownership is based on 97,018,715 shares of common stock outstanding as of January 9, 2003. In computing the number and percentage of shares beneficially owned by a person, shares of common stock subject to options issued to such person that are currently exercisable, or exercisable within 60 days of the record date are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, the addresses for each of the persons set forth below is care of US SEARCH.com Inc., 5401 Beethoven Street, Los Angeles, California 90066 Attention: Secretary.

Name of Beneficial Owner	Number	Percent
Pequot Capital Management, Inc.(1)	55,040,008	55.3%
500 Nyala Farm Road
Westport, Connecticut. 06880
The Kushner-Locke Company	6,108,080	5.2%
11601 Wilshire Boulevard, 21st Floor
Los Angeles, California 90025
Hoffman Capital Partners LLC(2)	8,043,884	8.2%
17 Hulfish Street, Suite 240
Princeton, NJ 08542
Brent N. Cohen(3)	4,984,997	4.9%
David Wachtel(4)	1,101,998	1.1%
H. Jake Mendelsohn(5)	1,109,998	1.1%
Karol Pollock(6)	392,032	*
Lawrence D. Lenihan, Jr.(1)	55,040,008	55.3%
Peter Locke(7)	143,457	*
Harry B. Chandler(8)	153,457	*
Alan C. Mendelson(9)	158,457	*
Thomas Patterson(10)	91,648	*
All executive officers and directors as a group (12 persons)	63,817,480	58.9%

*	Represents beneficial ownership of less than one percent of the common stock.

(1)
Consists of 52,529,702 shares of common stock, options to purchase 80,486 shares of common stock at a weighted average exercise price of $1.65 per share and warrants to purchase 2,429,820 shares of common stock at a weighted average initial exercise price of $0.80 per share held of record by Pequot Private Equity Fund II, L.P. Pequot Capital Management, Inc., the investment manager of Pequot Private Equity Fund II, L.P. holds voting and dispositive power of the shares held of record by Pequot Private Equity Fund II, L.P. Lawrence D. Lenihan, Jr. is a managing director of Pequot Capital Management, Inc. and may be deemed to beneficially own the securities held of record by Pequot Private Equity Fund II, L.P. Mr. Lenihan disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(2)
Consists of 305,866 shares of common stock and warrants to purchase 56,144 shares of common stock at an initial exercise price of $1.04 per share held by Candlewood Fund, LP, 2,222,773 shares of common stock and warrants to purchase 407,980 shares of common stock at an initial exercise price of $1.04 per share held by Candlewood QP Fund, L.P., and 4,268,812 shares of common stock and warrants to purchase 783,523 shares of common stock at an initial exercise price of $1.04 per share held by Candlewood Offshore Fund, L.P.

(3)	Consists of 20,000 shares of common stock and options to purchase up to 4,944,997 shares of common stock at a weighted average exercise price of $3.45 per share.
(4)	Consists of 2,000 shares of common stock and options to purchase up to 1,099,998 shares of common stock at a weighted average exercise price of $1.47 per share.
(5)	Consists of options to purchase up to 1,109,998 shares of common stock at a weighted average exercise price of $1.46 per share.
(6)	Consists of options to purchase up to 392,032 shares of common stock at a weighted average exercise price of $1.94 per share.
(7)	Consists of options to purchase up to 143,457 shares of common stock at a weighted average exercise price of $2.01 per share.
(8)	Consists of options to purchase 153,457 shares of common stock at a weighted average exercise price of $2.53 per share.
(9)	Consists of 15,000 shares of common stock and options to purchase 143,457 shares of common stock at a weighted average exercise price of $2.01 per share.
(10)	Consists of options to purchase 91,648 shares of common stock at a weighted average exercise price of $1.01 per share.

PRO FORMA OWNERSHIP OF FIRST ADVANTAGE COMMON STOCK

Class A Common Stock

The following table sets forth certain information regarding the pro forma beneficial ownership of the Class A common stock of First Advantage, immediately following consummation of the mergers, of:

•	each stockholder expected to own beneficially more than 5% of First Advantage’s Class A common stock;

•	each person who is expected to be the Chief Executive Officer and one of the four most highly compensated officers of First Advantage;

•	each person expected to be a director of First Advantage; and

•	all of the expected directors and executive officers of First Advantage as a group.

Unless otherwise indicated, to our knowledge, all persons listed below will have sole voting and investment power with respect to their shares of First Advantage’s common stock, except to the extent authority is shared by spouses under applicable law. Beneficial ownership is determined in accordance with the rules of the SEC. Applicable percentage ownership is based on 19,403,743 shares of Class A common stock and Class B common stock expected to be outstanding immediately following consummation of the mergers, subject to adjustment in accordance with the merger agreement, together with options that will be exercisable within 60 days of the expected effective date of the mergers, and assumes conversion in full of the Class B common stock into shares of Class A common stock. In computing the number and percentage of shares beneficially owned by a person, shares of Class A common stock subject to options issued to such person that are exercisable within 60 days of the expected effective date of the mergers are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. The number and percentage of shares reflected below do not take into account options to purchase approximately 800,000 shares of First Advantage Class A common stock that the parties expect First Advantage will issue to executives of the FAST division and First American who will serve as executives of First Advantage following the mergers. Unless otherwise indicated, the address for each of the persons set forth below is care of First Advantage, 805 Executive Center Drive West, Suite 300, St. Petersburg, Florida 33702, Attention: Secretary.

Name of Beneficial Owner	Number(1)	Percent
The First American Corporation(2)	15,522,994	80.0%
1 First American Way
Santa Ana, California 92707
Pequot Capital Management, Inc.(3)	2,201,599	11.3%
500 Nyala Farm Road
Westport, Connecticut 06880
Parker Kennedy(4)(5)(6)	0	*
John Long(7)	0	*
Brent Cohen	317,600	1.6%
David Wachtel	73,080	*
H. Jake Mendelsohn	73,000	*
J. David Chatham(8)	0	*
Richard Heitzmann	60,000	*
Lawrence D. Lenihan, Jr.(3)	2,201,599	11.3%
All persons expected to be directors and executive officers as a group (14 persons)(9)	2,725,999	13.6%

*	Represents beneficial ownership of less than one percent of the Class A common stock.
(1)	The actual number of shares of Class A common stock issuable pursuant to the merger agreement may be adjusted pursuant to the terms of the merger agreement.
(2)
Consists of 15,522,994 shares of Class A common stock issuable upon conversion of 15,522,994 shares of Class B common stock currently expected to be issued to First American in connection with the mergers.

(3)
Consists of 2,101,188 shares of Class A common stock, options to purchase 3,219 shares of Class A common stock and warrants to purchase 97,192 shares of Class A common stock held of record by Pequot Private Equity Fund II, L.P. Pequot Capital Management, Inc., the Investment Manager of Pequot Private Equity Fund II, L.P., holds voting and dispositive power of the shares held of record by Pequot Private Equity Fund II, L.P. Lawrence D. Lenihan, Jr. is a Managing Director of Pequot Capital Management, Inc. and may be deemed to beneficially own the securities held of record by Pequot Private Equity Fund II, L.P. Mr. Lenihan disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(4)
Mr. Kennedy beneficially holds 3,900,648 shares of First American common stock, or 5.01% of the 73,691,347 shares of First American common stock outstanding as of January 9, 2003. These holdings include 190,500 shares of First American common stock which Mr. Kennedy has the right to acquire within 60 days of January 9, 2003, 8,479 shares of First American common stock that are allocated to Mr. Kennedy’s employee stock ownership sub-account under the “ESOP” portion of First American’s 401(k) Savings Plan and 365 shares of First American common stock that are held for the benefit of Mr. Kennedy by the trustee of the First American 401(k) Savings Plan.

(5)
Of the First American shares credited to Mr. Kennedy, President of First American, 10,000 shares are owned directly and 3,285,089 shares are held by Kennedy Enterprises, L.P., a California limited partnership of which Mr. Kennedy is the sole general partner and D.P. Kennedy, Parker S. Kennedy’s father, is one of the limited partners. The limited partnership agreement pursuant to which the partnership was formed provides that the general partner has all powers of a general partner as provided in the California Uniform Limited Partnership Act, provided that the general partner is not permitted to cause the partnership to sell, exchange or hypothecate any of its shares of stock of First American without the prior written consent of all of the limited partners. Of the First American shares held by the partnership, 459,914 are allocated to the capital account of Parker S. Kennedy. The balance of the First American shares held by the partnership is allocated to the capital accounts of the other limited partners, who are family members of Mr. Kennedy. Except to the extent of his voting power of the shares allocated to the capital accounts of the limited partners, Parker S. Kennedy disclaims beneficial ownership of all shares held by the partnership other than those allocated to his own capital accounts.

(6)
In addition to the First American shares set forth in footnote (4) above, 406,215 are held in trust under First American’s pension plan as part of the diversified investment of the trust's assets. Mr. Kennedy serves on a committee of four persons, the majority of which may, under the terms of the trust agreement governing the trust, and subject to applicable law, direct the disposition of the securities held as trust assets. In accordance with California law, those shares are not voted.

(7)
Mr. Long holds 8,000 shares of First American common stock, options to purchase up to 32,998 shares of common stock of First American, 928 shares of common stock of First American that are allocated to Mr. Long’s employee stock ownership sub-account under the “ESOP” portion of First American’s 401(k) Savings Plan, and 5,738 shares of First American common stock that are held for the benefit of Mr. Long by the trustee of the First American 401(k) Savings Plan. Mr. Long’s children hold 1,500 shares of common stock of First American. Mr. Long beneficially owns less than 1% of the issued and outstanding common stock of First American.

(8)
Mr. Chatham beneficially holds 16,230 shares of common stock of First American and options to purchase up to 13,500 shares of First American common stock. Mr. Chatham beneficially owns less than 1% of the issued and outstanding shares of common stock of First American.

(9)
As a group, the directors and officer of First Advantage beneficially hold 4,182,203 shares of First American common stock, representing 5.49% of the issued and outstanding shares of common stock of First American as of January 9, 2003. These holdings include shares of First American common stock that may be acquired within 60 days of January 9, 2003.

Class B Common Stock

Immediately following consummation of the mergers, First American will beneficially own 100% of the issued and outstanding shares of Class B common stock. No person will own options to acquire shares of First Advantage Class B common stock at such time. However, under the terms of the merger agreement, First American will be entitled to receive additional shares of First Advantage Class B common stock if, after the consummation of the mergers, First Advantage is required to issue shares of First Advantage Class A common stock to settle payment obligations of US SEARCH under the agreement pursuant to which US SEARCH previously acquired Professional Screening Resources. The number of additional shares of First Advantage Class B common stock that will be issued to First American in respect of any such settlement will be equal to the lesser of 48,000 or four times the number of First Advantage Class A common shares issued to settle such obligations. In addition, if US SEARCH’s indebtedness exceeds $4.4 million at the closing of the mergers (less any cash received by US SEARCH from the exercise of US SEARCH warrants or stock options between signing the merger agreement and closing), First American will be entitled to receive additional shares of First Advantage Class B common stock. The number of additional shares of First Advantage Class B common stock that would be issuable to First American in such event will be equal to four times the amount by which US SEARCH’s indebtedness exceeds $4.4 million (less any cash received by US SEARCH from the exercise of US SEARCH warrants or stock options) divided by the average trading price of First Advantage Class A common stock over the first 10 trading days after closing.

EXPERTS

The consolidated financial statements of US SEARCH as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, included in this proxy statement/prospectus, have been included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The combined financial statements of the FAST division as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001, the financial statements of Employee Health Programs as of December 31, 2001 and 2000 and for each of the years then ended, the financial statements of Substance Abuse Management as of December 31, 2000 and for the year then ended and the financial statements of American Driving Records as of December 31, 2001 and 2000 and for each of the years then ended included in this proxy statement/prospectus have been so included in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The balance sheets and related statements of operations, owners’ equity and cash flows of SafeRent, one of the FAST division companies, for the years ended December 31, 2000 and 2001, have been included in the FAST division financial information and were audited by Arthur Andersen LLP. We have not been able to obtain, after reasonable efforts, the written consent of Andersen to our naming it in this proxy statement/prospectus as having certified the foregoing financial statements for the fiscal years ended December 31, 2000 and 2001. Accordingly, Andersen will not be liable under Section 11(a) of the Securities Act for any false or misleading statements or omissions with respect to this proxy statement/prospectus, including the financial statements that Andersen has audited.

LEGAL MATTERS

The legality of the First Advantage Class A common stock offered by this proxy statement/prospectus will be passed upon for First Advantage by its counsel, White & Case LLP, Los Angeles, California. Certain United States federal income tax consequences of the merger of Stockholm Seven Merger Corp. with and into US SEARCH will be passed upon for US SEARCH by Latham & Watkins LLP, Los Angeles, California.

FUTURE STOCKHOLDER PROPOSALS OF US SEARCH

US SEARCH anticipates that the mergers will close before the US SEARCH 2003 Annual Meeting of Stockholders. Accordingly, US SEARCH has not scheduled and does not anticipate preparing a proxy statement for the US SEARCH 2003 Annual Meeting of Stockholders. In the event US SEARCH is unable to complete the mergers in the expected time frame, it may be necessary to hold a 2003 Annual Meeting of Stockholders of US SEARCH.

In the event US SEARCH prepares a proxy statement for a 2003 Annual Meeting of Stockholders of US SEARCH, pursuant to Rule 14a-8 under the Securities Exchange Act, stockholders may present proper proposals for inclusion in US SEARCH’s proxy statement and for consideration at US SEARCH’s next annual meeting of stockholders. To be eligible for inclusion in US SEARCH’s 2003 proxy statement, your proposal must be received by US SEARCH no later than April 21, 2003 and must otherwise comply with Rule 14a-8 under the Securities Exchange Act. In addition, the US SEARCH bylaws contain an advance notice provision with respect to matters to be brought at an annual meeting of stockholders, and not included in US SEARCH’s proxy statement. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2004 annual meeting, you must comply with the procedures contained in the US SEARCH bylaws and you must notify US SEARCH in writing and such notice must be delivered to or received by the Secretary no later than April 21, 2003. While the board will consider stockholder proposals, US SEARCH reserves the right to omit from US SEARCH’s 2003 Annual Meeting proxy statement stockholder proposals that it is not required to include under the Securities Exchange Act, including Rule 14a-8 of the Securities Exchange Act.

You may write to the Secretary of US SEARCH at US SEARCH’s principal executive office, 5401 Beethoven Street, Los Angeles, California 90066, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

US SEARCH.COM INC.

CONSOLIDATED BALANCE SHEETS

	September 30, 2002	December 31, 2001
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$2,450,000	$3,148,000
Restricted cash	1,055,000	750,000
Accounts receivable, net of allowance for doubtful accounts of $72,000 as of September 30, 2002 and $24,005 as of December 31, 2001	1,924,000	696,000
Prepaids and other current assets	1,393,000	1,854,000

Total current assets	6,822,000	6,448,000
Property and equipment, net	9,052,000	9,409,000
Goodwill	10,588,000	8,648,000
Intangibles, net	2,728,000	2,960,000
Other assets	249,000	270,000

Total assets	$29,439,000	$27,735,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,594,000	$7,182,000
Accrued liabilities	1,890,000	1,930,000
PRSI acquisition obligations, current portion	528,000	902,000
Bank debt, current portion	1,185,000	1,375,000
Notes payable, current portion	50,000	3,896,000
Capital lease obligations, current portion	200,000	280,000

Total current liabilities	8,447,000	15,565,000
Bank debt, net of current portion	38,000	—
PRSI acquisition obligations, net of current portion	1,417,000	1,654,000
Capital lease obligations, net of current portion	9,000	156,000
Other non-current liabilities	5,000	5,000

Total liabilities	9,916,000	17,380,000

Commitments and contingencies (Note 6)

Stockholders’ equity:
Preferred stock $0.001 par value; 1,000,000 shares authorized, 0 and 203,113 shares issued and outstanding at September 30, 2002 and December 31, 2001 respectively	—	—
Common stock $0.001 par value; 300,000,000 shares authorized; 96,992,327 and 26,183,058 shares issued and outstanding as of September 30, 2002 and December 31, 2001, respectively	97,000	26,000
Additional paid-in capital	115,225,000	84,847,000
Accumulated deficit	(95,799,000)	(74,518,000)

Total stockholders’ equity	19,523,000	10,355,000

Total liabilities and stockholders’ equity	$29,439,000	$27,735,000

The accompanying notes are an integral part of these statements.

US SEARCH.COM INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Nine Months Ended
	September 30, 2002	September 30, 2001
Net revenue	$22,616,000	$14,464,000
Cost of services	6,713,000	3,516,000

Gross profit	15,903,000	10,948,000

Operating expenses:
Selling and marketing	8,887,000	7,703,000
Information technology	2,611,000	3,395,000
General and administrative	9,594,000	7,270,000

Total operating expenses	21,092,000	18,368,000

Loss from operations	(5,189,000)	(7,420,000)
Interest expense, net (including non-cash charges relating to warrants, beneficial conversion features, and amortization of debt issuance costs of $15,707,000 for the nine months ended September 30, 2002, and $948,000 for the nine months ended September 30, 2001)	(15,956,000)	(897,000)
Other (expense) income, net	(134,000)	26,000

Loss before income taxes	(21,279,000)	(8,291,000)
Provision for income taxes	2,000	2,000

Net loss	(21,281,000)	(8,293,000)
Deemed dividend on exchange of preferred stock	—	12,575,000
Accretion of discount on preferred stock	—	203,000
Accrued preferred stock dividends	—	200,000

Net loss attributable to common stockholders	$(21,281,000)	$(21,271,000)

Net loss per share attributable to common stockholders	$(0.46)	$(1.18)

Weighted-average shares outstanding used in per share calculation	45,809,470	17,968,189

The accompanying notes are an integral part of these statements.

US SEARCH.COM INC.

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

For the Nine Months Ended September 30, 2002
(unaudited)

	Series A-1 Preferred Stock		Common Stock		Additional Paid-In Capital	Accumulated Deficit	Total Stockholders Equity (Deficit)
	Shares	Amount	Shares	Amount
Balance, December 31, 2001	203,113	—	26,183,058	$26,000	$84,847,000	$(74,518,000)	$10,355,000
Issuance of warrants in conjunction with Bank financing	—	—	—	—	48,000	—	48,000
Issuance of warrants to vendors	—	—	—	—	180,000	—	180,000
Allocation of relative fair value to warrants issued with convertible notes payable	—	—	—	—	1,937,000	—	1,937,000
Conversion of Series A-1 preferred stock to common stock	(203,113)	—	42,107,303	42,000	(42,000)	—	—
Conversion of notes payable and accrued interest to common stock	—	—	27,864,051	28,000	14,718,000	—	14,746,000
Beneficial conversion feature on convertible notes payable	—	—	—	—	11,749,000	—	11,749,000
Adjustment to PRSI Acquisition	—	—	—	—	1,720,000	—	1,720,000
Additional stock issued in conjunction with acquisition of PRSI	—	—	651,852	1,000	(1,000)	—	—
Exercise of stock options	—	—	186,063	—	69,000	—	69,000
Net loss	—	—	—	—	—	(21,281,000)	(21,281,000)

Balance, September 30, 2002	—	—	96,992,327	$97,000	$115,225,000	$(95,799,000)	$19,523,000

The accompanying notes are an integral part of these statements.

US SEARCH.COM INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Nine Months Ended September 30,
	2002	2001
Cash flows from operating activities:
Net loss	$(21,281,000)	$(8,293,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,295,000	965,000
Non-cash interest expense and beneficial conversion feature	15,707,000	948,000
Change in assets and liabilities:
Accounts receivable	(1,228,000)	(77,000)
Prepaid and other assets	(10,000)	(77,000)
Accounts payable and accrued expenses	(2,434,000)	(460,000)

Net cash used in operating activities	(6,951,000)	(6,994,000)

Cash flows from investing activities:
Purchase of property and equipment	(1,705,000)	(3,615,000)
PRSI acquisition costs	(220,000)	—

Net cash used by investing activities	(1,925,000)	(3,615,000)

Cash flows from financing activities:
Increase in restricted cash	(305,000)	—
Repayments of third party notes payable	(586,000)	(664,000)
Repayment of PRSI acquisition obligation	(697,000)	—
Repayments of bank debt	(309,000)	—
Repayments of capital lease obligations	(227,000)	(168,000)
Proceeds from bank financing	—	1,418,000
Proceeds from notes payable, net	10,233,000	10,000,000
Debt issuance costs	—	(256,000)
Proceeds from stock option exercises	69,000	43,000

Net cash provided by financing activities	8,178,000	10,373,000

Net decrease in cash and cash equivalents	(698,000)	(236,000)
Cash at beginning of period	3,148,000	2,831,000

Cash at end of period	$2,450,000	$2,595,000

Supplemental cash flow disclosure is comprised of:
Cash paid for interest	$267,000	—
Non-cash investing and financing activities:
Conversion of notes payable to preferred stock	$—	$10,000,000
Conversion of accounts payable to notes payable	$—	$285,000
Issuance of warrants in connection with convertible notes payable	$1,937,000	$250,000
Issuance of warrants to third parties	$228,000	$1,100,000
Goodwill recorded upon the resolution of purchase price contingencies	$1,720,000	$—
Conversion of notes payable and accrued interest to common stock	$14,746,000	$—
Beneficial conversion feature on convertible notes payable	$11,749,000	$445,000

The accompanying notes are an integral part of these statements.

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

1.    Organization and Business

US SEARCH.com Inc. (the “Company”) provides individual reference services and background information about individuals. The Company was formed as a California S Corporation in 1994, and reincorporated as a Delaware corporation in April 1999. On December 28, 2001 the Company acquired all of the outstanding stock of Professional Resource Screening, Inc. (“PRSI”), which provides pre-employment screening services primarily to large corporations, including Fortune 1000 companies in the United States.

2.    Summary of Significant Accounting Policies

Basis of Presentation

These unaudited financial statements and accompanying notes prepared in accordance with instructions to Form 10-Q have been condensed and, therefore, do not contain certain information included in the Company’s annual financial statements and accompanying notes. Therefore, you should read these unaudited condensed financial statements in conjunction with the Company’s annual financial statements included in the annual report on Form 10-K.

The unaudited condensed financial statements reflect, in the opinion of management, all adjustments which are of a normal recurring nature, necessary for a fair statement of the financial position of the Company as of September 30, 2002, and the results of its operations for the nine month periods ended September 30, 2002 and 2001. Interim results are not necessarily indicative of results to be expected for a full fiscal year.

Principles of Consolidation

The financial statements include the accounts of US SEARCH.com Inc. and its wholly owned subsidiary. All material inter-company accounts and transactions have been eliminated in consolidation.

Net Loss Per Share

Basic net loss per common share is computed using the weighted average number of shares of common stock outstanding and diluted net loss per common share is computed using the weighted average number of shares of common stock and common equivalent shares outstanding. Common equivalent shares related to convertible preferred stock, convertible notes payable, stock options and warrants are excluded from the computation when their effect is anti-dilutive. As of September 30, 2002, stock options representing 19,757,470 shares of common stock and warrants representing 10,407,019 shares of common stock have been excluded from the calculation of diluted earnings per share because their inclusion would be anti-dilutive. As of September 30, 2001, stock options representing 13,237,561 shares of common stock and warrants representing 1,750,000 shares of common stock and 8,750 shares of preferred stock, have been excluded from the calculation of diluted earnings per share because their inclusion would be anti-dilutive. Also excluded at September 30, 2001 are 42,107,303 common shares that were issuable on conversion of Series A-1 convertible preferred stock.

Management’s Plans

Since inception, the Company has experienced negative cash flows from operations. The Company had a working capital deficit of $1,625,000 and an accumulated deficit of $95,799,000 as of September 30, 2002. Based on our current operating plans, management believes existing cash resources and cash forecasted by management to be generated by operations and potentially available from a renegotiated bank financing arrangement will be sufficient to meet working capital and capital requirements through at least the next twelve

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(unaudited)

months. Management’s plans to attain profitability and generate additional cash flows include, increasing revenues from enterprise and consumer services, focusing on cost reductions and operational efficiencies to be derived from further deployment of US SEARCH’s technologies, and the launch of additional products. There is no assurance that management will be successful with these plans. However, if events and circumstances occur such that US SEARCH does not meet its current operating plan as expected, and US SEARCH is unable to raise additional financing, US SEARCH may be required to reduce certain discretionary spending, which could have a material adverse effect on US SEARCH’s ability to achieve its’ intended business objectives.

Reclassifications

Certain reclassifications have been made to the 2001 financial statements to conform to the 2002 presentation.

3.    Notes Payable

In December 2001, the Company issued a $3,500,000 promissory note to Pequot Private Equity Fund II, L.P. (“Pequot”). The promissory note bore interest at a rate of eight percent (8%) per annum and, if not previously converted into common stock, was due and payable on December 20, 2002. This note and accrued interest automatically converted into 6,922,399 shares of common stock at the conversion price of $0.5292 on July 18, 2002.

In January 2002, the Company issued 8% Convertible Promissory Notes due January 17, 2003 in the aggregate principal amount of $4,600,000 and four year warrants to purchase up to an aggregate of 1,782,176 shares of common stock at an initial exercise price of $1.044 per share. These notes and accrued interest automatically converted into 9,143,182 shares of common stock at the conversion price of $0.5292 on July 18, 2002.

In March 2002, the Company issued 8% Convertible Promissory Notes due December 20, 2002 in the aggregate principal amount of $6,075,000 ($5,700,000 in proceeds net of issuance costs) and five year warrants to purchase up to an aggregate of 2,144,118 shares of our common stock at an initial exercise price of $1.044 per share. The Company also issued warrants to purchase 714,706 shares of common stock at an exercise price of $0.85 per share to the principals of the offering placement agent. These notes and accrued interest automatically converted into 11,798,470 shares of common stock on July 18, 2002.

In accordance with Accounting Principles Board Opinion No. 14 “Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants”, the relative fair value of the warrants issued in conjunction with the December, January and March notes (the “Notes”) totaled $452,000 and $730,000 and, $892,000, respectively. Warrants issued to the placement agent had a fair value of $315,000. Such amounts were being recorded as interest expense over the terms of the notes. On conversion of the notes, on July 18 2002, the remaining unamortized discount relating to these warrants and issuance costs of $1.9 million was recorded as interest expense.

In July 2002, upon the conversion of the 8% Convertible Promissory Notes with an aggregate principal amount of $14,226,000, the Company recorded as additional interest expense a non-cash charge of $11,749,000 for a beneficial conversion feature (BCF) relating to the Notes. The BCF was computed based on the difference between the effective conversion price per share and the fair value of the common stock on the commitment date, multiplied by the number of shares into which the promissory notes were convertible, limited to the amount of proceeds allocated to the notes at the commitment date.

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(unaudited)

During July 2002, the Company entered into an agreement to settle a note payable for $525,000. The settlement agreement resulted in a gain of $61,000 which was recorded in the accompanying statement of operations during the nine months ended September 30, 2002. As of September 30, 2002, the Company has repaid $300,000 of the amount due, and is obligated to repay the remaining $225,000 in monthly installments of $75,000 through December 2002.

4.    Bank Debt

On August 7, 2002, the Company entered into an agreement with Comerica Bank to amend its loan and security agreement (“Amendment Number Two”). The Comerica facility was amended to reduce the revolving credit line to $1,000,000 from $3,000,000. Amounts under the borrowing base line may be advanced based on up to 80% of eligible receivables as defined in the agreement. Borrowings under the revolving credit line are due and payable on March 26, 2003. Total borrowings under the revolving credit facility totaled $1,000,000 at September 30, 2002.

Significant financial covenants with which the Company must comply include operating performance requirements, minimum EBITDA requirements and a debt/tangible net worth ratio. Additionally, in accordance with the terms of Amendment Number Two, the amount of unrestricted cash the Company must maintain on deposit with the bank was reduced from $1,250,000 to $250,000. As of September 30, 2002, the Company must also maintain deposits of approximately $800,000 with the bank as collateral for credit card processing and a standby letter of credit. Effective April 2002, the Company placed a $750,000 deposit with the bank to collateralize an outstanding standby letter of credit. The letter of credit and the required deposit is reduced by $83,333 per month and matures on November 30, 2002. The amount of the letter of credit and the collateral deposit at October 1, 2002 was $166,000. The Company was in compliance with or had received a bank waiver of covenants at September 30, 2002.

In connection with a previous amendment to the loan and security agreement, the Company agreed to issue the bank a warrant to purchase 55,487 shares of the Company’s common stock at an exercise price of $0.85 per share. The warrant expires on March 14, 2007. As a result of the issuance of the warrant, the Company recorded a non-cash charge of $24,000, which is included in debt issuance costs for the period ended September 30, 2002.

5.    Capital Stock

During the nine months ended September 30, 2002, the Company issued to certain vendors a warrant, which matures March 5, 2007, to purchase 75,000 shares at an exercise price of $1.20 per share; and a warrant, which matures on January 3, 2005, to purchase 137,143 shares at an exercise price of $0.01 per share.

As of close of business on July 18, 2002, Pequot Private Equity Fund II, L.P., the holder of all 203,113 shares of Series A-1 Convertible Preferred Stock outstanding on that date, elected to convert all of its Series of A-1 Convertible Preferred Stock into Common Stock. The conversion price of the Series of A-1 Convertible Preferred Stock was $0.48237 per share, which resulted in the issuance of an aggregate of 42,107,303 shares of Common Stock upon conversion of the Series of A-1 Convertible Preferred Stock.

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(unaudited)

6.    Commitments And Contingencies

Strategic Alliance Commitments

The Company has several cancelable and non-cancelable distribution and marketing agreements with various Internet companies. The terms of these agreements provide for varying levels of exclusivity and minimum and maximum fees payable based on the number of banners, buttons and text links displayed on affiliate web sites. At September 30, 2002, the minimum non-cancelable payments due under these agreements are approximately $825,000 for the remainder of 2002, approximately $3,300,000 for 2003, and approximately $550,000 for 2004.

The Company has entered into an agreement with a supplier of online public records data. At September 30, 2002, the non-cancelable payments under this agreement are $207,000 due in 2002 and $690,000 due in 2003.

Legal Proceedings

On April 3, 2000, a two count trade name and service mark complaint was filed against US SEARCH in the United States District Court for the Eastern District of Virginia, styled U.S. Search, LLC v USSearch.com Inc. Civil Action No. 00-554-A. On January 26, 2001, our motion for summary judgment was granted and the court ordered that both counts of plaintiff’s complaint be dismissed with prejudice. The Plaintiff has appealed the judgment to the U.S. Court of Appeals, Fourth Circuit. The hearing on appeal was held June 6, 2002. On August 16, 2002, the Court of Appeals affirmed the grant of summary judgment in favor of the Company.

In May 2001, ChoicePoint, Inc., the successor entity to DBT Online, Inc., filed a complaint against us in Palm Beach County, Florida alleging breach of contract, fraudulent misrepresentation, unjust enrichment, quantum meruit and breach of the implied covenant of good faith and fair dealing. The Complaint sought approximately $1.5 million in damages, as well as interest and attorneys’ fees. We removed this action to the United States District Court for the Southern District of Florida. The United States District Court for the Southern District of Florida ordered the matter to arbitration. An arbitration hearing was held in April 2002 and in June 2002 the arbitration awarded us a credit of $297,671 to be deducted from invoices of $1,418,731. ChoicePoint has filed a Motion to Confirm the Arbitration Award and we have filed a Motion to Modify and correct the Arbitration Award to provide additional credits. We are awaiting the District Court’s ruling on these motions. While awaiting a ruling on the motions, we paid $100,000 of the Award during the three months ended September 30, 2002. We have approximately $979,000 accrued for this liability at September 30, 2002. The costs related to this litigation to date have been less than $100,000. As of November 1, 2002 the Company had paid a total of $300,000 towards the settlement amount, resulting in an accrued liability of approximately $779,000.

On June 25, 2002, a complaint seeking $434,000 in damages was filed against Professional Resource Screening, Inc. in Superior Court of California, County of Contra Costa, styled Wood Warren & Co. v. Professional Resource Screening, Inc., No.C02-01816, alleging breach of an oral agreement relating to investment banking services, negligent misrepresentation, promissory estoppel, equitable estoppel and quantum meruit. Although it is too early to predict the outcome of this litigation, the Company believes it has meritorious defenses to plaintiff’s claims.

The Company may from time to time become a party to various legal proceedings arising in the ordinary course of business.

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(unaudited)

7.    Unaudited Pro Forma Results of Operations for the Nine Months Ended September 30, 2001

Unaudited pro forma consolidated results of operations are presented in the table below for the nine months ended September 30, 2001. The pro forma results of operations reflect the acquisition of Professional Resource Screening, Inc., which are not reflected in the September 30, 2001 historical results, as if the acquisition was consummated as of January 1, 2001. Historical results for the nine months ended September 30, 2002, which include the results of Professional Resource Screening, Inc. for the entire period, are presented for comparability.

	Nine Months Ended September 30, 2002 Historical	Nine Months Ended September 30, 2001 Pro Forma
	(in thousands)
Net revenue	$22,616	$20,859
Net loss	(21,281)	(8,686)
Net loss attributable to common stockholders	(21,281)	(21,664)
Net loss per share attributable to common stockholders	$(0.46)	$(0.81)

These unaudited pro forma results have been prepared for comparative purposes only and include material adjustments, such as amortization of identifiable intangible assets and interest on installment obligations. The results do not purport to be indicative of the results of operations which actually would have resulted had the combination been in effect on January 1, 2001, or of future results of operations of the consolidated company.

8.    Related Party Transactions

In accordance with the Agreement and Plan of Merger, dated as of December 28, 2001, by and among the Company, Professional Resource Screening, Inc. (“PRSI”), Irwin R. Pearlstein, Cheryl Pearlstein-Enos and David Pearlstein (the “Merger Agreement”), on December 28, 2001, the Company issued 8,148,148 shares of common stock to the former shareholders of PRSI. Pursuant to the Merger Agreement on January 31, 2002 the Company issued an additional 651,852 shares of common stock to the former shareholders of PRSI.

In connection with the acquisition of PRSI, the company recorded acquisition obligations of $2,556,000, representing the present value of future installment obligations to be made to the selling shareholders. The installment obligation of $3,000,000 bears no interest, and was discounted by $444,000. During the nine month period ended September 30, 2002, the company made installment payments of $750,000 to the former shareholders of PRSI.

Lawrence D. Lenihan, Jr., a member of the Board of Directors of the Company, is Managing Director of Pequot Capital Management, the general partner of Pequot Private Equity Fund II, L.P. (“Pequot”) which beneficially holds 54.16% of our outstanding common stock.

As of the close of business on July 18, 2002, Pequot, the holder of the 203,113 shares of Series A-1 Convertible Preferred Stock, elected to convert all of its Series A-1 Convertible Preferred Stock into Common Stock. The conversion price of the Series A-1 Convertible Preferred Stock was $0.48237 per share, which resulted in the issuance of an aggregate of 42,107,303 shares of Common Stock upon conversion of the Series A-1 Convertible Preferred Stock.

On December 20, 2001, the Company sold to Pequot for $3,500,000 an 8% Convertible Promissory Note due December 20, 2002 in the principal amount of $3.5 million (the “December Note”) and a four year warrant to

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)
(unaudited)

purchase up to an aggregate of 1,117,497 shares of Common Stock at an initial exercise price of $1.044 per share (the “December Warrant”). On July 18, 2002, the December Note automatically converted into Common Stock pursuant to the terms of the December Notes. The conversion price of the notes was $0.5292 per share, which resulted in the issuance of an aggregate 6,922,399 shares of Common Stock upon conversion of the December Note and accrued interest.

Alan C. Mendelson, a director of the Company, is a partner at Latham & Watkins LLP, a law firm which provides legal services to the Company. The Company incurred legal fees of $273,000 to Latham & Watkins LLP during the nine months ended September 30, 2002. The Company incurred legal fees of $176,000 to Latham & Watkins LLP during the nine months ended September 30, 2001.

Harry B. Chandler, a director of the Company, is the Executive Vice President of Overture, Inc. (formerly Goto.com), an internet search provider which provides advertising services to the Company. During the nine month period ended September 30, 2002, the Company incurred $227,000 for fees to Overture.

9.    Goodwill

In connection with the Merger Agreement (Note 8), and as more fully described in Note 10 of Notes to the Financial Statements for the year ended December 31, 2001, the purchase price of $14,353,000 was reduced by the stock consideration that was considered to have been conditionally issued pending the outcome of a revenue contingency. The Merger Agreement provides that in the event that net revenues for PRSI for 2002 are less than $9,000,000, the selling shareholders will be required to return $500,000 plus any shortfall in revenues below $9,000,000 in cash or company stock. In accordance with SFAS 141, at December 28, 2001, the Company did not record $4,500,000 of the purchase price representing that portion of the purchase price deemed contingent. At December 31, 2001, Management estimated that achieving a revenue threshold above $5,000,000 could not be assured beyond a reasonable doubt, as specified in SFAS 141.

During the nine months ended September 30, 2002, revenues for PRSI exceeded the previously estimated $5,000,000 threshold by $1,720,000, and the Company recorded additional goodwill of $1,720,000 to recognize additional purchase price to the extent that revenue contingencies were resolved. Additional purchase consideration will be recorded in the three months ending December 31, 2002 as revenue contingencies are resolved.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of US SEARCH.com Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, of stockholders’ equity (deficit) and of cash flows present fairly, in all material respects, the financial position of US SEARCH.com Inc. and its subsidiary (the “Company”) as of December 31, 2000 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/    PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
February 15, 2002, except for the subsequent events
described in Note 16 to the financial statements as to which the dates are March 15, 2002 and April 1, 2002

US SEARCH.COM INC.

CONSOLIDATED BALANCE SHEETS

	December 31, 2000	December 31, 2001
ASSETS
Current assets:
Cash and cash equivalents	$2,831,000	$3,148,000
Restricted cash	1,200,000	750,000
Accounts receivable, less allowance for doubtful accounts of $22,000 (2000) and $24,000 (2001)	41,000	696,000
Prepaids and other current assets	1,288,000	1,854,000

Total current assets	5,360,000	6,448,000
Property and equipment, net	6,560,000	9,409,000
Goodwill	—	8,648,000
Intangible assets	—	2,960,000
Other assets	95,000	270,000

Total assets	$12,015,000	$27,735,000

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$6,342,000	$7,182,000
Accrued liabilities	1,506,000	1,930,000
PRSI acquisition obligations, current portion	—	902,000
Bank debt, current portion	—	1,375,000
Notes payable, current portion	617,000	3,896,000
Capital lease obligations, current portion	435,000	280,000

Total current liabilities	8,900,000	15,565,000
PRSI acquisition obligations	—	1,654,000
Notes payable, net of current portion	21,000	—
Capital lease obligation, net of current portion	21,000	156,000
Other non-current liabilities	5,000	5,000

Total liabilities	8,947,000	17,380,000

Commitments and contingencies (Note 12)

Mandatorily redeemable preferred stock, $0.001 par value; 100,000 and 0 shares issued and outstanding as of December 31, 2000 and 2001, respectively	6,209,000	—
Stockholders’ equity (deficit):
Preferred stock, $0.001 par value; authorized 1,000,000 shares; 0 and 203,113 issued and outstanding as of December 31, 2000 and 2001, respectively (Liquidation preference $20,311,300)	—
Common stock, $0.001 par value; authorized 150,000,000 shares; issued and outstanding 17,938,244 as of December 31, 2000 and 26,183,058 as of December 31, 2001	18,000	26,000
Additional paid-in capital	59,422,000	84,847,000
Accumulated deficit	(62,581,000)	(74,518,000)

Total stockholders’ equity (deficit)	(3,141,000)	10,355,000

Total liabilities and stockholders’ equity (deficit)	$12,015,000	$27,735,000

The accompanying notes are an integral part of these consolidated financial statements.

US SEARCH.COM INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	1999	2000	2001
Net revenues	$19,541,000	$22,363,000	$18,399,000
Cost of services	7,293,000	10,392,000	4,494,000

Gross profit	12,248,000	11,971,000	13,905,000
Operating expenses:
Selling and marketing (includes non-cash charges relating to options and warrants of $627,000 in 1999 and $1,816,000 in 2000)	22,246,000	25,890,000	10,069,000
General and administrative (includes non-cash charges relating to options of $1,442,000 in 1999)	7,929,000	12,220,000	10,016,000
Information technology	1,074,000	3,777,000	4,397,000

Total operating expenses	31,249,000	41,887,000	24,482,000

Loss from operations	(19,001,000)	(29,916,000)	(10,577,000)
Interest expense (includes non-cash charges relating to beneficial conversion features of $4,639,000 in 1999 and $445,000 in 2001)	(5,003,000)	(108,000)	(802,000)
Interest income	719,000	663,000	167,000
Amortization of debt issue costs	(3,096,000)	—	(720,000)
Other income, net	5,000	—	—

Loss before income taxes	(26,376,000)	(29,361,000)	(11,932,000)
Provision for income taxes	1,000	1,000	5,000

Net loss	(26,377,000)	(29,362,000)	(11,937,000)
Beneficial conversion feature on preferred stock	—	(1,029,000)	—
Deemed dividend on exchange of preferred stock	—	—	(12,575,000)
Accretion of discount on preferred stock	—	(156,000)	(203,000)
Accrued preferred stock dividends	—	(142,000)	(200,000)

Net loss attributable to common stockholders before cumulative effect of accounting change	(26,377,000)	(30,689,000)	(24,915,000)
Cumulative effect of accounting change on beneficial conversion feature on preferred stock	—	(3,754,000)

Net loss attributable to common stockholders	$(26,377,000)	$(34,443,000)	$(24,915,000)

Basic and diluted net loss per share:
Net loss per share attributable to common stockholders before cumulative effect of accounting change	$(1.94)	$(1.72)	$(1.38)
Cumulative effect of accounting change on beneficial conversion feature on preferred stock	—	(0.21)	—

Net loss per share attributable to common stockholders	$(1.94)	$(1.93)	$(1.38)

Weighted-average shares outstanding used in per share calculation	13,612,000	17,836,000	18,054,000

The accompanying notes are an integral part of these consolidated financial statements.

US SEARCH.COM INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

	Series A-1 Preferred Stock		Common Stock		Additional Paid-In Capital	Unearned Deferred Compensation	Accumulated Deficit	Total Stockholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount
Balance, December 31, 1998			9,067,820	$15,000	$(922,000)	—	$(6,842,000)	$(7,749,000)
Unearned compensation related to stock options			—	—	3,225,000	$(3,225,000)	—	—
Amortization of unearned compensation			—	—	—	2,099,000	—	2,099,000
Issuance of warrants with convertible subordinated note			—		2,546,000	—	—	2,546,000
Beneficial conversion feature on convertible subordinated note			—	—	4,639,000	—	—	4,639,000
Conversion of $5,500,000 convertible subordinated note			2,493,651	2,000	5,498,000	—	—	5,500,000
Exercise of warrants			1,360,173	1,000	2,751,000	—	—	2,752,000
Initial public offering of common stock			4,500,000	5,000	36,104,000	—	—	36,109,000
Reincorporation into Delaware and change in par value of common stock			—	(6,000)	6,000	—	—	—
Forfeiture of stock options			—	—	(57,000)	27,000	—	(30,000)
Net loss			—	—	—	—	(26,377,000)	(26,377,000)

Balance, December 31, 1999			17,421,644	17,000	53,790,000	(1,099,000)	(33,219,000)	19,489,000
Amortization of unearned compensation			—	—	—	418,000	—	418,000
Issuance of warrants to third parties			—	—	2,179,000	—	—	2,179,000
Accretion of discount on preferred stock			—	—	(156,000)	—	—	(156,000)
Accrued preferred dividends				—	(142,000)	—	—	(142,000)
Forfeiture of stock options			—	—	(1,622,000)	681,000	—	(941,000)
Amendment of terms of stock options to former employee			—	—	220,000	—	—	220,000
Allocation of relative fair value to warrants issued with Series A preferred stock			—	—	3,552,000	—	—	3,552,000
Exercise of stock options			516,600	1,000	1,601,000	—	—	1,602,000
Net loss			—	—	—	—	(29,362,000)	(29,362,000)

Balance, December 31, 2000			17,938,244	18,000	59,422,000		(62,581,000)	(3,141,000)
Modification of employee stock options			—	—	68,000	—	—	68,000
Issuance of warrants in conjunction with bank financing			—	—	1,189,000	—	—	1,189,000
Issuance of warrants to vendors			—	—	216,000	—	—	216,000
Allocation of relative fair value to warrants issued with notes payable	—	—	—	—	250,000	—	—	250,000
Conversion of notes payable and accrued interest to Series A-1 preferred stock	103,113	—	—	—	10,311,000	—	—	10,311,000
Exchange of Series A preferred stock and cancellation of warrant for Series A-1 preferred stock	100,000	—	—	—	18,935,000	—	—	18,935,000
Deemed dividend on exchange of preferred stock	—	—	—	—	(12,575,000)	—	—	(12,575,000)
Accretion of preferred dividends and discount to preferred stock			—	—	(403,000)	—	—	(403,000)
Beneficial conversion feature on convertible notes payable			—	—	445,000	—	—	445,000
Allocation of relative fair value to warrants issued with convertible notes payable			—	—	452,000	—	—	452,000
Stock issued in conjunction with acquisition of PRSI			8,148,148	8,000	6,492,000	—	—	6,500,000
Exercise of stock options			96,666		45,000	—	—	45,000
Net loss			—	—	—	—	(11,937,000)	(11,937,000)

Balance, December 31, 2001	203,113	$—	26,183,058	$26,000	$84,847,000	$—	$(74,518,000)	$10,355,000

US SEARCH.COM INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	1999	2000	2001
Cash flows from operating activities:
Net loss	$(26,377,000)	$(29,362,000)	$(11,937,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	195,000	903,000	1,468,000
Provision for doubtful accounts	190,000	81,000	24,000
Loss on disposal of property and equipment	—	149,000	—
Compensation charge for modification of options	—	—	68,000
Charge for warrants issued to third parties	—	2,179,000	12,000
Charge for warrants and beneficial conversion feature issued to majority stockholder	4,639,000	—	445,000
Amortization (credit) of unearned compensation	2,069,000	(303,000)	—
Amortization of debt issue costs	2,546,000	—	720,000
Related-party charges	—	—	161,000
Change in assets and liabilities:
Accounts receivable	(238,000)	9,000	(86,000)
Accounts payable	1,717,000	1,875,000	420,000
Accrued liabilities	53,000	883,000	(170,000)
Prepaid expenses	(3,602,000)	2,320,000	99,000
Other assets	(311,000)	205,000	(95,000)

Net cash used in operating activities	(19,119,000)	(21,061,000)	(8,871,000)

Cash flows from investing activities:
Additions to property and equipment	(2,042,000)	(4,798,000)	(3,740,000)
Cash payments to PRSI	—	—	(470,000)

Net cash used in investing activities	(2,042,000)	(4,798,000)	(4,210,000)

Cash flows from financing activities:
Increase (decrease) in restricted cash	(2,000,000)	800,000	450,000
Proceeds from line of credit	—	—	1,418,000
Repayments of lines of credit	(372,000)	—	(600,000)
Repayments of third party notes payable	(922,000)	(373,000)	(805,000)
Advances from related parties	200,000	—	—
Repayments to related parties	(1,582,000)	—	—
Repayments of capital lease obligations	(41,000)	(184,000)	(354,000)
Proceeds of related-party convertible notes	4,300,000	—	13,500,000
Proceeds from exercise of warrants	2,752,000	—	—
Proceeds from initial public offering	36,109,000	—	—
Issuance costs relating to preferred stock	—	—	(256,000)
Proceeds from sale of Series A convertible preferred stock, net of issuance costs of $537,000	—	9,463,000	—
Proceeds from exercise of stock options	—	1,602,000	45,000

Net cash provided by financing activities	38,444,000	11,308,000	13,398,000

Net increase (decrease) in cash and cash equivalents	17,283,000	(14,551,000)	317,000
Cash at beginning of period	99,000	17,382,000	2,831,000

Cash at end of period	$17,382,000	$2,831,000	$3,148,000

The accompanying notes are an integral part of these consolidated financial statements.

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    Organization and Business

US SEARCH.com Inc. (the “Company”) provides individual reference services and background information about individuals. The Company was formed as a California S Corporation in 1994, and reincorporated as a Delaware corporation in April 1999. On December 28, 2001 the Company acquired all of the outstanding stock of Professional Resource Screening, Inc. (“PRSI”), which provides pre-employment screening services primarily to Fortune 500 companies in the United States.

2.    Management’s Plans

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred net losses of $26.4 million in 1999, $29.4 million in 2000 and $11.9 million in 2001 and has used cash in operations of $19.1 million in 1999, $21.1 million in 2000 and $8.9 million in 2001. At December 31, 2001, the Company has cash and cash equivalents of $3.1 million, a working capital deficiency of $9.1 million, an accumulated deficit of $74.5 million and stockholders’ equity of $10.4 million.

In January 2002, the Company issued 8% Convertible Promissory Notes due January 17, 2003 in the aggregate amount of $4.6 million. In March 2002, the Company issued 8% Convertible Promissory Notes due December 20, 2002 in the aggregate principal amount of $6.1 million with net proceeds of $5.7 million. The Company recently filed a registration statement on Form S-3 to register the common shares underlying the Convertible Promissory Notes from the December 2001, January 2002 and March 2002 financings. These notes automatically convert into common stock upon receipt of approval of the Company’s stockholders of the issuance of the shares of common stock underlying the notes. It is management’s belief that conversion will occur prior to maturity of the Notes.

On April 1, 2002, the Company amended its loan and security agreement with the bank to increase its revolving credit limit (see Note 16).

Based on the Company’s current operating plans, management believes existing cash resources, including the proceeds from the Convertible Notes, cash forecasted by management to be generated by operations and proceeds from the April 2002 bank financing arrangement will be sufficient to meet working capital and capital requirements through December 31, 2002. Also, management’s plans to attain profitability and generate additional cash flows include, increasing revenues from enterprise and consumer services, focus on cost reductions and operational efficiencies to be derived from further deployment of the Company’s technologies, and the launch of additional products. There is no assurance that management will be successful with these plans. However, if events and circumstances occur such that the Company does not meet its current operating plan as expected, and the Company is unable to raise additional financing, the Company may be required to reduce certain discretionary spending, which could have a material adverse effect on the Company’s ability to achieve its intended business objectives.

3.    Summary of Significant Accounting Policies

Principles of Consolidation

The financial statements include the accounts of US SEARCH.com Inc. and its wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Restricted Cash

At December 31, 2001 the Company had $750,000 in restricted cash principally related to deposits pledged as collateral in conjunction with the Company’s credit facility with the bank. At December 31, 2000 the Company had $1.2 million in restricted cash principally related to deposits pledged as collateral on an outstanding letter of credit issued to the lessor under the lease of the Company’s office space.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method based upon the estimated useful lives of the assets. Leasehold improvements and equipment under capital leases are amortized over the shorter of the estimated useful life or the life of the lease. Depreciation and amortization periods by asset category are as follows:

Computer and office equipment and software	3-10 years

Furniture and fixtures	7 years

Leasehold improvements	Shorter of useful life or lease term

Equipment under capital leases	Shorter of useful life or lease term

Maintenance and repairs are charged to expense as incurred while renewals and improvements are capitalized. Upon the sale or retirement of property and equipment, the accounts are relieved of the cost and the related accumulated depreciation, with any resulting gain or loss included in the Statement of Operations.

Software Developed For Internal Use

The Company capitalizes costs of software, consulting services, hardware and payroll related costs incurred to purchase and develop internal-use software relating primarily to the Company’s Web site. The Company expenses costs incurred during the preliminary project assessment, research and development, reengineering, training and application maintenance phases. As of December 31, 2000 and 2001, the Company had capitalized internal-use software totaling $1,140,000 and $3,780,000, respectively. As of December 31, 2000 and 2001, accumulated depreciation on internal-use software was $10,000 and $430,000, respectively. For the years ended December 31, 1999, 2000 and 2001, the Company recorded amortization on internal-use software of $0, $10,000 and $420,000, respectively. The Company expensed $4,397,000, $3,777,000 and $1,074,000 of Web site development costs in 2001, 2000 and 1999 respectively.

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Long-Lived Assets

The Company identifies and records impairment losses on long-lived assets when events and circumstances indicate that such assets might be impaired. To date, no such impairment has been recorded.

Fair Value of Financial Instruments

The estimated fair value of accounts receivable, accounts payable, accrued liabilities and notes payable approximate cost because of the short-term maturity of these instruments.

Net Loss Per Common Share

Basic net loss per common share is computed using the weighted-average number of shares of common stock and diluted net loss per common share is computed using the weighted average number of shares of common stock and common equivalent shares outstanding. Common equivalent shares related to convertible preferred stock, stock options and warrants are excluded from the computation when their effect is anti-dilutive.

Excluded from the computation of earnings per share for the year ended December 31, 2001 are stock options representing 17,011,903 shares of common stock, and warrants representing 5,132,013 shares of common stock. Also excluded are 42,107,303 shares issuable upon conversion of Series A-1 preferred stock. The above items have been excluded, as their inclusion would be anti-dilutive. As of December 31, 2000, 5,882,353 shares issuable on the conversion of Series A Preferred Stock are excluded from diluted earnings per share because their effect is antidilutive. As of December 31, 2000, stock options representing 8,089,958 shares of common stock and warrants representing 1,750,000 shares of common stock and 75,000 shares of Series A Preferred Stock have been excluded from the computation of diluted earnings per share because their inclusion would have been antidilutive. As of December 31, 1999, stock options representing 1,669,873 shares of common stock are excluded from the computation of diluted earnings per share because their inclusion would have been anti-dilutive.

Comprehensive Income

Statement of Financial Accounting Standards (“SFAS”) No. 130, “Reporting Comprehensive Income” establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. Comprehensive income generally represents all changes in stockholders’ equity (deficit) during the period except those resulting from investments by, or distributions to, stockholders. The Company has no other comprehensive income items and accordingly net income (loss) equals comprehensive income (loss).

Stock-Based Compensation

The Company accounts for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board (“APB”) No. 25, “Accounting for Stock Issued to Employees,” and complies with the disclosure requirements of SFAS No. 123, “Accounting for Stock-Based Compensation.” Under APB No. 25, compensation cost, if any, is recognized over the respective vesting period based on the difference on the date of grant, between the fair value of the Company’s common stock and the grant price.

The Company accounts for stock-based awards to non-employees in accordance with SFAS No. 123 and EITF 96-18. An expense is recognized for common stock, warrants, or stock options issued for services rendered by non-employees based on the estimated fair value of the security exchanged.

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Segment Reporting

The Company determines and discloses its segments in accordance with SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” which uses a “management” approach for determining segments. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of the Company’s reportable segments. SFAS No. 131 also requires disclosures about products or services, geographic areas, and major customers. The Company’s management reporting structure provided for only one segment in 1999, 2000 and 2001 and accordingly, no separate segment information is presented. In addition, the Company operates only in the United States and no single customer accounts for more than 10% of revenues for all periods presented.

Income Taxes

The Company utilizes the liability method of accounting for income taxes. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and the tax bases of assets and liabilities using enacted tax rates in effect for the period in which the differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

Revenue Recognition

The Company generates revenues by performing various information search services for customers. Revenue is recognized when the results of the search services are delivered to clients and after credit card authorization is obtained. The Company provides for estimated losses resulting from refunds and chargebacks resulting from disputes and complaints. The Company accrues for such estimated losses and classifies refunds as a reduction of revenues and chargebacks as a bad debt. The Company provides for estimated losses at the time of sale based on historical data that reflects known trends in the Company’s actual experience with chargebacks under the Company’s Merchant Card Agreements.

PRSI generates revenues by performing various background and pre-employment screening services for customers. PRSI’s services include reference checks, drug testing, credit checks, pre-employment and background checks through the use of publicly available information. Revenue is recognized upon the delivery of the results of the background and pre-employment checks, by mail, fax, and/or online, to the customer’s final site and the completion of related PRSI obligations, if any, provided that persuasive evidence of an arrangement exists, the fee is fixed and determinable and collectability is deemed probable.

Advertising Costs

Advertising production costs are expensed the first time the advertisement is run. Media costs are expensed in the month the advertising appears. Advertising expense was $19,837,000 for 1999, $21,836,000 for 2000 (including a non-cash charge of $2,179,000 related to warrants granted in connection with the restructuring of an on-line advertising agreement), and $5,723,000 for 2001.

Recent Accounting Pronouncements

In June 2001, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (SFAS) No. 141, “Business Combinations”. SFAS 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method. The Company has accounted for the acquisition of PRSI (see Note 10) in accordance with SFAS No. 141.

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

In June 2001, the FASB issued SFAS No. 142, “Goodwill and Other Intangible Assets”, which became effective January 1, 2002. SFAS 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for purposes of assessing potential future impairments of goodwill. SFAS 142 also requires companies to complete a transitional goodwill impairment assessment. In conjunction with the December 28, 2001 acquisition of PRSI, the Company recorded $2,960,000 of intangibles and $8,648,000 in goodwill (Note 10). The Company is expected to perform an initial review of goodwill in 2002 and an annual impairment review thereafter. The Company does not anticipate that it will be required to record an impairment charge upon completion of the initial impairment review.

In August 2001, the FASB issued SFAS 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinuance of operations. SFAS 144 superseded Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets for Long-Lived Assets to Be Disposed of and APB Opinion No. 30, Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. The provisions of SFAS 144 are effective in fiscal years beginning after December 15, 2001, with early adoption permitted and, in general, are to be applied prospectively. The Company does not believe the adoption of SFAS 144 will have a significant impact on its financial statements.

Reclassifications

Certain reclassifications have been made to prior years to conform with current year presentation.

4.    Concentrations of Risk

Credit Risk

Financial instruments which subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and trade accounts receivable. The Company maintains cash and cash equivalents with various domestic financial institutions. The Company performs periodic evaluations of the relative credit standing of these institutions. From time to time, the Company’s cash balances with any one financial institution may exceed Federal Deposit Insurance Corporation (FDIC) insurance limits.

The Company’s customers are concentrated in the United States. The Company extends different levels of credit to customers, does not require collateral, and maintains reserves based upon the expected collectability of accounts receivable. The financial loss, should a customer be unable to meet its obligation to the Company, would be equal to the recorded accounts receivable. As of December 31, 2001 and 2000 no customer represented 10% or more of gross accounts receivable. For the years ended December 31, 1999, 2000, and 2001, no single customer exceeded 10% of net revenues of the Company.

Business Risk

The Company provides services to its customers using internal and external computer systems. Operations are susceptible to varying degrees of physical and electronic security as well as varying levels of internal support. A disruption in security or internal support could cause a delay in the Company’s performance of services that would adversely affect operating results.

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The Company is dependent on a limited number of third party database and other information suppliers. If one or more of the Company’s suppliers terminates our existing agreements, the Company might not be able to obtain new agreements with third party suppliers on terms favorable to the Company or at all, which would adversely affect operating results.

5.    Prepaids and Other Current Assets

Prepaids and other current assets are comprised of the following:

	December 31,
	2000	2001
Debt issuance costs, net of accumulated amortization of $367,000	$—	$733,000
Prepaid insurance	82,000	255,000
Prepaid maintenance services	325,000	333,000
Prepaid advertising	573,000	250,000
Other	308,000	283,000

Total	$1,288,000	$1,854,000

6.    Property and Equipment

Property and equipment is comprised of the following:

	December 31,
	2000	2001
Computer and office equipment and software	$6,295,000	$10,510,000
Furniture and fixtures	320,000	359,000
Leasehold improvements	940,000	1,002,000

	$7,555,000	11,871,000
Less: accumulated depreciation, including capital lease amortization of $224,000 (2000) and $790,000 (2001)	995,000	2,462,000

Property and equipment, net	$6,560,000	$9,409,000

Included in property and equipment is equipment purchases under capital leases totaling $1,066,000 in 2000 and $1,733,000 in 2001, respectively. Depreciation expense totaled $195,000, $903,000 and $1,468,000 for 1999, 2000 and 2001, respectively.

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

7.    Accrued Liabilities

Accrued liabilities are comprised of the following:

	December 31,
	2000	2001
Sales and payroll taxes	$58,000	$57,000
Accrued vacation and payroll	830,000	914,000
Accrued professional fees	90,000	43,000
Severance	—	198,000
Employee-related litigation	—	100,000
Other accrued expenses	528,000	618,000

	$1,506,000	$1,930,000

8.    Notes Payable

As of December 31, 2000 and 2001, notes payable comprised of the following:

	December 31,
	2000	2001
Convertible notes payable to Pequot Private Equity Fund II, L.P.(1)	$—	$
Convertible notes payable to Pequot Private Equity Fund II, L.P.(2)	—		3,031,000
Other convertible notes payable	—		100,000
Loan payable to former stockholder/executive of the Company, due in monthly installments through July 2001, non-interest bearing	17,000		—
Notes payable to various individuals bearing interest at 10% per annum and repayable in full on demand	—		50,000
Note payable to vendor net of discount of $74,000. The note bears interest at a rate of prime +1% (5.75% at December 31, 2001). Note is payable in monthly installments of $100,000 beginning July 2002.(3)	—		500,000
Vendor financing notes payable	—		215,000
Trade note payable, payable through 2002, bearing interest at 10% per annum, quarterly principal payments of $150,000	621,000		—

Total Notes Payable	638,000		3,896,000
Less current portion	617,000		3,896,000

Notes payable, net of current portion	$21,000		$—

(1)
February 2001 and March 2001, Pequot Private Equity Fund II, L.P. (“Pequot”) advanced the Company an aggregate of $10,000,000 from the issuance of $10,150,000 of promissory notes that were convertible into Series A-1 Convertible Preferred Stock. The promissory notes bore interest at a rate of seven percent (7%) per annum, and, if not previously converted into Series A-1 Preferred Stock, were due and payable on April 1, 2002. On June 5, 2001, the promissory notes and accrued interest and a previously issued Series A Preferred Stock were converted to 203,113 shares of Series A-1 Preferred Stock with a conversion price of $0.48237 per common share. The Company recorded as additional interest expense a non-cash charge of $445,000 for a contingent beneficial conversion feature (“BCF”) relating to the March 2001 note. The BCF was computed based on the difference between the effective conversion price per share and the fair value of the common stock on the commitment date of the March 30, 2001 note, multiplied by the most beneficial

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

number of shares into which the promissory note was convertible. To induce Pequot to advance the purchase price of the Series A-1 Convertible Preferred Stock in the form of the promissory notes, the Company agreed to issue to Pequot a warrant to purchase up to 5,000 shares of the Series A-1 Convertible Preferred Stock at an initial purchase price of $100 per share. In accordance with Accounting Principles Board Opinion No. 14 “Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants”, the relative fair value of the warrants of $250,000 was recorded as additional debt issuance costs in the second quarter of 2001.

(2)
In December 2001, the Company issued a $3,500,000 promissory note to Pequot. The promissory note bears interest at a rate of eight percent (8%) per annum and, if not previously converted into common stock, is due and payable on December 20, 2002. The note is convertible on approval by the shareholders of the Company or waiver of shareholder approval by the NASD. The conversion price is the lower of (a) $0.783 or (b) 90% of the 10-day average closing bid price of the Company’s common stock prior to the earlier of the date the Company receives (x) approval from its stockholders or (y) the approval of the Nasdaq National Market for the transaction. The holders have the right to convert at a lower conversion price in the event that the Company issues securities at a lower share price. The Company may record a beneficial conversion feature as an additional charge to interest expense, in the event that the note becomes convertible. In connection with this note, the Company issued to Pequot a warrant to purchase 1,340,996 (1,117,497 as of December 31, 2001) shares of common stock at an exercise price of $1.044 per share. The warrants expire on December 20, 2005. In accordance with Accounting Principles Board Opinion No. 14 “Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants”, the relative fair value of the warrants of $452,000 is being recorded as additional interest expense over the term of the note. As of December 31, 2001, the Company has amortized approximately $14,000 as debt issuance costs. The Company has recorded legal expenses of the offering of approximately $40,000 as a discount to the note.

(3)
In the event that the Company closes a financing, as defined, in excess of $10,000,000, the then outstanding balance becomes due within 90 days after the financing. In connection with the renegotiation of this debt, the Company issued a ten year warrant to purchase 80,000 shares of common stock at an exercise price of $0.01 per share. The Company has recorded the fair value of the warrants of $74,000 as a discount to the note payable.

9.    Bank Debt

In September 2001, the Company entered into a loan and security agreement (“Loan Agreement”) with a bank for a $3.0 million credit facility. The facility consists of a revolving credit line totaling $2,000,000 with a $1,000,000 letter of credit sublimit and an equipment line totaling $1,000,000. Up to 30% of the equipment line may be used for the purchase of software. Borrowings under the revolving credit line bear interest at the prime rate plus 2.5% (7.25% at December 31, 2001) and are due and payable on September 11, 2002. Principal payments under the equipment line are due in equal monthly installments for hardware advances and in 18 equal installments for software advances and bear interest at the rate of prime rate plus 2.75% (7.5% at December 31, 2001). The credit facility is collateralized by all of the personal property of the Company, tangible and intangible.

In connection with the Loan Agreement, the Company issued the bank a warrant to purchase 3,750 shares of the Company’s Series A-1 Convertible Preferred Stock with an exercise price of $100 per share. The series A-1 Convertible Preferred Stock is convertible into 777,412 shares of the Company’s common stock at a price of $0.48237 per share. As a result of the issuance of the warrant, the Company has recorded non-cash debt issuance costs in the amount of $1.1 million which are being amortized over the life of the facility. Debt issuance costs are included in other current assets in the accompanying balance sheet. As of December 31, 2001, the Company has amortized $367,000 of the debt issuance costs.

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

At December 31, 2001, $1,375,000 was outstanding under the Loan Agreement. In October 2001 the Company issued a standby letter of credit under the facility on behalf of its landlord for $1,000,000, releasing $1,000,000 from restricted cash. The amount of the letter of credit automatically reduces by $83,333 per month beginning in January 2002. As of March 2002, the standby letter of credit was reduced to $750,000.

The credit facility contains a number of significant financial covenants including minimum liquidity, operating performance, EBITDA variance and monthly cash burn with which the Company must comply. Beginning in September 2001, the Company was not in compliance with certain of these financial covenants. On December 24, 2001, the Company entered into a Forbearance Agreement with the bank due to its failure to comply with certain financial covenants under the terms of the agreement. The bank agreed to suspend the financial covenant compliance requirement and forbear from exercising its rights and remedies under the loan agreement, including termination of the loan agreement, until February 28, 2002.

In connection with the forbearance agreement, the Company issued the bank a warrant to purchase 121,328 shares of the Company’s common stock with an exercise price of $0.783 per share. As a result of the issuance of the warrant, the Company recorded a non-cash charge of $89,000, which is included in debt issuance costs for 2001. In April 2002, the Company amended its loan and security agreement (see Note 16).

10.    Acquisition of Professional Resource Screening, Inc.

On December 28, 2001, the Company acquired 100% of the securities of PRSI. PRSI is a privately held background screening company which serves more than 200 customers. The acquisition has been accounted for under the purchase method of accounting. The purchase price of $14,353,000 consists of the present value of future installment obligations to be made to the selling shareholders, common stock and advances made to PRSI. In connection with the Merger Agreement (the “Merger Agreement”), the Company will make installment payments totaling $3,000,000. The installment obligations of $3,000,000 bear no interest, have been discounted by $444,000, and mature as follows:

Years Ending December 31,
2002	$930,000
2003	550,000
2004	1,520,000

Total	3,000,000
Less amount representing interest	(444,000)

2,556,000
Less current portion	902,000

Non-current portion	$1,654,000

Installment obligations of $1,520,000 may be accelerated in the event of PRSI achieving certain profitability and cash flow milestones.

The Merger Agreement also provides for an earnout whereby the selling shareholders of PRSI may be eligible for up to $1,500,000 in additional consideration after meeting certain profitability and revenue targets over the next three fiscal years.

In accordance with the Merger Agreement, on December 28, 2001, the Company issued 8,148,148 shares of common stock to the selling shareholders. The Company was also required to issue additional stock

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

consideration on January 30, 2002, in the event that the share price of US SEARCH was below $1.35. On January 31, 2002, the Company issued an additional 651,852 shares of common stock. The fair value of the stock consideration of $11,000,000 was determined in accordance with EITF 97-15 “Accounting for Contingency Arrangements Based on Security Prices in a Purchase Business Combination” based on an amount equal to the lower of the target value of $11,000,000 and the maximum number of shares that could have been issued multiplied by the fair value per share at the date of acquisition. A total of 2,050,587 of the 8,148,148 shares issued on December 28, 2001, and all of the 651,852 shares issued on January 31, 2002 were placed into escrow pending finalization of the revenue contingency discussed below.

The purchase price of $14,353,000 has been reduced by the portion of the stock consideration that is considered to have been conditionally issued pending the outcome of a revenue contingency. In the event that net revenues for PRSI for 2002 are less than $9,000,000, the selling shareholders will be required to return $500,000 plus any shortfall in revenues below $9,000,000 in cash or company stock. In accordance with SFAS 141, the Company has not recorded $4,500,000 of the purchase price representing that portion of the purchase price which is deemed contingent. Management has determined that achieving a revenue threshold above $5,000,000 cannot be determined beyond a reasonable doubt as specified in SFAS 141. To the extent that the revenues of PRSI exceed $5,000,000, the Company will record additional goodwill. No goodwill from the acquisition of PRSI is deductible for tax purposes. The purchase price was determined as follows:

Fair value of US Search common stock	$11,000,000
Installment payments (principal of $3,000,000 less imputed interest of $444,000)	2,556,000
Cash advances from US Search to PRSI in the form of notes payable	470,000
Acquisition-related costs	327,000

Purchase price	14,353,000
Less, contingent portion of purchase consideration	(4,500,000)

Net purchase price recorded at closing	$9,853,000

The fair value of assets and liabilities assumed was as follows:

Current assets	$664,000
Property and equipment	577,000
Other assets	80,000
Current liabilities	(2,920,000)
Non-current liabilities	(156,000)
Intangible assets	2,960,000
Goodwill	8,648,000

Net purchase price	$9,853,000

Identifiable intangible assets are comprised of customer lists of $2,900,000 and a covenant not to compete of $60,000, which are being amortized on a straight-line basis over a 10 and 3-year period, respectively. The expected aggregate amortization of intangible assets is $310,000 (2002), $310,000 (2003), $310,000 (2004), $290,000 (2005), $290,000 (2006) and $1,450,000 thereafter.

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The results of operations of PRSI have been included in the Company’s consolidated results from the acquisition date, which for administrative purposes is as of December 31, 2001. The following unaudited pro forma information presents a summary of the consolidated results of the Company and PRSI had the acquisition occurred on January 1, 2000:

	2000	2001
	In Thousands
Net revenues	$32,212	$26,382
Net loss	$(29,397)	$(12,910)
Net loss attributable to common stockholders	$(34,478)	$(25,888)
Loss per share attributable to common stockholders	$(1.29)	$(0.96)

These unaudited pro forma results have been prepared for comparative purposes only and include material adjustments, such as amortization of identifiable intangible assets and interest on installment obligations. The results do not purport to be indicative of the results of operations which actually would have resulted had the combination been in effect on January 1, 2000, or of future results of operations of the consolidated company.

11.    Related-Party Transactions

In January 1999, Kushner-Locke agreed to provide a credit facility up to $5,500,000 of bridge financing to the Company in the form of a convertible subordinated note (“Note”) bearing interest at 10% per annum. The Note was convertible, at the option of Kushner-Locke, into 2,493,651 shares of common stock at the rate of one share of common stock per $2.21 of principal and /or accrued and unpaid interest. The Note included a 10% origination fee totaling $550,000 payable to Kushner-Locke for providing the credit facility. The origination fee was amortized on a straight-line basis over the first six months of 1999. Notes payable on demand to Kushner-Locke of $1,200,000 outstanding as of December 31, 1998 were converted to the Note in January 1999. The Note had a beneficial conversion feature (“BCF”) since it was convertible at a discount to the deemed fair value of the common stock. Since conversion was at the option of the holder at any time prior to maturity, the value assigned to the BCF was immediately recorded as interest expense at the date of each borrowing. The BCF was calculated using the intrinsic value methodology based on the difference between the deemed fair value of the underlying common stock and the conversion price on the Note of $2.21. The value assigned to the BCF was limited to the amount of each borrowing. For the year ended December 31, 1999, the Company recorded $4,639,000 as additional interest expense related to the BCF. In June 1999, the note was converted into 2,493,651 shares of common stock.

In connection with the Notes, the Company granted Kushner-Locke warrants to purchase (i) 453,391 shares of common stock at an exercise price of $2.76 per share and (ii) 453,391 shares of common stock at an exercise price of $3.31 per share. The deemed fair value of the warrants of $2,546,000 was recorded as additional debt issue costs in the year ended December 31, 1999. In June 1999, these warrants and warrants issued to Kushner-Locke in September 1998 representing an additional 453,391 shares were exercised. The Company received proceeds from the exercise of approximately $2,752,000.

12.    Commitments and Contingencies

Operating and Capital Lease Commitments

The Company leases its Los Angeles, California headquarters under an operating lease that expires November 30, 2004, if not renewed. The Company has an option to renew the lease for a term of 60 months. The Company also leases office space in Northern California, where PRSI is located. The lease expires October 31,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

2005. The Company has operating lease agreements for other office equipment. The Company also has entered into capital lease agreements for their telephone system and other office and computer equipment.

Rent expense pertaining to all operating leases for the years ended December 31, 1999, 2000, and 2001 was approximately $297,000, $937,000, and $1,050,000 respectively.

The future minimum lease payments under capital leases and noncancellable operating leases at December 31, 2001, are as follows:

Years Ending December 31,	Capital Leases	Operating Leases
2002	$315,000	$1,508,000
2003	139,000	1,539,000
2004	25,000	1,467,000
2005	4,000	425,000
2006	—	38,000

Total minimum obligations	483,000	$4,977,000

Less interest	(47,000)

Present value of minimum obligations	436,000
Less current portion	280,000

Non-current obligations at December 31, 2001	$156,000

Employment Agreements

The Company has entered into employment agreements with certain key management. The agreements provide for base salaries ranging from $100,000 to $400,000, eligibility for options, performance bonuses and severance payments. In the year ended December 31, 2001, in connection with the termination of a key executive, the Company modified the terms of an option agreement. In connection with the modification, the Company recorded a non-cash charge of $68,000 in the accompanying statement of operations.

Strategic Alliance Commitments

The Company has several cancelable and non-cancelable distribution and marketing agreements with various Internet companies. Terms of these agreements provide for varying levels of exclusivity and minimum and maximum fees payable based on the number of banners, buttons and text links displayed on affiliate web sites. The Company’s minimum non-cancelable payments under these agreements for the year ending December 31, 2002 is $2,725,000.

Purchase Commitments

The Company has entered into an agreement with a supplier of online public record data. The minimum non-cancelable payments under this agreement are $828,000 in 2002 and $690,000 in 2003. In connection with this agreement, the Company issued a five-year warrant to purchase 250,000 shares of common stock at an exercise price of $0.84 per share.

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Litigation

On April 3, 2000, a two count trade name and service mark complaint was filed against the Company in the United States District Court for the Eastern District of Virginia, styled U.S. Search, LLC v USSearch.com Inc. Civil Action No. 00-554-A. On January 26, 2001, the Company’s motion for summary judgment was granted and the court ordered that both counts of plaintiff’s complaint be dismissed with prejudice. Plaintiff has appealed the judgment to the U.S. Court of Appeals, Fourth Circuit. The parties are awaiting the outcome of the appeal. Management does not believe that the outcome of this matter will have a material adverse effect on the Company’s financial condition, results of operations or cash flows.

In May 2001, ChoicePoint, Inc., the successor entity to DBT Online, Inc., served the Company with a complaint that it filed in Palm Beach County, Florida alleging breach of contract, fraudulent misrepresentation, unjust enrichment, quantum meruit and breach of the implied covenant of good faith and fair dealing. ChoicePoint is seeking approximately $1.5 million in damages, as well as interest and attorneys’ fees. The Company removed this action to the United States District Court for the Southern District of Florida. The United States District Court for the Southern District of Florida ordered the matter to arbitration. The Company believes that it has meritorious defenses to all of ChoicePoint’s claims and that some of the allegations contained in the complaint are without merit and were filed maliciously and in bad faith. The Company intends to defend this action vigorously. The Company also believes that it has meritorious counterclaims against ChoicePoint. The costs related to this litigation regardless of the outcome, including litigation support professionals, could be significant. While the outcome of this matter is difficult to predict, management believes that the loss, if any, will not exceed the amount the Company has accrued in the financial statements as of December 31, 2001.

From time to time, the Company has been party to other litigation and administrative proceedings relating to claims arising in the normal course of business. Management believes that the resolution of these matters will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

13.    Capitalization

Preferred Stock

The board of directors has the authority, without further action by the stockholders, to issue up to 1,000,000 shares of preferred stock, $0.001 par value, in one or more series and to fix the powers, preferences, rights and qualifications, limitations or restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences, sinking fund terms and the number of shares constituting any series or the designation of the series.

On September 9, 2000, the Company issued 100,000 shares of Series A mandatorily redeemable preferred stock (“Series A Preferred Stock”), stated value $100 per share, and warrants to purchase 75,000 of Series A Preferred Stock to an investor for gross proceeds of $10 million. The warrants were exercisable for $100 per share at any time from the date of issuance through September 2005. The investor was also required to purchase in a second tranche an additional 100,000 shares of Series A Preferred Stock for $100 per share in the event the Company met certain performance metrics and other requirements. In February and March 2001, the net proceeds of the second tranche totaling $10 million were received by the Company in the form of convertible notes payable. The notes were converted into Series A-1 convertible preferred stock in June 2001 as discussed below.

In connection with the offering the Company incurred legal, accounting and other offering expenses of approximately $537,000. The net proceeds of the offering of $9,463,000 were allocated, based on an estimated

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

relative fair value, between the issuance of Series A Preferred Stock ($5,911,000) and the warrants and right to invest in the second tranche ($3,552,000). The amount ascribed to the warrants and the right to invest in the second tranche was accreted to the carrying value of the Series A Preferred Stock over the redemption period. Accretion for the period from issuance to December 31, 2000 and for the year ended December 31, 2001 was approximately $156,000 and $203,000, respectively.

During the third quarter ended September 30, 2000, the Company recorded a non-cash charge to the net loss attributable to common stockholders of $1,029,000 relating to a beneficial conversion feature (“BCF”). The beneficial conversion feature was computed based on the difference between the fair market value of the stock on the date of close of the agreement ($1.875 on September 9, 2000) and the conversion price of $1.70, multiplied by the number of shares into which the preferred stock is convertible.

During the fourth quarter of 2000, the EITF issued EITF Abstract No. 00-27 “Application of Issue No. 98-5 to Certain Convertible Instruments” which included guidance on the computation of BCFs. Pursuant to EITF 00-27, the Company was required to record as a cumulative adjustment in the fourth quarter an additional BCF of $3,754,000 as a charge to net loss attributable to common stockholders for a change in the accounting for the computation of BCFs. Under the revised guidance of EITF 00-27, the BCF was computed based on the difference between the fair market value of the stock on the date of close and the effective conversion price multiplied by the most beneficial number of common shares into which the Series A Preferred Stock is convertible. The effective conversion price is determined by dividing the relative fair value allocated to the Series A Convertible Preferred Stock by the most beneficial number of shares on the closing date of the preferred stock that the preferred stock was convertible into.

Series A-1 Convertible Preferred Stock

On June 5, 2001 the Company issued 203,113 shares of the Company’s newly issued Series A-1 Convertible Preferred Stock (the “Series A-1 Preferred”) and a warrant to purchase an additional 5,000 shares of Series A-1 Preferred (the “Series A-1 Warrant”). The Series A-1 Preferred and the Series A-1 Warrant (collectively, the “Securities”) were issued pursuant to a Preferred Stock Exchange and Purchase Agreement by and between the Company and Pequot (the “Agreement”). The Series A-1 Convertible Preferred Stock has a stated value of $100 per share, a par value of $0.001 per share and is convertible into common stock of the Company at $0.48237 per share of common stock.

Pursuant to the Agreement, Pequot exchanged all of the outstanding shares of Series A Preferred Stock it purchased in September 2000, delivered to the Company for cancellation the Series A Warrant to purchase up to 75,000 additional shares of Series A Preferred Stock that was issued in connection with the September transaction, and converted two promissory notes bearing interest at an annual rate of 7% in the aggregate amount of $10.150 million for 203,113 shares of Series A-1 Preferred.

As a result of the exchange of the Series A Preferred Stock for the Series A-1 Preferred Stock, the Company recorded in the second quarter ended June 30, 2001, a deemed dividend on the exchange of $12.6 million, representing the excess of the fair value of the Series A-1 Preferred over the carrying value of the Series A Preferred Stock, the cancelled Series A Warrant and a portion of the beneficial conversion feature recorded in September 2000.

The following is a summary of the principal terms of the Series A-1 Preferred:

Dividends

From the date of original issuance of the Series A-1 Convertible Preferred Stock through September 7, 2003, the holders of such preferred stock, in preference to the holders of shares of any class or series of capital

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

stock of the Company with respect to dividends, shall be entitled to receive, when, as and if declared by the Board of Directors of the Company, non-cumulative cash dividends at an annual rate of 6%. After September 7, 2003, the holders of Series A-1 Convertible Preferred Stock shall receive cumulative dividends at an annual rate of 6%, which dividends shall be paid quarterly in the form of additional shares of Series A-1 Preferred or cash at the Company’s election. In addition, in the event any dividends are declared with respect to the common stock of the Company, the holders of Series A-1 Preferred shall be entitled to receive as additional dividends an amount equal to the amount of dividends that each such holder would have received had the Series A-1 Preferred been converted into common stock as of the date immediately prior to the record date of such dividend.

Liquidation Preference

In the event of a liquidation, dissolution or winding up of the affairs of the Company, the holders of Series A-1 Preferred shall be entitled to receive out of the assets of the Company an amount in cash or stock at the Company’s discretion equal to $100 per share of Series A-1 Preferred plus an amount equal to all declared and unpaid and any accrued and unpaid dividends through the date of the distribution before any payment is made or assets distributed to the holders of any class or series of the common stock of the Company or any other class or series of the Company’s capital stock ranking junior to the Series A-1 Preferred with respect to liquidation. After the above-referenced liquidation preference is paid, the holders of the Common Stock and the Series A-1 Preferred, on an as converted basis, will participate ratably in the remaining assets available for distribution to the stockholders. The acquisition of the Company resulting in a transfer of more than 50% of the outstanding voting power of the Company or the sale of all or substantially all of the assets of the Company shall be treated as a liquidation of the Company unless the holders of a majority-in-interest of the Series A-1 Preferred shall agree not to treat such event as a liquidation; provided, that the Company may unilaterally and without action of any holder of the Series A-1 Preferred elect to pay this amount in shares of common stock of the Company.

The Series A-1 Preferred is classified as equity in the accompanying balance sheet as the Company has the right, unilaterally and without action of the holders of the Series A-1 Preferred, to elect to pay the liquidation amount in shares of common stock in lieu of cash.

Optional Redemption

At any time after September 7, 2005, the Company may, upon sixty (60) days written notice to the holders of the Series A-1 Preferred Stock, redeem all, but not less than all, of the then issued and outstanding shares of Series A-1 Preferred for an amount equal to $103.00 per share of Series A-1 Preferred, plus the amount of any accrued and unpaid dividends thereon.

Voting Rights

The holders of Series A-1 Preferred shall be entitled to vote together with the holders of common stock on all matters submitted for a vote of the stockholders of the Company, including the election of directors. The holders of Series A-1 Preferred shall also have the right, voting separately as a single class, to elect up to 2 members of the Board of Directors of the Company (the “Series A-1 Directors”). If there shall occur certain material events with respect to the Company, including, among other events, the Company’s failure to timely declare or pay the required dividends on the Series A-1 Preferred, or any obligation of the Company, whether as principal, guarantor, surety or other obligor for the payment of indebtedness or borrowed money in excess of $5,000,000 becoming or being declared due and payable prior to the express maturity thereof and not being paid when due or within any grace period and such default remaining uncured for 15 days, the holders of the Series A-1 Preferred shall have the right, voting as a separate class, to elect a sufficient number of additional directors of the Company such that the Series A-1 Directors constitute a majority of the Board of Directors of the Company. This right shall terminate upon the curing of the event that gave rise to it.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Preemptive Rights

In the event that the Company proposes to issue any shares of its common stock or securities convertible into or exchangeable or exercisable for shares of Common Stock in any transaction (other than certain specified exceptions) each holder of Series A-1 Preferred shall have the right to purchase its pro rata amount of such shares (computed on an as-converted and fully diluted basis).

Conversion

The Series A-1 Preferred is convertible at any time after the effectiveness of an increase in the authorized number of shares of common stock of the Company sufficient to allow the conversion of the Series A-1 Preferred into common stock. The conversion price per share of the Series A-1 Preferred shall be $0.48237, subject to adjustment under certain circumstances. As of December 31, 2001 the Company has reserved 42,107,303 shares of common stock for the conversion of the Series A-1 Preferred Stock.

The Series A-1 Preferred will automatically convert to common stock upon the earlier of (1) the daily price of common stock exceeding $3.00 for ten consecutive days during a 25 day period after September 7, 2001 and (2) a firmly written public offering of the Company’s common stock for gross proceeds of at least $25 million.

Special Approval Rights

As long as Pequot and/or its affiliates, in the aggregate, hold more than 25% of the Series A-1 Preferred, the Company will not take certain actions without the consent of the Board of Directors and the consent of the Series A-1 Directors.

Stock Incentive Plans

In July 1998, the Board adopted, and the stockholders of the Company subsequently approved, the 1998 Stock Incentive Plan (the “1998 Plan”) in order to attract and retain employees (including officers and employee directors), directors and independent contractors, and consultants to the Company. An aggregate of 22,000,650 shares of common stock, subject to adjustment for stock splits, stock dividends and similar events, has been authorized for issuance upon exercise of options, stock appreciation rights (“SARs”), restricted stock awards (“restricted awards”), and performance share awards (“performance awards”).

The 1998 Plan provides for the issuance of nonqualified and incentive stock options to employees, (including officers and employee directors), directors and independent contractors, and consultants to the Company. Incentive stock options may not be granted at less than 100% of the fair market value of the Company’s common stock on the date of grant (110% if granted to an employee who owns 10% or more of the common stock). Options vest in accordance with the award agreement and generally expire 10 years after the award date (5 years if granted to an employee who owns 10% or more of the common stock).

The 1998 Plan provides for the issuance of SARs concurrently or independently with the grant of options. SARs granted concurrently with an option vest according to the option terms. SARs granted independently of any option vest according to the award agreement.

The 1998 Plan provides for the issuance of restricted awards or performance awards. Participants of restricted awards are entitled to receive dividends and vote whether or not vested. Restricted awards are nontransferable until vested and the terms of the restricted awards are determined on the grant date. The terms of performance awards are determined at the date of grant.

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

In the event a holder of an option, SAR, restricted award, or performance award ceases to be employed by the Company: all unvested options and SARs are forfeited, all vested options and SARs may be exercised within a period not to exceed 12 months, all vested SARs granted independently of options are exercisable in accordance with the award agreement, all unvested restricted and performance awards are forfeited, and all vested restricted and performance awards are exercisable in accordance with the award agreement. No SARs were granted as of December 31, 2001 and 2000.

Non-Employee Directors’ Stock Option Plan

In February 1999, the Company adopted the 1999 Non-Employee Directors’ Stock Option Plan and reserved 817,373 shares of common stock for issuance thereunder. Under the plan each non-employee director is granted options for 35,364 shares of common stock on the date of initial appointment to the board of directors. Additionally, each non-employee director will receive an additional grant of 9,067 shares of common stock annually, which will be pro rated if the non- employee director has not served for the entire preceding period.

The options are granted at 100% of fair market value on the date of grant and have a ten-year term. The options vest as follows: initial appointment grants vest 1/3rd of the shares on each anniversary from the date of grant and the annual grants vest 1/12th of the shares each month for 12 months after the date of grant. In the event the services of the holder are terminated, the holder may only exercise vested options at the date of termination within the earlier of 12 months from termination (18 months if termination as a result of the options holder’s death) or the expiration of the term of the option.

2000 Stock Incentive Plan

In May 2000 the Company adopted the 2000 stock incentive plan (the “2000 plan”) and during the year, reserved 4,000,000 shares of common stock for issuance of options, SARs and restricted stock awards to key employees and consultants who, except for newly-hired employees, are not officers or directors of the Company. Options granted under the 2000 plan have a maximum life of 10 years and must be granted at fair value. No SARs or restricted stock awards have been granted as of December 31, 2001.

A summary of the changes in the Company’s stock options for the three years ended December 31, 2001 is presented below:

	Shares	Weighted- Average Exercise Price
Outstanding at December 31, 1998	—	$—
Granted	1,803,210	5.23
Forfeited	(103,337)	5.91

Outstanding at December 31, 1999	1,699,873	5.19
Granted	7,868,735	3.08
Exercised	(516,600)	3.10
Forfeited	(962,050)	5.01

Outstanding at December 31, 2000	8,089,958	3.30
Granted	12,039,692	0.72
Exercised	(96,666)	0.47
Forfeited	(3,021,081)	1.45

Outstanding at December 31, 2001	17,011,903	1.78

Options exercisable at December 31, 2001	4,733,166	2.43
Options available for future grant	9,806,120

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

The following table summarizes information about stock options outstanding at December 31, 2001:

Range of exercise prices	Options Outstanding			Options Exercisable
	Number Outstanding	Weighted- Average Remaining Contractual Life (years)	Weighted- Average Exercise Price	Number Outstanding	Weighted- Average Exercise Price
Under $3.00	14,990,138	9.34	$0.97	3,827,291	$1.19
$3.00-5.00	306,456	8.02	3.85	165,554	3.92
$7.51-10.00	1,695,309	8.06	8.44	730,321	8.45
Over $10.00	20,000	7.76	11.13	10,000	11.13

	17,011,903			4,733,166

Fair Value Disclosures

Prior to the Company’s initial public offering, the fair value of each option grant was determined on the date of grant using the minimum value method. Subsequent to the offering, the fair value was determined using the Black-Scholes model. The weighted average fair market value of an option granted during 1999, 2000 and 2001 was $3.27, $1.83, and $0.38, respectively. Except for the volatility assumption which was only used under the Black-Scholes model, the following range of assumptions was used to perform the calculations: expected life of 3.5 years; risk-free interest rate ranges of 4.3% to 4.86%; expected volatility of 80%; and no expected dividend yield. Because additional stock options are expected to be granted each year, the following pro forma disclosures below are not representative of pro forma effects on reported financial results for future years.

The Company accounts for stock-based compensation in accordance with the provisions of APB 25. Had compensation expense been determined based upon the fair market value at the grant dates, as prescribed in SFAS 123, the Company’s results for the year ended December 31, 1999, 2000, and 2001 would have been as follows:

	1999	2000	2001
Net Loss
As reported	$(26,377,000)	$(29,362,000)	$(11,937,000)
Pro forma	$(27,042,000)	$(32,694,000)	$(15,927,000)
Loss per share—basic and diluted
As reported	$(1.94)	$(1.93)	$(1.38)
Proforma	$(1.99)	$(2.12)	$(1.60)

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Warrants

The following warrants are outstanding at December 31, 2001:

Description	Number		Exercise Price Per Share	Expiration Date
Common stock warrants—vendor	1,750,000	(1)	$0.01	September 2010
Series A-1 Preferred Stock warrants—Pequot	5,000		$100	March 2010
Series A-1 Preferred Stock warrants—bank	3,750		$100	September 2008
Common stock warrants—vendor	250,000	(2)	$0.84	October 2006
Common stock warrants—Pequot	1,117,497		$1.044	December 2005
Common stock warrants—vendor	80,000	(2)	$0.01	December 2011
Common stock warrants—bank	121,328		$0.783	December 2008

(1)
In September 2000, the Company issued warrants to purchase 1,750,000 shares of common stock for $0.01 per share, in connection with the restructuring of one of its online advertising agreements. The non-forfeitable warrants have a ten-year term and are exercisable from the date of issuance. The Company has recorded a non-cash charge of approximately $2,179,000 in connection with these warrants.

(2)
From time to time the Company issues warrants to its vendors in conjunction with the restructuring of an agreement or payments terms. The Company has recorded non-cash charges of $217,000 of which $12,000 has been amortized.

14.    Income Taxes

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Company’s deferred taxes consisted of the following at December 31, 2000 and 2001:

	December 31,
	2000	2001
Deferred tax assets:
Net operating loss carryforwards	$19,914,000	$24,565,000
Allowance for doubtful accounts	10,000	—
Accrued liabilities	172,000	133,000
Below market value options	393,000	10,000
Cash to accrual adjustment	375,000	—
Vacation accrual	89,000	122,000

Total deferred tax assets	20,953,000	24,830,000
Less, Valuation allowance	(20,655,000)	(23,231,000)

Net deferred tax assets	298,000	1,599,000

Deferred tax liabilities:
Depreciation and amortization	(298,000)	(1,599,000)

Net deferred tax liabilities	(298,000)	(1,599,000)

Net deferred tax	$—	$—

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. Based upon the level of historical losses and projections of future taxable income over the periods in which the deferred tax assets are deductible, a full valuation allowance has been provided as management believes that it is more likely than not based upon available evidence that the deferred tax assets will not be realized.

As of December 31, 2001 the Company had federal and state net operating loss carryforwards of approximately $66.2 million and $35.5 million, respectively. The federal net operating loss carryforwards will begin to expire in 2017, and the state net operating loss carryforwards will begin to expire in 2002. The Company’s ability to utilize net operating loss carryforwards may be limited in the event that a change in ownership, as defined in the Internal Revenue Code, occurs in the future.

The Company’s effective tax rate for the years ended December 31, 1999, 2000, and 2001 differ from the statutory federal income tax rate as follows:

	1999	2000	2001
Tax provision at the statutory rate	(34.0)%	(34.0)%	(34.0)%
State taxes, net of federal benefit	0.3%	(2.8)%	(2.4)%
Change in valuation allowance	33.7%	34.7%	29.1%
Stock Options and warrants	—	2.1%	7.3%

	—	—	—

15.    Supplemental Cash Flow Disclosure

Supplemental cash flow disclosure is comprised of:

	1999	2000	2001
Cash paid during the year for:
Interest	$358,000	$108,000	$68,000
Income taxes	1,000	1,000	1,000
Non-cash investing and financing activities:
Conversion of notes payable to convertible preferred stock	—	—	10,000,000
Issuance of warrant in connection with the bank financing	—	—	1,189,000
Issuance of warrants in connection with convertible notes payable and Series A-1 preferred stock	—	—	702,000
Inception of capital leases	—	596,000	—
Conversion of trade payable to Note payable	—	971,000	451,000
Conversion of notes payable to common stock	5,500,000	—	—

16.    Subsequent Events

On January 18, 2002, the Company issued 8% Convertible Promissory Notes due January 17, 2002 in the aggregate principal amount of $4.6 million and four year warrants to purchase up to an aggregate of 1,782,176 shares of common stock at an initial exercise price of $1.044 per share. These notes are convertible into the number of shares of common stock calculated by dividing the amount of principal and accrued but unpaid interest due under the notes by the lower of i) $0.783 or (ii) 90% of the 10-day average closing bid price

US SEARCH.COM INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

of the Company’s common stock on the Nasdaq National Market for the 10 business days prior to the conversion date of the notes. These notes automatically convert into common stock upon receipt of the approval of the stockholders of the issuance of the shares of common stock underlying the notes. If the notes have not converted into common stock prior to January 17, 2003, the Company must repay the principal and all accrued but unpaid interest. The Company expects to present to its stockholders at the 2002 Annual Meeting of Stockholders a proposal to approve the issuance of the shares of common stock underlying this note.

On March 15, 2002, the Company sold 8% Convertible Promissory Notes due December 20, 2002 in the aggregate principal amount of $6.1 million ($5.7 million net of issuance costs) and five year warrants to purchase up to an aggregate of 2,144,118 shares of our common stock at an initial exercise price of $1.044 per share. These notes are convertible into the number of shares of common stock calculated by dividing the amount of principal and accrued but unpaid interest due under the notes by the lower of (i) $0.85 and (ii) the 10-day average closing bid price of the Company common stock on the Nasdaq National Market for the 10 business days prior to the conversion date of the notes. These notes automatically convert into common stock upon receipt of the approval of the Company’s stockholders of the issuance of the shares of common stock underlying the notes. If the notes have not converted into common stock prior to December 20, 2002, the Company must repay the principal and all accrued by unpaid interest. The Company expects to present to its stockholders at the 2002 Annual Meeting of Stockholders a proposal to approve the issuance of the shares of common stock underlying the notes.

The Company will record a beneficial conversion feature on both the January and March notes when they become convertible upon stockholder approval.

On March 27, 2002, we entered into a Waiver and Amendment Number One to Loan and Security Agreement (“Amendment Number One”) with the Bank to amend the Loan Agreement to increase the revolving credit line to $3,000,000 from $2,000,000, of which $1,000,000 has been designated as a borrowing base line, and to remove the letter of credit sublimit from the revolving credit line. In connection with Amendment Number One, we issued to the Bank a seven year warrant to purchase 55,487 shares of our Common Stock at an initial exercise price of $0.85 per share.

17.    Event (Unaudited) Subsequent to the Date of the Independent Accountants Report

The Company has entered into an Agreement and Plan of Merger dated December 13, 2002 by and among The First American Corporation, the Company, First Advantage Corporation (“First Advantage”) and Stockholm Seven Merger Corp. (the “Merger Agreement”). Pursuant to the Merger Agreement, First Advantage, a newly-formed holding company, will acquire the Company and certain subsidiaries of First American that comprise the FAST division. In connection with the transactions contemplated by the Merger Agreement, the stockholders of the Company will receive shares of First Advantage Class A common stock representing approximately 20% of the outstanding equity of First Advantage, and First American will receive shares of First Advantage Class B common stock representing approximately 80% of the outstanding equity of First Advantage. The Class A common stock will have one vote per share and the Class B common stock will have ten votes per share on matters presented to the First Advantage stockholders for a vote.

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

COMBINED BALANCE SHEETS

	September 30, 2002	December 31, 2001
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$3,902,658	$1,286,913
Accounts receivable:
Trade (less allowance for doubtful accounts of $685,722 and $716,846 in 2002 and 2001, respectively)	13,768,258	6,890,955
Income taxes receivable	—	1,346,938
Prepaid expenses and other current assets	1,011,222	426,089

Total current assets	18,682,138	9,950,895
Property and equipment, net	10,438,697	8,637,811
Goodwill, net	70,435,470	36,707,812
Intangible assets, net	5,578,229	2,448,702
Database development costs, net	5,935,239	4,389,341
Other assets	35,534	149,164

Total assets	$111,105,307	$62,283,725

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Accounts payable	$1,670,359	$1,662,149
Accrued liabilities	5,726,588	3,064,014
Income taxes payable	272,154	—
Current portion of long-term debt and capital leases	776,085	1,213,405

Total current liabilities	8,445,186	5,939,568
Long-term debt and capital leases, net of current portion	560,114	1,158,713
Deferred taxes	1,824,338	1,828,080
Other liabilities	261,624	282,259

Total liabilities	11,091,262	9,208,620

Commitments and contingencies

Stockholder’s equity:
Common Stock	—	—
Contributed capital	95,237,946	51,365,363
Retained earnings	4,776,099	1,709,742

Total stockholder’s equity	100,014,045	53,075,105

Total liabilities and stockholder’s equity	$111,105,307	$62,283,725

The accompanying notes are an integral part of these combined financial statements

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

COMBINED STATEMENTS OF INCOME
For the Nine Months Ended September 30, 2002 and 2001

	For the Nine Months Ended September 30,
	2002	2001
	(unaudited)	(unaudited)
Service revenues	$74,291,207	$35,729,085
Cost of service revenues	33,003,231	10,156,868

Gross margin	41,287,976	25,572,217
Selling, general, and administrative expenses	35,865,686	25,019,539

Income from operations	5,422,290	552,678

Other (expense) income:
Interest expense	(182,012)	(189,646)
Interest income	46,544	51,682

Total other expense, net	(135,468)	(137,964)

Income before provisions for income tax	5,286,822	414,714
Provision for income tax	2,220,465	153,444

Net income	$3,066,357	$261,270

The accompanying notes are an integral part of these combined financial statements

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

COMBINED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY
For the Nine Months Ended September 30, 2002 (unaudited)

	Common Stock Amount	Contributed Capital	Retained Earnings	Total
Balance, December 31, 2001	$—	$51,365,363	$1,709,742	$53,075,105
Net income	—	—	3,066,357	3,066,357
Contribution from Parent—cash	—	6,796,493	—	6,796,493
Contribution from Parent—operations	—	37,076,090	—	37,076,090

Balance, September 30, 2002	$—	$95,237,946	$4,776,099	$100,014,045

The accompanying notes are an integral part of these combined financial statements

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

COMBINED STATEMENTS OF CASH FLOWS
For the Nine Months Ended September 30, 2002 and 2001

	For the Nine Months Ended September 30,
	2002	2001
	(unaudited)	(unaudited)
Cash flows from operating activities:
Net income	$3,066,357	$261,270
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,554,242	2,680,876
Change in operating assets and liabilities:
Accounts receivable	(6,877,303)	(4,147,746)
Prepaid expenses and other current assets	(585,133)	(317,815)
Other assets	113,630	496,498
Accounts payable	8,210	2,262,801
Accrued liabilities	2,662,574	1,064,358
Income taxes	1,615,350	28,966
Other liabilities	(20,635)	62,875

Net cash provided by operating activities	2,537,292	2,392,083

Cash flows from investing activities:
Purchases of property and equipment	(3,422,935)	(4,854,538)
Database development costs	(2,259,186)	(1,611,817)

Net cash used in investing activities	(5,682,121)	(6,466,355)

Cash flows from financing activities:
Repayments of term notes	(1,035,919)	(2,218,570)
Net contribution from Parent	6,796,493	4,458,939

Net cash used in financing activities	5,760,574	2,240,369

Decrease in cash and cash equivalents	2,615,745	(1,833,903)
Cash and cash equivalents at beginning of period	1,286,913	2,877,262

Cash and cash equivalents at end of period	$3,902,658	$1,043,359

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$—	$1,200

Cash paid for interest	$192,235	$116,288

Non-cash investing and financing activities:
Operations contributed by Parent	$37,076,090	$30,435,736

The accompanying notes are an integral part of these combined financial statements

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Nine Months Ended September 30, 2002 and 2001 (Unaudited)

1.    Organization, Nature of Business and Basis of Presentation

The Fast division (the “Company”) is engaged in the business of providing business information and related products and services. The principal businesses include tenant screening, employee background checking, occupational health services and motor vehicle reports. The company is wholly-owned by The First American Corporation (the “Parent”).

The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments and accruals) considered necessary for a fair presentation have been included.

For further information, refer to the consolidated financial statements and notes thereto for the year ended December 31, 2001 included in this Prospectus.

Operating results for the nine months ended September 30, 2002 and 2001 are not necessarily indicative of the results that may be expected for the entire fiscal year.

2.    New Accounting Pronouncements

In July 2001, the FASB issued SFAS 143 Accounting for Asset Retirement Obligations, which requires that companies recognize a liability for retirement obligations of long lived assets in the period the liability occurs. This pronouncement is effective for fiscal years beginning after June 15, 2002. The Company does not anticipate any significant impact on our financial results from adoption of this standard.

In August 2001, the FASB issued SFAS 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinuance of operations. SFAS 144 superseded Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets for Long-Lived Assets to Be Disposed of and APB Opinion No. 30, Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. The provisions of SFAS 144 are effective in fiscal years beginning after December 15, 2001, with early adoption permitted and, in general, are to be applied prospectively. The adoption of this standard did not have a significant impact on the Company’s financial position or results of operations.

In June 2002, the FASB issued SFAS 146 Accounting for Costs Associated with Exit or Disposal Activities. This pronouncement addresses financial accounting and reporting for costs associated with exit or disposal activities not covered under SFAS 144 and also nullifies EITF 94-3. This pronouncement is effective for activities initiated after December 31, 2002. The Company does not anticipate any significant impact on our financial results from adoption of this standard.

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

For the Nine Months Ended September 30, 2002 and 2001 (Unaudited)

3.    Acquisitions

In January 2002, the Parent acquired American Driving Records, Inc. for approximately $40 million and contributed those operations to the Company. In August 2001, the Parent acquired the stock of Substance Abuse Management Inc. for approximately $30 million and contributed the operations to the Company. In applying the purchase method of accounting, the Company undertakes a comprehensive review of the acquired entity to ensure that all identifiable assets and liabilities are properly recorded at their fair value. In determining fair value, the Company utilizes a variety of valuation techniques including discounted cash flow analysis and outside appraisals to the extent necessary given materiality and complexity. All excess purchase price is appropriately recorded as goodwill. The useful lives for all assets recorded in purchase accounting are based on market conditions, contractual terms and other appropriate factors.

The allocation of the purchase price is as follows:

	2002	2001
Goodwill	$33,624,641	$27,224,023
Customer list	3,336,677	2,500,802
Other assets	8,540,196	4,417,920
Liabilities	(5,501,514)	(4,142,745)

Total Purchase Price	$40,000,000	$30,000,000

Pro Forma results of operations assuming the acquisition was consummated on January 1, 2001 is as follows:

	For the Nine Months Ended September 30,
	2002	2001
Service revenues	$74,291,207	$71,693,507

Net income	$3,066,357	$2,007,411

4.    Goodwill and Intangible Assets

On July 20, 2001, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). This statement addresses financial accounting and reporting for business combinations and supercedes APB Opinion No. 17, “Intangible Assets”. SFAS 142 addresses how goodwill and other intangible assets should be accounted for in the financial statements. Goodwill and intangible assets that have indefinite lives will not be amortized, but rather will be tested at least annually for impairment. Intangible assets that have finite lives will continue to be amortized over their useful lives, but without restraint of an arbitrary ceiling. The provisions of SFAS 142 are required to be applied starting with fiscal years beginning after December 15, 2001, and apply to all goodwill and other intangible assets recognized in the financial statements at that date. Goodwill and intangible assets acquired after June 30, 2001, will be subject immediately to non-amortization and amortization provisions of SFAS 142.

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

For the Nine Months Ended September 30, 2002 and 2001 (Unaudited)

The following table presents net income on a comparable basis, after adjustment for goodwill amortization:

	For the Nine Months Ended September 30,
	2002	2001
Net income, as reported	$3,066,357	$261,270
Goodwill amortization	—	252,310

Net income, as adjusted	$3,066,357	$513,580

Goodwill and intangible assets are as follows:

	September 30, 2002	December 31, 2001
Goodwill	$71,242,435	$37,514,777
Less accumulated amortization	(806,965)	(806,965)

Goodwill, net	$70,435,470	$36,707,812

Intangible assets:
Customer Lists	$5,849,234	$2,500,802
Noncompete agreements	275,000	275,000
Less accumulated amortization	(546,005)	(327,100)

Intangible assets, net	$5,578,229	$2,448,702

The changes in the carrying amount of goodwill for the nine months ended September 30, 2002 is as follows:

Beginning Balance	$36,707,812
Acquisitions	33,624,641
Other adjustments	103,017

Ending Balance	$70,435,470

5.    Subsequent Events

In October 2002, the Company acquired Employee Health Programs, Inc. and in November 2002, acquired SafeRent, Inc. for a total purchase price of approximately $47 million. In applying the purchase method of accounting, the Company undertakes a comprehensive review of the acquired entity to ensure that all identifiable assets and liabilities are properly recorded at their fair value. In determining fair value, the Company utilizes a variety of valuation techniques including discounted cash flow analysis and outside appraisals to the extent necessary given materiality and complexity. All excess purchase price is appropriately recorded as goodwill. The useful lives for all assets recorded in purchase accounting are based on market conditions, contractual terms and other appropriate factors.

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

For the Nine Months Ended September 30, 2002 and 2001 (Unaudited)

The allocation of the purchase price is as follows:

Goodwill	$40,012,563
Customer lists	5,650,251
Other assets	5,870,270
Liabilities	(4,533,084)

Total Purchase Price	$47,000,000

Pro Forma results of operations assuming the acquisitions were consummated on January 1, 2001 is as follows:

	For the Nine Months Ended September 30,
	2002	2001
Service revenues	$95,790,846	$89,632,133

Net income (loss)	$1,620,644	$(844,929)

An Agreement and Plan of Merger dated as of December 13, 2002 has been entered into by and among The First American Corporation, US SEARCH, First Advantage Corporation (“First Advantage”) and Stockholm Seven Merger Corp. (the “Merger Agreement”). Pursuant to the Merger Agreement, First Advantage, a newly-formed holding company, will acquire US SEARCH and certain subsidiaries of First American that comprise the FAST division. In connection with the transactions contemplated by the Merger Agreement, the stockholders of US SEARCH will receive shares of First Advantage Class A common stock representing approximately 20% of the outstanding equity of First Advantage, and First American will receive shares of First Advantage Class B common stock representing approximately 80% of the outstanding stock of First Advantage. The Class A common stock will have one vote per share and the Class B common stock will have ten votes per share on matters presented to the First Advantage stockholders for a vote.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of
the FAST division:

In our opinion, the accompanying combined balance sheets and the related combined statements of operations, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of the FAST division (the “Company”), a wholly-owned division of The First American Corporation, at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

Los Angeles, CA
December 6, 2002

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

COMBINED BALANCE SHEETS
December 31, 2001 and 2000

	2001	2000
ASSETS
Current assets:
Cash and cash equivalents	$1,286,913	$2,877,262
Accounts receivable (less allowance for doubtful accounts of $716,846 and $460,972 in 2001 and 2000, respectively)	6,890,955	5,432,471
Income taxes receivable	1,346,938	264,107
Prepaid expenses and other current assets	426,089	411,283

Total current assets	9,950,895	8,985,123
Property and equipment, net	8,637,811	4,650,229
Goodwill, net	36,707,812	9,179,188
Intangible assets, net	2,448,702	36,806
Database development costs, net	4,389,341	3,069,725
Other assets	149,164	707,198

Total assets	$62,283,725	$26,628,269

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Accounts payable	$1,662,149	$1,071,896
Accrued liabilities	3,064,014	2,497,461
Current portion of long-term debt and capital leases	1,213,405	1,595,792

Total current liabilities	5,939,568	5,165,149
Long-term debt and capital leases, net of current portion	1,158,713	2,260,899
Deferred taxes	1,828,080	490,089
Other liabilities	282,259	220,366

Total liabilities	9,208,620	8,136,503

Commitments and contingencies (Note 11)

Stockholder’s equity:
Common stock	—	—
Contributed capital	51,365,363	16,202,715
Retained earnings	1,709,742	2,289,051

Total stockholder’s equity	53,075,105	18,491,766

Total liabilities and stockholder’s equity	$62,283,725	$26,628,269

The accompanying notes are an integral part of these combined financial statements.

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

COMBINED STATEMENTS OF OPERATIONS
For the Years Ended December 31, 2001, 2000 and 1999

	2001	2000	1999
Service revenues	$49,167,057	$38,582,074	$30,372,638
Cost of service revenues	14,615,322	11,128,306	8,412,157

Gross margin	34,551,735	27,453,768	21,960,481
Selling, general, and administrative expenses	35,007,605	26,856,220	22,293,539

(Loss) income from operations	(455,870)	597,548	(333,058)

Interest (expense) income:
Interest expense	(241,686)	(312,991)	(262,154)
Interest income	59,349	32,296	21,333

Total interest expense, net	(182,337)	(280,695)	(240,821)

(Loss) income before provisions for income tax	(638,207)	316,853	(573,879)
(Benefit) provision for income tax	(58,898)	266,338	(237,567)

Net (loss) income	$(579,309)	$50,515	$(336,312)

The accompanying notes are an integral part of these combined financial statements.

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

COMBINED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY
For the Years Ended December 31, 2001, 2000 and 1999

	Common Stock	Contributed Capital	Retained Earnings	Total
	Amount
Balance, December 31, 1998	$—	$1,797,228	$2,574,848	$4,372,076
Net loss	—	—	(336,312)	(336,312)
Contribution from Parent—cash	—	3,341,118	—	3,341,118
Contribution from Parent—operations	—	5,013,272	—	5,013,272

Balance, December 31, 1999	—	10,151,618	2,238,536	12,390,154
Net income	—	—	50,515	50,515
Contribution from Parent—cash	—	3,012,725	—	3,012,725
Contribution from Parent—operations	—	3,038,372	—	3,038,372

Balance, December 31, 2000	—	16,202,715	2,289,051	18,491,766
Net loss	—	—	(579,309)	(579,309)
Contribution from Parent—cash	—	4,779,830	—	4,779,830
Contribution from Parent—operations	—	30,382,818	—	30,382,818

Balance, December 31, 2001	$—	$51,365,363	$1,709,742	$53,075,105

The accompanying notes are an integral part of these combined financial statements.

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

COMBINED STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2001, 2000 and 1999

	2001	2000	1999
Cash flows from operating activities:
Net (loss) income	$(579,309)	$50,515	$(336,312)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	2,491,233	2,175,301	923,118
Bad debt expense	281,299	215,274	131,466
Deferred income taxes	1,000,150	404,724	212,003
Change in operating assets and liabilities:
Accounts receivable	(1,739,783)	(2,330,374)	(1,228,717)
Prepaid expenses and other current assets	(14,806)	(207,275)	(102,899)
Other assets	558,034	(645,707)	(5,476)
Accounts payable	590,253	884,227	(184,780)
Accrued liabilities	566,553	944,951	1,325,993
Income taxes	(744,990)	(112,053)	(384,113)
Other liabilities	61,893	172,985	47,381

Net cash provided by operating activities	2,470,527	1,552,568	397,664

Cash flows from investing activities:
Database development costs	(2,063,592)	(1,446,028)	(2,242,677)
Purchases of property and equipment	(5,002,094)	(3,272,136)	(2,162,564)

Net cash used in investing activities	(7,065,686)	(4,718,164)	(4,405,241)

Cash flows from financing activities:
Proceeds from issuance of term notes	—	3,454,328	1,055,019
Repayments of term notes	(1,775,020)	(2,508,062)	—
Capital contributions from Parent	4,779,830	3,012,725	3,341,118

Net cash provided by financing activities	3,004,810	3,958,991	4,396,137

(Decrease) increase in cash and cash equivalents	(1,590,349)	793,395	388,560
Cash and cash equivalents at beginning of year	2,877,262	2,083,867	1,695,307

Cash and cash equivalents at end of year	$1,286,913	$2,877,262	$2,083,867

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$175,049	$118,077	$131,499

Cash paid for interest	$168,164	$423,932	$95,291

Non-cash investing and financing activities:
Term notes issued related to business acquisition	$—	$1,500,000	$—

Operations contributed by Parent	$30,382,818	$3,038,372	$5,013,272

The accompanying notes are an integral part of these combined financial statements.

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

NOTES TO COMBINED FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

1.    Organization and Nature of Business

The FAST Division, through its individual companies, is engaged in the business of providing business information and related products and services. The principal businesses include tenant screening, employee background checking, occupational health services and motor vehicle reports. The Company is a wholly-owned division of The First American Corporation (the “Parent”). The operating subsidiaries include HireCheck, Inc., First American Registry, Inc., Ace Information Services, Inc., Multifamily Community Insurance Agency, Inc., Pretiem Corporation, Factual Business Information, Inc. and Substance Abuse Management, Inc. These entities will hereinafter be referred to as “the Company”.

2.    Significant Accounting Policies

Principles of Combination

The combined financial statements include the accounts of each operating subsidiary. All significant inter-company transactions and balances have been eliminated.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the statements. Actual results could differ from the estimates and assumptions used.

Fair Value of Financial Instruments

The carrying amount of the Company’s financial instruments at December 31, 2001 and 2000, which includes cash and cash equivalents and accounts receivable, approximates fair value because of the short maturity of those instruments. The Company considers the variable rate debt to be representative of current market rates and, accordingly, estimates that the recorded amounts approximate fair market value. Fair value estimates of the fixed rate debt were determined using discounted cash flow methods with a discount rate of 4.75% and 9.5%, which is the rate that similar instruments could be negotiated at December 31, 2001 and 2000, respectively.

The estimated fair values of the Company’s financial instruments, none of which are held for trading purposes, are summarized as follows:

	December 31, 2001		December 31, 2000
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Cash and cash equivalents	$1,286,913	$1,286,913	$2,877,262	$2,877,262
Accounts receivable	6,890,955	6,890,955	5,432,471	5,432,471
Long-term debt and capital leases	(2,372,118)	(2,471,802)	(3,856,691)	(3,763,219)

Cash Equivalents

The Company considers cash equivalents to be all short-term investments that have an initial maturity of 90 days or less.

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001, 2000 and 1999

Accounts Receivable

Accounts receivable are due from companies in a broad range of industries located throughout the United States. Credit is extended based on an evaluation of the customer’s financial condition, and generally, collateral is not required.

Property and Equipment

Property and equipment are recorded at cost. Furniture and equipment includes computer software acquired and developed for internal use and for use with the Company’s products. Software development costs are capitalized from the time technological feasibility is established until the software is ready for use.

Effective January 1, 1999, the Company adopted Statement of Position (SOP) 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use.” SOP 98-1 requires the Company to capitalize interest costs incurred and certain payroll-related costs of employees directly associated with developing software in addition to incremental payments to third parties. The adoption of SOP 98-1 did not have a material effect on the Company’s financial condition or results of operations.

Depreciation on leasehold improvements is computed on the straight-line method over the life of the related lease, ranging from 3 to 10 years. Depreciation on data processing equipment and furniture and equipment is computed using the straight-line method over their estimated useful lives ranging from 1 to 10 years. Capitalized software costs are amortized using the straight-line method over estimated useful lives of 3 to 5 years.

Database Development Costs

Database development costs represent the cost to develop the proprietary databases of information for customer usage. The costs are capitalized from the time technological feasibility is established until the information is ready for use. These costs are amortized using the straight-line method over estimated useful life of 7 years.

Goodwill and Other Intangible Assets

Goodwill recognized in business combinations is amortized over its estimated useful life of 25 years. Other intangibles, which include customer lists and covenants not to compete, are amortized over their estimated useful lives, ranging from 3 to 20 years. The Company periodically evaluates the amortization period assigned to each intangible asset to ensure that there have not been any events or circumstances that warrant revised estimates of useful lives.

In June 2001, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 141, “Business Combinations” (“SFAS 141”). This statement addresses financial accounting and reporting for business combinations and supercedes APB Opinion No. 16, “Business Combinations”. All business combinations in the scope of SFAS 141 are to be accounted for using the purchase method of accounting. The provisions of SFAS 141 apply to all business combinations initiated or closed after June 30, 2001. The adoption of SFAS 141 did not have a material effect on the Company’s financial condition or results of operations.

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001, 2000 and 1999

In June 2001, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). This statement addresses financial accounting and reporting for business combinations and supercedes APB Opinion No. 17, “Intangible Assets”. SFAS 142 addresses how goodwill and other intangible assets should be accounted for in the financial statements. Goodwill and intangible assets that have indefinite lives will not be amortized, but rather will be tested at least annually for impairment. Intangible assets that have finite lives will continue to be amortized over their useful lives. The provisions of SFAS 142 are required to be applied starting with fiscal years beginning after December 15, 2001, and apply to all goodwill and other intangible assets recognized in the financial statements at that date. Goodwill and intangible assets acquired after June 30, 2001, will be subject immediately to non-amortization and amortization provisions of SFAS 142.

The following table presents the results of operations on a comparable basis, after adjustment for goodwill amortization for the years ending December 31:

	2001	2000	1999
Net (loss) income, as reported	$(579,309)	$50,515	$(336,312)
Goodwill amortization	353,392	179,582	90,445

Net (loss) income, as adjusted	$(225,917)	$230,097	$(245,867)

Income Taxes

Taxes are based on income for financial reporting purposes and include deferred taxes applicable to temporary differences between the financial statement carrying amount and the tax basis of certain of the Company’s assets and liabilities. The Company’s income tax returns are filed either as a separate company basis or as part of the consolidated income tax returns of the Parent, depending on when an operating subsidiary was acquired and the rules of the jurisdiction. The Company has a tax sharing arrangement with the Parent whereby the Company will fund any tax liabilities due related to it’s operations and the Parent will repay any refunds received related to the Company’s operations.

Impairment of Long-Lived Assets

The Company periodically reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. An impairment loss is recognized when the estimated undiscounted future cash flows from the assets are less than the carrying value of the assets. Assets to be disposed of are reported at the lower of their carrying amount or fair value less cost to sell.

Revenue Recognition

Revenue is recognized at the time of delivery, as the Company has no significant ongoing obligation after delivery.

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001, 2000 and 1999

Comprehensive Income

Statement of Financial Accounting Standards (“SFAS”) No. 130, “Reporting Comprehensive Income” (“SFAS No. 130”), governs the financial statement presentation of changes in stockholders’ equity resulting from non-owner sources. Comprehensive income includes all changes in equity except those resulting from investments by owners and distribution to owners. For the years ended December 31, 2001, 2000 and 1999, the Company had no items of comprehensive income (loss) other than net (losses) income; therefore, a separate statement of comprehensive income (loss) has not been presented for these periods.

New Accounting Pronouncements

In July 2001, the FASB issued SFAS 143 Accounting for Asset Retirement Obligations, which requires that companies recognize a liability for retirement obligations of long lived assets in the period the liability occurs. This pronouncement is effective for fiscal years beginning after June 15, 2002. The Company does not anticipate any significant impact on our financial results from adoption of this standard.

In August 2001, the FASB issued SFAS 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinuance of operations. SFAS 144 superseded Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets for Long-Lived Assets to Be Disposed of and APB Opinion No. 30, Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. The provisions of SFAS 144 are effective in fiscal years beginning after December 15, 2001, with early adoption permitted and, in general, are to be applied prospectively. The Company does not anticipate any significant impact on financial results from adoption of this standard.

In June 2002, the FASB issued SFAS 146 Accounting for Costs Associated with Exit or Disposal Activities. This pronouncement addresses financial accounting and reporting for costs associated with exit or disposal activities not covered under SFAS 144 and also nullifies EITF 94-3. This pronouncement is effective for activities initiated after December 31, 2002. The Company does not anticipate any significant impact on financial results from adoption of this standard.

3.    Acquisitions

In August 2001, the Parent acquired the stock of Substance Abuse Management, Inc. for approximately $30 million and contributed the operations to the Company. In December 2000, the Parent acquired the stock of Pretiem Corporation for approximately $2.5 million and contributed the operations to the Company. In August 2000, the Parent acquired the stock of Factual Business Information, Inc. (FBI) for a total of $2.25 million and contributed the operations to the Company. Approximately $750,000 of the purchase price of FBI was in cash and the Company issued a note for the remaining $1.5 million. In applying the purchase method of accounting,

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001, 2000 and 1999

the Parent undertook a comprehensive review of the acquired entity to ensure that all identifiable assets and liabilities are properly recorded at their fair value. In determining fair value, the Company utilizes a variety of valuation techniques including discounted cash flow analysis and outside appraisals to the extent necessary given materiality and complexity. All excess purchase price is appropriately recorded as goodwill. The useful lives for all assets recorded in purchase accounting are based on market conditions, contractual terms and other appropriate factors.

The allocation of the purchase price of the acquisitions were as follows:

	2001	2000
Goodwill	$27,224,023	$4,662,050
Customer list	2,500,802	—
Other assets	4,417,920	1,099,954
Liabilities	(4,142,745)	(1,012,004)

Total Purchase Price	$30,000,000	$4,750,000

Pro forma results of operations assuming the acquisitions were consummated on January 1, 1999 is as follows:

	2001	2000	1999
Service revenues	$60,806,592	$58,317,536	$48,358,218

Net (loss) income	$(1,020,915)	$381,094	$(750,079)

4.    Property and Equipment

As of December 31, 2001 and 2000, property and equipment is as follows:

	2001	2000
Furniture and equipment	$2,274,454	$820,058
Data processing equipment	3,022,127	2,850,333
Construction in process	907,154	—
Capitalized software	5,166,128	3,144,951
Leasehold improvements	804,478	223,903

	12,174,341	7,039,245
Less accumulated depreciation	(3,536,530)	(2,389,016)

Property and equipment, net	$8,637,811	$4,650,229

Deprecation and amortization expense was $1,304,959, $1,380,803 and $497,083 for the years ended December 31, 2001, 2000 and 1999, respectively, and is included in selling, general, and administrative expenses.

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001, 2000 and 1999

The capitalized cost of equipment under capital leases, which is included in data processing equipment in the accompanying consolidated balance sheets, was as follows at December 31:

	2001	2000
Property and equipment	$619,269	$619,269
Less accumulated depreciation	(398,105)	(292,597)

	$221,164	$326,672

5.    Database Development Costs

Database development costs for the year ended December 31, 2001 and 2000 are as follows:

	2001	2000
Eviction data	$6,083,035	$4,019,443
Less accumulated amortization	(1,693,694)	(949,718)

Database development costs	$4,389,341	$3,069,725

Amortization expense of $743,976, $556,583 and $289,757 for the years ended December 31, 2001, 2000 and 1999, respectively, is included in selling, general and administrative expenses.

6.    Goodwill and Intangible Assets

Goodwill and other intangible assets for the year ended December 31, 2001 and 2000 are as follows:

	2001	2000
Goodwill	$37,514,777	$9,632,760
Less accumulated amortization	(806,965)	(453,572)

Goodwill, net	$36,707,812	$9,179,188

Intangible assets:
Customer Lists	$2,500,802	$—
Noncompete agreements	275,000	275,000

	2,775,802	275,000

Less accumulated amortization	(327,100)	(238,194)

Intangible assets, net	$2,448,702	$36,806

Goodwill amortization expense was $353,392, $179,582 and $90,445 for the years ended December 31, 2001, 2000 and 1999, respectively, and is included in selling, general, and administrative expenses. Other intangible asset amortization of $88,906, $58,333 and $45,833 for the years ended December 31, 2001, 2000 and 1999, respectively, is included in selling, general, and administrative expenses.

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001, 2000 and 1999

7.    Debt

Long-term debt consists of the following at December 31:

	2001	2000
Term note:
Interest rate of 8%, principal and interest payments monthly of $30,415, matures September 2005	$1,179,070	$1,438,347
Term note with related party:
Interest at prime (4.75% and 9.5% at December 31, 2001 and 2000, respectively) principal payments annually at $750,000 interest quarterly, matures April 2003	860,870	1,610,870
Line of credit:
Interest at 8.5%, matures in 2001	—	217,210
Term note:
Interest at 8%, matures in 2001	—	353,104
Capital leases:
Various interest rates and maturities through 2006	332,178	237,160

	2,372,118	3,856,691
Less current portion of long-term debt	1,213,405	1,595,792

	$1,158,713	$2,260,899

Aggregate maturities of long-term borrowings over the next five years are as follows:

Year Ending December 31,	Total
2002	$1,213,405
2003	507,806
2004	370,272
2005	278,151
2006	2,484

Total	$2,372,118

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001, 2000 and 1999

8.    Income Taxes

Income taxes are summarized as follows:

	2001	2000	1999
Current:
Federal	$(1,070,394)	(151,266)	$(488,394)
State	11,346	12,880	38,824

	(1,059,048)	(138,386)	(449,570)

Deferred:
Federal	954,737	$317,317	284,463
State	45,413	87,407	(72,460)

	1,000,150	404,724	212,003

	$(58,898)	$266,338	$(237,567)

Income taxes differ from the amounts computed by applying the federal income tax rate of 35.0%. A reconciliation of this difference is as follows:

	2001	2000	1999
Taxes calculated at federal rate	$(223,372)	$110,899	$(200,858)
Amortization expense	93,705	52,859	31,656
State taxes, net of federal benefit	36,894	65,187	(21,863)
Exclusion of certain meals and entertainment expenses	29,860	34,433	24,207
Other items, net	4,015	2,960	(70,709)

	$(58,898)	$266,338	$(237,567)

The primary components of temporary differences that give rise to the Company’s net deferred tax asset (liability) are as follows:

	2001	2000
Deferred tax assets:
State net operating loss carryforwards	$231,998	$101,020
State tax	56,923	16,678
Bad debt reserves	237,746	172,211
Accrued expenses and loss reserves	207,368	62,860

	734,035	352,769
Deferred tax liabilities:
Depreciable and amortizable assets	2,553,200	842,258
Other	8,915	600

	2,562,115	842,858

Net deferred tax liability	$(1,828,080)	$(490,089)

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001, 2000 and 1999

The aggregate state tax net operating losses are approximately $230,000 for state income tax purposes and begin to expire in 2003.

9.    Employee Benefits

Employees of the Company are included in the benefit plans of the Parent. Employees of the Company are eligible to participate in The First American Corporation 401(k) Savings Plan (the Savings Plan), which is available to substantially all employees. The Savings Plan allows for employee-elective contributions up to the maximum deductible amount as determined by the Internal Revenue Code. The Company makes contributions to the Savings Plan based on profitability, as well as contributions of the participants. The Company’s expense related to the Savings Plan amounted to $163,261, $106,288 and $95,448 for the years ended December 31, 2001, 2000 and 1999, respectively.

Employees of the Company are also included as part of the Parent’s pension plan. The Company charged to expense payments to the pension plan of approximately $136,000, $106,000 and $239,000 for the years ended December 31, 2001, 2000 and 1999, respectively. This defined benefit plan covers substantially all of the Company’s employees. The actuarial present value of accumulated plan benefits and net assets available for benefits to the Company’s employees under this plan is not readily available.

10.    Related Parties

The Parent and certain affiliates provide legal, financial, technology and other administrative services to the Company. The Company recognized $1,377,746, $1,860,390 and $1,945,258 in selling, general and administrative expense in 2001, 2000 and 1999, respectively relating to these services.

The Parent has contributed certain operations relating to businesses acquired and has also forgiven certain amounts owed by the Company in connection with the acquisitions and in the funding of operations of the Company. Amounts contributed were approximately $35.2 million, $6.1 million and $8.4 million for the years ended December 31, 2001, 2000 and 1999, respectively. These amounts have been treated as additional paid in capital in the accompanying financial statements.

11.    Commitments and Contingencies

Operating Leases

The Company leases certain office facilities, automobiles and equipment under operating leases, which, for the most part, are renewable. The majority of these leases also provide that the Company will pay insurance and taxes. Rent expense under operating leases was $1,868,573, $880,433 and $970,837 for the years ended December 31, 2001, 2000 and 1999, respectively.

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001, 2000 and 1999

Future minimum rental payments under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of December 31, 2001, are as follows:

Year Ending December 31,
2002	$1,549,580
2003	1,394,450
2004	1,017,217
2005	1,020,589
2006	917,048
Thereafter	891,818

$6,790,702

Litigation

The Company is involved in numerous routine legal proceedings related to its operations. While the ultimate disposition of each proceeding is not determinable, the Company does not believe that any of such proceedings will have a material adverse effect on its financial condition, results of operations or cash flows.

12.    Subsequent Event

Subsequent to year end, the Parent purchased American Driving Records, Inc., Employee Health Programs, Inc. and SafeRent, Inc. and contributed the operations to the Company. The total purchase price for these acquisitions was $87 million. The allocation of purchase price is as follows:

Goodwill	$73,637,204
Customer lists	8,986,928
Other assets	14,410,466
Liabilities	(10,034,598)

Total Purchase Price	$87,000,000

Pro Forma results of operations assuming the acquisitions were consummated on January 1, 1999 is as follows:

	2001	2000	1999
Service revenues	$116,572,859	$104,253,799	$78,508,361

Net loss	$(1,898,254)	$(1,991,444)	$(1,766,197)

THE FAST DIVISION
(a wholly-owned division of The First American Corporation)

NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001, 2000 and 1999

Event (Unaudited) Subsequent to the Date of the Independent Accountants Report

An Agreement and Plan of Merger dated as of December 13, 2002 has been entered into by and among The First American Corporation, US SEARCH, First Advantage Corporation (“First Advantage”) and Stockholm Seven Merger Corp. (the “Merger Agreement”). Pursuant to the Merger Agreement, First Advantage, a newly-formed holding company, will acquire US SEARCH and the six subsidiaries of First American that comprise the FAST division, each via reverse triangular merger. In connection with the transactions contemplated by the Merger Agreement, the stockholders of US SEARCH will receive shares of First Advantage Class A common stock representing approximately 20% of the outstanding equity of First Advantage, and First American receive shares of First Advantage Class B common stock representing approximately 80% of First Advantage. The Class A common stock will have one vote per share and the Class B common stock will have ten votes per share on matters presented to the First Advantage stockholders for a vote.

The following is a copy of a report previously issued by Arthur Andersen LLP and has not been reissued by Arthur Andersen LLP.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
    SAFERENT, INC.:

We have audited the accompanying balance sheets of SAFERENT, INC. (a Delaware corporation) as of December 31, 2001 and 2000, and the related statements of operations, owners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SAFERENT, INC., as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

/S/    ARTHUR ANDERSEN LLP

Denver, Colorado,
    March 8, 2002.

SAFERENT, INC.

BALANCE SHEETS

	As of December 31,
	2001	2000
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$8,869,112	$2,056,967
Short-term investments	50,000	50,000
Accounts receivable, net of allowance of $26,803 and $7,611, respectively	1,351,424	613,439
Prepaid expenses	119,773	267,635
Other current assets	10,337	38,574

Total current assets	10,400,646	3,026,615
PROPERTY AND EQUIPMENT, net of accumulated depreciation of $738,929 and $277,350, respectively	917,785	1,024,573
OTHER ASSETS:
Deposits	24,350	19,962
Software and other intangible assets, net of accumulated amortization of $1,439,086 and $503,498, respectively	1,756,626	1,940,141

Total assets	$13,099,407	$6,011,291

LIABILITIES AND OWNERS’ EQUITY
CURRENT LIABILITIES:
Convertible notes to owners, net of discount	$—	$2,668,473
Accounts payable	604,900	911,154
Accrued employee expenses	616,019	228,717
Accrued interest	—	21,983
Other accrued expenses	231,296	244,716

Total current liabilities	1,452,215	4,075,043

COMMITMENTS AND CONTINGENCIES
OWNERS’ EQUITY (Notes 1 and 6):
Series C mandatorily redeemable convertible preferred stock, $0.001 par value, 8,650,000 shares authorized; 6,473,770 shares issued and outstanding at December 31, 2001; liquidation preference of $58,911,307	17,595,737	—
Series A convertible preferred stock, $0.001 par value. 1,858,493 shares authorized, issued and outstanding; liquidation preference of $2,174,437	2,174,437	2,174,437
Series B convertible preferred stock, $0.001 par value. 1,459,897 shares authorized; 1,450,462 shares issued and outstanding: liquidation preference of $7,687,449	7,687,449	7,687,449
Common stock, $0.001 par value, 25,000,000 authorized; 1,859,222 and 1,858,493 shares issued and outstanding, respectively	1,859	1,858
Paid-in capital	(2,282,095)	(2,759,631)
Options and warrants	1,042,924	746,482
Deferred compensation	(35,272)	—
Accumulated deficit	(14,537,847)	(5,914,347)

Total owners’ equity	11,647,192	1,936,248

Total liabilities and owners’ equity	$13,099,407	$6,011,291

The accompanying notes are an integral part of these balance sheets.

SAFERENT, INC.

STATEMENTS OF OPERATIONS

	For the Year Ended December 31,
	2001	2000
Net sales	$9,466,190	$4,763,055

Operating expenses:
Data acquisition costs	3,026,784	2,573,718
General and administrative	7,056,550	6,084,290
Sales and marketing	5,657,042	3,263,650

Total operating expenses	15,740,376	11,921,658

Operating loss	(6,274,186)	(7,158,503)

Other income (expense):
Interest income	196,359	93,503
Interest expense	(1,077,738)	(111,861)
Loss on disposal of property and intangible assets	—	(385,257)

Total other (expense)	(881,379)	(403,615)
Income tax provision (Note 7)	—	—

Net loss	$(7,155,565)	$(7,562,218)

The accompanying notes are an integral part of these statements.

SAFERENT, INC.

STATEMENTS OF OWNERS’ EQUITY

For the years ended December 31, 2001 and 2000

	Series C Mandatorily Redeemable Convertible Preferred Stock		Members’ Capital		Series A Convertible Preferred Stock		Series B Convertible Preferred Stock		Common Stock		Paid-in Capital	Options and Warrants	Deferred Compensation	Accumulated Deficit	Total
	Shares	Amount	Units	Amount	Shares	Amount	Shares	Amount	Shares	Amount
BALANCES, December 31, 1999	—	$—	3,614,085	$3,614,085	—	$—	—	$—	—	$—	$—	$—	$—	$(3,060,174)	$533,911
Members’ contributions	—	—	102,901	720,303	—	—	—	—	—	—	—	—	—	—	720,303
Net loss from January 1, 2000 through April 13, 2000	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,647,871)	(1,647,871)
Adjustment to reclassify undistributed losses to paid-in-capital upon termination of limited liability company status and to record conversion of Members’ Capital	—	—	(3.716,986)	(4,334,388)	1,858,493	2,174,437	—	—	1,858,493	1,858	(2,549,952)	—	—	4,708,045	—
Issuance of Series B preferred stock for cash on April 17, 2000 at $5.30 per share	—	—	—	—	—	—	1,450,462	7,687,449	—	—	(194,679)	—	—	—	7,492,770
Issuance of warrant to an investment banking firm in exchange for services related to the Series B preferred offering	—	—	—	—	—	—	—	—	—	—	(15,000)	15,000	—	—	—
Issuance of warrant to lender related to debt financing	—	—	—	—	—	—	—	—	—	—	—	38,770	—	—	38,770
Issuance of warrants to customers	—	—	—	—	—	—	—	—	—	—	—	63,325			63,325
Issuance of warrants in conjunction with Convertible Notes payable to owners	—	—	—	—	—	—	—	—	—	—	—	629,387	—	—	629,387
Net loss from April 14, 2000 through December 31, 2000	—	—	—	—	—	—	—	—	—	—	—	—	—	(5,914,347)	(5,914,347)

BALANCES, December 31, 2000	—	—	—	—	1,858,493	2,174,437	1,450,462	7,687,449	1,858,493	1,858	(2,759,631)	746,482	—	(5,914,347)	1,936,248
Issuance of warrants in conjunction with Convertible Notes payable to owners	—	—	—	—	—	—	—	—	—	—	—	211,394	—	—	211,394
Issuance of Series C preferred stock for conversion of Convertible Notes payable to owners at $2.60 per share	1,762,070	4,581,382	—	—	—	—	—	—	—	—	—	—	—	—	4,581,382
Issuance of Series C preferred stock for cash in 2001 at $2.60 per share	4,711,301	12,249,383	—	—	—	—	—	—	—	—	(228,087)	—	—	—	12,021,296
Exercise of employee stock options	399	1,037	—	—	—	—	—	—	729	1	1,623	—	—	—	2,661
Issuance of warrants to lender related to debt financing	—	—	—	—	—	—	—	—	—	—	—	37,520	—	—	37,520
Issuance of warrants to customers	—	—	—	—	—	—	—	—	—	—	—	(49,260)	—	—	(49,260)
Deferred compensation	—	—	—	—	—	—	—	—	—	—	—	96,788	(96,788)	—	—
Amortization of deferred compensation for non-employee options	—	—	—	—	—	—	—	—	—	—	—	—	61,516	—	61,516
Accretion of mandatorily redeemable feature of preferred stock	—	763,935	—	—	—	—	—	—	—	—	—	—	—	(763,935)	—
Deemed dividend for additional shares issuable under anti-dilution provisions at fair value	—	—	—	—	—	—	—	—	—	—	704,000	—	—	(704,000)	—
Net loss	—	—	—	—	—	—	—	—	—	—	—	—	—	(7,155,565)	(7,155,565)

BALANCES, December 31, 2001	6,473,770	$17,595,737	—	—	1,858,493	$2,174,437	1,450,462	$7,687,449	1,859,222	$1,859	$(2,282,095)	$1,042,924	$(35,272)	$(14,537,847)	$11,647,192

SAFERENT, INC.

STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2001	2000
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(7,155,565)	$(7,562,218)
Adjustments to reconcile net loss to net cash used in operating activities—
Depreciation and amortization	1,397,167	802,707
Loss on disposal of assets	—	385,257
Warrants issued to customers	(49,260)	63,325
Provision for bad debt	19,192	7,611
Amortization of deferred compensation	61,516	—
Non-cash interest expense	1,087,593	60,860
Changes in operating assets and liabilities—
Accounts receivable, prepaids and other assets	(611,236)	(642,888)
Accounts payable and other liabilities	45,645	983,957

Net cash used in operating activities	(5,204,938)	(5,901,389)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(354,791)	(1,071,880)
Purchases of software and other intangibles	(301,804)	(332,836)
Cost of software developed for internal use	(450,269)	(1,785,265)
Purchases of short-term investments	—	(50,000)

Net cash used in investing activities	(1,106,864)	(3,239,981)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from note payable to related party	—	200,000
Payments on note payable to related party	—	(265,920)
Proceeds from borrowings	—	1,115,000
Payments on borrowings	—	(1,115,000)
Proceeds from convertible notes to owners	1,100,000	3,250,000
Borrowing on line of credit	799,000	300,000
Payments on line of credit	(799,000)	(300,000)
Payment of consulting fee note payable to related party	—	(300,000)
Capital contributions from owners	—	720,303
Proceeds from exercise of options	2,661	—
Proceeds from sale of Series B preferred stock	—	7,687,449
Proceeds from sale of Series C preferred stock	12,249,383	—
Preferred stock offering costs	(228,087)	(194,679)

Net cash provided by financing activities	13,123,957	11,097,153

NET INCREASE IN CASH AND CASH EQUIVALENTS	6,812,145	1,955,783
CASH AND CASH EQUIVALENTS, beginning of year	2,056,967	101,184

CASH AND CASH EQUIVALENTS, end of year	$8,869,112	$2,056,967

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$12,127	$42,070

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Warrants issued for services related to debt financing	$37,520	$38,770

Warrants issued in conjunction with the Convertible Notes	$211,394	$629,387

Conversion of convertible notes and accrued interest to Series C preferred stock	$4,581,382	$—

The accompanying notes are an integral part of these statements.

SAFERENT, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

1.    Organization and Operations

SAFERENT, LLC (“LLC”) was formed in October 1998, as a Colorado limited liability company, by three members; SafeRent Investment, LLC (“SRI”), Archstone Financial Services, Inc. (“Archstone”), and Linda Bush (collectively, the “Members”). The Company converted to a Delaware limited liability company on May 6, 1999. On April 14, 2000, the LLC entered into the Conversion Plan and Agreement with the Members to convert the LLC to SafeRent, Inc. (the “Company”), a Delaware corporation, and dissolve the LLC. As a result of the conversion, fifty percent of the units held by each Member were converted into Series A Preferred Stock on the basis of one share of Series A Preferred Stock for each unit, and fifty percent of the units held by each Member were converted into Common Stock of the Company, on the basis of one share of Common Stock for each unit (Note 6).

The Company was created to provide services to multi-family property owners and managers throughout the United States. The Company developed an Internet-based tool for managing the credit risk associated with multi-family housing applicants whereby the Company earns a fee each time one of its customers screens an applicant utilizing the Company’s system. The Company has also begun the process of developing other products to increase the operational efficiency of property managers and owners.

Risks and Uncertainties

The Company is subject to various risks and uncertainties frequently encountered by companies in the new and rapidly evolving market for Internet-based products and services. Such risks and uncertainties include, but are not limited to, its limited operating history, an evolving business model, the need for additional capital until the Company is able to generate positive cash flow, and the management of rapid growth. To address these risks, the Company must, among other things, maintain and increase its customer base, implement and successfully execute its business and marketing strategy, continue to develop and upgrade its technology, provide superior customer service, attract, retain and motivate qualified personnel and obtain sufficient capital.

The Company has not yet achieved profitability and expects to incur net losses through at least 2002. The Company incurred net losses of $7,155,565 and $7,562,218 for the years ended December 31, 2001 and 2000, respectively. The Company had a working capital surplus of $8,948,431 as of December 31, 2001 and a working capital deficit of $1,048,428 as of December 31, 2000. The Company has not generated sufficient revenue to cover the substantial amounts spent to create, launch and enhance its technology and services. If the Company’s revenue does not increase substantially, the Company may never become profitable. Even if the Company does achieve profitability in the future, it may not sustain or increase its profitability.

The Company has historically funded its operations through capital contributions and issuance of preferred stock.

Member’s Equity

During 2000, the Members made capital contributions to the Company in the form of cash in exchange for membership units in the LLC.

2.    Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions. These estimates affect the reported

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NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk are primarily cash and cash equivalents and accounts receivable. The Company maintains its cash balances in the form of bank demand deposits with financial institutions that management believes are creditworthy. The Company establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information. The Company has no significant financial instruments with off-balance sheet risk of accounting loss, such as foreign exchange contracts, option contracts or other foreign currency hedging arrangements.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Short-Term Investments

The Company held short-term investments totaling $50,000 as of December 31, 2001 and 2000, in the form of certificate of deposits with original maturity dates of four months. The investments are considered trading securities and are reported at fair value with any unrealized gains and losses included in earnings.

Impairment of Long-Lived Assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Impairment is indicated when the carrying amount of the assets is greater than amounts recoverable from future undiscounted cash flows. Due to the high level of uncertainty associated with any entity dependent upon technology for the delivery of its services, it is reasonably possible that an analysis of the Company’s long-lived assets at a future date would indicate that they are impaired.

Revenue Recognition

The Company generates revenue from applicant screening and related services. The Company recognizes revenue when there is persuasive evidence of an arrangement, when the service has been delivered, which is generally at the time the service is transacted via the Internet, when collection is probable, and the fee is fixed or determinable. The Company establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information.

In addition, the Company has contingent revenue which is dependent upon certain cost savings guaranteed to certain customers (Note 10). The Company recognizes the contingent revenue when management believes the achievement of the specified target that triggers the contingency is probable of being earned. Currently, this revenue is recognized at the same time as the other revenue arrangements.

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NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

Software Development Costs

On March 4, 1998, the American Institute of Certified Public Accountants issued Statement of Position 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use” (“SOP 98-1”). SOP 98-1 establishes standards for the capitalization of costs related to internal use software. In general, costs incurred during the development state are capitalized, and costs incurred during the preliminary project (planning stage) and post-implementation (operation) stages are expensed. For the years ended December 31, 2001 and 2000, the Company capitalized $450,269 and $1,785,265, respectively, related to software development costs incurred during the development stage. These costs are classified as software and other intangibles in the accompanying financial statements. Costs incurred to develop software are amortized using the straight-line method over three years.

Income Taxes

The Company was originally formed as a limited liability company. Accordingly, no income tax provision is made in the financial statements as of and through April 13, 2000, as any income or loss is included in the tax returns of the Members. Upon incorporation on April 14, 2000, the Company is a C-Corporation for federal and state income tax reporting purposes and adopted Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statements and tax bases of assets and liabilities using current tax rates. Effects of changes in enacted tax laws on deferred tax assets and liabilities are reflected as adjustments to the tax provision or benefit in the period of enactment. Net deferred tax assets are reduced by a valuation allowance if it is likely that all or a portion of the net deferred tax asset will not be realized.

Stock-Based Compensation

The Company accounts for stock-based compensation under the provisions of Accounting Principles Board Opinion No. 25 (“APB No. 25”) and related interpretations. Accordingly, no expense is generally recorded for grants of stock or stock equivalents with an exercise price or issue price equal to or greater than the fair value of the underlying security on the date of grant. The Company has adopted the disclosure provisions of SFAS No. 123 “Accounting for Stock-Based Compensation” for grants to employees. The Company applies SFAS No. 123 and related interpretations to grants of equity-based instruments to non-employees.

Comprehensive Income

Comprehensive income includes all changes in equity during a period from non-owner sources. For the years ended December 31, 2001 and 2000, the Company has not had any transactions that are required to be reported as adjustments to reported net loss to determine comprehensive income (loss).

Advertising Costs

The Company expenses advertising costs as incurred. For the years ended December 31, 2001 and 2000, the Company incurred $269,994 and $157,169, respectively, of advertising costs.

Recently Issued Accounting Pronouncements

In June 2001, SFAS No. 142, “Goodwill and Other Intangible Assets,” was issued and requires that goodwill and intangible assets with indefinite useful lives no longer be amortized but instead be reviewed

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NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

annually for impairment using a fair-value based approach. Intangible assets that have a finite life will continue to be amortized over their respective estimated useful lives. SFAS No. 142 is effective for all fiscal years beginning after December 15, 2001, with early application permitted. Management believes adoption will not have a material impact on the Company’s financial statements.

In June 2001, SFAS No. 143, “Accounting for Asset Retirement Obligations,” was issued. SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs and is effective for fiscal years beginning after June 15, 2002. Management believes adoption will not have a material impact on the Company’s financial statements.

The Financial Accounting Standards Board issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” dated August 2001, which supercedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of.” SFAS No. 144 requires that one accounting model be used for long-lived assets to be disposed of by sale, whether previously held and used or newly acquired, and it broadens the presentation of discontinued operations to include more disposal transactions. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001 and management believes adoption of will not have a material impact on the Company’s financial statements.

3.    Property and Equipment

As of December 31, 2001 and 2000, property and equipment consisted of the following:

	2001	2000
Computer equipment	$1,579,460	$1,239,698
Furniture and fixtures	77,254	62,225

	1,656,714	1,301,923
Less—accumulated depreciation	(738,929)	(277,350)

Property and equipment, net	$917,785	$1,024,573

Property and equipment are recorded at cost. Depreciation is computed using the straight-line method based on an estimated useful life of three to five years. Maintenance and repairs are expensed as incurred. Depreciation expense was $461,579 and $254,336, respectively, for the years ended December 31, 2001 and 2000.

4.    Software and Other Intangible Assets

As of December 31, 2001 and 2000, software and other intangible assets consisted of the following:

	2001	2000
Purchased Software	$695,092	$393,288
Applicant Screening Development Software	810,749	750,973
Customer Care System Software	535,632	345,139
Collections Development Software	97,471	97,471
Application Platform Development	964,850	764,850
Criminal Search Development Software	83,826	83,826
Patent	8,092	8,092

	3,195,712	2,443,639
Less—accumulated amortization	(1,439,086)	(503,498)

Software and other intangible assets, net	$1,756,626	$1,940,141

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NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

Software and other intangible assets are recorded at cost. In general, costs incurred during the development stage are capitalized, and costs incurred during the preliminary project (planning stage) and post-implementation (operation) stages are expensed. Once placed in service, amortization is computed using the straight-line method of accounting based on an estimated useful life of three years. Amortization expense was $935,588 and $548,371, respectively, for the years ended December 31, 2001 and 2000.

5.    Notes Payable

Related Party

During 2000, the Company has a financing arrangement with Archstone, who agreed to provide financing based on a percentage of current accounts receivable. The aggregate principal balance outstanding inclusive of accrued interest, could not exceed the lesser of $750,000 or 70% of the then current accounts receivable balance due to the Company. Principal was due and payable on or before December 31, 2000 plus interest at the rate of 18%. The note was secured by the current balance of customer receivables. The outstanding principal and interest totaling $269,779 was paid during 2000. The interest paid on this note for the year ended December 31, 2000 was $3,859.

At December 31, 1999, the Company had a note payable to Archstone in the amount of $300,000 with interest at the rate of 8%. The balance represents consideration for the performance of certain services for the benefit of the Company in the amount of $25,000 per month for the period beginning January 1, 1999 through December 31, 1999. During 2000, the Company paid the outstanding principal and interest totaling $320,285.

On February 17, 2000 and March 1, 2000, the Company entered into several Subordinated Convertible Term Note Agreements (“Notes”) with three related parties at various amounts totaling $1,115,000. The Notes accrued interest at 12% and matured on July 1, 2000. The Notes were convertible at the option of the holder into units of the Company at a conversion price equal to the lesser of (a) $7.00 or (b) the Unit Value as defined in the Operating Agreement. All outstanding principal and interest totaling $1,128,471 was paid during the year ended December 31, 2000, prior to any conversions.

Convertible Notes to Owners—Related Party

In December 2000, the Company entered into the Convertible Note and Warrant Purchase Agreement (“Convertible Notes”) with certain existing stockholders to purchase up to the aggregate principal amount of $6,000,000 of the Company’s unsecured, convertible promissory notes and warrants to purchase preferred stock of the Company. As of December 31, 2000, the Company had issued $3,250,000 in Convertible Notes. In January 2001, the Company issued an additional $1,100,000 in Convertible Notes. The Convertible Notes accrued interest at 12%, and matured on the earlier of June 30, 2001 or the date of the Next Equity Financing, as defined below. Upon the closing of the Next Equity Financing, all of the outstanding principal and accrued interest was to be converted into shares of the Company’s Next Equity Financing. The number of shares of equity securities to be issued upon such conversion was to be equal to the quotient obtained by dividing (i) the amount of the principal and interest on the Convertible Notes being converted by (ii) the price per share of the equity securities in the Next Equity Financing. If the Next Equity Financing was not consummated by June 30, 2001, the Convertible Notes were then convertible, at the option of the Holder, into the Company’s Series B Convertible Preferred Stock (“Series B Preferred Stock”). The price per share of such equity securities would have been the then effective conversion price of the Series B Preferred Stock. In June 2001, the Company consummated the Next Equity Financing and the Convertible Notes totaling $4,581,382, including $231,382 of accrued non-cash interest, were converted into Series C Mandatorily Redeemable Preferred Stock (Note 6).

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NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

In connection with the issuance of the Convertible Notes, the purchasers received a warrant to purchase preferred stock (the “Warrants”), with an exercise price equal to the purchase price per share of the preferred stock issued in the next round of financing in which the Company receives at least $5,000,000 (or some lesser amount if approved in writing by the holders) (“Next Equity Financing”). The number of shares is determined based on a formula. If the Next Equity Financing were not completed by June 30, 2001, the Warrants would have been exercisable for shares of Series B Preferred Stock at its then effective conversion price. In June 2001, the Company consummated the Next Equity Financing (“Series C Offering”) and the Warrants exercise price was determined to be $2.60 and the number of shares of Series C Mandatorily Redeemable Preferred Stock which can be purchased with the Warrants totaled 669,238.

The Company allocated $629,387 and $211,394 of the Convertible Notes proceeds to the Warrants issued in December 2000 and January 2001, respectively, and recorded a debt discount. The debt discounts are amortized to interest expense over the term of the Convertible Notes using the effective interest method. For the years ended December 31, 2001 and 2000, the Company recorded $792,921 and $47,860, respectively, of non-cash interest expense using an effective annual interest rate equal to approximately 44%.

Loan and Security Agreement

On August 25, 2000, the Company entered into a Loan and Security Agreement with Silicon Valley Bank (“Loan Agreement”). Under the Loan Agreement, the Company had a $1,000,000 line of credit and a $750,000 equipment line. The line of credit accrued interest at prime plus 1.25%. The equipment line accrued interest at the 3 year US treasury note plus 3.25% and the Company could borrow up to a maximum of six loans (with a minimum defined amount) prior to February 25, 2001, with maturity of the individual loans occurring 36 months from the date the loan is drawn. During 2000, the Company borrowed $300,000 on the line of credit and paid $301,254, including $1,254 in interest. During 2001, the Company borrowed $799,000 on the line of credit and paid $811,122, including $12,122 in interest. The line of credit matured in August 2001.

In March 2001, the Company entered into a $500,000 bridge loan with Silicon Valley Bank (“Bridge Loan”). The Bridge Loan accrued interest at prime plus 1.50% and matured at the earlier of 60 days from funding the Bridge Loan or June 30, 2001. During the year ended December 31, 2001, the Company did not borrow under the Bridge Loan. In connection with the Bridge Loan, the Company issued a warrant (Note 6) which was accounted for as deferred financing costs and amortized to interest expense.

6.    Owners’ Equity

Initial Formation

The Company was initially formed by the three Members. On April 14, 2000, the LLC entered into the Conversion Plan and Agreement with the Members to convert the LLC to a corporation. As a result of the conversion, fifty percent of the units held by each Member was converted into Series A Convertible Preferred Stock and fifty percent of the units held by each Member was converted into Common Stock, each on a one for one basis per unit.

Convertible Preferred Stock

In April 2000, the Company authorized the issuance of up to 3,658,493 shares of Preferred Stock with a par value of $0.001 per share. Of these authorized shares, 1,858,493 shares were designated as Series A Convertible

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NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

Preferred Stock (“Series A Preferred Stock”) and 1,800,000 shares were designated as Series B Convertible Preferred Stock (“Series B Preferred Stock”). On August 31, 2000, the Company amended the amount of authorized Preferred Shares to 3,350,612, of which 1,858,493 were designated as Series A Preferred Stock and 1,492,119 shares were designated as Series B Preferred Stock.

Series A Preferred Stock

As a result of the Conversion Plan and Agreement, fifty percent of the Members’ units were converted into 1,858,493 shares of Series A Preferred Stock.

Each share of the Series A Preferred Stock is convertible to Common Stock at a conversion price of $1.17 per shares (“Series A Conversion Rate”) for purchases of an optional or automatic conversion, subject to certain adjustments, including anti-dilution provisions. All outstanding shares of Series A Preferred Stock convert at the option of the holder or automatically convert to Common Stock immediately prior to the closing of a Qualified Public Offering (defined as a firm commitment underwritten public offering of the shares of Common Stock pursuant to a registration statement filed under the Securities Act of 1933, with aggregate offering proceeds of not less than $25 million) or upon written consent of the holders of at least seventy percent of the then-outstanding shares of the Series A Preferred Stock.

In the event of a liquidation of the Company, the holders of Series A Preferred Stock are entitled to a liquidation preference of $1.17 per share, subject to adjustments as defined, plus an eight percent cumulative annual preferential return.

The holders of Series A Preferred Stock are entitled to a dividend when and if declared by the Board of Directors, as well as in an amount equal to, on an as-if converted basis, any dividends or distributions declared or paid on any Common Stock.

Each of the Series A Preferred Stock votes equally with common stockholders as a single class, and is entitled to the number of votes equal to the number of shares of Common Stock into which the Series A Preferred Stock is convertible.

Series B Preferred Stock

In April 2000, the Company issued 1,450,462 shares of Series B Preferred Stock with a par value of $0.001 and purchase price of $5.30 per share. Total proceeds were $7,492,770, net of offering costs totaling $194,679.

Each share of the Series B Preferred Stock is convertible to Common Stock at a conversion price of $5.30 per share (“Series B Conversion Rate”) for purposes of an optional or automatic conversion, subject to certain adjustments, including anti-dilution provisions. Upon the issuance of the Series C Mandatorily Redeemable Preferred Stock the conversion price was adjusted to $3.859 due to the anti-dilution provisions. All outstanding shares of Series B Preferred Stock convert at the option of the holder or automatically convert to Common Stock immediately prior to the closing of a Qualified Public Offering or upon written consent of the holders of at least seventy percent of the then-outstanding shares of the Series B Preferred Stock.

In the event of a liquidation of the Company, the holders of Series B Preferred Stock are entitled to a liquidation preference of $5.30 per shares, subject to adjustments as defined, plus an eight percent cumulative annual preferential return. If the assets and funds of the Company available for distribution are insufficient to

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NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

perform the payment to the Series A Preferred and Series B Preferred holders of the full preferential amount, then the assets and funds will be distributed ratable among the Series A Preferred and Series B Preferred holders.

The holders of Series B Preferred Stock are entitled to a dividend when and if declared by the Board of Directors, as well as in an amount equal to, on an as-if converted basis, any dividends or distributions declared or paid on any Common Stock.

Each share of Series B Preferred Stock votes equally with common stockholders as a single class, and is entitled to the number of votes equal to the number of shares of Common Stock into which the Series B Preferred Stock is convertible.

The restated certificate of incorporation contains certain protective provisions regarding significant business decisions affecting the Company’s future operations such as to take any action that increases the number of authorized shares of Series A Preferred Stock and Series B Preferred Stock, or materially changes the preferences, rights, and privileges; authorize or issue any class or series of stock having any preference or priority over Series A Preferred Stock and Series B Preferred Stock; liquidation of the Company or enter into a merger or asset sale; or increase the cumulative number of shares of Common Stock authorized for issuance to employees, directors or consultants pursuant to stock option plans.

Series C Mandatorily Redeemable Convertible Preferred Stock

On June 1, 2001 and July 31, 2001, the Company consummated two Series C Offerings and issued 6,473,371 shares of Series C Mandatorily Redeemable Preferred Stock (“Series C Preferred Stock”) with a par value of $0.001 and purchase price of $2.60 per share. Of the 6,473,371 shares issued, 1,762,070 shares were issued in connection with the conversion of the Convertible Notes (Note 5). Total cash consideration amounted to $12,021,296, net of issuance costs of $228,087.

In conjunction with the closing of the Series C Offering, the Company authorized the issuance of 25,000,000 shares of Common Stock, par value $0.001 and 11,968,390 shares of Preferred Stock, par value $0.001 per share. Of these authorized shares, 1,858,493 shares were designated as Series A Preferred Stock, 1,459,897 shares were designated as Series B Preferred Stock and 8,650,000 shares were designated as Series C Preferred Stock.

As a result of the issuance of the Series C Preferred Stock, the Series B Conversion Rate was adjusted to $3.859 because of the anti-dilution provisions, which if converted to common stock, would result in the issuance of an additional 541,615 shares of Common Stock. The Company recorded an increase to paid-in-capital and a deemed dividend totaling $704,000 for the additional shares to be issued upon conversion.

Each share of Series C Preferred Stock is convertible to Common Stock at a conversion price of $2.60 per share for purposes of an optional or automatic conversion, subject to certain adjustments, including anti-dilution provisions. All outstanding shares of Series C Preferred Stock convert at the option of the holder or automatically convert to Common Stock immediately prior to the closing of a Qualified Public Offering or upon written consent of the holders of at least seventy percent of the then-outstanding shares of the Series C Preferred Stock.

In the event of liquidation of the Company, the holders of Series C Preferred Stock shall be entitled to receive, on a pari passu basis, in preference to the holders of the Series A Preferred Stock, Series B Preferred

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NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

Stock and Common Stock, 3.5 times the sum of the Series C Preferred Stock purchase price plus declared but unpaid dividends. After the payment of the preferences to the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, the remaining assets shall be distributed ratably to the holders of the Common Stock and Series C Preferred Stock on an as-if-converted basis until the holders of the Series C Preferred Stock have received an aggregate per share amount equal to 5.0 times the Series C Preferred Stock purchase price; after that, all remaining assets shall be distributed ratably to the holders of the Common Stock.

The holders of Series C Preferred Stock are entitled to a dividend when and if declared by the Board of Directors, as well as in an amount equal to, on an as-if-converted basis, any dividends or distributions declared or paid on any Common Stock.

The Series C Preferred Stock held by electing shareholders shall be redeemable at any time after the fifth anniversary of the Series C Offering if at least fifty percent of the then-outstanding shares of Series C Preferred Stock elect in writing to redeem the shares or at any time on or after the 15th day following an event of default, as defined. The Series C Preferred Stock shall be redeemable at the Series C Redemption Price defined as the greater of (i) the Series C Preferred Stock purchase price of $2.60 plus an 8% cumulative annual return, compounded annually, plus all unpaid dividends or (ii) the fair market value of the Series C Preferred Stock on the Series C Redemption date. The difference between the proceeds of the Series C Offering and the Series C Redemption Price is being accreted over the period from the date of issuance to the earliest possible redemption date, which is currently in 2006. During the year ended December 31, 2001, the Company recognized accretion of $763,935. The accretion is reflected as a charge against accumulated deficit in the accompanying statement of owners’ equity.

Each share of Series C Preferred Stock votes equally with common stockholders as a single class, and is entitled to the number of votes equal to the number of shares of Common Stock into which the Series C Preferred Stock is convertible.

The restated certificate of incorporation contains certain protective provisions regarding significant business decisions affecting the Company’s future operations such as to take action that increases the number of authorized shares of Series C Preferred Stock; alters or changes the rights, preferences or privileges; redeems or repurchases shares of capital stock of the Company unless the shares of Series C Preferred Stock are first redeemed or repurchased; authorizes or issues any classes or series of stock having any preference or priority over Series C Preferred Stock; increases or decreases the number of directors; dissolves the Company or enters into a merger or asset sale; or increases the cumulative number of shares of Common Stock authorized for issuance to employees, directors or consultants pursuant to stock option plans.

Potential Retroactive Charge for Beneficial Conversion Feature

The Company believes the Series A, Series B and Series C Preferred stocks (“Preferred Stock”) were issued at fair value. Consequently, the financial statements do not reflect a reduction to income available to common stockholders that would be required by accounting principles generally accepted in the United States for any deemed beneficial conversion feature (“BCF”) implicit in the terms of the Preferred Stock. However, if the Company makes a Qualified Public Offering or private sale of its common stock, or equivalents, at a price greater than the conversion price per share of the Preferred Stock series within twelve months of the issuance of the Convertible Preferred Stock, the Securities and Exchange Commission (“SEC”) may assert, in connection with the Qualified Public Offering, that the Preferred Stock does not include a BCF. The SEC may require the

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NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

BCF per preferred share to be measured by the excess of the Qualified Public Offering price, or value received from subsequent sales of common stock, over the price received for the Preferred Stock. If so required, the financial statements would be restated to increase paid-in capital for the aggregate amount of the BCF, and reduce retained earnings (accumulated deficit) for a deemed dividend, also equivalent to the amount assigned to the BCF. The deemed dividend would then be reflected as an increase to the net loss attributable to common stockholders for purposes of calculating loss per share of Common Stock.

Stock Warrants Issued for Services

In August 2000, the Company entered into a warrant agreement with a lender to purchase 9,435 shares of the Company’s Series B Preferred Stock at an exercise price of $5.30. The warrant expires in whole or in part at any time ten years from the date of issuance. The warrant was determined to have a value of $38,770 using the Black-Scholes option pricing model and the following weighted average assumptions: risk-free interest rate of 5.73%, expected life of ten years, expected volatility of 65%, and no expected dividend yield. The fair value of the warrant was recorded as debt issuance costs, included in other current assets in the accompanying balance sheets. The debt issuance costs were amortized to interest expenses over the life of the related debt facility. During the year ended December 31, 2001 and 2000, the Company recorded $25,770 and $13,000 of non-cash interest expense related to the warrant. The original warrant agreement contained anti-dilution provisions such that, when the Company issued the Series C Preferred Stock, the lender was allocated an additional 3,523 shares of Series B Preferred Stock. The additional shares were determined to have a value of $14,404 using the Black-Scholes option pricing model and the following weighted average assumptions: risk-free interest rate of 5.42%, expected life of ten years, expected volatility of 65%, and no expected dividend yield. The fair value of the warrant was recorded as debt issuance costs and amortized to interest expense. During the year ended December 31, 2001, the Company recorded $14,404 of non-cash interest expense related to the additional shares.

In June 2000, the Company issued a warrant to an investment banking firm in exchange for services related to the Series B Preferred Stock offering, to purchase 13,208 shares of Company’s Common Stock at an exercise price of $5.30. The warrant expires in whole or in part at any time five years from the date of issuance. The warrant was determined to have a value of $15,000 using the Black-Scholes option pricing model and the following weighted average assumptions: risk-free interest rate of 6.18%, expected life of five years, expected volatility of 65%, and no expected dividend yield. The fair value of the warrant was recorded as a reduction to paid-in capital.

In April 2001, the Company issued a warrant to a lender to purchase 11,538 shares of the Company’s Series C Preferred Stock at an exercise price of $2.60. The warrant expires in whole or in part at any time ten years from the date of issuance. The warrant was determined to have a value of $23,116 using the Black-Scholes option pricing model and the following weighted average assumptions: risk-free interest rate of 5.35%, expected life of ten years, expected volatility of 65%, and no expected dividend yield. The fair value of the warrant was recorded as debt issuance costs and amortized to interest expense over the life of the related debt facility. During 2001, the Company recorded $23,116 of non-cash interest expense related to the warrant.

Options Issued to Non-employees

In 2001, the Company issued options to non-employees to acquire 38,5000 shares of common stock at an exercise price ranging from $2.65 to $5.30 and 10,000 shares of Series C Preferred Stock at an exercise price of

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NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

$2.60. The options vest over a period of two years. The Company has computed the fair value of all options granted to non-employees using the Black-Scholes option pricing model and the following weighted average assumptions: risk-free interest rate ranging from 5.42% to 6.23%, expected life of ten years, expected volatility of 65%, and no expected dividend yield. The fair value of the options were recorded as deferred compensation in the accompanying statement of owners’ equity and will be amortized to compensation expense over the vesting period. During the year ended December 31, 2001, the Company recorded deferred compensation totaling $96,788 and recognized compensation expense totaling $61,516 for the vested options.

Warrant Program

During 2000, the Company began the SafeRent Warrant Program (“Warrant Program”) whereby 500,000 warrants were set aside to solidify strategic partnerships with certain customers. The Warrant Program began in mid-2000 and was offered to certain apartment management companies and real estate investment trusts, on a first-come, first-serve basis until all 500,000 warrants have been issued. The Company entered into Subscription Agreements with those customers to issues warrants if the customer was among the first to commit to roll out the SafeRent Applicant Screening Program (“Program”) throughout its portfolio by a certain date. Those customers who met these requirements received a warrant to purchase one-half of a share of the Company’s Common Stock for each apartment unit committed.

During 2000, under the Warrant Program, the Company issued five warrants to purchase a total of 165,303 shares of the Company’s Common Stock at a purchase price of $5.30 per share. Four of the warrants vest and become exercisable, in equal installments over a three-year period, as long as at the end of each such year, all of the customers’ properties associated with the property units committed to the Program have engaged in active, fee generating usage of the Program, during each of the 12 months of the preceding year. Any portion of the warrant which has not vested at the end of any one-year period, reverts back to the Company. All warrants terminate five years from the date of issuance.

The other warrant vests and becomes exercisable in equal installments over a three-year period, with 40% of the warrant vesting, at the end of each of the first and second years and 20% at the end of the third year, if all of the customers’ properties associated with the property units committed to the Program have engaged in active, fee generating usage of the Program during each of the 12 months of the preceding year. This warrant also terminates five years from the date of issuance.

Under the Emerging Issues Task Force (“EITF”) Issue 96-18 “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services”, an interpretation of SFAS 123, these warrants will be remeasured at each reporting date until the warrants have vested. Their value will be determined using the Black-Scholes option pricing model. Accordingly, the values which are determined in future periods could differ substantially from the initial and interim values. For the year ended December 31, 2000, the warrants were valued at a total of $193,371, of which $63,325 has been recorded as a reduction of revenue.

During 2001, 72,243 of the 2000 warrants were cancelled and approximately $34,500 was recorded as an increase to revenues as of December 31, 2001 for the value of the cancelled warrants recorded as a reduction to revenue in the year ended December 31, 2000. Additionally, for the remaining 93,060 warrants issued in 2000 and outstanding as of December 31, 2001, the Company recorded an increase to revenues totaling approximately $26,400 because the fair market value of the common stock decreased during the year ended December 31, 2001.

SAFERENT, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

During 2001, the Company issued seven additional warrants to purchase a total of 85,435 shares of the Company’s Common Stock at a purchase price of $5.30 per share. All of these warrants vest and become exercisable, in equal installments over a three-year period, as long as at the end of each such year, all of the customers’ properties associated with the property units committed to the Program have engaged in active, fee generating usage of the Program, during each of the 12 months of the preceding year. Any portion of the warrant which has not vested at the end of any one-year period, reverts back to the Company. All warrants terminate five years from the date of issuance.

The 85,435 warrants issued in 2001 were valued at approximately $29,700 as of December 31, 2001, which given the probability of the warrants being earned, resulted in a decrease to revenues of approximately $11,600.

7.    Income Taxes

The provision for income taxes for the years ended December 31, 2001 and 2000 includes the following:

	2001	2000
Current—
Federal	$—	$—
State	—	—

Total current provision (benefit)	—	—

Deferred—
Federal	2,418,000	2,003,000
State	233,000	191,000
Valuation allowance	(2,651,000)	(2,194,000)

Total deferred provision (benefit)	—	—

Total provision	$—	$—

The effective rate differs from the statutory rate due to the impact of the following (expressed as a percentage of net loss before taxes):

	For the Year Ended December 31,
	2001	2000
Federal income tax benefit at statutory rate	(34.0)%	(34.0)%
State income tax benefit, net of federal tax effect	(3.30)	(3.30)
Effect of permanent difference	.25	.16
Valuation allowance, net change	37.05	37.14

Provision (benefit) for income taxes	—%	—%

SAFERENT, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 2001 and 2000 are as follows:

	2001	2000
Current deferred tax assets—
Bad debt allowance	$10,000	$3,000
Accrued expenses	42,000	10,000

	52,000	13,000
Valuation allowance	(52,000)	(13,000)

	$—	$—

Non-current deferred tax assets—
Intangibles	$193,000	$25,000
Capitalized start-up	42,000	64,000
Operating loss carryforward	4,669,000	2,204,000

	4,904,000	2,293,000

Non-current deferred tax liability—
Depreciation	(16,000)	(17,000)

Net non-current deferred tax assets	4,888,000	2,276,000
Valuation allowance	(4,888,000)	(2,276,000)

	$—	$—

A valuation allowance is required to be established for those deferred tax assets that, more likely than not, will not be realized. The above valuation allowance is recorded because of the recurring losses suffered by the Company.

For income tax reporting purposes, the Company has approximately $12,580,000 of net operating loss carryforwards that expire at various dates through 2020. The Tax Reform Act of 1986 contains provisions that may limit the net operating loss carryforwards available to be used in any given year in the event of a significant change in ownership interests. Realization of net operating loss is dependent on generating sufficient taxable income prior to their expiration dates.

During 2001, the Company increased its valuation allowance by $2,651,000 due mainly to uncertainty relating to the realizability of the Company’s net operating loss carryforwards. The amount of the deferred tax assets considered realizable could be adjusted in the near term if future taxable income materializes.

8.    Related Party Transactions

Accounts receivable of $189,108 and $119,717 as of December 31, 2001 and 2002, respectively, is due the Company from Archstone. Sales to Archstone amounted to $957,346 and $989,524, or 10% and 21% of net sales, for the years ended December 31, 2001 and 2000, respectively.

Accounts receivable of $47,005 as of December 31, 2000, is due the Company from AvalonBay Communities. Sales to AvalonBay Communities amount to $483,997, or 5% of net sales, for the year ended December 31, 2001.

SAFERENT, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

9.    Major Customers

A significant portion of the Company’s revenue is derived from a limited number of customers. To the extent that any significant customer uses less of the Company’s services or terminates its relationship with the Company, the Company’s revenues could decline substantially and have an adverse impact on its results of operations. For the years ended December 31, 2001 and 2000, the Company had two customers with sales greater than 10%. Customer A had sales totaling $1,785,583 and $2,401,802 for the years ended December 31, 2001 and 2000, respectively, of which $83,699 and $151,024 were included as accounts receivable as of December 31, 2001 and 2000, respectively, on the accompanying balance sheets. Customer B had sales totaling $957,346 and $989,524 for the years ended December 31, 2001 and 2000, respectively, of which $189,108 and $119,717 were included as accounts receivable as of December 31, 2001 and 2000, respectively, on the accompanying balance sheets.

10.    Commitments and Contingencies

Leases

The Company leases office space and equipment under operating leases that expire at various dates through October 31, 2004. Rent expense under such leases totaled $187,046 and $167,933, respectively, for the years ended December 31, 2001 and 2000.

Future minimum payments under operating leases as of December 31, 2001 are as follows:

Years ending December 31—
2002	$191,060
2003	163,410
2004	6,070

Total	$360,540

Guarantee Agreements

During the years ended December 31, 2001 and 2000, the Company entered into Guarantee Agreements with three of its customers, whereby the Company has guaranteed cost savings equal to a pre-defined amount per applicant, if the customer uses the Company’s Applicant Screening Service over a period of twelve months. If the cost savings are met, the Company will refund to the customer an amount, as defined in the agreement. The Company recognizes the contingent revenue when management believes the achievement of the specified target that triggers the contingency is probable of being earned.

Liquidation Bonus

During 2001, in connection with the Series C Offering, the Company added a liquidation bonus clause for certain employees who have invested in the Company, which will pay the employee a maximum bonus equal to the cash investment times five, upon the occurrence of a liquidation event, as defined. The bonus will not be paid if the employee is terminated for cause or leaves voluntarily prior to the liquidation event. The bonus will not be recorded or accrued until a liquidation event is imminent. As of December 31, 2001, the bonus amount, if triggered, was approximately $963,000.

SAFERENT, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

Legal

The Company filed a lawsuit against three former employees and their current employer for misappropriation of trade secrets and breach of contract, among other claims. The defendants counterclaimed against the Company. The Company obtained a preliminary injunction prohibiting the defendants from disclosing the Company’s trade secrets and restricting the three former employees from contacting the Company’s customers for one year from the date of termination of their employment. The trial date is anticipated for early 2003. The Company intends to vigorously pursue its remedies.

The Company is also involved in various other legal actions arising in the ordinary course of business. While the outcome of any litigation is subject to uncertainty, management believes the outcome of such legal actions will not have a material adverse effect on the Company’s financial position or results of operations.

11.    Profit-sharing Plan

The Company maintains a defined contribution 401(k) plan, covering substantially all full-time salaried employees with three months or more of service. Participants may defer from 1% to 20% of their compensation up to a maximum limit determined by law. Under the plan, the Company may, at its discretion, make matching contributions to the plan. If contributions are made, the Company matches 50% of the employee deferral up to the first 6% of the employee’s salary. Additionally, the Company can make other discretionary contributions. Participants are always fully vested in their contributions and allocated earnings thereof. Vesting in the Company’s contributions is based on a three-year vesting schedule. The Company made discretionary matching contributions to the plan during the years ended December 31, 2001 and 2000 totalling $99,199 and $54,744, respectively. The Company made no other discretionary contributions to the plan during the years ended December 31, 2001 and 2000.

12.    Equity Incentive Plan

During 2000, the Company adopted the 2000 Stock Option Plan which provides for the granting of options to acquire Common Stock in the Company to selected employees, directors and consultants of the Company. The aggregate number of shares of Common Stock that may be issued under the plan is 1,009,820 shares, plus an automatic increase on the first day of the Company’s fiscal years beginning 2001 and ending in 2005 equal to the lesser of (i) 250,000 shares of Common Stock, (ii) one-and-one-half percent of the outstanding shares of Common Stock on the last day of the preceding fiscal year or (iii) such lesser number of shares as determined by the Board. The option exercise price is the fair market value on the date of grant, and the number of shares and grant date are determined at the discretion of the Board. Grantees vest in the options at the rate of 25% on the first anniversary date and the remainder of the option vests monthly over the next three years. Options granted under the plan are exercisable for a period not to exceed ten years from the option grant date.

During 2001, in connection with the Series C Offering, the Company modified the 2000 Stock Option Plan, effective June 1, 2001. The maximum number of shares of Common Stock and Series C Preferred Stock that may be issued under the Stock Option Plan is 1,297,162 shares of Common Stock and 1,012,971 shares of Series C Preferred Stock, plus an increase on the first day of the Company’s fiscal years beginning 2001 and ending in 2005 equal to the lesser of (i) 137,500 shares of Common Stock and 112,500 shares of Series C Preferred Stock, (ii) .825% of the outstanding shares of Common Stock and .675% of the outstanding shares of Series C Preferred Stock on the last day of the preceding fiscal year or (iii) such lesser number of shares as determined by the Board. The option exercise price is the fair market value on the date of grant, and the number of shares and grant date are determined at the discretion of the Administrator. Grantees vest in the options at the rate of 25% on the first anniversary date and the remainder of the option vests monthly over the next three years. Options granted

SAFERENT, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

under the plan are exercisable for a period not to exceed ten years from the option grant date. Upon the closing of the Series C Offering, the Company issued Series C Preferred Stock options to all employees such that each employee’s total option grant included 55% of Common Stock options and 45% of Series C Preferred Stock options. All future options will be granted using the same proportion.

The Company has elected to account for the option plan under APB No. 25 and related interpretations. Since inception, employee options for Common Stock and Series C Preferred Stock have been granted with an exercise price equal to the estimated fair market value of the underlying Common Stock and Series C Preferred Stock, respectively. Accordingly, no compensation expense has been recognized for the options.

Had compensation expense for the options been determined based on the fair value of the options at the grant date consistent with the methodology prescribed under SFAS No. 123, the Company’s net loss would have been increased by $97,024 and $76,071 in 2001 and 2000, respectively. The fair value of the options was determined using the minimum value method and the following weighted-average assumptions:

	2001	2000
Risk-free interest rate	5.29%	5.85%
Volatility	0.00%	0.00%
Dividend yield	0-8%	0.00%
Expected term	5 years	5 years

A summary of options transactions during the years ended December 31, 2001 and 2000 are shown below:

	Number of Options	Weighted Average Exercise Price
Outstanding at December 31, 1999	196,000	$1.29

Granted	655,130	2.65
Exercised	—	—
Canceled	(48,063)	1.00

Outstanding at December 31, 2000	803,067	$2.42

Granted	1,524,483	2.31
Exercised	(1,128)	2.36
Canceled	(530,127)	2.56

Outstanding at December 31, 2001	1,796,295	$2.29

Exercisable at December 31, 2001	669,055	$2.38

Available for issuance at December 31, 2001	513,838

SAFERENT, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

December 31, 2001 and 2000

A summary of options outstanding at December 31, 2001 is shown below:

	Options Outstanding			Options Exercisable
Exercise Price	Number of Options Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Number of Options Exercisable	Weighted Average Exercise Price
$1.00	66,250	7.03 years	$1.00	63,729	$1.00
$1.30	337,037	9.70 years	$1.30	16,763	$1.30
$2.00	57,500	7.41 years	$2.00	57,500	$2.00
$2.60	789,785	9.52 years	$2.60	270,278	$2.60
$2.65	545,723	8.61 years	$2.65	260,785	$2.65

	1,796,295	9.11 years	$2.29	669,055	$2.38

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of
Employee Health Programs, Inc.:

In our opinion, the accompanying balance sheets and the related statements of income, of changes in stockholders’ equity and of cash flows present fairly, in all material respects, the financial position of Employee Health Programs, Inc. (the “Company”) at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

Los Angeles, CA
December 6, 2002

EMPLOYEE HEALTH PROGRAMS, INC.

BALANCE SHEETS
December 31, 2001 and 2000

	2001	2000
ASSETS
Current assets:
Cash and cash equivalents	$400	$400
Accounts receivable:
Trade (less allowance for doubtful accounts of $60,000 and $75,000 in 2001 and 2000, respectively)	1,539,255	2,909,279
Related parties	92,513	36,231
Trade note receivable	180,392	—
Notes receivable from stockholders	—	52,169
Prepaid expenses	22,016	61,720

Total current assets	1,834,576	3,059,799
Property and equipment, net	406,839	348,167
Notes receivable from stockholders, net of current portion	—	1,448
Other assets	20,422	21,269

Total assets	$2,261,837	$3,430,683

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$144,175	$830,751
Accrued liabilities	1,431,194	842,587
Unearned revenue	—	188,972
Current portion of long-term debt	13,098	1,033,651

Total current liabilities	1,588,467	2,895,961
Long-term debt, net of current portion	51,099	—

Total liabilities	1,639,566	2,895,961

Commitments and contingencies (Note 8)

Stockholders’ equity:
Note receivable from stockholder	(576,500)	(576,500)
Common stock; $1 par value; 10,000 shares authorized; 750 shares issued and outstanding at December 31, 2001 and 2000, respectively	750	750
Additional paid in capital	—	—
Retained earnings	1,198,021	1,110,472

Total stockholders’ equity	622,271	534,722

Total liabilities and stockholders’ equity	$2,261,837	$3,430,683

The accompanying notes are an integral part of these financial statements.

EMPLOYEE HEALTH PROGRAMS, INC.

STATEMENTS OF INCOME
For the Years Ended December 31, 2001 and 2000

	2001	2000
Service revenues	$13,908,895	$13,465,092
Cost of service revenues	8,267,909	7,486,490

Gross margin	5,640,986	5,978,602
Selling, general, and administrative expenses	4,939,430	4,799,920

Income from operations	701,556	1,178,682

Other (expense) income:
Interest expense	(17,291)	(9,671)
Interest income	103,028	72,950
Other	256	(4,313)

Total other expense, net	85,993	58,966

Net income	$787,549	$1,237,648

The accompanying notes are an integral part of these financial statements.

EMPLOYEE HEALTH PROGRAMS, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
For the Years Ended December 31, 2001 and 2000

	Note Receivable From Stockholder	Common Stock		Additional Paid in Capital	Stock Subscription	Retained Earnings	Total
		Shares	Amount
Balance, December 31, 1999	$(576,500)	833	$833	$757,235	$(95,000)	$342,006	$428,574
Net income	—	—	—	—	—	1,237,648	1,237,648
Collection of stock subscription	—	—	—	—	95,000	—	95,000
Dividends	—	—	—	—	—	(650,000)	(650,000)
Repurchase of common stock	—	(166)	(166)	(1,333,652)	—	180,818	(1,153,000)
Issuance of shares	—	83	83	576,417	—	—	576,500

Balance, December 31, 2000	(576,500)	750	750	—	—	1,110,472	534,722
Net income	—	—	—	—	—	787,549	787,549
Dividends	—	—	—	—	—	(700,000)	(700,000)

Balance, December 31, 2001	$(576,500)	750	$750	$—	$—	$1,198,021	$622,271

The accompanying notes are an integral part of these financial statements.

EMPLOYEE HEALTH PROGRAMS, INC.

STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2001 and 2000

	2001	2000
Cash flows from operating activities:
Net income	$787,549	$1,237,648
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	183,921	134,075
Loss on sale of property and equipment	—	4,913
Change in operating assets and liabilities:
Accounts receivable	970,024	(657,048)
Accounts receivable, related parties	(56,282)	(36,231)
Prepaid expenses and other assets	40,551	(49,099)
Accounts payable	(686,576)	1,416
Accrued liabilities	588,607	433,161
Unearned revenue	(188,972)	53,585

Net cash provided by operating activities	1,638,822	1,122,420

Cash flows from investing activities:
Purchases of property and equipment	(169,268)	(141,816)
Repayments on trade note receivable	219,608	—
Repayments on notes receivable, stockholders	53,617	85,519
Advances for notes receivable, stockholders	—	(35,518)

Net cash provided by (used in) investing activities	103,957	(91,815)

Cash flows from financing activities:
Net (repayments) borrowings on line of credit	(1,033,651)	692,762
Dividends	(700,000)	(650,000)
Repayments on long-term notes	(9,128)	(14,967)
Repurchase of common stock	—	(1,153,000)
Collection on stock subscription receivable	—	95,000

Net cash used in financing activities	(1,742,779)	(1,030,205)

Decrease in cash and cash equivalents	—	400
Cash and cash equivalents at beginning of year	400	—

Cash and cash equivalents at end of year	$400	$400

Supplemental disclosures of cash flow information:
Cash paid for interest	$22,173	$4,779

Supplemental disclosures of non-cash activities:
Sale of common stock in exchange of note receivable	$—	$576,500

Conversion of accounts receivable to trade note receivable	$400,000	$—

Debt incurred for acquired property and equipment	$73,325	$—

The accompanying notes are an integral part of these financial statements.

EMPLOYEE HEALTH PROGRAMS, INC.

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001 and 2000

1.    Organization and Nature of Business

Employee Health Programs, Inc. (the “Company”) is engaged in the business of providing drug testing and medical review services for federally mandated drug testing programs and private companies’ programs. The Company also provides services for employee assistance programs.

2.    Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the statements. Actual results could differ from the estimates and assumptions used.

Fair Value of Financial Instruments

The carrying amount of the Company’s financial instruments at December 31, 2001 and 2000, which includes cash and cash equivalents, accounts receivable, trade note receivable and notes receivable from stockholders, approximates fair value because of the short maturity of those instruments. The Company considers the variable rate and fixed rate debt to be representative of current market rates and, accordingly, estimates that the recorded amounts approximate fair market value.

Cash Equivalents

The Company considers cash equivalents to be all short-term investments that have an initial maturity of 90 days or less.

Accounts and Trade Note Receivable

Accounts receivable are due from companies in a broad range of industries located throughout the United States. Credit is extended based on an evaluation of the customer’s financial condition, and generally, collateral is not required. The Company establishes an allowance for doubtful accounts based upon the credit risk of specific customers, historical trends and other credit information. The Company conducts a major portion of its business with certain customers, each of which accounts for more than 10% of total revenues. For the years ended December 31, 2001 and 2000, two customers accounted for 29% and 30% of the total revenues, respectively. Accounts receivable from one customer amounted to 19% and 16% of total accounts receivable at December 31, 2001 and 2000, respectively.

During 2001, the Company converted certain accounts receivable from one customer to a trade note receivable. Trade note receivable of $180,392 is due as of December 31, 2001. Payments on this note of $16,667 plus interest at 10.5% are due monthly. The note matures in March 2003.

Property and Equipment

Property and equipment are recorded at cost. Property and equipment includes computer software acquired and developed for internal use and for use with the Company’s products. Software development costs are capitalized from the time technological feasibility is established until the software is ready for use.

EMPLOYEE HEALTH PROGRAMS, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001 and 2000

Effective January 1, 1999, the Company adopted Statement of Position (SOP) 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use.” SOP 98-1 requires the Company to capitalize interest costs incurred and certain payroll-related costs of employees directly associated with developing software in addition to incremental payments to third parties. The adoption of SOP 98-1 did not have a material effect on the Company’s financial condition or results of operations.

Depreciation on furniture and equipment and data processing equipment is computed using the straight-line method over estimated useful lives of 3 to 7 years. Capitalized software costs are amortized using the straight-line method over estimated useful live of 3 years. Leasehold improvements are amortized over 3 years.

Income Taxes

The Company has elected to be taxed under Section 1362 of the Internal Revenue Code as an S-Corporation; which provides that in lieu of corporation income taxes, the stockholders are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for income taxes has been included in these financial statements.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. An impairment loss is recognized when the estimated undiscounted future cash flows from the assets are less than the carrying value of the assets. Assets to be disposed of are reported at the lower of their carrying amount or fair value less cost to sell.

Stock-Based Compensation

The Company has elected to account for stock-based compensation under the intrinsic value method of accounting for stock-based compensation as provided under APB No. 25 and has disclosed pro forma net income amounts using the fair value-based method prescribed by Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”). The fair market value of the Company’s stock is based upon a valuation performed by an independent third party.

Revenue Recognition

Revenue is recognized at the time of delivery, as the Company has no significant ongoing obligation after delivery. Certain customers are billed in advance for administration services. These fees are recognized ratably over the period billed. Unrecognized service fees are reflected as unearned revenue in the accompanying financial statements.

New Accounting Pronouncements

In July 2001, the FASB issued SFAS 143 Accounting for Asset Retirement Obligations, which requires that companies recognize a liability for retirement obligations of long lived assets in the period the liability occurs. This pronouncement is effective for fiscal years beginning after June 15, 2002. We do not anticipate any significant impact on our financial results from adoption of this standard.

EMPLOYEE HEALTH PROGRAMS, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001 and 2000

In August 2001, the FASB issued SFAS 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinuance of operations. SFAS 144 superseded Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets for Long-Lived Assets to Be Disposed of and APB Opinion No. 30, Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. The provisions of SFAS 144 are effective in fiscal years beginning after December 15, 2001, with early adoption permitted and, in general, are to be applied prospectively. The Company does not anticipate any significant impact on financial results from adoption of this standard.

In June 2002, the FASB issued SFAS 146 Accounting for Costs Associated with Exit or Disposal Activities. This pronouncement addresses financial accounting and reporting for costs associated with exit or disposal activities not covered under SFAS 144 and also nullifies EITF 94-3. This pronouncement is effective for activities initiated after December 31, 2002. We do not anticipate any significant impact on our financial results from adoption of this standard.

3.    Property and Equipment

As of December 31, 2001 and 2000, property and equipment is as follows:

	2001	2000
Furniture and equipment	$389,608	$247,083
Data processing equipment	395,826	374,938
Capitalized software	83,988	84,394
Leasehold improvements	93,009	43,151

	962,431	749,566
Less accumulated depreciation and amortization	(555,592)	(401,399)

Property and equipment, net	$406,839	$348,167

Deprecation and amortization expense was $183,921 and $134,075 as of December 31, 2001 and 2000, respectively, and is included in selling, general, and administrative expenses.

4.    Long-Term Debt

The Company has a secured line of credit arrangement with a bank for $1,500,000 that expires July 31, 2002. Interest is charged at LIBOR rate plus 2.5% and is collateralized by the Company’s assets. The debt instrument contains certain financial covenants.

EMPLOYEE HEALTH PROGRAMS, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001 and 2000

Long-term debt consists of the following at December 31, 2001 and 2000:

	2001	2000
Line of credit:
Interest at LIBOR plus 2.5% (9.3% and 4.6% at December 31, 2001 and 2000, respectively)	$—	$1,033,651

Term note:
Secured vehicle installment note, payable $1,504 including interest at a rate of 8.5%; maturing March 2006	64,197	—

	64,197	1,033,651
Less current portion of long-term debt	13,098	1,033,651

	$51,099	$—

Aggregate maturities of long-term borrowings over the next five years are as follows:

Year Ending December 31,
2002	$13,098
2003	14,256
2004	15,516
2005	15,424
2006	5,903

$64,197

5.    Employee Benefits

The Company has a qualified defined contribution retirement plan that covers all eligible employees who have completed one year of service and attained age 21. The Company’s contribution is at the discretion of the Company’s Board of Directors. The participants’ interests in the discretionary contributions become fully vested after six years of eligible service. The Company did not make any contributions to the Plan during the years ended December 31, 2001 and 2000.

6.    Stock Options

The Board of Directors granted to two directors options to purchase 23.196 shares. The directors can exercise the options at a price of $1 per share. The options will only vest upon a change in control of the Company.

The Company applies APB Opinion 25, “Accounting for Stock Issued to Employees,” and related interpretations in accounting for the options. Under APB Opinion 25, when the exercise price of the Company’s stock options is less than the market price of the underlying stock on the date of grant, compensation cost is recognized. SFAS No. 123, “Accounting for Stock-Based Compensation” requires the Company to provide pro forma information regarding net income and net income per share as if compensation cost for the Company’s stock option plans and other stock awards had been determined in accordance with the fair value based method prescribed in SFAS No. 123. All stock options issued during 2001 were issued at less than market price.

EMPLOYEE HEALTH PROGRAMS, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001 and 2000

The Company estimated the fair value of the stock options at the grant date by using the Black-Scholes option-pricing model. The fair value of the stock options was estimated at approximately $691,000. The assumptions used in determining fair value were as follows: estimated life of the grant is 5 years and the discount rate was 4.7%. No dividend yield or volatility were utilized in the calculation. No compensation expense has been recorded in these financial statements due to the vesting period being upon change of control. See Note 9 regarding subsequent sale of the Company.

A summary of the status of the stock option activity is presented below:

	Years Ended December 31, 2001
	Number of Shares	Weighted Average Exercise Price
Outstanding at beginning of year	—	$—
Granted	23.196	1.00

Outstanding at end of year (none exercisable)	23.196	$1.00

The following summarizes the outstanding and exercisable stock options at December 31, 2001:

	Options Outstanding		Options Exercisable
Exercise Prices	Number Outstanding (shares)	Weighted Average Remaining Contractual Life (years)	Number Exercisable (shares)	Weighted Average Remaining Contractual Life (years)
1.00	23	9.58	—	—

7.    Related Parties

Management Fees

The Company provides certain administrative services to a limited liability company of which the majority stockholder of the Company is the owner. The affiliate was charged management fees by the Company totaling $42,000 and $36,000 for the years ended December 31, 2001 and 2000, respectively, which is included in operating revenues. Amounts owed to the Company by the affiliate for administrative services were $17,346 and $14,394 at December 31, 2001 and 2000, respectively.

EMPLOYEE HEALTH PROGRAMS, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001 and 2000

Notes Receivable from Stockholders

Stockholders owed the Company the following amounts under separate note agreements at December 31, 2001 and 2000. Interest income from these notes totaled $55,217 and $23,038 for the years ended December 31, 2001 and 2000, respectively.

	2001	2000
Note receivable from stockholder, due in full December 31, 2001. Interest at 8%	$—	$35,518
Note receivable from stockholder, due in monthly installments of $1,458 with interest at 8%. Principal and any unpaid interest is due January 11, 2002; balance paid during 2001	—	18,099

	—	53,617
Less current portion	—	52,169

	$—	$1,448

	2001	2000
Note receivable from stockholder, annual interest only payments at 9.5% due on August 15 of each year. Principal is due on demand by the Company. Note is secured by 83.33 shares of common stock of the Company. Reflected as contra-equity	$576,500	$576,500

Automobile

During 2001, the Company purchased an automobile for approximately $75,000 which is being utilized by the majority stockholder. The Company issued a term note to finance the purchase of the automobile. At December 31, 2001, $64,197 is outstanding on this term note.

8.    Commitments and Contingencies

Operating Leases

The Company leases certain office space under a seven year operating lease agreement that expires March 31, 2003. The Company has the right to extend the term of the lease for five years to March 31, 2008. The lease includes an escalation clause and payments for the Company’s share of common area expenses. Rent expense for the years ended December 31, 2001 and 2000 was $352,388 and $351,623, respectively. During the year ended December 31, 2000, the Company sublet office space on a month to month basis. Rental income related to the sublease of $0 and $61,872 was netted with rent expense in accompanying income statement for the years ended December 31, 2001 and 2000, respectively. Future minimum rental payments under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of December 31, 2001, are as follows:

Year Ending December 31,
2002	$409,192
2003	103,761
2004	8,496
2005	8,496
2006	2,124

$532,069

EMPLOYEE HEALTH PROGRAMS, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001 and 2000

Litigation

The Company is involved in routine legal proceedings related to its operations. While the ultimate disposition of each proceeding is not determinable, the Company does not believe that any of such proceedings will have a material adverse effect on its financial condition, results of operations or cash flows.

9.    Subsequent Event

For the quarter ended March 31, 2002, the Company was not in compliance with certain of its financial covenants related to the line of credit agreement. The Company obtained a waiver for this noncompliance and was not considered in default. There were no amounts owed under the line of credit as of December 31, 2001. The line of credit agreement expired on July 31, 2002.

During October 2002, the Company was purchased by The First American Corporation pursuant to a stock purchase agreement.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of
Substance Abuse Management, Inc.:

In our opinion, the accompanying balance sheet and the related statements of income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of Substance Abuse Management, Inc. (the “Company”) at December 31, 2000, and the results of its operations and its cash flows for the year ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

Los Angeles, CA
December 6, 2002

SUBSTANCE ABUSE MANAGEMENT, INC.

BALANCE SHEET
December 31, 2000

2000
ASSETS
Current assets:
Cash and cash equivalents	$70,294
Accounts receivable (less allowance for doubtful accounts of $30,000)	2,647,381
Receivable from stockholder	319,595
Current portion of notes receivable	25,829
Prepaid expenses and other current assets	91,710

Total current assets	3,154,809
Property and equipment, net	1,978,640
Notes receivable, net of current portion	627,790
Loan receivable, stockholder	794,708
Other assets	30,877

Total assets	$6,586,824

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Accounts payable	$3,229,470
Accrued liabilities	976,863
Current portion of long-term debt and capital leases	878,561
Deferred revenue	72,255

Total current liabilities	5,157,149
Long-term debt and capital leases, net of current portion	1,031,474

Total liabilities	6,188,623

Commitments and contingencies (Note 8)

Stockholder’s equity:
Common stock; no par value; 10,000 shares authorized; 9,000 shares issued and outstanding	94,771
Additional paid in capital	319,222
Accumulated deficit	(15,792)

Total stockholder’s equity	398,201

Total liabilities and stockholder’s equity	$6,586,824

The accompanying notes are an integral part of these financial statements.

SUBSTANCE ABUSE MANAGEMENT, INC.

INCOME STATEMENT
For the Year Ended December 31, 2000

2000
Service revenues	$19,450,202
Cost of service revenues	9,932,346

Gross margin	9,517,856
Selling, general, and administrative expenses	8,938,355

Income from operations	579,501

Other (expense) income:
Interest expense	(300,345)
Interest income	98,935
Miscellaneous income, net	(8,309)

Total other expense, net	(209,719)

Net income	$369,782

The accompanying notes are an integral part of these financial statements.

SUBSTANCE ABUSE MANAGEMENT, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
For the Year Ended December 31, 2000

	Common Stock		Additional Paid in Capital	Accumulated Deficit	Total
	Shares	Amount
Balance, December 31, 1999	9,000	$94,771	$319,222	$(385,574)	$28,419
Net income	—	—	—	369,782	369,782

Balance, December 31, 2000	9,000	$94,771	$319,222	$(15,792)	$398,201

The accompanying notes are an integral part of these financial statements.

SUBSTANCE ABUSE MANAGEMENT, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2000

Cash flows from operating activities:
Net income	$369,782
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	277,052
Bad debt expense	16,116
Loss on sale of property	8,309
Change in operating assets and liabilities:
Receivables	(117,307)
Prepaid expenses and other assets	61,411
Accounts payable	145,286
Accrued liabilities	124,576
Deferred revenue	(4,230)

Net cash provided by operating activities	880,995

Cash flows from investing activities:
Purchases of property and equipment	(80,783)
Proceeds from sale of property	1,600
Net notes receivable repayments	26,105
Net loan receivable, stockholder advances	(61,347)

Net cash used in investing activities	(114,425)

Cash flows from financing activities:
Net repayments under line of credit	(153,179)
Repayments of notes and capital leases	(141,109)
Repayment of bank overdraft	(404,832)

Net cash used in financing activities	(699,120)

Increase in cash and cash equivalents	67,450
Cash and cash equivalents at beginning of year	2,844

Cash and cash equivalents at end of year	$70,294

Supplemental disclosures of cash flow information:
Cash paid for interest	$264,831

The accompanying notes are an integral part of these financial statements.

SUBSTANCE ABUSE MANAGEMENT, INC.

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2000

1.    Organization and Nature of Business

Substance Abuse Management, Inc. (the “Company”) is engaged in the business of providing business information and related products and services related to drug testing management.

2.    Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the statements. Actual results could differ from the estimates and assumptions used.

Fair Value of Financial Instruments

The carrying amount of the Company’s financial instruments at December 31, 2000, which includes cash and cash equivalents, accounts receivable, loan receivable from stockholder and notes receivable due on demand, approximates fair value because of the short maturity of those instruments. The Company considers the variable rate and fixed rate debt due on demand to be representative of current market rates and, accordingly, estimates that the recorded amounts approximate fair market value. The estimated fair values of the Company’s financial instruments were determined using discounted cash flow methods with a discount rate of 9.5%, which is the rate that similar instruments could be negotiated at December 31, 2000. Financial instruments, none of which are held for trading purposes, are summarized as follows:

	December 31, 2000
	Carrying Amount	Estimated Fair Value
Cash	$70,294	$70,294
Accounts receivable	2,647,381	2,647,381
Receivable from stockholder	319,595	319,595
Notes receivable	653,619	596,727
Loan receivable from stockholder	794,708	794,708
Long-term debt and capital leases	(1,910,035)	(1,815,434)

Cash Equivalents

The Company considers cash equivalents to be all short-term investments that have an initial maturity of 90 days or less.

Accounts Receivable

Accounts receivable are due from companies in a broad range of industries located throughout the United States. Credit is extended based on an evaluation of the customer’s financial condition, and generally, collateral is not required. The Company establishes an allowance for doubtful accounts based upon the credit risk of specific customers, historical trends and other credit information.

SUBSTANCE ABUSE MANAGEMENT, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Year Ended December 31, 2000

Property and Equipment

Property and equipment are recorded at cost. Depreciation on furniture and equipment and leasehold improvements is computed using the straight-line method over estimated useful lives of 3 to 10 years and 15 to 39 years, respectively.

Income Taxes

The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be treated as an S corporation. In lieu of corporation income taxes, the stockholder of an S corporation is taxed on the Company’s taxable income; therefore, no provision or liability for income taxes has been included in the financial statements for 2000.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. An impairment loss is recognized when the estimated undiscounted future cash flows from the assets are less than the carrying value of the assets. Assets to be disposed of are reported at the lower of their carrying amount or fair value less cost to sell.

Revenue Recognition

Revenue is recognized at the time the ordered test results are delivered to the customer, as the Company has no significant ongoing obligation after delivery. Certain customers are billed annually for administrative fees. These fees are recognized ratably over the period. Unrecognized administrative fees are reflected as deferred revenue in the accompanying financial statements.

Comprehensive Income

Statement of Financial Accounting Standards (“SFAS”) No. 130, “Reporting Comprehensive Income”, governs the financial statement presentation of changes in stockholder’s equity resulting from non-owner sources. Comprehensive income includes all changes in equity except those resulting from investments by owners and distribution to owners. For the year ended December 31, 2000, the Company had no items of comprehensive income (loss) other than net income; therefore, a separate statement of comprehensive income (loss) has not been presented for this period.

New Accounting Pronouncements

On July 20, 2001, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 141, “Business Combinations” (“SFAS 141”). This statement addresses financial accounting and reporting for business combinations and supercedes APB Opinion No. 16, “Business Combinations”. All business combinations in the scope of SFAS 141 are to be accounted for using the purchase method of accounting. The provisions of SFAS 141 apply to all business combinations initiated or closed after June 30, 2001.

On July 20, 2001, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). This statement addresses

SUBSTANCE ABUSE MANAGEMENT, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Year Ended December 31, 2000

financial accounting and reporting for business combinations and supercedes APB Opinion No. 17, “Intangible Assets”. SFAS 142 addresses how goodwill and other intangible assets should be accounted for in the financial statements. Goodwill and intangible assets that have indefinite lives will not be amortized, but rather will be tested at least annually for impairment. Intangible assets that have finite lives will continue to be amortized over their useful lives, but without restraint of an arbitrary ceiling. The provisions of SFAS 142 are required to be applied starting with fiscal years beginning after December 15, 2001, and apply to all goodwill and other intangible assets recognized in the financial statements at that date. Goodwill and intangible assets acquired after June 30, 2001, will be subject immediately to non-amortization and amortization provisions of SFAS 142.

In July 2001, the FASB issued SFAS 143 “Accounting for Asset Retirement Obligations” (“SFAS 143”), which requires that companies recognize a liability for retirement obligations of long lived assets in the period the liability occurs. This pronouncement is effective for fiscal years beginning after June 15, 2002.

In August 2001, the FASB issued SFAS 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinuance of operations. SFAS 144 superseded Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets for Long-Lived Assets to Be Disposed of and APB Opinion No. 30, Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. The provisions of SFAS 144 are effective in fiscal years beginning after December 15, 2001, with early adoption permitted and, in general, are to be applied prospectively. The Company does not anticipate any significant impact on financial results from adoption of this standard.

In June 2002, the FASB issued SFAS 146 “Accounting for Costs Associated with Exit or Disposal Activities” (“SFAS 146”). This pronouncement addresses financial accounting and reporting for costs associated with exit or disposal activities not covered under SFAS 144 and also nullifies EITF 94-3. This pronouncement is effective for activities initiated after December 31, 2002.

Management of the Company anticipates that the adoption of SFAS 141, 142, 143, 144 or 146 will not have a material effect on the Company’s financial condition or results of operations.

3.    Property and Equipment

As of December 31, 2000, property and equipment is as follows:

Furniture and equipment	$2,081,921
Leasehold improvements	1,412,225

3,494,146
Less accumulated depreciation and amortization	(1,515,506)

Property and equipment, net	$1,978,640

SUBSTANCE ABUSE MANAGEMENT, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Year Ended December 31, 2000

Deprecation expense was $277,052 for the year ending December 31, 2000 and is included in selling, general, and administrative expenses.

4.    Notes Receivable and Loan Receivable from Stockholder

The Company has an unsecured note receivable from an unrelated entity, with a balance of $551,452 as of December 31, 2000. The note is due in monthly installments of $5,616, including interest at 8.0%, through April 2004. Accrued interest receivable on this note was $3,676 as of December 31, 2000.

The Company has an unsecured note receivable from an unrelated entity, with a balance of $94,167 as of December 31, 2000. The note is due in monthly installments of $959, including interest at 8.0%, through April 2004. Accrued interest receivable on this note was $628 as of December 31, 2000.

The Company has an unsecured $8,000 note receivable from an unrelated individual as of December 31, 2000. The note is due on demand and bears interest at 6%. Accrued interest receivable on the note was $1,010 as of December 31, 2000.

The Company has an unsecured loan receivable from its stockholder with a balance of $794,708 as of December 31, 2000. The loan is due on demand and bears interest at the applicable federal rate (6.24% for 2000) which is due annually. Interest income from the loan receivable was $45,762 in 2000. Prepaid expenses and other current assets includes $17,442 of accrued interest due from the stockholder as of December 31, 2000.

5.    Long-Term Debt and Capital Leases

The Company has a $250,000 line of credit with a bank subject to renewal in April 2001. The line of credit bears interest at prime plus .75%, which is payable monthly. The line of credit is collateralized by a general business agreement on substantially all of the Company’s assets, and by the personal guarantee and assignment of life insurance of the Company’s stockholder. There was no balance outstanding on the line of credit as of December 31, 2000. The line of credit agreement contains certain restrictive covenants.

Long-term debt consists of the following at December 31, 2000:

Note payable to stockholder, unsecured, due on demand interest at applicable federal rate of 6.24%	$453,850
Notes payable to unrelated parties, unsecured, due on demand interest ranging from 6% to 15%	313,722

Term note:
Note payable to unrelated private investment company, due in monthly installments of $10,015, including interest at 8%, due in April 2004; secured by a debt subordination agreement, subordinate to the Company's note payable, bank line of credit	983,366

Term note:
Note payable to unrelated financing company, due in monthly installments of $919, including interest at 7.5%, due in March 2003; secured by an automobile	22,753

1,773,691
Less current portion of long-term debt	820,275

$953,416

SUBSTANCE ABUSE MANAGEMENT, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Year Ended December 31, 2000

Aggregate maturities of long-term borrowings over the next five years are as follows:

Year Ending December 31,
2001	$820,275
2002	57,026
2003	53,228
2004	843,162

$1,773,691

The Company acquired office equipment under two lease agreements which expire in May 2001 and July 2003, respectively. The leases contain bargain purchase options; therefore, the leases are classified as capital leases. The leases are secured by the related office equipment.

A summary of the present value of future minimum lease payments is as follows:

Year Ending December 31,
2001	$70,723
2002	54,309
2003	31,681

Total minimum lease payments	156,713
Less amounts representing interest	20,369

Present value of net minimum capital lease payments	136,344
Current portion of obligations under capital leases	58,286

$78,058

6.    Employee Benefits

The Company has a qualified profit sharing plan covering all eligible full time employees. Contributions to the plan are determined annually by the Board of Directors. Contributions in 2000 to the plan were $31,617 and are included in selling, general and administrative expenses.

7.    Related Parties

The Company provides management services to an entity owned by its stockholder and a trust for which its stockholder is a beneficiary. Fees for these management services were $258,960 in 2000 and are included in service revenues. Amounts due from the entity were $319,595 as of December 31, 2000.

The Company leases office and other space from a stockholder. Monthly rent is approximately $25,000 and $2,400 for the office lease and other lease, respectively. The lease term on the office lease is for five years with a three year option and the other lease terminates in July 2001.

SUBSTANCE ABUSE MANAGEMENT, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Year Ended December 31, 2000

8.    Commitments and Contingencies

Operating Leases

The Company leases certain office facilities, automobiles and equipment under operating leases, which, for the most part, are renewable. The majority of these leases also provide that the Company will pay insurance and taxes. Rent expense under operating leases was $930,455 for the year ended December 31, 2000.

Future minimum rental payments under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2000, are as follows:

Year Ending December 31,
2001	$426,013
2002	348,887
2003	311,418
2004	307,612
2005	300,000
Thereafter	700,000

$2,393,930

Exclusive License Agreement

The Company contracted with an outside party to develop “eSAMI Assets” for use in the operation of the eSAMI business as defined in the contract. Effective December 28, 2000, the Company assigned and transferred all of its right, title, and interest in the eSAMI Assets to Medical Management, LLC, a related entity owned 1% by the Company’s stockholder and 99% by a trust whose primary beneficiary is the Company’s stockholder, in exchange for Medical Management, LLC assuming the Company’s contractual obligations associated with the eSAMI.

In addition, effective December 28, 2000, the Company has an Exclusive License Agreement (the Agreement) with Medical Management, LLC to adapt and use eSAMI Assets as defined in the Agreement. License fees of $30,000 per month are payable from February 2001 through January 2006 to permit Medical Management, LLC to service the $1,500,000 contractual obligations associated with the eSAMI Assets.

A summary of future minimum license fee payments required under the Agreement as of December 31, 2000 follows:

Year Ending December 31,
2001	$330,000
2002	360,000
2003	360,000
2004	360,000
2005	360,000
Thereafter	30,000

$1,800,000

SUBSTANCE ABUSE MANAGEMENT, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Year Ended December 31, 2000

Litigation

The Company is involved in routine legal proceedings related to its operations. While the ultimate disposition of each proceeding is not determinable, the Company does not believe that any of such proceedings will have a material adverse effect on its financial condition, results of operations or cash flows.

9.    Subsequent Event

During July of 2001, the Company was purchased by The First American Corporation pursuant to a stock purchase agreement.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of
American Driving Records, Inc.:

In our opinion, the accompanying balance sheets and the related statements of income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of American Driving Records, Inc. (the “Company”) at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

Los Angeles, CA
December 6, 2002

AMERICAN DRIVING RECORDS, INC.

BALANCE SHEETS
December 31, 2001 and 2000

	2001	2000
ASSETS
Current assets:
Cash and cash equivalents	$6,771,338	$5,953,813
Account receivable:
Trade (less allowance for doubtful accounts of $100,000 at December 31, 2001 and 2000)	3,088,940	2,864,558
Prepaid expenses and other current assets	255,820	214,359

Total current assets	10,116,098	9,032,730
Property and equipment, net	1,445,136	821,794
Intangible assets, net	—	15,000
Deferred taxes	76,962	146,531

Total assets	$11,638,196	$10,016,055

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Accrued DMV fees	$1,806,065	$2,158,478
Accrued liabilities	455,229	267,162
Income taxes payable	536,081	1,117,978
Dividends payable	519,000	579,000
Deferred compensation	—	430,000

Total current liabilities	3,316,375	4,552,618
Deferred rent	87,777	64,472

Total Liabilities	3,404,152	4,617,090

Commitments and contingencies (Note 9)
Stockholder’s equity:
Common stock; 10,000 shares authorized; 1,620 and 1,770 shares issued and outstanding at December 31, 2001 and 2000, respectively	10,000	10,000
Retained earnings	8,224,044	5,388,965

Total stockholder’s equity	8,234,044	5,398,965

Total liabilities and stockholder’s equity	$11,638,196	$10,016,055

The accompanying notes are an integral part of these financial statements.

AMERICAN DRIVING RECORDS, INC.

INCOME STATEMENTS
For the Years Ended December 31, 2001 and 2000

	2001	2000
Service revenues	$32,433,182	$26,989,704
Cost of service revenues	23,175,779	19,245,305

Gross margin	9,257,403	7,744,399
Selling, general, and administrative expenses	4,599,361	3,786,879

Income for operations	4,658,042	3,957,520
Interest income	267,209	190,252

Income before provisions for income tax	4,925,251	4,147,772
Provision for income tax	2,007,672	1,691,447

Net income	$2,917,579	$2,456,325

The accompanying notes are an integral part of these financial statements.

AMERICAN DRIVING RECORDS, INC.

STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY
For the Years Ended December 31, 2001 and 2000

	Common Stock		Retained Earnings	Total
	Shares	Amount
Balance, December 31, 1999	2,000	$10,000	$4,194,140	$4,204,140
Net income	—	—	2,456,325	2,456,325
Dividends	—	—	(1,135,000)	(1,135,000)
Stock redemption	(230)	—	(126,500)	(126,500)

Balance, December 31, 2000	1,770	10,000	5,388,965	5,398,965
Net income	—	—	2,917,579	2,917,579
Stock redemption	(150)	—	(82,500)	(82,500)

Balance, December 31, 2001	1,620	$10,000	$8,224,044	$8,234,044

The accompanying notes are an integral part of these financial statements.

AMERICAN DRIVING RECORDS, INC.

STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2001 and 2000

	2001	2000
Cash flows from operating activities:
Net income	$2,917,579	$2,456,325
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	296,712	186,351
Deferred taxes	65,959	(149,018)
Change in operating assets and liabilities:
Accounts receivable	(224,382)	(808,198)
Prepaid expenses and other current assets	(41,461)	(153,543)
Accrued DMV fees	(352,413)	925,463
Accrued income taxes	(578,287)	1,400,681
Accrued liabilities	188,067	(124,442)
Deferred compensation	(430,000)	—
Deferred rent	23,305	46,104

Net cash provided by operating activities	1,865,079	3,779,723

Cash flows from investing activities:
Purchase of property and equipment	(905,054)	(573,915)

Net cash used in investing activities	(905,054)	(573,915)

Cash flows from financing activities:
Dividend distribution payments	(60,000)	(556,000)
Stock redemption	(82,500)	(126,500)

Net cash used in financing activities	(142,500)	(682,500)

Increase in cash and cash equivalents	817,525	2,523,308

Cash and cash equivalents at beginning of year	5,953,813	3,430,505

Cash and cash equivalents at end of year	$6,771,338	$5,953,813

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$2,552,902	$407,892

The accompanying notes are an integral part of these financial statements.

AMERICAN DRIVING RECORDS, INC.

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001 and 2000

1.    Organization and Nature of Business

American Driving Records, Inc. (“The Company”) is a California corporation incorporated in 1989. The Company provides state motor vehicle records primarily to insurance and employment screening companies throughout the United States and Canada.

2.    Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the statements. Actual results could differ from the estimates and assumptions used.

Fair Value of Financial Instruments

The carrying amount of the Company’s financial instruments at December 31, 2001 and 2000, which includes cash and cash equivalents and accounts receivable, approximates fair value due to the short maturity of those instruments.

Cash Equivalents

The Company considers cash equivalents to be all short-term investments that have an initial maturity of 90 days or less.

Accounts Receivable

Accounts receivable are due from companies in a broad range of industries located throughout the United States. Credit is extended based on an evaluation of the customer’s financial condition, and generally, collateral is not required. The Company establishes an allowance for doubtful accounts based upon the credit risk of specific customers, historical trends and other credit information.

Property and Equipment

Property and equipment are recorded at cost. Furniture and equipment includes computer software acquired and developed for internal use and for use with the Company’s products. Software development costs are capitalized from the time technological feasibility is established until the software is ready for use. Additions and betterments are capitalized, whereas maintenance and repairs are charged to operations as incurred.

Effective January 1, 1999, the Company adopted Statement of Position (SOP) 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use.” SOP 98-1 requires the Company to capitalize interest costs incurred and certain payroll-related costs of employees directly associated with developing software in addition to incremental payments to third parties.

Depreciation on furniture and equipment is computed using the straight-line method over estimated useful lives of 3 to 10 years, respectively. Capitalized software costs are amortized using the straight-line method over estimated useful lives of generally 5 years.

AMERICAN DRIVING RECORDS, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001 and 2000

Intangible Assets

Intangible assets are primarily related to covenants not to compete and are amortized over their contractual life of 5 years. The Company periodically evaluates the amortization period assigned to each intangible asset to ensure that there have not been any events or circumstances that warrant revised estimates of useful lives.

In June 2001, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 141, “Business Combinations” (“SFAS 141”). This statement addresses financial accounting and reporting for business combinations and supercedes APB Opinion No. 16, “Business Combinations”. All business combinations in the scope of SFAS 141 are to be accounted for using the purchase method of accounting. The provisions of SFAS 141 apply to all business combinations initiated or closed after June 30, 2001. The adoption of SFAS 141 did not have a material effect on the Company’s financial condition or results of operations.

In June 2001, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). This statement addresses financial accounting and reporting for business combinations and supercedes APB Opinion No. 17, “Intangible Assets”. SFAS 142 addresses how goodwill and other intangible assets should be accounted for in the financial statements. Goodwill and intangible assets that have indefinite lives will not be amortized, but rather will be tested at least annually for impairment. Intangible assets that have finite lives will continue to be amortized over their useful lives, but without restraint of an arbitrary ceiling. The provisions of SFAS 142 are required to be applied starting with fiscal years beginning after December 15, 2001, and apply to all goodwill and other intangible assets recognized in the financial statements at that date. Goodwill and intangible assets acquired after June 30, 2001, will be subject immediately to non-amortization and amortization provisions of SFAS 142. Management of the Company anticipates that the adoption of SFAS 142 will not have a material effect on the Company’s financial condition or results of operations.

Income Taxes

Taxes are based on income for financial reporting purposes and include deferred taxes applicable to temporary differences between the financial statement carrying amount and the tax basis of certain of the Company’s assets and liabilities.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. An impairment loss is recognized when the estimated undiscounted future cash flows from the assets are less than the carrying value of the assets. Assets to be disposed of are reported at the lower of their carrying amount or fair value less cost to sell.

Revenue Recognition

Revenues are recognized when the Company processes a motor vehicle record request on behalf of a customer and delivers the report to the customer.

AMERICAN DRIVING RECORDS, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001 and 2000

Comprehensive Income

Statement of Financial Accounting Standards (“SFAS”) No. 130, “Reporting Comprehensive Income” (“SFAS No. 130”), governs the financial statement presentation of changes in shareholders’ equity resulting from non-owner sources. Comprehensive income includes all changes in equity except those resulting from investments by owners and distribution to owners. For the years ended December 31, 2001 and 2000, the Company had no items of comprehensive income (loss) other than net income; therefore, a separate statement of comprehensive income (loss) has not been presented for these periods.

New Accounting Pronouncements

In July 2001, the FASB issued SFAS 143 Accounting for Asset Retirement Obligations, which requires that companies recognize a liability for retirement obligations of long lived assets in the period the liability occurs. This pronouncement is effective for fiscal years beginning after June 15, 2002. We do not anticipate any significant impact on our financial results from adoption of this standard.

In August 2001, the FASB issued SFAS 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS 144 establishes a single accounting model for the impairment or disposal of long-lived assets, including discontinuance of operations. SFAS 144 superseded Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets for Long-Lived Assets to Be Disposed of and APB Opinion No. 30, Reporting the Results of Operations—Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. The provisions of SFAS 144 are effective in fiscal years beginning after December 15, 2001, with early adoption permitted and, in general, are to be applied prospectively. The Company does not anticipate any significant impact on financial results from adoption of this standard.

In June 2002, the FASB issued SFAS 146 Accounting for Costs Associated with Exit or Disposal Activities. This pronouncement addresses financial accounting and reporting for costs associated with exit or disposal activities not covered under SFAS 144 and also nullifies EITF 94-3. This pronouncement is effective for activities initiated after December 31, 2002. We do not anticipate any significant impact on our financial results from adoption of this standard.

AMERICAN DRIVING RECORDS, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001 and 2000

3.    Property and Equipment

As of December 31, 2001 and 2000, property and equipment is as follows:

	2001	2002
Furniture and equipment	$99,507	$99,507
Data processing equipment	510,833	305,899
Software in process	388,827	52,260
Capitalized software	914,782	551,229

	1,913,949	1,008,895
Less accumulated depreciation and amortization	(468,813)	(187,101)

Property and equipment, net	$1,445,136	$821,794

Deprecation expense was $281,712 and $156,351 for the year ended December 31, 2001 and 2000, respectively, and is included in selling, general, and administrative expenses.

4.    Intangible Assets

Intangible assets for the year ended December 31, 2001 and 2000 are as follows:

2000
Intangible assets:
Noncompete agreements	$150,000
Less accumulated amortization	(135,000)

Intangible assets, net	$15,000

Intangible asset amortization of $15,000 and $30,000 for the years ended December 31, 2001 and 2000, respectively is included in selling, general and administrative expenses. All non-compete agreements were fully amortized and written off during 2001.

5.    Income Taxes

Income taxes are summarized as follows:

	2001	2000
Current:
Federal	$1,523,990	$1,469,349
State	417,723	371,116

	1,941,713	1,840,465
Deferred:
Federal	48,110	(144,868)
State	17,849	(4,150)

	65,959	(149,018)

	$2,007,672	$1,691,447

AMERICAN DRIVING RECORDS, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001 and 2000

Income taxes differ from the amounts computed by applying the federal income tax rate of 35.0%. A reconciliation of this difference is as follows:

	2001	2000
Taxes calculated at federal rate	$1,723,838	$1,451,720
State taxes, net of federal benefit	283,122	238,528
Other items, net	712	1,199

	$2,007,672	$1,691,447

The primary components of temporary differences that give rise to the Company’s net deferred tax assets are as follows:

	2001	2000
Deferred tax assets:
Depreciable and amortized assets	$14,294	$17,904
State tax	151,187	128,627

	165,481	146,531
Deferred tax liabilities:
Accrued expenses	88,519	—

	88,519	—

Net deferred tax asset	$76,962	$146,531

6.    Stock Redemption

In 1996 the Company agreed to purchase 1,000 shares of Company stock, which represented 50% of the outstanding shares of the Company, for $550,000. The redemption was effected over 5 years with a final payment in the amount of $82,500 in May 2001.

7.    Employee Benefits

The Company sponsors a defined contribution 401(k) profit sharing plan. Participation in this plan is available to substantially all employees after completing an initial period of service. Employees may contribute a percentage of their pretax income. The Plan provides for discretionary Company contributions. Discretionary contributions aggregated $50,784 for the years ended December 31, 2001 and 2000.

8.    Related Parties

The corporate office is leased from the sole stockholder. The lease expires in August of 2009 and provides for escalating monthly payments from $9,500 to $15,750.

Payments made to a corporation in India, which is owned by the stockholder were capitalized as software. Amounts capitalized during 2001 and 2000 were $199,680 and $52,260, respectively.

Directors fees to the sole stockholder of $75,000 are included in selling, general and administrative expenses for the year 2001. Total director’s fees paid to the sole stockholder in 2001 were $125,000, including fees accrued prior to fiscal 2000. No director’s fees to the sole stockholder were paid or accrued during 2000.

AMERICAN DRIVING RECORDS, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the Years Ended December 31, 2001 and 2000

9.    Commitments and Contingencies

Operating Leases

The Company leases office space at various locations. The office lease payments ranged from $1,056 to $9,500 during 2000 and 2001. In addition the Company has various equipment leases with the final maturity due in August of 2005. Monthly rental payments range from $150 to $209. Rent expense under operating leases was $313,255 and $183,249 for the years ended December 31, 2001 and 2000, respectively.

Future minimum rental payments under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2001, are as follows:

Year Ending December 31,
2002	$184,350
2003	202,058
2004	187,756
2005	195,085
2006	174,000
Thereafter	500,250

$1,443,499

Litigation

The Company is involved in routine legal proceedings related to its operations. While the ultimate disposition of each proceeding is not determinable, the Company does not believe that any of such proceedings will have a material adverse effect on its financial condition, results of operations or cash flows.

10.    Subsequent Event

During January 2002, the Company was purchased by The First American Corporation pursuant to a stock purchase agreement.

ANNEX A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

THE FIRST AMERICAN CORPORATION,

US SEARCH.COM INC.,

FIRST ADVANTAGE CORPORATION

AND

STOCKHOLM SEVEN MERGER CORP.

Dated as of December 13, 2002

i

COMPANY OPTION AND WARRANT SCHEDULE

EXHIBIT A-1	FORM OF COMPANY CERTIFICATE OF MERGER
EXHIBIT A-2	FORM OF SAFERENT CERTIFICATE OF MERGER
EXHIBIT A-3	FORM OF SAFERENT AGREEMENT OF MERGER
EXHIBIT A-4	FORM OF EHP ARTICLES OF MERGER
EXHIBIT A-5	FORM OF EHP PLAN OF MERGER
EXHIBIT A-6	FORM OF SAMI ARTICLES OF MERGER
EXHIBIT A-7	FORM OF SAMI PLAN OF MERGER
EXHIBIT A-8	FORM OF HIRECHECK ARTICLES OF MERGER
EXHIBIT A-9	FORM OF HIRECHECK PLAN OF MERGER
EXHIBIT A-10	FORM OF ADR CERTIFICATES OF APPROVAL
EXHIBIT A-11	FORM OF ADR AGREEMENT OF MERGER
EXHIBIT A-12	FORM OF REGISTRY ARTICLES OF MERGER
EXHIBIT A-13	FORM OF REGISTRY PLAN OF MERGER
EXHIBIT B	PARENT CERTIFICATE OF INCORPORATION
EXHIBIT C	PARENT BYLAWS

EXHIBIT D-1	FORM OF PROMISSORY NOTE
EXHIBIT D-2	FORM OF SECURITY AGREEMENT
EXHIBIT E	FORM OF CLOSING CERTIFICATE OF THE COMPANY
EXHIBIT F	FORM OF CLOSING CERTIFICATE OF FACO PARTIES
EXHIBIT G	FORM OF STANDSTILL AGREEMENT
EXHIBIT H	FORM OF SERVICES AGREEMENT
EXHIBIT I-1	FORM OF TAX CERTIFICATE OF FACO, PARENT AND COMPANY MERGER SUB
EXHIBIT I-2	FORM OF TAX CERTIFICATE OF THE COMPANY

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of December 13, 2002 (this “Agreement”), by and among THE FIRST AMERICAN CORPORATION, a California corporation (“FACO”), US SEARCH.COM INC., a Delaware corporation (the “Company”), FIRST ADVANTAGE CORPORATION, a Delaware corporation (“Parent”), and STOCKHOLM SEVEN MERGER CORP., a Delaware corporation (“Company Merger Sub”).

WITNESSETH:

WHEREAS, the Boards of Directors of FACO, the Company and Parent have each determined that it is in the best interests of their respective companies and the shareholders of their respective companies to effect, and in furtherance thereof have approved, a business combination pursuant to which (a) Company Merger Sub, a wholly-owned subsidiary of Parent, will merge with and into the Company (such merger, the “Company Merger”), (b) Stockholm One Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“FAST Merger Sub 1”), FAST Merger Sub 1 will merge with and into SafeRent, Inc., a Delaware corporation and a wholly-owned subsidiary of FACO (“SafeRent”) (such merger, the “SafeRent Merger”), (c) Stockholm Two Merger Corp., a Florida corporation and a wholly-owned subsidiary of Parent (“FAST Merger Sub 2”), FAST Merger Sub 2 will merge with and into Employee Health Programs, Inc., a Florida corporation and a wholly-owned subsidiary of FACO (“EHP”) (such merger, the “EHP Merger”), (d) Stockholm Three Merger Corp., a Florida corporation and a wholly-owned subsidiary of Parent (“FAST Merger Sub 3”), FAST Merger Sub 3 will merge with and into Substance Abuse Management, Inc., a Florida corporation and a wholly-owned subsidiary of FACO (“SAMI”) (such merger, the “SAMI Merger”), (e) Stockholm Four Merger Corp., a Florida corporation and a wholly-owned subsidiary of Parent (“FAST Merger Sub 4”), FAST Merger Sub 4 will merge with and into Hirecheck, Inc., a Florida corporation and a wholly-owned subsidiary of FACO (“Hirecheck”) (such merger, the “Hirecheck Merger”), (f) Stockholm Five Merger Corp., a California corporation and a wholly-owned subsidiary of Parent (“FAST Merger Sub 5”), FAST Merger Sub 5 will merge with and into American Driving Records, Inc., a California corporation and a wholly-owned subsidiary of FACO (“ADR”) (such merger, the “ADR Merger”), and (g) Stockholm Six Merger Corp., a Nevada corporation and a wholly-owned subsidiary of Parent (“FAST Merger Sub 6”), FAST Merger Sub 6 will merge with and into First American Registry, Inc., a Nevada corporation and a wholly-owned subsidiary of FACO (“Registry”) (such merger, the “Registry Merger”; the Company Merger, the SafeRent Merger, the EHP Merger, the SAMI Merger, the Hirecheck Merger, the ADR Merger and the Registry Merger each, a “Merger” and collectively, the “Mergers”), in each case upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, upon the consummation of the Mergers, (a) the outstanding shares of Common Stock, par value $0.001, of the Company (“Company Common Stock”), shall be converted into shares of Class A Common Stock, par value $0.001, of Parent (“Parent Class A Stock”), at the rate set forth herein, (b) the outstanding shares of capital stock of each of the FAST Companies shall be converted into shares of Class B Common Stock, par value $0.001, of Parent (“Parent Class B Stock”), at the rates set forth herein and (c) each of the Company and the FAST Companies will become a wholly owned Subsidiary (as defined below) of Parent;

WHEREAS, the Parties (as defined below) desire to make certain representations, warranties and agreements in connection with the Mergers and also to prescribe various conditions to the Mergers;

WHEREAS, in order to effectuate and facilitate the Mergers, each Party has independently determined that it is in its best interest to enter into this Agreement and to consummate the transactions contemplated hereby; and

WHEREAS, the Parties intend that each of the Mergers be treated as a tax-free reorganization under Section 368(a) of the Code (as defined below) and that this Agreement constitute a “plan of reorganization” within the meaning of Sections 354(a) and 361(a) of the Code;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

SECTION 1

DEFINITIONS AND INTERPRETATIONS

1.1    Defined Terms.    In this Agreement the following words and expressions shall have the following meanings (such meaning to be equally applicable to both the singular and plural forms of the terms defined):

“ADR” shall have the meaning provided in the first WHEREAS clause.

“ADR Agreement of Merger” shall have the meaning provided in Section 2.2(f).

“ADR Certificates of Approval” shall mean the Certificates of Approval in the forms attached hereto as Exhibit A-10.

“ADR Common Stock” shall mean the Common Stock, no par value, of ADR.

“ADR Merger” shall have the meaning provided in the first WHEREAS clause.

“ADR Surviving Corporation” shall have the meaning provided in Section 2.2(f).

“Agreement” shall have the meaning provided in the introductory paragraph hereto.

“Antitrust Division” shall mean the Antitrust Division of the U.S. Department of Justice.

“Borrowing Limit” shall mean $4,400,000, less the dollar amount of any cash proceeds received by the Company from the exercise of any Company Stock Rights or Company Warrants exercised prior to the Closing.

“Business Day” shall mean any day, excluding Saturday, Sunday or any day which shall be a legal holiday in the State of California.

“California Code” shall mean the California General Corporation Law.

“California Merger Documents” shall mean those documents required to be filed with the California Secretary of State in accordance with Section 1103 of the California Code.

“Closing” shall have the meaning provided in Section 2.14.

“Closing Date” shall have the meaning provided in Section 2.14.

“Code” shall have the meaning provided in Section 3.19(a).

“Company” shall have the meaning provided in the introductory paragraph hereto.

“Company Balance Sheet” shall mean the balance sheet of the Company included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2002.

“Company Balance Sheet Date” shall mean September 30, 2002.

“Company Certificate of Merger” shall mean the Certificate of Merger in the form attached hereto as Exhibit A-1.

“Company Common Certificate” shall have the meaning provided in Section 2.4(a).

“Company Common Stock” shall have the meaning provided in the second WHEREAS clause.

“Company Financial Statements” shall have the meaning provided in Section 3.5.

“Company Intellectual Property” shall mean all Intellectual Property owned by the Company and/or any of its Subsidiaries or used in connection with the business of the Company and/or any of its Subsidiaries.

“Company Merger Sub” shall have the meaning provided in the introductory paragraph.

“Company Pension Plans” shall have the meaning provided in Section 3.19(a).

“Company Permitted Liens” shall have the meaning provided in Section 3.7.

“Company Plans” shall have the meaning provided in Section 3.19(a).

“Company SEC Reports” shall have the meaning provided in Section 3.5.

“Company Shareholders Meeting” shall have the meaning provided in Section 9.1(a)(ii).

“Company Stock Rights” shall have the meaning provided in Section 2.7(a).

“Company Surviving Corporation” shall have the meaning provided in Section 2.2(a).

“Company Warrant” shall have the meaning provided in Section 2.12.

“Company Welfare Plans” shall have the meaning provided in Section 3.19(a).

“Confidentiality Agreement” shall mean that certain Mutual Non-Disclosure Agreement dated as of June 14, 2002 by and between FACO and the Company.

“D&O Insurance” shall have the meaning provided in Section 9.4(b).

“Delaware Agreements of Merger” shall mean, collectively, this Agreement and the SafeRent Agreement of Merger.

“Delaware Certificates of Merger” shall mean, collectively, the Company Certificate of Merger and the SafeRent Certificate of Merger.

“Delaware Code” shall mean the Delaware General Corporation Law.

“Delaware Merger Documents” shall mean those documents required to be filed with the Delaware Secretary of State in accordance with Section 251 of the Delaware Code.

“Effective Time” shall have the meaning provided in Section 2.2(h).

“EHP” shall have the meaning provided in the first WHEREAS clause.

“EHP Articles of Merger” shall mean the Articles of Merger in the form attached hereto as Exhibit A-4.

“EHP Common Stock” shall mean the Common Stock, par value $1.00, of EHP.

“EHP Merger” shall have the meaning provided in the first WHEREAS clause.

“EHP Plan of Merger” shall have the meaning provided in Section 2.2(c).

“EHP/SafeRent Plans” shall have the meaning provided in Section 4.19(b).

“EHP Surviving Corporation” shall have the meaning provided in Section 2.2(c).

“Entity” shall mean any Person that is not a natural Person.

“ERISA” shall have the meaning provided in Section 3.19(a).

“Excepted Shares” shall mean any shares of Company Common Stock that are held by FACO, the Company or any direct or indirect Subsidiary thereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Agent” shall have the meaning provided in Section 2.4(a).

“Exchange Ratio” shall have the meaning provided in Section 2.3(a).

“FACO” shall have the meaning provided in the introductory paragraph hereto.

“FAST Acquisition Agreements” shall have the meaning provided in Section 9.7.

“FAST Balance Sheet Date” shall mean (i) in the case of ADR, EHP, Hirecheck, Registry, SafeRent and SAMI, September 30, 2002 and (ii) in the case of ZapApp, March 31, 2002.

“FAST Balance Sheets” shall mean, collectively, (i) the unaudited consolidated balance sheet for Hirecheck, Registry and SAMI, together with their respective consolidated Subsidiaries, if any, as at December 31, 2001, (ii) the unaudited balance sheets of each of EHP and SafeRent, together with their respective consolidated Subsidiaries, if any, as at December 31, 2001, (iii) the unaudited balance sheets of each of EHP and SafeRent, together with their respective consolidated Subsidiaries, if any, as at September 30, 2002, (iv) the unaudited consolidated balance sheet for ADR, Hirecheck, Registry and SAMI, together with their respective consolidated Subsidiaries, if any, as at September 30, 2002, (v) the unaudited pro forma consolidated balance sheet for the FAST Companies (other than Indian), together with their respective consolidated subsidiaries, if any, as at September 30, 2002 and (vi) the unaudited balance sheet of ZapApp as at March 31, 2002.

“FAST Company” or “FAST Companies” shall mean each of SafeRent, EHP, SAMI, Hirecheck, Registry, ADR, Indian or all of them, as the case may be.

“FAST Company Acquisition Indebtedness” shall have the meaning provided in Section 4.27.

“FAST Financial Statements” shall mean (i) the FAST Balance Sheets, (ii) the unaudited consolidated income statement for Hirecheck, Registry and SAMI, together with their respective consolidated Subsidiaries, if any, for the twelve months ended December 31, 2001, (iii) the unaudited income statement of each of EHP and SafeRent, together with their respective consolidated Subsidiaries, if any, for the twelve months ended December 31, 2001, (iv) the unaudited income statement of each of EHP and SafeRent, together with their respective consolidated Subsidiaries, if any, for the nine months ended September 30, 2002, (v) the unaudited pro forma consolidated income statement for the FAST Companies (other than Indian), together with their respective consolidated Subsidiaries, if any, for the twelve months ended December 31, 2001, (vi) the unaudited pro forma consolidated income statement for the FAST Companies (other than Indian), together with their respective consolidated Subsidiaries, if any, for the nine months ended September 30, 2002 and (vii) the unaudited profit and loss account of ZapApp for the twelve months ended March 31, 2002.

“FAST Intellectual Property” shall mean all Intellectual Property owned by a FAST Company and/or any Subsidiary thereof or used in connection with the business of a FAST Company and/or any Subsidiary thereof.

“FAST Merger Sub 1” shall have the meaning provided in the first WHEREAS clause.

“FAST Merger Sub 2” shall have the meaning provided in the first WHEREAS clause.

“FAST Merger Sub 3” shall have the meaning provided in the first WHEREAS clause.

“FAST Merger Sub 4” shall have the meaning provided in the first WHEREAS clause.

“FAST Merger Sub 5” shall have the meaning provided in the first WHEREAS clause.

“FAST Merger Sub 6” shall have the meaning provided in the first WHEREAS clause.

“FAST Pension Plans” shall have the meaning provided in Section 4.19(a).

“FAST Permitted Liens” shall have the meaning provided in Section 4.7.

“FAST Plans” shall have the meaning provided in Section 4.19(a).

“FAST Permitted Liens” shall have the meaning provided in Section 4.7.

“FAST Stock Consideration” shall mean the number of shares of Parent Class B Stock deliverable to FACO as provided in Section 2.13.

“Florida Articles of Merger” shall mean, collectively, the EHP Articles of Merger, the SAMI Articles of Merger and the Hirecheck Articles of Merger.

“Florida Code” shall mean the Florida Business Corporation Act.

“Florida Merger Documents” shall mean those documents required to be filed with the Florida Secretary of State in accordance with Section 607.1105 of the Florida Code.

“Florida Plans of Merger” shall mean, collectively, the EHP Plan of Merger, the SAMI Plan of Merger and the Hirecheck Plan of Merger.

“FTC” shall mean the Federal Trade Commission.

“GAAP” shall mean United States generally accepted accounting principles applied on a consistent basis.

“Governmental Entities” shall mean the appropriate legislative, executive, judicial, Federal, state and local governmental or regulatory agencies and authorities in the United States or any other jurisdiction.

“Hirecheck” shall have the meaning provided in the first WHEREAS clause.

“Hirecheck Articles of Merger” shall mean the Articles of Merger in the form attached hereto as Exhibit  A-8.

“Hirecheck Common Stock” shall mean the Common Stock, par value $0.0001, of Hirecheck.

“Hirecheck Merger” shall have the meaning provided in the first WHEREAS clause.

“Hirecheck Plan of Merger” shall have the meaning provided in Section 2.2(e).

“Hirecheck Surviving Corporation” shall have the meaning provided in Section 2.2(e).

“HSR Act” shall have the meaning provided in Section 3.22.

“Indemnified Party” or “Indemnified Parties” shall have the meaning provided in Section 9.4(a).

“Indian” shall mean First American Indian Holdings LLC, a Delaware limited liability company and a wholly owned subsidiary of FACO.

“Indian Interests” shall mean all of the membership interests in Indian.

“Intellectual Property” shall mean all domestic and foreign patents, patent applications, trademarks, service marks and other indicia of origin, trademark and service mark registrations and applications for registrations thereof, copyrights, copyright registrations and applications for registration thereof, Internet domain names and universal resource locators (“URLs”) and the Internet sites (collectively, the “Sites”) corresponding thereto, trade secrets, inventions (whether or not patentable), invention disclosures, moral and economic rights of authors and inventors (however denominated), technical data, customer lists, corporate and business names, trade names, trade dress, brand names, know-how, show-how, maskworks, formulae, methods (whether or not patentable), designs, processes, procedures, technology, source codes, object codes, computer software programs, databases, data collectors and other proprietary information or material of any type, whether written or unwritten (and all good will associated with, and all derivatives, improvements and refinements of, any of the foregoing).

“IRS” shall have the meaning provided in Section 3.19(f).

“Licenses” shall have the meaning provided in Section 3.17.

“Material Adverse Effect” shall mean, with respect to any Person, any adverse change, event, circumstance or effect that, individually or in the aggregate with all other adverse changes, events, circumstances and effects, is materially adverse to (i) the validity or enforceability of this Agreement, (ii) the ability of such Person to timely perform its obligations under this Agreement or (iii) the business, operations, assets, liabilities, financial condition or results of operations of such Person and its Subsidiaries, taken as a whole; provided, however, that the term “Material Adverse Effect” shall not include any adverse change, event, circumstance or effect that is proximately caused by (a) conditions affecting the United States economy generally or the economy of the regions in which such Person and its Subsidiaries, taken as a whole, conducts a material part of its business, (b) changes in financial markets, including fluctuations in the price of shares of the common stock of the Company or the common shares of FACO, (c) conditions affecting the industries in which such Person and its Subsidiaries compete or (d) the announcement, or other disclosure, of the transactions contemplated by this Agreement (to the extent such announcement or disclosure is not effected in contravention of any term of this Agreement) or the consummation of the transactions contemplated by this Agreement (including compliance by such Person with its covenants hereunder).

“Merger” and “Mergers” shall have the meanings provided in the first WHEREAS clause.

“Merger Consideration” shall mean the shares of Parent Class A Stock and any cash in lieu of fractional shares of Parent Class A Stock receivable by each shareholder of the Company pursuant to Section 2.3(a) and 2.3(b), respectively.

“Merger Sub” and “Merger Subs” shall have the meanings provided in the introductory paragraph hereto.

“NASD” shall mean the National Association of Securities Dealers, Inc., and any successor thereto.

“Nasdaq” shall mean the Nasdaq Stock Market, Inc., and any successor thereto.

“Nevada Code” shall mean the Nevada Revised Statutes.

“Nevada Merger Documents” shall mean those documents required to be filed with the Nevada Secretary of State in accordance with the Nevada Code.

“New Stock Rights” shall have the meaning provided in Section 2.7(a).

“NYSE” shall mean the New York Stock Exchange.

“Ordinary Course” shall mean, with respect to any Person, the ordinary course of commercial operations customarily engaged in by such Person, consistent with past practices (including with respect to quantity and frequency).

“Parent” shall have the meaning provided in the introductory paragraph hereto.

“Parent Bylaws” shall have the meaning provided in Section 2.9.

“Parent Certificate of Incorporation” shall have the meaning provided in Section 2.9.

“Parent Class A Certificate” shall have the meaning provided in Section 2.4(a).

“Parent Class A Stock” shall have the meaning provided in the second WHEREAS clause.

“Parent Class B Stock” shall have the meaning provided in the second WHEREAS clause.

“Party” or “Parties” shall mean each of FACO, the Company, Parent, Company Merger Sub or all of them, as the case may be.

“Permitted Reverse Stock Split” shall mean an amendment to the certificate of incorporation of the Company to affect a reverse stock split of the outstanding shares of common stock of the Company if, in the opinion of the Company’s management, such reverse stock split is advisable to attempt to maintain compliance with the requirements for continued listing of the Nasdaq National Market.

“Person” shall mean and include any individual, partnership, joint venture, association, joint stock company, corporation, trust, limited liability company, unincorporated organization, a group and a government or other department, agency or political subdivision thereof.

“Pre-Closing Period” shall have the meaning provided in Section 3.13(b).

“Premium Limit” shall have the meaning provided in Section 9.4(b).

“Promissory Note” shall mean a subordinated secured promissory note in substantially the form of Exhibit D-1 executed by the Company.

“Proxy Statement/Prospectus” shall have the meaning provided in Section 8.1.

“PRSI Merger Agreement” shall mean the Agreement and Plan of Merger dated as of December 28, 2001 among the Company, US SEARCH Screening Services, Inc., Professional Resource Screening, Inc., Irwin R. Pearlstein, David Pearlstein and Cheryl Pearlstein-Enos.

“PRSI Settlement” shall have the meaning provided in Section 9.8.

“Registration Statement” shall have the meaning provided in Section 8.1.

“Registry” shall have the meaning provided in the first WHEREAS clause.

“Registry Articles of Merger” shall mean the Articles of Merger in the form attached hereto as Exhibit A-12.

“Registry Common Stock” shall mean the Common Stock, par value $1.00, of Registry.

“Registry Merger” shall have the meaning provided in the first WHEREAS clause.

“Registry Plan of Merger” shall have the meaning provided in Section 2.2(g).

“Registry Surviving Corporation” shall have the meaning provided in Section 2.2(g).

“Returns” shall have the meaning provided in Section 3.13(a).

“SafeRent” shall have the meaning provided in the first WHEREAS clause.

“SafeRent Agreement of Merger” shall have the meaning provided in Section 2.2(b).

“SafeRent Certificate of Merger” shall mean the Certificate of Merger in the form attached hereto as Exhibit A-2.

“SafeRent Common Stock” shall mean the Common Stock, par value $0.01, of SafeRent.

“SafeRent Merger” shall have the meaning provided in the first WHEREAS clause.

“SafeRent Surviving Corporation” shall have the meaning provided in Section 2.2(b).

“SAMI” shall have the meaning provided in the first WHEREAS clause.

“SAMI Articles of Merger” shall mean the Articles of Merger in the form attached hereto as Exhibit A-6.

“SAMI Common Stock” shall mean the Common Stock, par value $0.10, of SAMI.

“SAMI Merger” shall have the meaning provided in the first WHEREAS clause.

“SAMI Plan of Merger” shall have the meaning provided in Section 2.2(d).

“SAMI Surviving Corporation” shall have the meaning provided in Section 2.2(d).

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Security Agreement” shall have the meaning provided in Section 6.6.

“Stock Plans” shall have the meaning provided in Section 2.7(a).

“Subsidiary” shall mean, with respect to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any Entity (other than a corporation) in which such Person and/or one more Subsidiaries of such Person has more than a 50% equity interest at the time or otherwise controls the management and affairs of such Entity (including the power to veto any material act or decision).

“Takeover Proposal” shall mean any tender or exchange offer, or proposal, other than a proposal by FACO or any of its affiliates, for a merger, share exchange or other business combination involving the Company or any of its Subsidiaries or any proposal or offer to acquire in any manner a substantial equity interest in the Company or any of its Subsidiaries or a substantial portion of the assets of the Company or any of its Subsidiaries.

“Takeover Statute” shall mean any “fair price,” “moratorium,” “control share acquisition,” or other similar anti-takeover statute or regulation enacted under state or federal laws in the United States.

“Taxes” shall mean all taxes, assessments, charges, duties, fees, levies or other governmental charges, including, all Federal, state, local, foreign and other income, franchise, profits, gross receipts, capital gains, capital stock, transfer, property, sales, use, value added, occupation, property, excise, severance, windfall profits, stamp, license, payroll, social security, withholding and other taxes, assessments, charges, duties, fees, levies or other governmental charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a Return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest and shall include any liability for such amounts as a result either of being a member of a combined, consolidated, unitary or affiliated group or of a contractual obligation to indemnify any Person.

“Trading Day” shall mean a day on which the Nasdaq is open for at least one-half of its normal business hours.

“24/7” shall have the meaning provided in Section 3.15(k).

“VEBAs” shall have the meaning provided in Section 3.19(a).

“ZapApp” shall mean ZapApp India Private Limited, a private limited company organized under the laws of India.

1.2    Principles of Construction.

(a)  All references to Sections, subsections and Exhibits are to Sections, subsections and Exhibits in or to this Agreement unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” is not limiting and means “including without limitation.”

(b)  All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

(c)  In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

(d)  The Table of Contents hereto and the Section headings herein are for convenience only and shall not affect the construction hereof.

(e)  This Agreement is the result of negotiations among and has been reviewed by each Party’s counsel. Accordingly, this Agreement shall not be construed against any Party merely because of such Party’s involvement in its preparation.

(f)  All references to (i) Schedules in Section 3 are to Schedules that form a part of the Disclosure Schedule delivered by the Company to FACO concurrently with the execution and delivery of this Agreement and (ii) Schedules in Sections 4 and 9.9 are to Schedules that form a part of the Disclosure Schedule delivered by FACO to the Company concurrently with the execution and delivery of this Agreement. The Schedules referred to herein are incorporated herein by reference.

SECTION 2

THE MERGERS AND RELATED MATTERS

2.1    Formation of Parent and the Merger Subs.    FACO has caused (a) Parent, Company Merger Sub and FAST Merger Sub 1 to be organized as corporations under the laws of the State of Delaware, (b) FAST Merger Sub 2, FAST Merger Sub 3 and FAST Merger Sub 4 to be organized as corporations under the laws of the State of Florida, (c) FAST Merger Sub 5 to be organized as a corporation under the laws of the State of California and (d) FAST Merger Sub 6 to be organized as a corporation under the laws of the State of Nevada. As of the date hereof, (i) FACO holds one share of common stock, which constitutes 100% of the issued and outstanding capital stock of Parent and (ii) Parent holds one share of common stock, which constitutes 100% of the issued and outstanding capital stock of each Merger Sub. FACO will cause Parent to perform (and Parent will cause each Merger Sub to perform) each of Parent’s and such Merger Sub’s respective obligations under this Agreement.

2.2    The Mergers.

(a)  At the Effective Time, and subject to and upon the terms and conditions of this Agreement, the Company Certificate of Merger and the applicable provisions of the Delaware Code, Company Merger Sub shall be merged with and into the Company and the separate corporate existence of Company Merger Sub shall cease, and the Company shall continue as the surviving corporation under the laws of the State of Delaware (the “Company Surviving Corporation”).

(b)  Prior to the Effective Time, FACO shall cause SafeRent and Fast Merger Sub 1 to enter into the agreement of merger in the form attached as Exhibit A-3 (the “SafeRent Agreement of Merger”). At the Effective Time, and subject to and upon the terms and conditions of this Agreement, the SafeRent Certificate of Merger, the SafeRent Agreement of Merger and the applicable provisions of the Delaware Code, FAST Merger Sub 1 shall be merged with and into SafeRent and the separate corporate existence of FAST Merger Sub 1 shall cease, and SafeRent shall continue as the surviving corporation under the laws of the State of Delaware (the “SafeRent Surviving Corporation”).

(c)  Prior to the Effective Time, FACO shall cause EHP and Fast Merger Sub 2 to enter into the plan of merger in the form attached as Exhibit A-5 (the “EHP Plan of Merger”). At the Effective Time, and subject to and upon the terms and conditions of this Agreement, the EHP Articles of Merger, the EHP Plan of Merger and the applicable provisions of the Florida Code, FAST Merger Sub 2 shall be merged with and into EHP and the separate corporate existence of FAST Merger Sub 2 shall cease, and EHP shall continue as the surviving corporation under the laws of the State of Florida (the “EHP Surviving Corporation”).

(d)  Prior to the Effective Time, FACO shall cause SAMI and Fast Merger Sub 3 to enter into the plan of merger in the form attached as Exhibit A-7 (the “SAMI Plan of Merger”). At the Effective Time, and subject to and upon the terms and conditions of this Agreement, the SAMI Articles of Merger, the SAMI Plan of Merger and the applicable provisions of the Florida Code, FAST Merger Sub 3 shall be merged with and into SAMI and the separate corporate existence of FAST Merger Sub 3 shall cease, and SAMI shall continue as the surviving corporation under the laws of the State of Florida (the “SAMI Surviving Corporation”).

(e)  Prior to the Effective Time, FACO shall cause Hirecheck and Fast Merger Sub 4 to enter into the plan of merger in the form attached as Exhibit A-9 (the “Hirecheck Plan of Merger”). At the Effective Time, and subject to and upon the terms and conditions of this Agreement, the Hirecheck Articles of Merger, the Hirecheck Plan of Merger and the applicable provisions of the Florida Code, FAST Merger Sub 4 shall be merged with and into Hirecheck and the separate corporate existence of FAST Merger Sub 4 shall cease, and Hirecheck shall continue as the surviving corporation under the laws of the State of Florida (the “Hirecheck Surviving Corporation”).

(f)  Prior to the Effective Time, FACO shall cause ADR and Fast Merger Sub 5 to enter into the agreement of merger in the form attached as Exhibit A-11 (the “ADR Agreement of Merger”). At the Effective Time, and subject to and upon the terms and conditions of this Agreement, the ADR Certificates of Approval, the ADR Agreement of Merger and the applicable provisions of the California Code, FAST Merger Sub 5 shall be merged with and into ADR and the separate corporate existence of FAST Merger Sub 5 shall cease, and ADR shall continue as the surviving corporation under the laws of the State of California (the “ADR Surviving Corporation”).

(g)  Prior to the Effective Time, FACO shall cause Registry and Fast Merger Sub 6 to enter into the plan of merger in the form attached as Exhibit A-13 (the “Registry Plan of Merger”). At the Effective Time, and subject to and upon the terms and conditions of this Agreement, the Registry Articles of Merger, the Registry Plan of Merger and the applicable provisions of the Nevada Code, FAST Merger Sub 6 shall be merged with and into Registry and the separate corporate existence of FAST Merger Sub 6 shall cease, and Registry shall continue as the surviving corporation under the laws of the State of Nevada (the “Registry Surviving Corporation”).

(h)  The Mergers shall become effective when (i) the Closing has occurred, (ii) each of the Delaware Agreements of Merger has been executed by the respective parties thereto in accordance with the Delaware Code and each of the Delaware Certificates of Merger, executed in accordance with the Delaware Code, is duly filed with the Secretary of State of Delaware, (iii) each of the Florida Plans of Merger has been executed by the respective parties thereto in accordance with the Florida Code and each of the Florida Articles of Merger, executed in accordance with the Florida Code, is duly filed with the Department of State of Florida, (iv) the ADR Agreement of Merger has been executed by the respective parties thereto in accordance with the California Code and each of the Certificates of Approval, executed in accordance with the California Code, is duly filed with the Secretary of State of California and (v) the Registry Plan of Merger has been executed by the respective parties thereto in accordance with the Nevada Code and the Registry Articles of Merger, executed in accordance with the Nevada Code, is duly filed with the Secretary of State of Nevada, or at the latest of such times as the Parties may agree and specify in the Delaware Certificates of Merger, the Florida Articles of Merger, the

ADR Agreement of Merger and the Registry Articles of Merger (the latest such time of effectiveness, the “Effective Time”).

(i)  Each of the Company and FACO shall cooperate and use their respective best efforts to cause the Delaware Certificates of Merger, the Florida Plans of Merger, the ADR Agreement of Merger and the Registry Plan of Merger to be filed with the Secretary of State of the State of Delaware, the Department of State of the State of Florida, the Secretary of State of the State of California and the Secretary of State of the State of Nevada, as appropriate, including making such modifications to the forms of such documents attached to this Agreement as may be necessary or advisable to effect promptly such filings.

(j)  From and after the Effective Time, (i) the Company Merger and the SafeRent Merger shall have the effects provided for in Section 251 of the Delaware Code, (ii) the EHP Merger, the SAMI Merger and the Hirecheck Merger shall have the effects provided for in Section 607.1106 of the Florida Code, (iii) the ADR Merger shall have the effects provided for in Section 1107 of the California Code and (iv) the Registry Merger shall have the effects provided for in Section 92A.250 of the Nevada Code.

(k)  From and after the Effective Time, (i) the Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Company Surviving Corporation until thereafter amended as provided by law and such Certificate of Incorporation, (ii) the bylaws of the Company, as in effect immediately prior to the Effective Time, shall be the bylaws of the Company Surviving Corporation until thereafter amended as provided by law, by such Certificate of Incorporation or by such bylaws and (iii) the directors and officers of the Company Merger Sub immediately prior to the Effective Time shall be the directors and officers, respectively, of the Company Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and bylaws of the Company Surviving Corporation, until their respective successors shall be duly elected or appointed and qualified.

2.3    Conversion of Company Shares.    At the Effective Time, by virtue of the Company Merger and without any action on the part of any Party or any of their respective shareholders:

(a)  Each share of Company Common Stock then issued and outstanding, other than Excepted Shares, shall be converted into the right to receive 0.04 of a share of Parent Class A Stock; provided, however, that in the event the Company effects a permitted stock split, reverse split (including a Permitted Reverse Stock Split), stock dividend, reorganization, recapitalization or other like change with respect to shares of Company Common Stock after the date hereof and prior to the Effective Time, such fraction (expressed as a decimal) shall be adjusted to reflect fully the effect of such permitted stock split, reverse split, stock dividend, reorganization, recapitalization or other like change (such fraction (expressed as a decimal), as the same may be adjusted in accordance herewith, the “Exchange Ratio”). All such shares of Company Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and each holder of a Company Common Certificate representing any such shares of Company Common Stock shall cease to have any rights with respect thereto, other than the right to receive Parent Class A Stock and cash in lieu of fractional shares of Parent Class A Stock.

(b)  No fraction of a share of Parent Class A Stock will be issued hereunder, but in lieu thereof each holder of Company Common Stock who would otherwise be entitled to receive a fraction of a share of Parent Class A Stock shall receive from Parent, subject to any withholdings required by applicable law, an amount of cash (rounded to the nearest whole cent) equal to the product of (i) such fraction and (ii) the average closing price of a share of Company Common Stock, as quoted on the Nasdaq National Market (or, if no longer quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or the then principal exchange or market for the Company Common Stock), for the ten Trading Days ending on the Trading Day that is three Trading Days prior to the date of the Company Shareholders Meeting.

(c)  Excepted Shares shall be canceled and retired without any conversion thereof and no holder thereof shall receive any cash payment with respect to a fractional share.

(d)  Each share of common stock of Company Merger Sub shall be converted into one share of Common Stock, par value $0.001, of the Company Surviving Corporation.

2.4    Surrender of Company Certificates.

(a)  Exchange of Company Common Certificates.    At the Effective Time, or as soon as practicable thereafter, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as agent (the “Exchange Agent”) for the holders of shares of Company Common Stock in connection with the Company Merger and the payment of the consideration to which holders of shares of Company Common Stock shall become entitled pursuant to Section 2.3. Prior to the filing of the Company Certificate of Merger in accordance with Section 2.2(i), Parent shall deposit with the Exchange Agent in trust for the holders of certificates which immediately prior to the Effective Time represented shares of Company Common Stock (each such certificate a “Company Common Certificate”), and each such holder will be entitled to receive, upon surrender of one or more Company Common Certificates to the Exchange Agent in the manner set forth in subsection (b) below, (i) certificates representing the shares of Parent Class A Stock (each such certificate, a “Parent Class A Certificate”) into which the shares of Company Common Stock represented by such Company Common Certificates are to be converted in the Company Merger and (ii) cash in an amount sufficient to permit payment of cash in lieu of fractions of shares pursuant to Section 2.3(b). The Exchange Agent shall invest any such cash deposited with it as directed by Parent, on a daily basis. Any interest and other income resulting from such investments shall be paid to Parent.

(b)  Exchange Procedures.    Promptly after the Effective Time, the Exchange Agent shall mail to each record holder of a Company Common Certificate: (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Company Common Certificates shall pass, only upon receipt of the Company Common Certificates by the Exchange Agent and shall otherwise be in such form and have such other provisions as Parent shall reasonably specify) and (ii) instructions for use in effecting the surrender of the Company Common Certificates in exchange for Parent Class A Certificates (and cash in lieu of fractional shares). Upon surrender to the Exchange Agent of a Company Common Certificate, together with such letter of transmittal properly completed and duly executed, together with any other documents as may be reasonably requested by the Exchange Agent, the Exchange Agent shall pay the holder of such Company Common Certificate the Merger Consideration payable in respect of the shares of Company Common Stock formerly represented by such Company Common Certificate and such Company Common Certificate shall forthwith be canceled. Until so surrendered, each Company Common Certificate (other than Company Common Certificates representing shares of Company Common Stock to be canceled pursuant to Section 2.3(c)) shall be deemed, for all corporate purposes, to evidence only the right to receive upon such surrender the Merger Consideration deliverable in respect thereof to which the holder of such Company Common Certificate is entitled pursuant to this Section 2.

No dividends or other distributions with respect to shares of Parent Class A Stock will be paid to the holder of any unsurrendered Company Common Certificate with respect to the shares of Parent Class A Stock represented thereby until the holder of record of such Company Common Certificate surrenders such Company Common Certificate. Subject to applicable law, following the surrender of any such Company Common Certificate, there shall be paid to the record holder of the Parent Class A Certificates issued in exchange thereof, without interest, at the time of such surrender, the amount of any such dividends or other distributions theretofore payable (but for the provisions of this paragraph) with respect to the shares represented by such Parent Class A Certificates.

(c)  Registration Name on Certificates.    If the Merger Consideration (or any portion thereof) is to be delivered to a Person other than the Person in whose name the Company Common Certificate surrendered in exchange therefor is registered, it shall be a condition to the payment of the Merger Consideration that the Company Common Certificates so surrendered shall be properly endorsed or accompanied by appropriate stock powers and otherwise in proper form for transfer, that such transfer otherwise be proper and that the Person requesting such transfer pay any transfer or other taxes payable by reason of the foregoing or establish to the reasonable satisfaction of Parent that such taxes have been paid or are not required to be paid.

(d)  Unavailable Certificates.    In the event any Company Common Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Exchange Agent will issue in exchange for such lost, stolen or destroyed certificate the Merger Consideration deliverable in respect thereof as determined in accordance with this Section 2; provided that Parent and/or the Company Surviving Corporation may require the Person to whom the Merger Consideration is paid, as a condition precedent to the payment thereof, to give Parent and/or the Company Surviving Corporation a bond in such sum as is customary or otherwise indemnify Parent and/or the Company Surviving Corporation in a manner reasonably satisfactory to it against any claim that may be made against Parent and/or the Company Surviving Corporation with respect to the Company Common Certificate claimed to have been lost, stolen or destroyed.

(e)  Merger Not Consummated.    In the event the Company Merger is not consummated for any reason, Parent shall promptly direct the Exchange Agent to return promptly to (i) each Person who deposited a Company Common Certificate and any other agreements or instruments tendered to the Exchange Agent by such Person, such Company Common Certificate and other agreements or instruments and (ii) Parent, the Merger Consideration.

(f)  Escheat Laws.    Notwithstanding any provisions of this Section 2 to the contrary, none of Parent, FACO and the Company Surviving Corporation shall be liable to any holder of the Company Common Certificates formerly representing shares of Company Common Stock for any property properly delivered or amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

2.5    No Further Rights of Transfers.    At and after the Effective Time, each holder of a Company Common Certificate shall cease to have any rights as a shareholder of the Company, except for, in the case of a holder of a Company Common Certificate (other than Excepted Shares), the right to surrender his, her or its Company Common Certificate in exchange for the Merger Consideration, and no transfer of Company Common Shares shall be made on the stock transfer books of the Company Surviving Corporation. Company Common Certificates presented to the Company Surviving Corporation after the Effective Time shall be canceled and exchanged as provided in this Section 2. At the close of business on the day on which the Effective Time occurs, the stock ledger of the Company with respect to Company Common Stock shall be closed.

2.6    Reserved.

2.7    Stock Option and Other Plans.

(a)  Prior to the Effective Time, the Board of Directors of the Company (or, if appropriate, any committee thereof) and the Board of Directors of Parent (or, if appropriate, any committee thereof) shall adopt appropriate resolutions and take all other actions necessary to provide that effective at the Effective Time all the outstanding stock options, stock appreciation rights, limited stock appreciation rights and stock purchase rights (the “Company Stock Rights”) heretofore granted under any stock option or similar plan, agreement and arrangement of the Company and its Subsidiaries (the “Stock Plans”), shall be assumed by Parent and converted automatically into options to purchase shares of Parent Class A Stock (collectively, “New Stock Rights”) in an amount and, if applicable, at an exercise price determined as provided below:

(i)  the number of shares of Parent Class A Stock to be subject to each New Stock Right shall be equal to the product of (x) the number of shares of Company Common Stock remaining subject (as of immediately prior to the Effective Time) to the original Company Stock Right and (y) the Exchange Ratio, provided that any fractional share of Parent Class A Stock resulting from such multiplication shall be rounded down to the nearest share; and

(ii)  the exercise price per share of Parent Class A Stock under each New Stock Right shall be equal to the exercise price per share of Company Common Stock under the original Company Stock Right divided by the Exchange Ratio, provided that such exercise price shall be rounded down to the nearest cent.

After the Effective Time, each New Stock Right shall be exercisable and be subject to the same terms and conditions (other than vesting that is accelerated pursuant to the terms of any written agreement in effect on the date hereof) as were applicable to the related Company Stock Right immediately prior to the Effective Time (except that with regard to such New Stock Right, any references to the Company shall be deemed, as appropriate, to include Parent).

(b)  The Company shall take all actions so that following the Effective Time no holder of a Company Stock Right under or any participant in any of the Stock Plans shall have any right thereunder to acquire capital stock of the Company or the Company Surviving Corporation. The Company will take all actions so that, as of the Effective Time, neither the Company nor the Company Surviving Corporation or any of their respective Subsidiaries is or will be bound by any Company Stock Rights or other options, warrants, rights or agreements which would entitle any Person, other than Parent or its affiliates, to own any capital stock of the Company, the Company Surviving Corporation or any of their respective subsidiaries or to receive any payment in respect thereof, except as otherwise provided herein.

(c)  Parent shall take all action necessary at the Effective Time to authorize and reserve a number of shares of Parent Class A Stock sufficient for issuance upon exercise of each New Stock Right.

(d)  As soon as practicable following the Effective Time, Parent shall prepare and file with the SEC a registration statement on Form S-8 (or another appropriate form) registering a number of shares of Parent Class A Stock equal to the number of shares subject to the New Stock Rights. Any such registration statement shall be kept effective (and the current status of the initial offering prospectus or prospectuses required thereby shall be maintained) for at least as long as any New Stock Right remains outstanding.

(e)  The Board of Directors of the Company shall, prior to or as of the Effective Time, take necessary and appropriate action to approve the deemed disposition of the Company Stock Rights for purposes of Section 16(b) of the Exchange Act. The Board of Directors of Parent shall, prior to the Effective Time, take necessary and appropriate action to approve the deemed grant of options to purchase Parent Class A Stock under the New Stock Rights for purposes of Section 16(b) of the Exchange Act.

2.8    Conversion of FAST Company Shares; Indian Interests.    At the Effective Time:

(a) By virtue of the SafeRent Merger and without any action on the part of any Party or any of their respective shareholders:

(i)  All shares of SafeRent Common Stock then issued and outstanding shall be collectively converted into that fraction of the FAST Stock Consideration that is allocated by FACO in its sole determination to the SafeRent Common Stock. All such shares of SafeRent Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and FACO and its affiliates shall cease to have any rights with respect thereto, other than the right to receive the shares of Parent Class B Stock into which such shares of SafeRent Common Stock are converted hereunder.

(ii)  Each share of the issued and outstanding common stock of FAST Merger Sub 1 shall be converted into one share of Common Stock, par value $0.001, of the SafeRent Surviving Corporation.

(b)  By virtue of the EHP Merger and without any action on the part of any Party or any of their respective shareholders:

(i)  All shares of EHP Common Stock then issued and outstanding shall be collectively converted into that fraction of the FAST Stock Consideration that is allocated by FACO in its sole determination to the EHP Common Stock. All such shares of EHP Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and FACO and its affiliates shall cease to have any rights with respect thereto, other than the right to receive the shares of Parent Class B Stock into which such shares of EHP Common Stock are converted hereunder.

(ii)  Each share of the issued and outstanding common stock of FAST Merger Sub 2 shall be converted into one share of Common Stock, par value $0.001, of the EHP Surviving Corporation.

(c)    By virtue of the SAMI Merger and without any action on the part of any Party or any of their respective shareholders:

(i)  All shares of SAMI Common Stock then issued and outstanding shall be collectively converted into that fraction of the FAST Stock Consideration that is allocated by FACO in its sole determination to the SAMI Common Stock. All such shares of SAMI Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and FACO and its affiliates shall cease to have any rights with respect thereto, other than the right to receive the shares of Parent Class B Stock into which such shares of SAMI Common Stock are converted hereunder.

(ii)  Each share of the issued and outstanding common stock of FAST Merger Sub 3 shall be converted into one share of Common Stock, par value $0.001, of the SAMI Surviving Corporation.

(d)  By virtue of the Hirecheck Merger and without any action on the part of any Party or any of their respective shareholders:

(i)  All shares of Hirecheck Common Stock then issued and outstanding shall be collectively converted into that fraction of the FAST Stock Consideration that is allocated by FACO in its sole determination to the Hirecheck Common Stock. All such shares of Hirecheck Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and FACO and its affiliates shall cease to have any rights with respect thereto, other than the right to receive the shares of Parent Class B Stock into which such shares of Hirecheck Common Stock are converted hereunder.

(ii)  Each share of the issued and outstanding common stock of FAST Merger Sub 4 shall be converted into one share of Common Stock, par value $0.001, of the Hirecheck Surviving Corporation.

(e)  By virtue of the ADR Merger and without any action on the part of any Party or any of their respective shareholders:

(i)  All shares of ADR Common Stock then issued and outstanding shall be collectively converted into that fraction of the FAST Stock Consideration that is allocated by FACO in its sole determination to the ADR Common Stock. All such shares of ADR Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and FACO and its affiliates shall cease to have any rights with respect thereto, other than the right to receive the shares of Parent Class B Stock into which such shares of ADR Common Stock are converted hereunder.

(ii)  Each share of the issued and outstanding common stock of FAST Merger Sub 5 shall be converted into one share of Common Stock, par value $0.001, of the ADR Surviving Corporation.

(f)  By virtue of the Registry Merger and without any action on the part of any Party or any of their respective shareholders:

(i)  All shares of Registry Common Stock then issued and outstanding shall be collectively converted into that fraction of the FAST Stock Consideration that is allocated by FACO in its sole determination to the Registry Common Stock. All such shares of Registry Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and FACO and its affiliates shall cease to have any rights with respect thereto, other than the right to receive the shares of Parent Class B Stock into which such shares of Registry Common Stock are converted hereunder.

(ii)  Each share of the issued and outstanding common stock of FAST Merger Sub 6 shall be converted into one share of Common Stock, par value $0.001, of the Registry Surviving Corporation.

(g)  FACO will contribute and convey to Parent all of FACO’s right, title and interest in and to the Indian Interests in exchange for a fraction of the FAST Stock Consideration, which fraction shall be allocated by FACO in its sole determination.

(h)  All allocations to be made by FACO pursuant to this Section 2.8 shall be made not less than three Business Days prior to the Closing Date and shall be made in accordance with the fair market value of the stock and interests referred to in Sections 2.8(a) through (g).

(i)  At the Closing, Parent will deliver to FACO a certificate, registered in FACO’s name, representing the shares of Parent Class B Stock to which FACO is entitled under this Section 2.8.

2.9    Certificate of Incorporation and Bylaws of Parent.    Prior to the Effective Time, FACO shall cause the certificate of incorporation of Parent to be amended and restated to read as set forth in Exhibit B (the “Parent Certificate of Incorporation”) and, following such amendment and restatement, FACO shall cause the Parent Certificate of Incorporation to continue to be the certificate of incorporation of Parent until the Effective Time and thereafter until amended as provided therein and under the Delaware Code. The bylaws attached hereto as Exhibit C are the bylaws of Parent (the “Parent Bylaws”) and FACO shall cause the Parent Bylaws to continue to be the bylaws of Parent from the date hereof until the Effective Time and thereafter until amended as provided therein and under the Parent Certificate of Incorporation and the Delaware Code.

2.10    Directors and Officers of Parent.    FACO shall take all action reasonably necessary to identify as soon as practicable the individuals in addition to Lawrence D. Lenihan, Jr. and Brent N. Cohen to serve as directors of Parent at the Effective Time and the individuals to serve as officers of Parent at the Effective Time, each of such directors and officers to hold office, subject to the applicable provisions of the Parent Certificate of Incorporation and the Parent Bylaws, until their respective successors shall be duly elected or appointed and qualified. If any such person so identified (i) prior to the Effective Time determines not to serve as a director or officer, as the case may be, of Parent following the Effective Time or (ii) is not acceptable to or does not satisfy the listing standards of the Nasdaq National Market or other rules and regulations promulgated by the SEC or Nasdaq, FACO shall designate a replacement for such person or, in the case of a replacement for Lawrence D. Lenihan, Jr. or Brent N. Cohen (or their replacements) as directors, the Company shall designate a replacement for such person.

2.11    Parent Cash Balances.    Immediately prior to the Closing, FACO shall make a capital contribution to Parent in cash, by wire transfer to a bank account controlled by Parent, in an amount equal to or exceeding (a) $15,000,000 minus (b) the sum of (i) all amounts permitted to be offset by FACO pursuant to Section 12.2, (ii) the aggregate amount of the consolidated cash balances of the FAST Companies and their respective Subsidiaries immediately prior to the Closing that will remain with the FAST Companies and their respective Subsidiaries immediately following the Closing and (iii) the amount of the total outstanding principal balance, and all interest accrued thereon, due by the Company to FACO in respect of the loans evidenced by the Promissory Note.

2.12    Assumption of Company Warrants.    At the Effective Time, (a) each warrant to purchase a share or shares of Company Common Stock outstanding immediately prior to the Effective Time (each, a “Company Warrant”) shall become a warrant entitling the holder thereof to purchase the number of shares of Parent Class A Stock such holder would have received pursuant to Section 2.3 of this Agreement had such holder exercised such Company Warrant immediately prior to the Effective Time, rounded up to the nearest whole share of Parent Class A Stock, and all references in any Company Warrant to the Company shall be deemed to be a reference to Parent, where appropriate, and (b) Parent shall assume all obligations of the Company with respect to the Company Warrants and shall cause the Company Surviving Corporation to deliver any notices to the holders of Company Warrants as may be required pursuant to the terms thereof. Other than as set forth in the preceding sentence, each Company Warrant shall be subject to the same terms and conditions applicable to such Company Warrant immediately prior to the Effective Time.

2.13    FAST Stock Consideration.

(a)  At the Closing, FACO shall be entitled to receive a number of fully-paid and non-assessable shares of Parent Class B Stock equal to the sum of:

(i)  Four times the number of shares of Parent Class A Stock to be issued pursuant to the Company Merger on account of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time;

(ii)  Four times the number of shares of Parent Class A Stock required to be issued upon the exercise in full of any options or warrants issued by the Company that are outstanding as of the Closing Date and that are not listed in Schedule 3.3; provided, however, that FACO shall not be entitled to receive any shares of Parent Class B Common Stock in respect of any option issued by the Company that (A) is not listed in Schedule 3.3, (B) covers a number of shares no greater than that covered by an option that has been terminated or has expired after the date hereof but prior to such issuance and (C) has an exercise price no less than the exercise price of the option that has been so terminated or expired; and

(iii)  The greater of (A) 1,000 and (B) the product of (1) 10,130,000, minus four times the number of shares of Company Common Stock issued or required to be issued as a result of the exercise between the date of this Agreement and the Closing Date of Company Stock Rights and/or Company Warrants that are listed in Schedule 3.3 and (2) the Exchange Ratio.

(b)  If, at the Closing, the amount of the Company’s indebtedness for borrowed money exceeds the Borrowing Limit, then 15 business days after the Closing, FACO shall be entitled to receive, an additional number of shares of Parent Class B Stock equal to:

(i)  Four times the amount by which the Company’s indebtedness for borrowed money at Closing exceeds the Borrowing Limit, divided by;

(ii)  The average closing price of one share of Parent Class A Stock over the first 10 days of trading following the Closing.

(c)  If the PRSI Settlement has not occurred prior to the Closing and Parent subsequently issues shares of Parent Class A Stock to settle the Company’s remaining obligations pursuant to Sections 3.1 and 3.5 of the PRSI Merger Agreement, then Parent shall issue to FACO a number of shares of Parent Class B Stock equal to the lesser of (A) four times the number of shares of Parent Class A Stock issued (or to be issued) by the Company in settlement of such obligations and (B) the product of (1) 1,200,000 and (2) the Exchange Ratio.

2.14    Closing.    The closing of the transactions contemplated hereby (the “Closing”) shall take place at the offices of White & Case LLP, 633 West Fifth Street, Suite 1900, Los Angeles, California, as soon as practicable (and in any event within five (5) Business Days) after the last of the conditions set forth in Section 7 hereof is fulfilled or waived (subject to applicable law) or at such other time and place and on such other date as FACO and the Company shall mutually agree (the “Closing Date”).

SECTION 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents, warrants and agrees in favor of FACO as follows:

3.1    Existence and Good Standing.    The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified or licensed to conduct its business, and is in good standing, in each jurisdiction listed on Schedule 3.1, which are the only jurisdictions in which the character or location of the property owned, leased or operated by the Company or the nature of the business conducted by the Company makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

3.2    Binding Effect.    This Agreement (a) has been duly authorized and approved by all required corporate action of the Company, (b) has been duly executed and delivered by the Company and (c) constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and equitable principles relating to or affecting the rights of creditors generally from time to time in effect.

3.3    Capitalization.    As of the date of this Agreement, the authorized capital stock of the Company is (a) 300,000,000 shares of Common Stock, $0.001 par value, of which 96,992,327 shares are issued and outstanding and (b) 1,000,000 shares of Preferred Stock, $0.001 par value, none of which are issued and outstanding. All such outstanding shares have been, and all shares of capital stock of the Company issued after the date hereof will be, duly authorized and validly issued and are, or upon such issuance will be, fully paid and nonassessable. Except as set forth on Schedule 3.3, there are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of Company Common Stock, any other securities of the Company, or any equity interest in the Company or its business, and none of the foregoing will arise as a result of the execution or performance of this Agreement or the transactions contemplated herein. Schedule 3.3 contains a complete and accurate list of Company Stock Rights granted under any Stock Plans, including the “grant programs” pursuant to which such Company Stock Rights were granted. Except as set forth on Schedule 3.3, no Person has any demand or piggyback registration rights in respect of shares of Company Common Stock or any other securities of the Company. All securities, rights, options and plans set forth (or required to be set forth) on Schedule 3.3 have been issued or granted in accordance with applicable law and not in contravention with the certificate of incorporation or bylaws of the Company.

3.4    Subsidiaries and Investments.

(a)  Set forth on Schedule 3.4 hereto is a list of each direct or indirect Subsidiary of the Company and the percentage ownership of the Company in each such Subsidiary. Each Subsidiary of the Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (as set forth in Schedule 3.4) and has all requisite corporate power to own, lease and operate its properties and to carry on its business as now being conducted.

(b)  Set forth on Schedule 3.4 is a list of jurisdictions in which each Subsidiary of the Company is qualified as a foreign company. Such jurisdictions are the only jurisdictions in which the character or location of the properties owned, leased or operated by each Subsidiary of the Company, or the nature of the business conducted by each Subsidiary of the Company, makes such qualification necessary, except where the failure to obtain such qualification would not have a Material Adverse Effect on the Company.

3.5  SEC Reports and Financial Statements.    Each form, report, schedule, registration statement and definitive proxy statement filed by the Company with the SEC (as such documents have been amended prior to the date hereof, the “Company SEC Reports”), as of their respective dates (and, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, the rules and regulations thereunder and the court interpretations thereof and the rules of the NASD. None of the Company SEC Reports, as of their respective dates (and, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), contained any untrue statement of material fact or omitted statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company and its Subsidiaries included in such Company SEC Reports (the “Company Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except as may be indicated in the notes thereto, or in the case of unaudited interim financial statements, as permitted by Form 10-Q of the SEC) and fairly present in all material respects, subject, in the case of the unaudited interim financial statements, to the absence of complete notes and normal, year-end adjustments, the consolidated financial position of the Company and its Subsidiaries as of the dates thereof. Without limiting the generality of the foregoing, (i) PricewaterhouseCoopers LLP (“PwC”) has not resigned or been dismissed as independent public accountant of the Company as a result of or in connection with any disagreement with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, (ii) no executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002 with respect to any form, report or schedule filed by the Company with the SEC since the enactment of the Sarbanes-Oxley Act of 2002 (excluding any failure to make such certifications occurring after the date of this Agreement that is inadvertent but promptly corrected by filing the requisite certification or is attributable to the physical incapacity of an officer required to make such a certification) and (iii) no enforcement action has been initiated against the Company by the SEC relating to disclosures contained in any Company SEC Report.

3.6    Books and Records.    The minute books of the Company and each of its Subsidiaries contain, in all material respects, accurate records of all meetings of, and corporate action taken by (including action taken by written consent) the shareholders and Board of Directors of the Company and its respective Subsidiaries. Except as set forth on Schedule 3.6, neither the Company nor any of its Subsidiaries has any material records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company or its Subsidiaries.

3.7    Title to Properties; Encumbrances.    Except (1) as set forth on Schedule 3.7 (and except for property leased by the Company, which, for the avoidance of doubt, is represented and warranted to in Section 3.9) and (2) for properties and assets reflected in the Company Balance Sheet or acquired since the Company Balance Sheet Date which have been sold or otherwise disposed of in the Ordinary Course, the Company and its Subsidiaries have good, valid and marketable title to (a) all of their respective properties and assets (real and personal, tangible and intangible), including all of the properties and assets reflected in the Company Balance Sheet, except as indicated in the notes thereto, and (b) all of the properties and assets purchased by the Company or a Subsidiary thereof since the Company Balance Sheet Date; in each case subject to no encumbrance, lien, charge or other restriction of any kind or character, except for (i) liens reflected in the Company Balance Sheet, (ii) liens consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of real property or irregularities in title thereto, and other liens or other imperfections in title, if any, which do not, individually or in the aggregate, materially detract from the value of, or impair the use of, such property by the Company or such Subsidiary in the operation of its business, (iii) liens for current taxes, assessments or governmental charges or levies on property not yet due and delinquent and (iv) liens described on Schedule 3.7 (liens of the type described in clauses (i), (ii) and (iii) above are hereinafter sometimes referred to as “Company Permitted Liens”).

3.8    Real Property.    Neither the Company nor any of its Subsidiaries owns, directly or indirectly, in whole or in part, any interest in any real property.

3.9    Leases.    Schedule 3.9 contains an accurate and complete list of each real and personal property lease for which total annual rent payments equal or exceed $15,000 to which the Company or any of its Subsidiaries is a party (as lessee or lessor). Each lease set forth on Schedule 3.9 (or required to be set forth on Schedule 3.9) is in full force and effect; all rents and additional rents due by the Company or one of its Subsidiaries to date on each such lease have been paid (other than any pass through expenses not yet invoiced to the Company); in each case, the lessee has been in peaceable possession since the commencement of the original term of such lease and is not in default thereunder and no waiver, indulgence or postponement of the lessee’s obligations thereunder has been granted by the lessor; and there exists no event of default or event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default under such lease, except where such defaults would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The tangible personal property leased by the Company and its Subsidiaries is in a state of good maintenance and repair, reasonable wear and tear excepted, except where the state of such property would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

3.10    Material Contracts.    Except as set forth on Schedule 3.10, neither the Company nor any of its Subsidiaries is bound by (a) any agreement, contract or commitment relating to the employment of any Person (as hereinafter defined) by either the Company or any of its Subsidiaries or any bonus, deferred compensation, pension, profit sharing, stock option, employee stock purchase, retirement or other employee benefit plan (including any agreement under which an employee of the Company would be entitled to payment, vesting of rights or benefits or other compensation upon a change in control of the Company), (b) any agreement, indenture or other instrument which contains restrictions with respect to payment of dividends or any other distribution in respect of its capital stock, (c) any agreement, contract or commitment relating to capital expenditures in excess of $50,000 per individual item or $100,000 in the aggregate, (d) any loan or advance to, or investment in, any Person or any agreement, contract or commitment relating to the making of any such loan, advance or investment, (e) any guarantee or other contingent liability in respect of any indebtedness or obligation of any Person other than the Company or one of its Subsidiaries (other than the endorsement of negotiable instruments for collection in the Ordinary Course), (f) any management service, consulting or any other similar type contract, (g) any agreement, contract or commitment limiting the ability of the Company to engage in any line of business or to compete with any Person or (h) any agreement, contract or commitment not entered into in the Ordinary Course which involves $50,000 or more and is not cancelable without penalty within 30 days. Each contract or agreement set forth (or required to be set forth) on Schedule 3.10 is in full force and effect. Neither the Company nor any of its Subsidiaries has violated any of the material terms or conditions of any contract or agreement (x) to which the Company (or a Subsidiary thereof) and any customer that accounts for more than 2% of the total sales of the Company and its Subsidiaries, taken as a whole, are parties or (y) set forth (or required to be set forth) on Schedule 3.10, in each case in any material respect, and, to the best knowledge, information and belief of the Company, all of the material covenants to be performed by any other party thereto have been fully performed.

3.11    Restrictive Documents.    Except as set forth on Schedule 3.11, neither the Company nor any of its Subsidiaries is subject to, or a party to, any charter, bylaw, mortgage, lien, lease, license, permit, agreement, contract, instrument, law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character, which, by its own operation, and not by the breach or violation, as the case may be, thereof, (a) would materially restrict the ability of the Company or any of its Subsidiaries to acquire any property or conduct business in any area or business line or (b) has or would reasonably be expected to have a Material Adverse Effect on the Company.

3.12    Litigation.    Except as set forth on Schedule 3.12, there is no action, suit, proceeding at law or in equity, arbitration or administrative or other proceeding by or before (or to the best knowledge, information and belief of the Company any investigation by) any governmental or other instrumentality or agency, pending, or, to the best knowledge, information and belief of the Company, threatened, against or impacting the Company, any of its Subsidiaries or any of their respective properties or rights which would materially and adversely affect the right or ability of the Company or any of its Subsidiaries to carry on its business as now conducted, or which would have a Material Adverse Effect on the Company. Neither the Company nor any of its Subsidiaries is subject to any judgment, order or decree entered in any lawsuit or proceeding which may have a Material Adverse Effect on the Company.

3.13    Taxes.

(a)  Tax Returns.    The Company and each of its Subsidiaries have timely filed or caused to be filed with the appropriate taxing authorities all returns, statements, forms and reports (including elections, declarations, disclosures, schedules, estimates and information tax returns) for Taxes (“Returns”) that are required to be filed by, or with respect to, the Company or such Subsidiary on or prior to the Closing Date. The Returns have accurately reflected in all material respects and will accurately reflect in all material respects all liability for Taxes of the Company and such Subsidiaries for the periods covered thereby.

(b)  Payment of Taxes.    Except as set forth on Schedule 3.13(b), all material Taxes and Tax liabilities due by or with respect to the income, assets or operations of the Company and each of its Subsidiaries for all taxable years or other taxable periods that end on or before the Closing Date and, with respect to any taxable year or other taxable period beginning before and ending after the Closing Date, the portion of such taxable year or period ending on and including the Closing Date (the “Pre-Closing Period”) have been (or by the Closing Date will be) timely paid in full on or prior to the Closing Date or adequately accrued and disclosed and fully provided for in the Company Financial Statements in accordance with GAAP.

(c)  Other Tax Matters.    Except as set forth on Schedule 3.13(c):

(i)  (A) neither the Company nor any of its Subsidiaries has been the subject of an audit or other examination of Taxes by the tax authorities of any nation, state or locality; (B) no such audit is pending or, to the Company’s knowledge, contemplated; and (C) neither the Company nor any of its Subsidiaries has received any written notices from any taxing authority relating to any issue which could affect the Tax liability of the Company or any of its Subsidiaries;

(ii)  neither the Company nor any of its Subsidiaries (A) has, as of the Closing Date, entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of Taxes of the Company and (B) is, as of the Closing Date, currently contesting the Tax liability of the Company or any of its Subsidiaries before any court, tribunal or agency;

(iii)  neither the Company nor any of its Subsidiaries has been included in any “consolidated,” “unitary” or “combined” Return, other than the consolidated, unified or combined Returns of the Company’s Subsidiaries filed with other Subsidiaries of the Company and/or the Company, provided for under the laws of the United States, any foreign jurisdiction or any state or locality with respect to Taxes for any taxable period for which the statute of limitations has not expired;

(iv)  all Taxes which either the Company or any of its Subsidiaries is (or was) required by law to withhold or collect in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party have been duly withheld or collected, and have been timely paid over to the proper authorities to the extent due and payable;

(v)  neither the Company nor any of its Subsidiaries has been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code at any time during the five-year period ending on the date hereof;

(vi)  there are no tax sharing, allocation, indemnification or similar agreements in effect as between (A) the Company or any predecessor, Subsidiary or other affiliate thereof and (B) any other party under which Parent, FACO, the Company or any Subsidiary thereof (before and after giving effect to the Mergers) could be liable for any Taxes or other claims of any party;

(vii)  neither the Company nor any of its Subsidiaries has applied for, been granted, or agreed to any accounting method change for which it will be required to take into account any adjustment under Section 481 of the Code or any similar provision of the Code or the corresponding tax laws of any nation, state or locality;

(viii)  no election under Section 341(f) of the Code has been made or shall be made prior to the Closing Date to treat the Company or any of its Subsidiaries as a consenting corporation, as defined in Section 341 of the Code;

(ix)  no claim has ever been made by any taxing authority in a jurisdiction where the Company or any of its Subsidiaries does not file Returns that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction;

(x)  neither the Company nor any of its Subsidiaries is a party to any agreement that would require the Company or any of its Subsidiaries or any affiliate thereof to make any payment that would constitute an “excess parachute payment” for purposes of Sections 280G and 4999 of the Code;

(xi)  (A) there are no deferred intercompany transactions between the Company and any of its Subsidiaries or between its Subsidiaries and there is no excess loss account (within the meaning of Treasury Regulations Section 1.1502-19 with respect to the stock of the Company or any of its Subsidiaries) which will or may result in the recognition of income upon the consummation of the transactions contemplated by this Agreement, and (B) there are no other transactions or facts existing with respect to the Company and/or its Subsidiaries which by reason of the consummation of the transactions contemplated by this Agreement will result in the Company and/or its Subsidiaries recognizing income; and

(xii)  no indebtedness of the Company or any of its Subsidiaries consists of “corporate acquisition indebtedness” within the meaning of Section 279 of the Code.

(d)  The Company is not liable for any unpaid Taxes, and no claim has ever been made against the Company by any taxing authority, arising out of any of the consolidated Returns of The Kushner-Locke Company, a California corporation, in which the Company was included.

3.14    Insurance.    Set forth on Schedule 3.14 is a complete list of insurance policies that the Company and its Subsidiaries maintain with respect to their respective businesses, properties and employees. Such policies are in full force and effect and are free from any right of termination on the part of the insurance carriers. Such policies, with respect to their amounts and types of coverage, are adequate to insure fully against risks to which the Company and its Subsidiaries and their respective property and assets are normally exposed in the operation of their respective businesses. There has not been any material adverse change in the Company’s or any of its Subsidiaries’ relationship with their respective insurers or in the premiums payable pursuant to such policies during the past year.

3.15    Intellectual Properties.

(a)  Schedule 3.15(a) is an accurate and complete list of all domestic and foreign patents, patent applications, trademarks, service marks and other indicia of origin, trademark and service mark registrations and applications for registrations thereof, registered copyrights and applications for registration thereof, Internet domain names, corporate and business names, trade names, brand names and material computer software programs used or held for use in the business of the Company and its Subsidiaries. The Intellectual Property listed (or required to be listed) on Schedule 3.15(a), except as indicated on such Schedule, has been duly registered in, filed in or issued by the United States Patent and Trademark Office, United States Copyright Office, a duly accredited and appropriate domain name registrar, the appropriate offices in the various states of the United States and the appropriate offices of other jurisdictions (foreign and domestic), and each such registration, filing and issuance remains in full force and effect as of the Closing Date.

(b)  Except (i) as set forth in Schedule 3.15(b) and (ii) for licenses related to “off the shelf” or other software widely available on generally standard terms and conditions, neither the Company nor any of its Subsidiaries is a party to any license or agreement, whether as licensor, licensee or otherwise, with respect to any Intellectual Property. To the extent any Intellectual Property is used under license in the business of the Company and/or any of its Subsidiaries, no notice of a material default has been sent or received by the Company or any of its Subsidiaries under any such license which remains uncured and the execution, delivery or performance of the Company’s obligations hereunder will not result in such a default. Each such license agreement is a legal, valid and binding obligation of the Company and/or its Subsidiaries and, to the knowledge of the Company, each of the other parties thereto, enforceable by the Company in accordance with the terms thereof.

(c)  Except as set forth in Schedule 3.15(c), the Company or a Subsidiary thereof owns or is licensed to use, all of the Company Intellectual Property (including all of the Intellectual Property set forth (or required to be set forth) in Schedule 3.15(a)), free and clear of any liens, security interests, charges, encumbrances and other adverse claims, without obligation to pay any royalty or any other fees with respect thereto. Neither the Company’s nor any of its Subsidiaries’ use of the Company Intellectual Property (including the manufacturing, marketing, licensing, sale or distribution of products and the general conduct and operations of the business of the Company or any of its Subsidiaries) violates, infringes, misappropriates or misuses any intellectual property rights of any third party. No Company Intellectual Property has been cancelled, abandoned or otherwise terminated and all renewal and maintenance fees in respect thereof have been duly paid. Other than routine filing fees and payments made pursuant to agreements disclosed in Schedule 3.15(b) or 3.15(c), there are no actions that must be taken or payments that must be made by the Company or any of its Subsidiaries within 180 days following the Closing Date that, if not taken or paid, will adversely affect the Company Intellectual Property. The Company and its Subsidiaries have the exclusive right to file, prosecute and maintain all applications and registrations with respect to the Intellectual Property that is owned by the Company or any of its Subsidiaries.

(d)  Except as set forth in Schedule 3.15(d), neither the Company nor any of its Subsidiaries has received any written notice or claim from any third party challenging the right of the Company or any of its Subsidiaries to use any of the Company Intellectual Property. The Company Intellectual Property listed (or required to be listed) on Schedules 3.15(a) and 3.15(b) constitutes all the Intellectual Property necessary to operate the business of the Company and its Subsidiaries as of the Closing Date and thereafter, in the manner in which it is presently operated, except for licenses related to “off the shelf” or other software widely available on generally standard terms and conditions.

(e)  Except as set forth in Schedule 3.15(e), neither the Company nor any of its Subsidiaries has made any claim in writing of a violation, infringement, misuse or misappropriation by any third party (including any employee or former employee of the Company or any of its Subsidiaries) of its rights to, or in connection with any Intellectual Property, which claim is still pending. Except as set forth in Schedule 3.15(e), neither the Company nor any of its Subsidiaries has entered into any agreement to indemnify any other person against any charge of infringement of any Intellectual Property, other than indemnification provisions contained in purchase orders or license agreements arising in the Ordinary Course.

(f)  Except as set forth in Schedule 3.15(f), to the best knowledge of the Company, there is no pending or threatened claim by any third party of a violation, infringement, misuse or misappropriation by the Company or any of its Subsidiaries of any Intellectual Property owned by any third party, or of the invalidity of any patent or registration of a copyright, trademark, service mark, domain name, or trade name included in the Company Intellectual Property. To the best knowledge of the Company, no valid basis exists for any such claims.

(g)  Except as set forth in Schedule 3.15(g), there are no interferences or other contested proceedings, either pending or, to the best knowledge of the Company, threatened, in the United States Copyright Office, the United States Patent and Trademark Office, or any governmental authority (foreign or domestic) relating to any pending application with respect to the Company Intellectual Property.

(h)  Either the Company or a Subsidiary thereof has secured valid written assignments from all consultants and employees who contributed to the creation or development of Company Intellectual Property of the rights to such contributions that the Company or a Subsidiary thereof does not already own by operation of law.

(i)  The Company and its Subsidiaries have taken all necessary and reasonable steps to protect and preserve the confidentiality of all trade secrets, know-how, source codes, databases, customer lists, schematics, ideas, algorithms and processes and all use, disclosure or appropriation thereof by or to any third party has been pursuant to the terms of a written agreement between such third party and the Company or a Subsidiary thereof. Neither the Company or any of its Subsidiaries has breached any agreements of non-disclosure or confidentiality.

(j)  Each of the material computer software programs used or held for use in the business of the Company and its Subsidiaries operates and runs in a commercially reasonable business manner, conforms in all material respects to the specifications thereof, and, with respect to each of such computer software programs that are owned by the Company or a Subsidiary thereof, the applications can be compiled from their associated source code without undue burden.

(k)  For the twelve-month period prior to the Closing Date, the active Internet domain names and URLs (as defined in the definition of Intellectual Property) of the Company and its Subsidiaries direct and resolve to the appropriate Internet protocol addresses and are and have been accessible to Internet users on those certain computers used by the Company and its Subsidiaries to make the Sites (as defined in the definition of Intellectual Property) so accessible substantially twenty-four (24) hours per day, seven (7) days per week (“24/7”) and are and have been operational for transacting from those certain computers used by the Company and its Subsidiaries to make the Sites so accessible on a 24/7 basis. Either the Company or a Subsidiary thereof has fully operational backup copies of each Site (and all related software, databases and other information), made from the current versions of such Site as accessible to Internet users. From the date hereof until the Closing Date, backup copies have been made on media commercially appropriate for such backups, no less frequently than every 14 days, and such backup copies have been stored in a safe and secure environment, fit for such backup media, and are not located at the same location of the relevant server(s). Neither the Company nor any Subsidiary thereof has any reason to believe that the Sites will not operate or will not continue to be accessible to Internet users on substantially a 24/7 basis prior to, at the time of and after the Closing Date.

3.16    Compliance with Laws.    The Company and each of its Subsidiaries are in compliance in all material respects with all applicable laws, regulations, orders, judgments and decrees, except where the failure to comply would not have a Material Adverse Effect on the Company. In furtherance of, and not by way of limitation of, the preceding sentence, neither the Company nor any of its Subsidiaries has violated any privacy, data protection, publicity, advertising or similar federal, state or local law of any kind in the United States or any other nation, nor has the Company or any Subsidiary thereof received notice of any such violation, and neither the Company nor any of its Subsidiaries is aware of any facts that would give rise to such a violation.

3.17    Governmental Licenses.    Each of the Company and its Subsidiaries has all governmental licenses, permits, franchises, approvals, permits and other authorizations of, and have made all registrations and/or filings with, all Governmental Entities (“Licenses”) necessary to own, lease and operate its properties and to enable it to carry on its respective business as presently conducted, except where the failure to have such Licenses would not, individually or in the aggregate, have a Material Adverse Effect on the Company. All Licenses held by the Company and each of its Subsidiaries, are in full force and effect, except where the failure of such Licenses to be in full force and effect would not have a Material Adverse Effect on the Company. No such License is the subject of a proceeding for suspension or revocation or similar proceedings. No jurisdiction has demanded or requested that the Company or any of its Subsidiaries qualify or become licensed as a foreign corporation.

3.18    Labor Matters.

(a)  Each of the Company and its Subsidiaries is in compliance with all federal, state or other applicable laws, domestic or foreign, respecting employment and employment practices, terms and conditions of employment and wages and hours, and has not and is not engaged in any unfair labor practice, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

(b)  No unfair labor practice complaint against the Company or any of its Subsidiaries is pending before the National Labor Relations Board and, to the best knowledge, information and belief of the Company, no unfair labor practice complaint is threatened or pending against the Company or any of its Subsidiaries before the National Labor Relations Board.

(c)  There is no labor strike, dispute, slowdown or stoppage actually pending or, to the best knowledge, information and belief of the Company, threatened against or involving the Company or any of its Subsidiaries.

(d)  No union representation question exists respecting the employees of the Company or any of its Subsidiaries.

(e)  No grievance which would reasonably be expected to have a Material Adverse Effect upon the Company, no arbitration proceeding arising out of or under any collective bargaining agreement is pending and no claim therefor has been asserted.

(f)  No collective bargaining agreement is currently in effect or is being negotiated by the Company or any of its Subsidiaries.

(g)  Neither the Company nor any of its Subsidiaries has experienced any material labor difficulty during the last three years.

(h)  There has not been, and the Company does not reasonably expect there to be, any material adverse change in relations with employees of the Company or any of its Subsidiaries as a result of any announcement of the transactions contemplated by this Agreement.

(i)  There has been no, and will not be any, “layoff” or “plant closing” as defined by the Worker Adjustment Retraining and Notification Act during the 90 days prior to the Closing Date with respect to the Company or any of its Subsidiaries.

3.19    Employee Benefit Plans.

(a)  List of Plans.    Set forth in Schedule 3.19(a) is an accurate and complete list of all (i) “employee welfare benefit plans” (“Company Welfare Plans”), within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder (“ERISA”); (ii) “employee pension benefit plans” (“Company Pension Plans”), within the meaning of Section 3(2) of ERISA; (iii) bonus, stock option, stock purchase, restricted stock, incentive, fringe benefit, “voluntary employees’ beneficiary associations” (“VEBAs”), under Section 501(c)(9) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the “Code”), profit-sharing, pension or retirement, deferred compensation, medical, life insurance, disability, accident, salary continuation, severance, accrued leave, vacation, sick pay, sick leave, supplemental retirement and unemployment benefit plans, programs, arrangements, commitments and/or practices (whether or not insured); and (iv) employment, consulting, termination, and severance contracts or agreements, in each case for active, retired or former employees or directors, whether or not any such plans, programs, arrangements, commitments, contracts, agreements and/or practices (referred to in (i), (ii), (iii) or (iv) above) are in writing or are otherwise exempt from the provisions of ERISA, that are maintained or contributed to (or with respect to which an obligation to contribute has been undertaken) or with respect to which any potential liability is borne by the Company or any of its Subsidiaries (including, for this purpose and for the purpose of all of the representations in this Section 3.19, all employers (whether or not incorporated) that would be treated together with the Company or any of its Subsidiaries as a single employer within the meaning of Section 414 of the Code (all of the foregoing plans, programs, arrangements, commitments, practices, contracts and agreements referred to in (i), (ii), (iii) and (iv) above are collectively referred to as “Company Plans”).

(b)  Status of Plans.    Each Company Plan (including any related trust) complies in form with the requirements of all applicable laws, including ERISA and the Code, and, to the knowledge of the Company, has at all times been maintained and operated in material compliance with its terms and the requirements of all applicable laws, including ERISA and the Code. No complete or partial termination of any Company Pension Plan has occurred or is expected to occur. Neither the Company nor any of its Subsidiaries has any commitment, intention or understanding to create, modify or terminate any Company Plan, except to the extent required by applicable law or except to the extent any such creation, modification or termination is not reasonably expected to result in a material liability of the Company or any Subsidiary thereof. No condition or circumstance exists that would prevent the amendment or termination of any Company Plan, except to the extent required to comply with Section 401(a) of the Code, as applicable, or as disclosed in Schedule 3.19(b). Neither the Company nor any of its Subsidiaries has caused any condition or circumstance that would reasonably be expected to result in a material increase in the benefits under or the expense of maintaining any Company Plan from the level of benefits or expense incurred for the most recent fiscal year ended thereof.

(c)  No Pension Plans.    No Company Pension Plan is subject to Section 412 of the Code or Section 302 or Title IV of ERISA. Neither the Company nor any of its Subsidiaries maintains or contributes to, or has any obligation to contribute to any “multiple employer plan” (within the meaning of the Code or ERISA) or any “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA).

(d)  Liabilities.    Neither the Company nor any of its Subsidiaries maintains any Company Plan which is a “group health plan” (as such term is defined in Section 607(1) of ERISA or Section 5000(b)(1) of the Code) that has not been administered and operated in all respects in compliance with the applicable requirements of Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code, except to the extent such noncompliance would not result in material liability, and neither the Company nor any of its Subsidiaries is subject to any material liability, including additional contributions, fines, taxes, penalties or loss of tax deduction as a result of such administration and operation. No Company Welfare Plan which is such a group health plan is a “multiple employer welfare arrangement,” within the meaning of Section 3(40) of ERISA. Each Company Welfare Plan that is intended to meet the requirements of Section 125 of the Code meets such requirements, and each program of benefits for which employee contributions are provided pursuant to elections under any Company Plan meets the requirements of the Code applicable thereto. Neither the Company nor any of its Subsidiaries maintains any Company Welfare Plan that has provided any “disqualified benefit” (as such term is defined in Section 4976(b) of the Code) with respect to which an excise tax would likely be imposed.

Except as required by Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code, neither the Company nor any of its Subsidiaries maintains any Company Welfare Plan (whether qualified or non-qualified under Section 401(a) of the Code) providing for post-employment or retiree health, life insurance and/or other welfare benefits and having unfunded liabilities, and neither the Company nor any of its Subsidiaries have any obligation to provide any such benefits to any retired or former employees or active employees following such employees’ retirement or termination of service. Neither the Company nor any of its Subsidiaries has any unfunded liabilities pursuant to any Company Pension Plan that is not intended to be qualified under Section 401(a) of the Code. No Company Plan holds as an asset any interest in any annuity contract, guaranteed investment contract or any other investment or insurance contract, policy or instrument issued by an insurance company that, to the knowledge of the Company, is or is likely to be the subject of bankruptcy, conservatorship, insolvency, liquidation, rehabilitation or similar proceedings.

Neither the Company nor any of its Subsidiaries has incurred any material liability for any tax or excise tax arising under Chapter 43 of the Code, and no event has occurred and no condition or circumstance has existed that is likely to give rise to any such material liability.

There are no actions, suits, claims or disputes pending, or, to the knowledge of the Company, threatened, anticipated or expected to be asserted against or with respect to any Company Plan or the assets of any such plan (other than routine claims for benefits and appeals of denied routine claims). No civil or criminal action brought pursuant to the provisions of Title I, Subtitle B, Part 5 of ERISA is pending, or, to the knowledge of the Company, threatened, anticipated or expected to be asserted against the Company or any of its Subsidiaries or, to the knowledge of the Company, any fiduciary of any Company Plan, in any case with respect to any Company Plan. No Company Plan or, to the knowledge of the Company, any fiduciary thereof is the subject of an audit, investigation or examination by any governmental or quasi-governmental agency.

(e)  Contributions.    Full payment has been timely made of all amounts which the Company or any of its Subsidiaries is required, under applicable law or under any Company Welfare Plan or Company Pension Plan or any agreement relating to any Company Welfare Plan or Company Pension Plan to which the Company or any of its Subsidiaries is a party, to have paid as contributions or premiums thereto as of the last day of the most recent fiscal year of such Company Plan ended prior to the date hereof. All such contributions and/or premiums have been fully deducted for income tax purposes and no such deduction has been challenged or disallowed by any governmental entity, and to the knowledge of the Company and its Subsidiaries no event has occurred and no condition or circumstance has existed that is likely to give rise to any such challenge or disallowance. The Company has made adequate provision for reserves to meet contributions and premiums and any other liabilities that have not been paid or satisfied because they are not yet due under the terms of any Company Welfare Plan or Company Pension Plan, applicable law or related agreements.

(f)  Tax Qualification.    Each Company Pension Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service (the “IRS”) regarding the qualified status of such plan under Section 401(a) of the Code and the exempt status of the trust established in connection therewith under Section 501(a) of the Code (or has submitted, or is within the remedial amendment period for submitting, an application for a determination with the IRS, and is awaiting a response). Each VEBA has been determined by the IRS to be exempt from Federal income tax under Section 501(c)(9) of the Code. Since the date of each most recent determination letter or submission referred to in this paragraph (f), to the Company’s knowledge no event has occurred and no condition or circumstance has existed that resulted or is likely to result in the revocation of, or failure to issue, any such determination letter or that would reasonably be expected to adversely affect the qualified status of any such Company Plan or the exempt status of any such VEBA.

(g)  Transactions.    Neither the Company nor any of its Subsidiaries nor any of their respective directors, officers, employees or, to the knowledge of the Company, other persons who participate in the operation of any Company Welfare Plan or Company Pension Plan or related trust or funding vehicle, has engaged in any transaction with respect to any Company Plan or breached any applicable fiduciary responsibilities or obligations under Title I of ERISA that would subject the Company or any of its Subsidiaries to a material tax, penalty or liability for prohibited transactions or breach of any obligations under ERISA or the Code or would result in any material claim being made under, by or on behalf of any such Company Plan by any party with standing to make such claim.

(h)  Triggering Events.    Except as set forth on Schedule 3.19(h), the execution of this Agreement and the consummation of the transactions contemplated hereby, do not constitute a triggering event under any Company Plan, policy, arrangement, statement, commitment or agreement, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (whether of severance pay or otherwise), “parachute payment” (as such term is defined in Section 280G of the Code), acceleration, vesting or increase in benefits to any employee or former employee or director of the Company or any of its Subsidiaries. No Company Plan provides for the payment of severance, termination, change in control or similar-type payments or benefits.

(i)  Documents.    The Company has delivered or caused to be delivered, or made available, to FACO and its counsel true and complete copies of all material documents in connection with each Company Plan, including (where applicable): (i) all Company Plans as in effect on the date hereof, together with all amendments thereto, including, in the case of any Company Plan not set forth in writing, a written description thereof; (ii) all current summary plan descriptions and summaries of material modifications; (iii) all current trust agreements (and all amendments thereto and the latest financial statements thereof); (iv) the most recent IRS determination letter obtained with respect to each Company Pension Plan intended to be qualified under Section 401(a) of the Code or exempt under Section 501(a) or 501(c)(9) of the Code; (v) the annual report on IRS Form 5500-series or 990 for each of the last three years for each Company Plan required to file such form; and (vi) the most recently prepared financial statements for each Company Plan for which such statements are required.

3.20    Interests in Clients, Suppliers, Etc.    Except as set forth on Schedule 3.20, to the knowledge of the Company no officer, director, employee or affiliate of the Company or any of its Subsidiaries either (a) is or (b) possesses, directly or indirectly, any financial interest in or (c) is a director, officer or employee of, any Person which is, a client of, supplier to, customer of, lessor to, lessee of or competitor or potential competitor of the Company or any of its Subsidiaries. Except as set forth on Schedule 3.20, neither the Company nor any of its Subsidiaries is a party to any transaction agreement, arrangement or understanding with any affiliate, officer, director or employee of the Company or any of its Subsidiaries. Ownership of securities of a company whose securities are registered under the Exchange Act of 1% or less of any class of such securities shall not be deemed to be a financial interest for purposes of this Section 3.20.

Except as set forth on Schedule 3.20, (i) neither the Company nor any of its Subsidiaries is indebted to any director, officer, employee or agent of the Company or any of its Subsidiaries (except for amounts due as normal salaries and in reimbursement of ordinary expenses), (ii) no such person is indebted to the Company or any of its Subsidiaries and (iii) except as set forth in the Company SEC Reports, there have been no other transactions of the type required to be disclosed pursuant to Items 402 and 404 of Regulation S-K under the Securities Act and the Exchange Act.

3.21    No Changes Since Balance Sheet Date.    Except as set forth in the Company SEC Reports filed prior to the date of this Agreement, on Schedule 3.21 or as expressly permitted or contemplated by this Agreement (including a Permitted Reverse Stock Split and borrowings contemplated in Section 6.1(e)), since the Company Balance Sheet Date neither the Company nor any of its Subsidiaries has (a) incurred any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise), except in the Ordinary Course, (b) permitted any of its material assets to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind (other than Company Permitted Liens), (c) sold, transferred or otherwise disposed of any assets except in the Ordinary Course, (d) made any capital expenditure or commitment therefor, except in the Ordinary Course, (e) made any distribution to its shareholders or declared or paid any dividend or made any distribution on any shares of its capital stock, (f) redeemed, purchased or otherwise acquired any shares of its capital stock, (g) granted or issued any option, warrant or other right to purchase or acquire any shares of its capital stock, other than grants of stock options to employees in the Ordinary Course, (h) made any bonus or profit sharing distribution or payment of any kind, other than bonuses paid to employees in the Ordinary Course, (i) increased its indebtedness for borrowed money, except borrowings from banks in the Ordinary Course, or made any loan to any Person, (j) written off as uncollectible any notes or accounts receivable, except write-offs in the Ordinary Course charged to applicable reserves or write-offs for which a corresponding offset is available to the Company or such Subsidiary pursuant to the terms of an existing agreement, none of which individually or in the aggregate is material to the Company and its Subsidiaries, taken as a whole, (k) granted any increase in the rate of wages, salaries, bonuses or other remuneration of any executive employee or other employees, except in the Ordinary Course, (l) canceled or waived any claims or rights of material value, (m) made any change in any method of accounting or auditing practice, unless required to do so by applicable law or GAAP, (n) entered into any change-in-control arrangement with any Person, (o) otherwise conducted its business or entered into any material transaction, except in the Ordinary Course or (p) agreed, whether or not in writing, to do any of the foregoing.

3.22    Consents and Approvals; No Violations.    Assuming (i) the filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), are made and the waiting period thereunder has been terminated or expired, (ii) the shareholders of the Company approve the Mergers and (iii) the Delaware Merger Documents required to effect the Company Merger are accepted for filing with the Delaware Secretary of State, the execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby will not (a) violate any provision of the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, (b) violate any statute, ordinance, rule, regulation, order or decree of any court or any governmental or regulatory body, agency or authority applicable to the Company or any of its Subsidiaries, (c) require any filing with, or permit, consent or approval of, or the giving of any notice to, any governmental or regulatory body, agency or authority, other than those required under or in relation to the

Exchange Act, the Securities Act, state securities or “blue sky” laws, and rules and regulations of the NASD or (d) except as set forth on Schedule 3.22, result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or other instrument or obligation to which either the Company or any of its Subsidiaries is a party, or by which either the Company or any of its Subsidiaries or any of their respective properties or assets may be bound, other than, in the case of clauses (b), (c) and (d) above, any violations, breaches, conflicts, defaults and liens which, and filings, permits, consents, approvals and notices the absence of which, would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

3.23    Broker’s or Finder’s Fees.    Except as set forth on Schedule 3.23, no agent, broker, person or firm acting on behalf of the Company or any of its Subsidiaries is, or will be, entitled to any commission or broker’s or finder’s fees from any of the parties hereto or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated by this Agreement.

3.24    Copies of Documents.    The Company has caused to be made available for inspection and copying by FACO and its advisers, true, complete and correct copies of all documents listed on any Schedule referred to in this Section 3.

3.25    Registration Statement; Proxy Statement/Prospectus.    The information supplied by the Company and its Subsidiaries for inclusion in the Registration Statement pursuant to which the Parent Class A Stock to be issued in the Company Merger will be registered with the SEC shall not, at the time the Registration Statement (including any amendments or supplements thereto) is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The information supplied by the Company and its Subsidiaries for inclusion in the Proxy Statement/Prospectus shall not, on the date the Proxy Statement/Prospectus is first mailed to the shareholders of the Company, at the time of the Company Shareholders Meeting and at the Effective Time, contain any statement which, at such time, is false or misleading, with respect to any material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Shareholders Meeting which has become false or misleading. Notwithstanding the foregoing provisions of this Section 3.25, no representation or warranty is made by the Company with respect to statements included in the Registration Statement or the Proxy Statement/Prospectus based on information supplied by FACO, Parent or any Merger Sub for inclusion therein.

3.26    Opinion of Financial Advisor.    The Company has been advised in writing by its financial advisor, Lehman Brothers Inc., that in such advisor’s opinion, as of the date hereof, the Mergers are fair to the shareholders of the Company from a financial point of view.

3.27    Vote Required.    The affirmative vote of the holders of a majority of the voting shares of the Company outstanding on the record date set for the Company Shareholders Meeting is the only vote of the holders of any of the Company’s capital stock necessary to approve this Agreement and the transaction contemplated hereby, including the Mergers.

3.28    Board Approval.    The Board of Directors of the Company (at a meeting duly called and held) has duly (a) approved this Agreement and the Mergers, (b) determined that the transactions contemplated by this Agreement, including the Mergers, taken together, are fair to and in the best interests of the shareholders of the Company and (c) resolved to recommend that the shareholders of the Company approve this Agreement and the transactions contemplated hereby, including the Mergers.

3.29    Assets of the Company.    The Company and its Subsidiaries own or have the valid right to use all of the assets reasonably necessary for the operation of their respective businesses, as currently conducted.

SECTION 4

REPRESENTATIONS AND WARRANTIES OF FACO

FACO represents, warrants and agrees in favor of the Company as follows:

4.1    Existence and Good Standing.    FACO is a corporation duly organized, validly existing and in good standing under the laws of the State of California. FACO has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

4.2    Binding Effect.    This Agreement (a) has been duly authorized and approved by all required corporate action of FACO, (b) has been duly executed and delivered by FACO and (c) constitutes the valid and binding agreement of FACO enforceable against FACO in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and equitable principles relating to or affecting the rights of creditors generally from time to time in effect.

4.3    FAST Companies; Subsidiaries.

(a)  Set forth on Schedule 4.3 is a list of each FAST Company and each direct or indirect Subsidiary thereof and the percentage ownership of each such FAST Company in any such Subsidiary. Each FAST Company and each Subsidiary thereof is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (as set forth in Schedule 4.3) and has all requisite corporate power to own, lease and operate its properties and to carry on its business as now being conducted.

(b)  Set forth on Schedule 4.3 is a list of jurisdictions in which each FAST Company and each Subsidiary thereof is duly qualified or licensed to conduct its business, and each such company is in good standing in each such jurisdiction. Such jurisdictions are the only jurisdictions in which the character or location of the properties owned, leased or operated by each FAST Company and each Subsidiary thereof, or the nature of the business conducted by each FAST Company and each Subsidiary thereof, makes such qualification necessary, except where the failure to obtain such qualification would not have a Material Adverse Effect on the FAST Companies, taken as a whole.

4.4    Capitalization.

(a)  The capitalization of each FAST Company is set forth in Schedule 4.4. All outstanding shares of the capital stock of each FAST Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth on Schedule 4.4, there are no outstanding options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance or sale of any shares of capital stock of any FAST Company, any other securities of any FAST Company, or any equity interest in any FAST Company or its business, and none of the foregoing will arise as a result of the execution or performance of this Agreement or the transactions contemplated herein. Except as set forth on Schedule 4.4, no Person has any demand or piggyback registration rights in respect of shares of common stock or other securities of any FAST Company. All securities, rights, options and plans set forth (or required to be set forth) on Schedule 4.4 have been issued or granted in accordance with applicable law and not in contravention with the articles or certificate of incorporation or bylaws of the relevant FAST Company.

(b)  Immediately prior to the Effective Time, FACO will (i) own, beneficially and of record, 100% of the capital stock or other equity interests of each of the FAST Companies, free and clear of all liens, security interests, charges, encumbrances and other adverse claims and (ii) have full legal right, power and authority to sell, assign, transfer and convey the Indian Interests to Parent pursuant to this Agreement. At the Closing, FACO will transfer to Parent all of its right, title and interest in and to title to the Indian Interests, free and clear of all liens, security interests, charges, encumbrances and other adverse claims.

4.5    Financial Statements.    Schedule 4.5 contains copies of each of the FAST Financial Statements. Except as specifically disclosed therein and except as set forth in Schedule 4.5, the FAST Financial Statements have been prepared from, and in accordance with the books and records of the FAST Companies, were prepared in accordance with GAAP and fairly present in all material respects, subject in the case of interim financial statements to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse to the FAST Companies and their Subsidiaries taken as a whole) and the absence of notes that, if presented, would not differ materially from those included in the financial statements of the FAST Companies and their respective Subsidiaries for the fiscal year ended December 31, 2001, the financial position of each of the FAST Companies, together with its respective Subsidiaries, if any, as of the dates thereof and the results of operations of each of the FAST Companies, together with its respective Subsidiaries, if any, for the periods presented therein. Since the FAST Balance Sheet Date, there has been no change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations, of the FAST Companies and their Subsidiaries, taken as a whole, except for immaterial changes due to the normal operations of the FAST Companies’ and their Subsidiaries’ businesses in the Ordinary Course and changes contemplated by this Agreement.

4.6    Books and Records.    The minute books of the FAST Companies and each of their Subsidiaries contain, in all material respects, accurate records of all meetings of, and corporate action taken by (including action taken by written consent) the shareholders and Boards of Directors of the FAST Companies and their respective Subsidiaries. Except as set forth on Schedule 4.6, none of the FAST Companies and their Subsidiaries has any material records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of a FAST Company or a Subsidiary thereof.

4.7    Title to Properties; Encumbrances.    Except (1) as set forth on Schedule 4.7 (and except for property leased by a FAST Company or Subsidiary thereof, which, for the avoidance of doubt, is represented and warranted to in Section 4.9) and (2) for properties and assets reflected in the FAST Balance Sheets or acquired since the FAST Balance Sheet Date which have been sold or otherwise disposed of in the Ordinary Course, the FAST Companies and their respective Subsidiaries have good, valid and marketable title to (a) all of their respective properties and assets (real and personal, tangible and intangible), including all of the properties and assets reflected in the FAST Balance Sheets, except as indicated in the notes thereto, and (b) all of the properties and assets purchased by a FAST Company or a Subsidiary thereof since the FAST Balance Sheet Date; in each case subject to no encumbrance, lien, charge or other restriction of any kind or character, except for (i) liens reflected in the FAST Balance Sheets, (ii) liens consisting of zoning or planning restrictions, easements, permits and other restrictions or limitations on the use of real property or irregularities in title thereto, and other liens or other imperfections in title, if any, which do not, individually or in the aggregate, materially detract from the value of, or impair the use of, such property by such FAST Company or such Subsidiary in the operation of its business, (iii) liens for current taxes, assessments or governmental charges or levies on property not yet due and delinquent and (iv) liens described on Schedule 4.7 (liens of the type described in clauses (i), (ii) and (iii) above are hereinafter sometimes referred to as “FAST Permitted Liens”).

4.8    Real Property.    No FAST Company or Subsidiary thereof owns, directly or indirectly, in whole or in part, any interest in any real property.

4.9    Leases.    Schedule 4.9 contains an accurate and complete list of each real and personal property lease for which total annual rent payments equal or exceed $25,000 to which a FAST Company or any Subsidiary thereof is a party (as lessee or lessor). Each lease set forth on Schedule 4.9 (or required to be set forth on Schedule 4.9) is in full force and effect; all rents and additional rents due by a FAST Company or a Subsidiary thereof to date on each such lease have been paid (other than any pass through expenses not yet invoiced to any FAST Company or Subsidiary thereof); in each case, the lessee has been in peaceable possession since the commencement of the original term of such lease and is not in default thereunder and no waiver, indulgence or postponement of the lessee’s obligations thereunder has been granted by the lessor; and there exists no event of default or event, occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default under such lease, except where such defaults would not, individually or in the aggregate, have a Material Adverse Effect on the FAST Companies, taken as a whole. The tangible personal property leased by the FAST Companies and their respective Subsidiaries is in a state of good maintenance and repair, reasonable wear and tear excepted, except where the state of such property would not, individually or in the aggregate, have a Material Adverse Effect on the FAST Companies, taken as a whole.

4.10    Material Contracts.    Except as set forth on Schedule 4.10, none of the FAST Companies and their respective Subsidiaries is bound by (a) any agreement, contract or commitment relating to the employment of any Person (as hereinafter defined) by any FAST Company or any Subsidiary thereof or any bonus, deferred compensation, pension, profit sharing, stock option, employee stock purchase, retirement or other employee benefit plan (including any agreement under which an employee of a FAST Company or a Subsidiary thereof would be entitled to payment, vesting of rights or benefits or other compensation upon a change in control of such FAST Company or Subsidiary thereof), (b) any agreement, indenture or other instrument which contains restrictions with respect to payment of dividends or any other distribution in respect of its capital stock, (c) any agreement, contract or commitment relating to capital expenditures in excess of $100,000 per individual item or $250,000 in the aggregate, (d) any loan or advance to, or investment in, any Person or any agreement, contract or commitment relating to the making of any such loan, advance or investment, (e) any guarantee or other contingent liability in respect of any indebtedness or obligation of any Person other than a FAST Company or a Subsidiary thereof (other than the endorsement of negotiable instruments for collection in the Ordinary Course), (f) any management service, consulting or any other similar type contract, (g) any agreement, contract or commitment limiting the ability of any FAST Company to engage in any line of business or to compete with any Person or (h) any agreement, contract or commitment not entered into in the Ordinary Course which involves $100,000 or more and is not cancelable without penalty within 30 days. Each contract or agreement set forth (or required to be set forth) on Schedule 4.10 is in full force and effect. None of the FAST Companies and their respective Subsidiaries has violated any of the material terms or conditions of any contract or agreement (x) to which any FAST Company (or a Subsidiary thereof) and any customer that accounts for more than 2% of the total sales of the FAST Companies and their respective Subsidiaries, taken as a whole, are parties or (y) set forth (or required to be set forth) on Schedule 4.10 in any material respect, and, to the best knowledge, information and belief of the FAST Companies, all of the material covenants to be performed by any other party thereto have been fully performed.

4.11    Restrictive Documents.    Except as set forth on Schedule 4.11, none of the FAST Companies and their respective Subsidiaries is subject to, or a party to, any charter, bylaw, mortgage, lien, lease, license, permit, agreement, contract, instrument, law, rule, ordinance, regulation, order, judgment or decree, or any other restriction of any kind or character, which, by its own operation, and not by the breach or violation, as the case may be, thereof, (a) would materially restrict the ability of any FAST Company or any Subsidiary thereof to acquire any property or conduct business in any area or business line or (b) has or would reasonably be expected to have a Material Adverse Effect on the FAST Companies, taken as a whole.

4.12    Litigation.    Except as set forth on Schedule 4.12, there is no action, suit, proceeding at law or in equity, arbitration or administrative or other proceeding by or before (or to the best knowledge, information and belief of FACO and the FAST Companies any investigation by) any governmental or other instrumentality or agency, pending, or, to the best knowledge, information and belief of FACO and the FAST Companies, threatened, against or impacting any FAST Company, any Subsidiary thereof or any of their respective properties or rights which would materially and adversely affect the right or ability of any FAST Company or any Subsidiary thereof to carry on its business as now conducted, or which would have a Material Adverse Effect on the FAST Companies, taken as a whole. None of the FAST Companies and their respective Subsidiaries is subject to any judgment, order or decree entered in any lawsuit or proceeding which may have a Material Adverse Effect on the FAST Companies, taken as a whole.

4.13    Taxes.

(a)  Tax Returns.    The FAST Companies and each of their respective Subsidiaries have timely filed or caused to be filed with the appropriate taxing authorities all Returns that are required to be filed by, or with respect to, any FAST Company or such Subsidiary on or prior to the Closing Date. The Returns have accurately reflected in all material respects and will accurately reflect in all material respects all liability for Taxes of the FAST Companies and such Subsidiaries for the periods covered thereby.

(b)  Payment of Taxes.    All material Taxes and Tax liabilities due by or with respect to the income, assets or operations of the FAST Companies and each of their respective Subsidiaries for all taxable years or other taxable periods that end on or before the Closing Date and, with respect to any taxable year or other taxable period beginning before and ending after the Closing Date, the Pre-Closing Period, have been (or by the Closing Date will be) timely paid in full on or before the Closing Date or adequately accrued and disclosed and fully provided for on the books and records of the FAST Companies and each of their respective Subsidiaries in accordance with GAAP.

(c)  Other Tax Matters.    Except as set forth on Schedule 4.13(c):

(i)  (A) none of the FAST Companies and their respective Subsidiaries has been the subject of an audit or other examination of Taxes by the tax authorities of any nation, state or locality; (B) no such audit is pending or, to the knowledge of the FAST Companies, contemplated; and (C) no FAST Company or any Subsidiary thereof has received any written notices from any taxing authority relating to any issue which could affect the Tax liability of any FAST Company or any such Subsidiary;

(ii)  none of the FAST Companies and their respective Subsidiaries (A) has, as of the Closing Date, entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of Taxes of any FAST Company and (B) is, as of the Closing Date, currently contesting the Tax liability of any FAST Company or any Subsidiary thereof before any court, tribunal or agency;

(iii)  none of the FAST Companies and their respective Subsidiaries has been included in any “consolidated,” “unitary” or “combined” Return, other than the consolidated, unified or combined Returns of FACO or such Return filed with any direct or indirect Subsidiary of FACO, provided for under the laws of the United States, any foreign jurisdiction or any state or locality with respect to Taxes for any taxable period for which the statute of limitations has not expired;

(iv)  all Taxes which any FAST Company or any Subsidiary thereof is (or was) required by law to withhold or collect in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party have been duly withheld or collected, and have been timely paid over to the proper authorities to the extent due and payable;

(v)  none of the FAST Companies and their respective Subsidiaries has been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code at any time during the five-year period ending on the date hereof;

(vi)  there are no tax sharing, allocation, indemnification or similar agreements in effect as between (A) any FAST Company or any predecessor, Subsidiary or other affiliate thereof and (B) any other party under which Parent, the Company or any Subsidiary thereof (before and after giving effect to the Mergers) could be liable for any Taxes or other claims of any party;

(vii)  none of the FAST Companies and their respective Subsidiaries has applied for, been granted, or agreed to any accounting method change for which it will be required to take into account any adjustment under Section 481 of the Code or any similar provision of the Code or the corresponding tax laws of any nation, state or locality;

(viii)  no election under Section 341(f) of the Code has been made or shall be made prior to the Closing Date to treat any FAST Company or any Subsidiary thereof as a consenting corporation, as defined in Section 341 of the Code;

(ix)  no claim has ever been made by any taxing authority in a jurisdiction where any FAST Company or any Subsidiary thereof does not file Returns that such FAST Company or any of its Subsidiaries are or may be subject to taxation by that jurisdiction;

(x)  no FAST Company or any Subsidiary thereof is a party to any agreement that would require any FAST Company or any Subsidiary thereof to make any payment that would constitute an “excess parachute payment” for purposes of Sections 280G and 4999 of the Code;

(xi)  (A) there are no deferred intercompany transactions between any FAST Company and a Subsidiary thereof or between the respective Subsidiaries of the FAST Companies and there is no excess loss account (within the meaning of Treasury Regulations Section 1.1502-19 with respect to the stock of any FAST Company or any Subsidiary thereof) which will or may result in the recognition of income upon the consummation of the transaction contemplated by this Agreement, and (B) there are no other transactions or facts existing with respect to the FAST Companies and/or their Subsidiaries which by reason of the consummation of the transaction contemplated by this Agreement will result in the FAST Companies and/or their Subsidiaries recognizing income; and

(xii)  no indebtedness of any FAST Company or any Subsidiary thereof consists of “corporate acquisition indebtedness” within the meaning of Section 279 of the Code.

4.14    Insurance.    Set forth on Schedule 4.14 is a complete list of insurance policies that the FAST Companies and their respective Subsidiaries maintain or receive the benefit of with respect to their respective businesses, properties and employees. Such policies are in full force and effect and are free from any right of termination on the part of the insurance carriers. Such policies, with respect to their amounts and types of coverage, are adequate to insure fully against risks to which the FAST Companies and their respective Subsidiaries and their respective property and assets are normally exposed in the operation of their respective businesses. There has not been any material adverse change in any FAST Company’s or any FAST Company’s Subsidiary’s, or, with respect to insurance policies that a FAST Company or any Subsidiary thereof receives the benefit of with respect to its business, properties and employees, FACO’s, relationship with their respective insurers or in the premiums payable pursuant to such policies during the past year.

4.15    Intellectual Properties.

(a)  Schedule 4.15(a) is an accurate and complete list of all domestic and foreign patents, patent applications, trademarks, service marks and other indicia of origin, trademark and service mark registrations and applications for registrations thereof, registered copyrights and applications for registration thereof, Internet domain names, corporate and business names, trade names, brand names and material computer software programs used or held for use in the business of the FAST Companies and their respective Subsidiaries. The Intellectual Property listed (or required to be listed) on Schedule 4.15(a), except as indicated on such Schedule, has been duly registered in, filed in or issued by the United States Patent and Trademark Office, United States Copyright Office, a duly accredited and appropriate domain name registrar, the appropriate offices in the various states of the United States and the appropriate offices of other jurisdictions (foreign and domestic), and each such registration, filing and issuance remains in full force and effect as of the Closing Date.

(b)  Except (i) as set forth in Schedule 4.15(b) and (ii) for licenses related to “off the shelf” or other software widely available on generally standard terms and conditions, none of the FAST Companies and their respective Subsidiaries is a party to any license or agreement, whether as licensor, licensee or otherwise, with respect to any Intellectual Property. To the extent any Intellectual Property is used under license in the business of any FAST Company and/or any of its Subsidiaries, no notice of a material default has been sent or received by such FAST Company or any of its Subsidiaries under any such license which remains uncured and the execution, delivery or performance of FACO’s obligations hereunder will not result in such a default. Each such license agreement is a legal, valid and binding obligation of the FAST Company and/or Subsidiary thereof that is a party thereto and, to the knowledge of the FAST Companies, each of the other parties thereto, enforceable by such FAST Company in accordance with the terms thereof.

(c)  Except as set forth in Schedule 4.15(c), a FAST Company or a Subsidiary thereof owns or is licensed to use, all of the FAST Intellectual Property (including all of the Intellectual Property set forth (or required to be set forth) in Schedule 4.15(a)), free and clear of any liens, security interests, charges, encumbrances and other adverse claims, without obligation to pay any royalty or any other fees with respect thereto. Neither any FAST Company’s nor any FAST Company’s Subsidiary’s use of the FAST Intellectual Property (including the manufacturing, marketing, licensing, sale or distribution of products and the general conduct and operations of the business of the FAST Companies and their respective Subsidiaries) violates, infringes, misappropriates or misuses any intellectual property rights of any third party. No FAST Intellectual Property has been cancelled, abandoned or otherwise terminated and all renewal and maintenance fees in respect thereof have been duly paid. Other than routine filing fees and payments made pursuant to agreements disclosed in Schedule 4.15(b) or 4.15(c), there are no actions that must be taken or payments that must be made by any FAST Company or any Subsidiary thereof within 180 days following the Closing Date that, if not taken or paid, will adversely affect the FAST Intellectual Property. The FAST Companies and their respective Subsidiaries have the exclusive right to file, prosecute and maintain all applications and registrations with respect to the Intellectual Property that is owned by any FAST Companies or any Subsidiary thereof.

(d)  Except as set forth in Schedule 4.15(d), none of the FAST Companies and their respective Subsidiaries has received any written notice or claim from any third party challenging the right of any FAST Company or any Subsidiary thereof to use any of the FAST Intellectual Property. The FAST Intellectual Property listed (or required to be listed) on Schedules 4.15(a) and 4.15(b) constitutes all the Intellectual Property necessary to operate the businesses of the FAST Companies and their respective Subsidiaries as of the Closing Date and thereafter, in the manner in which it is presently operated, except for licenses related to “off the shelf” or other software widely available on generally standard terms and conditions.

(e)  Except as set forth in Schedule 4.15(e), none of the FAST Companies and their respective Subsidiaries has made any claim in writing of a violation, infringement, misuse or misappropriation by any third party (including any employee or former employee of any FAST Company or any Subsidiary thereof) of its rights to, or in connection with any Intellectual Property, which claim is still pending. Except as set forth in Schedule 4.15(e), none of the FAST Companies and their respective Subsidiaries has entered into any agreement to indemnify any other person against any charge of infringement of any Intellectual Property, other than indemnification provisions contained in purchase orders or license agreements arising in the Ordinary Course.

(f)  Except as set forth in Schedule 4.15(f), to the best knowledge of the FAST Companies, there is no pending or threatened claim by any third party of a violation, infringement, misuse or misappropriation by any FAST Company or any Subsidiary thereof of any Intellectual Property owned by any third party, or of the invalidity of any patent or registration of a copyright, trademark, service mark, domain name, or trade name included in the FAST Intellectual Property. To the best knowledge of FACO and the FAST Companies, no valid basis exists for any such claims.

(g)  Except as set forth in Schedule 4.15(g), there are no interferences or other contested proceedings, either pending or, to the best knowledge of the FAST Companies, threatened, in the United States Copyright Office, the United States Patent and Trademark Office, or any governmental authority (foreign or domestic) relating to any pending application with respect to the FAST Intellectual Property.

(h)  Either a FAST Company or a Subsidiary thereof has secured valid written assignments from all consultants and employees who contributed to the creation or development of FAST Intellectual Property of the rights to such contributions that either a FAST Company or a Subsidiary thereof does not already own by operation of law.

(i)  The FAST Companies and their respective Subsidiaries have taken all necessary and reasonable steps to protect and preserve the confidentiality of all trade secrets, know-how, source codes, databases, customer lists, schematics, ideas, algorithms and processes and all use, disclosure or appropriation thereof by or to any third party has been pursuant to the terms of a written agreement between such third party and a FAST Company or a Subsidiary thereof. None of the FAST Companies and their respective Subsidiaries has breached any agreements of non-disclosure or confidentiality.

(j)  Each of the material computer software programs used or held for use in the businesses of the FAST Companies and their respective Subsidiaries operates and runs in a commercially reasonable business manner, conforms in all material respects to the specifications thereof, and, with respect to each of such computer software programs that are owned by a FAST Company or a Subsidiary thereof, the applications can be compiled from their associated source code without undue burden.

(k)  For the twelve-month period prior to the Closing Date, the active Internet domain names and URLs of the FAST Companies and their respective Subsidiaries direct and resolve to the appropriate Internet protocol addresses and are and have been accessible to Internet users on those certain computers used by the FAST Companies and their respective Subsidiaries to make the Sites so accessible substantially on a 24/7 basis and are and have been operational for transacting from those certain computers used by the FAST Companies and their respective Subsidiaries to make the Sites so accessible on a 24/7 basis. Either a FAST Company or a Subsidiary thereof has fully operational backup copies of each Site (and all related software, databases and other information), made from the current versions of such Site as accessible to Internet users. From the date hereof until the Closing Date, backup copies have been made on media commercially appropriate for such backups, no less frequently than every 14 days, and such backup copies have been stored in a safe and secure environment, fit for such backup media, and are not located at the same location of the relevant server(s). None of the FAST Companies has any reason to believe that the Sites will not operate or will not continue to be accessible to Internet users on substantially a 24/7 basis prior to, at the time of and after the Closing Date.

4.16    Compliance with Laws.    Except as set forth in Schedule 4.16, the FAST Companies and each of their respective Subsidiaries are in compliance in all material respects with all applicable laws, regulations, orders, judgments and decrees, except where the failure to comply would not have a Material Adverse Effect on the FAST Companies, taken as a whole. In furtherance of, and not by way of limitation of, the preceding sentence, none of the FAST Companies and their respective Subsidiaries has violated any privacy, data protection, publicity, advertising or similar federal, state or local law of any kind in the United States or any other nation, nor has any of the FAST Companies and their respective Subsidiaries received notice of any such violation, and neither FACO nor any FAST Company is aware of any facts that would give rise to such a violation.

4.17    Governmental Licenses.    Except as set forth in Schedule 4.17, each of the FAST Companies and their respective Subsidiaries has all Licenses necessary to own, lease and operate its properties and to enable it to carry on its respective business as presently conducted, except where the failure to have such Licenses would not, individually or in the aggregate, have a Material Adverse Effect on the FAST Companies, taken as a whole. All Licenses held by any FAST Company or any Subsidiary thereof, are in full force and effect, except where the failure of such Licenses to be in full force and effect would not have a Material Adverse Effect on the FAST Companies, taken as a whole. No such License is the subject of a proceeding for suspension or revocation or similar proceedings. Except as set forth in Schedule 4.17, no jurisdiction has demanded or requested that any FAST Company or any Subsidiary thereof qualify or become licensed as a foreign corporation.

4.18    Labor Matters.

(a)  Each of the FAST Companies and their respective Subsidiaries is in compliance with all federal, state or other applicable laws, domestic or foreign, respecting employment and employment practices, terms and conditions of employment and wages and hours, and has not and is not engaged in any unfair labor practice, except in each case as would not, individually or in the aggregate, have a Material Adverse Effect on the FAST Companies, taken as a whole.

(b)  No unfair labor practice complaint against any FAST Company or any Subsidiary thereof is pending before the National Labor Relations Board and, to the best knowledge, information and belief of the FAST Companies, no unfair labor practice complaint is threatened or pending against any FAST Company or any Subsidiary thereof before the National Labor Relations Board.

(c)  There is no labor strike, dispute, slowdown or stoppage actually pending or, to the best knowledge, information and belief of the FAST Companies, threatened against or involving any FAST Company or any Subsidiary thereof.

(d)  No union representation question exists respecting the employees of any FAST Company or any Subsidiary thereof.

(e)  No grievance which would reasonably be expected to have a Material Adverse Effect upon the FAST Companies, taken as a whole, no arbitration proceeding arising out of or under any collective bargaining agreement is pending and no claim therefor has been asserted.

(f)  No collective bargaining agreement is currently in effect or is being negotiated by any Company or any Subsidiary thereof.

(g)  None of the FAST Companies and their respective Subsidiaries has experienced any material labor difficulty during the last three years.

(h)  There has not been, and no FAST Company reasonably expects there to be, any material adverse change in relations with employees of any FAST Company or any Subsidiary thereof as a result of any announcement of the transactions contemplated by this Agreement.

(i)  There has been no, and will not be any, “layoff” or “plant closing” as defined by the Worker Adjustment Retraining and Notification Act during the 90 days prior to the Closing Date with respect to any FAST Company or any Subsidiary thereof.

4.19    Employee Benefit Plans.

(a)  List of Plans.    Set forth in Schedule 4.19(a) is an accurate and complete list of all (i) “employee welfare benefit plans” (“FAST Welfare Plans”), within the meaning of Section 3(1) of ERISA; (ii) “employee pension benefit plans” (“FAST Pension Plans”), within the meaning of Section 3(2) of ERISA; (iii) bonus, stock option, stock purchase, restricted stock, incentive, fringe benefit, VEBAs under Section 501(c)(9) of the Code, profit-sharing, pension or retirement, deferred compensation, medical, life insurance, disability, accident, salary continuation, severance, accrued leave, vacation, sick pay, sick leave, supplemental retirement and unemployment benefit plans, programs, arrangements, commitments and/or practices (whether or not insured); and (iv) employment, consulting, termination, and severance contracts or agreements, in each case for active, retired or former employees or directors, whether or not any such plans, programs, arrangements, commitments, contracts, agreements and/or practices (referred to in (i), (ii), (iii) or (iv) above) are in writing or are otherwise exempt from the provisions of ERISA, that are maintained or contributed to (or with respect to which an obligation to contribute has been undertaken) or with respect to which any potential liability is borne by any FAST Company or any Subsidiary thereof (including, for this purpose and for the purpose of all of the representations in this Section 4.19, all employers (whether or not incorporated) that would be treated together with any FAST Company or any Subsidiary thereof as a single employer within the meaning of Section 414 of the Code (all of the foregoing plans, programs, arrangements, commitments, practices, contracts and agreements referred to in (i), (ii), (iii) and (iv) above, are collectively referred to as “FAST Plans”).

(b)  Status of Plans.    Each FAST Plan (including any related trust) complies in form with the requirements of all applicable laws, including ERISA and the Code, and, to the knowledge of the FACO, has at all times been maintained and operated in material compliance with its terms and the requirements of all applicable laws, including ERISA and the Code. No complete or partial termination of any FAST Pension Plan has occurred or is expected to occur, except for the expected termination of all FAST Plans sponsored by EHP, SafeRent or their respective Subsidiaries (collectively, the “EHP/SafeRent Plans”) effective on or before December 31, 2002. None of the FAST Companies and their respective Subsidiaries has any commitment, intention or understanding to create, modify or terminate any FAST Plan, except for the expected termination of all EHP/SafeRent Plans effective on or before December 31, 2002, and except to the extent required by applicable law or except to the extent any such creation, modification or termination is not reasonably expected to result in a material liability of any FAST Company or Subsidiary thereof. No condition or circumstance exists that would prevent the amendment or termination of any FAST Plan, except to the extent required to comply with Section 401(a) of the Code, as applicable, or as disclosed in Schedule 4.19(b). No FAST Company nor any Subsidiary thereof has caused any condition or circumstance that would reasonably be expected to result in a material increase in the benefits under or the expense of maintaining any FAST Plan from the level of benefits or expense incurred for the most recent fiscal year ended thereof.

(c)  Pension Plans.    Except as disclosed in Schedule 4.19(c), none of the FAST Companies and their respective Subsidiaries maintains or contributes to, or has any obligation to contribute to any “multiple employer plan” (within the meaning of the Code or ERISA) or any “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA). With respect to each FAST Pension Plan that is a “single employer plan” that is subject to Title IV of ERISA (i) the funding method used in connection with such plan is acceptable and the actuarial assumptions used in connection with funding each such plan are reasonable, (ii) as of the last day of the last plan year of such plan, the actuarial present value of the accumulated plan benefits (whether or not vested) of such plan did not exceed the fair value of the plan assets allocable thereto (as determined by such plan’s most recent actuarial valuation), (iii) no “accumulated funding deficiency” (for which an excise tax is due or would be due in the absence of a waiver) as defined in Section 412 of the Code or as defined in Section 302(a)(2) of ERISA, whichever may apply, has been incurred with respect to such plan with respect to any plan year, whether or not waived, (iv) no FAST Company has failed to pay when due any “required installment,” within the meaning of Section 412(m) of the Code and Section 302(e) of ERISA, whichever may apply, with respect to such plan, (v) no FAST Company is subject to any lien imposed under Section 412(n) of the Code or Section 302(f) of ERISA, whichever may apply, with respect to any such plan, (vi) no FAST Company has any liability for unpaid contributions with respect to any such plan which were required to be paid on or prior to the date hereof, (vii) no FAST Company is required to provide security to such plan under Section 401(a)(29) of the Code, (viii) each FAST Company has paid all premiums (and interest charges and penalties for late payment, if applicable) due the PBGC with respect to such plan for each plan year thereof for which such premiums are required, (ix) no FAST Company has engaged in, or is a successor or parent corporation to an entity that has engaged in, a transaction described in Section 4069 of ERISA, (x) there has been no “reportable event” (as defined in Section 4043(b) of ERISA and the PBGC regulations under such Section) with respect to such plan and (xi) no filing has been made by any FAST Company with the PBGC, and no proceeding has been commenced by the PBGC, to terminate such plan, except, in each case, as could not reasonably be expected to have a material adverse effect on the FAST Companies taken as a whole.

(d)  Liabilities.    None of the FAST Companies and their respective Subsidiaries maintains any FAST Welfare Plan which is a “group health plan” (as such term is defined in Section 607(1) of ERISA or Section 5000(b)(1) of the Code) that has not been administered and operated in all respects in compliance with the applicable requirements of Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code, except to the extent such noncompliance would not result in material liability, and none of the FAST Companies and their respective Subsidiaries is subject to any material liability, including additional contributions, fines, taxes, penalties or loss of tax deduction as a result of such administration and operation. No FAST Welfare Plan which is such a group health plan is a “multiple employer welfare arrangement,” within the meaning of Section 3(40) of ERISA. Each FAST Welfare Plan that is intended to meet the requirements of Section 125 of the Code meets such requirements, and each program of benefits for which employee contributions are provided pursuant to elections under any FAST Plan meets the requirements of the Code applicable thereto. No FAST Company and no Subsidiary thereof maintains any FAST Welfare Plan that has provided any “disqualified benefit” (as such term is defined in Section 4976(b) of the Code) with respect to which an excise tax would likely be imposed.

Except as disclosed in Schedule 4.19(d) or as required by Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code, none of the FAST Companies and their respective Subsidiaries maintains any FAST Welfare Plan (whether qualified or non-qualified under Section 401(a) of the Code) providing for post-employment or retiree health, life insurance and/or other welfare benefits and having unfunded liabilities, and neither any FAST Company nor any Subsidiary thereof has any obligation to provide any such benefits to any retired or former employees or active employees following such employees’ retirement or termination of service. Except as disclosed in Schedule 4.19(d), no FAST Company and no Subsidiary thereof has any unfunded liabilities pursuant to any FAST Pension Plan that is not intended to be qualified under Section 401(a) of the Code. No FAST Plan holds as an asset any interest in any annuity contract, guaranteed investment contract or any other investment or insurance contract, policy or instrument issued by an insurance company that, to the knowledge of the FAST Companies, is or is likely to be the subject of bankruptcy, conservatorship, insolvency, liquidation, rehabilitation or similar proceedings.

Except as disclosed in Schedule 4.19(d), no FAST Company and no Subsidiary thereof has incurred any material liability for any tax or excise tax arising under Chapter 43 of the Code, and no event has occurred and no condition or circumstance has existed that is likely to give rise to any such material liability.

There are no actions, suits, claims or disputes pending, or, to the knowledge of the FAST Companies, threatened, anticipated or expected to be asserted against or with respect to any FAST Plan or the assets of any such plan (other than routine claims for benefits and appeals of denied routine claims). No civil or criminal action brought pursuant to the provisions of Title I, Subtitle B, Part 5 of ERISA is pending, or, to the knowledge of the FAST Companies, threatened, anticipated or expected to be asserted against any FAST Company or any Subsidiary thereof or, to the knowledge of the FAST Companies, any fiduciary of any FAST Plan, in any case with respect to any FAST Plan. No FAST Plan or, to the knowledge of the FAST Companies, any fiduciary thereof is the subject of an audit, investigation or examination by any governmental or quasi-governmental agency.

(e)  Contributions.    Full payment has been timely made of all amounts which any FAST Company or any Subsidiary thereof is required, under applicable law or under any FAST Welfare Plan or FAST Pension Plan or any agreement relating to any FAST Welfare Plan or FAST Pension Plan to which any FAST Company or any Subsidiary thereof is a party, to have paid as contributions or premiums thereto as of the last day of the most recent fiscal year of such FAST Plan ended prior to the date hereof. All such contributions and/or premiums have been fully deducted for income tax purposes and no such deduction has been challenged or disallowed by any governmental entity, and to the knowledge of the FAST Companies no event has occurred and no condition or circumstance has existed that is likely to give rise to any such challenge or disallowance. The FAST Companies and their respective Subsidiaries have made adequate provision for reserves to meet contributions and premiums and any other liabilities that have not been paid or satisfied because they are not yet due under the terms of any FAST Welfare Plan or FAST Pension Plan, applicable law or related agreements.

(f)  Tax Qualification.    Except as disclosed in Schedule 4.19(f), each FAST Pension Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS regarding the qualified status of such plan under Section 401(a) of the Code and the exempt status of the trust established in connection therewith under Section 501(a) of the Code (or has submitted, or is within the remedial amendment period for submitting, an application for a determination with the IRS, and is awaiting a response). Each VEBA has been determined by the IRS to be exempt from Federal income tax under Section 501(c)(9) of the Code. Since the date of each most recent determination letter or submission referred to in this paragraph (f), to the knowledge of the FAST Companies no event has occurred and no condition or circumstance has existed that resulted or is likely to result in the revocation of, or failure to issue, any such determination letter or that would reasonably be expected to adversely affect the qualified status of any such FAST Plan or the exempt status of any such VEBA.

(g)  Transactions.    None of the FAST Companies and their respective Subsidiaries, nor any of their respective directors, officers, employees or, to the knowledge of the FAST Companies, other persons who participate in the operation of any FAST Welfare Plan or FAST Pension Plan or related trust or funding vehicle, has engaged in any transaction with respect to any FAST Plan or breached any applicable fiduciary responsibilities or obligations under Title I of ERISA that would subject any FAST Company or any Subsidiary thereof to a material tax, penalty or liability for prohibited transactions or breach of any obligations under ERISA or the Code or would result in any material claim being made under, by or on behalf of any such FAST Plan by any party with standing to make such claim.

(h)  Triggering Events.    The execution of this Agreement and the consummation of the transactions contemplated hereby, do not constitute a triggering event under any FAST Plan, policy, arrangement, statement, commitment or agreement, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (whether of severance pay or otherwise), “parachute payment” (as such term is defined in Section 280G of the Code), acceleration, vesting or increase in benefits to any employee or former employee or director of any FAST Company or any Subsidiary thereof. Except as disclosed in Schedule 4.19(h), no FAST Plan provides for the payment of severance, termination, change in control or similar-type payments or benefits.

(i)  Documents.    FACO has delivered or caused to be delivered or made available to the Company and its counsel true and complete copies of all material documents in connection with each FAST Plan, including (where applicable): (i) all FAST Plans as in effect on the date hereof, together with all amendments thereto, including, in the case of any FAST Plan not set forth in writing, a written description thereof; (ii) all current summary plan descriptions and summaries of material modifications; (iii) all current trust agreements (and all amendments thereto and the latest financial statements thereof); (iv) the most recent IRS determination letter obtained with respect to each FAST Pension Plan intended to be qualified under Section 401(a) of the Code or exempt under Section 501(a) or 501(c)(9) of the Code; (v) the annual report on IRS Form 5500-series or 990 for each of the last three years for each FAST Plan required to file such form; and (vi) the most recently prepared financial statements for each FAST Plan for which such statements are required.

4.20    Interests in Clients, Suppliers, Etc.    Except as set forth on Schedule 4.20, to the knowledge of FACO and the FAST Companies no officer, director, employee or affiliate of any FAST Company or any Subsidiary thereof either (a) is or (b) possesses, directly or indirectly, any financial interest in or (c) is a director, officer or employee of, any Person which is a client of, supplier to, customer of, lessor to, lessee of or competitor or potential competitor of any FAST Company or any Subsidiary thereof. Except as set forth on Schedule 4.20, none of the FAST Companies and their respective Subsidiaries is a party to any transaction, agreement, arrangement or understanding with any affiliate, officer, director or employee of FACO, any FAST Company or any Subsidiary of FACO or any FAST Company. Ownership of securities of a company whose securities are registered under the Exchange Act of 1% or less of any class of such securities shall not be deemed to be a financial interest for purposes of this Section 4.20.

Except as set forth on Schedule 4.20, (i) none of the FAST Companies and their respective Subsidiaries is indebted to any director, officer, employee or agent of any FAST Company or any Subsidiary thereof (except for amounts due as normal salaries and in reimbursement of ordinary expenses), (ii) no such person is indebted to any FAST Company or any Subsidiary thereof and (iii) there have been no other transactions of the type required to be disclosed pursuant to Items 402 and 404 of Regulation S-K under the Securities Act and the Exchange Act.

4.21    No Changes Since Balance Sheet Date.    Except as set forth on Schedule 4.21 or as expressly permitted or contemplated by this Agreement:

(a)  between the FAST Balance Sheet Date and the date of this Agreement, none of the FAST Companies or any of their respective Subsidiaries has (i) incurred any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise), except in the ordinary course of business, (ii) permitted any of its material assets to be subjected to any mortgage, pledge, lien, security interest, encumbrance, restriction or charge of any kind (other than FAST Permitted Liens), (iii) sold, transferred or otherwise disposed of any assets except in the ordinary course of business, (iv) made any capital expenditure or commitment therefor, except in the ordinary course of business, (v) made any distribution to its shareholders or declared or paid any dividend or made any distribution on any shares of its capital stock (vi) redeemed, purchased or otherwise acquired any shares of its capital stock, (vii) made any bonus or profit sharing distribution or payment of any kind, other than bonuses paid to employees in the ordinary course of business consistent with past practice, (viii) increased its indebtedness for borrowed money, except current borrowings from banks in the ordinary course of business, or made any loan to any Person, (ix) written off as uncollectible any notes or accounts receivable, except write-offs in the ordinary course of business charged to applicable reserves, none of which individually or in the aggregate is material to the FAST Companies and their respective Subsidiaries, taken as a whole, (x) granted any increase in the rate of wages, salaries, bonuses or other remuneration of any executive employee or other employees, except in the ordinary course of business, (xi) canceled or waived any claims or rights of material value, (xii) entered into any change-in-control arrangement with any Person, (xiii) otherwise conducted its business or entered into any material transaction, except in the ordinary course of business or (xiv) agreed, whether or not in writing, to do any of the foregoing; and

(b)  since the FAST Balance Sheet Date, none of the FAST Companies or any of their respective Subsidiaries has (i) granted or issued any option, warrant or other right to purchase or acquire any shares of its capital stock, other than grants of options to employees in the Ordinary Course, (ii) made any change in any method of accounting or auditing practice, unless required to do so by applicable law or GAAP or (iii) agreed, whether or not in writing, to do any of the foregoing.

4.22    Consents and Approvals; No Violations.    Assuming (i) the filings required under the HSR Act are made and the waiting period thereunder has been terminated or expired, (ii) the shareholders of the Company approve the Mergers, (iii) the Delaware Merger Documents required to effect the SafeRent Merger are accepted for filing with the Delaware Secretary of State, (iv) the Florida Merger Documents are accepted for filing with the Florida Secretary of State, (v) the California Merger Documents are accepted for filing with the California Secretary of State and (vi) the Nevada Merger Documents are accepted for filing with the Nevada Secretary of State, the execution and delivery of this Agreement by FACO and the consummation of the transactions contemplated hereby will not (a) violate any provision of the certificate of incorporation or bylaws of FACO, any FAST Company or any Subsidiary of a FAST Company, (b) violate any statute, ordinance, rule, regulation, order or decree of any court or any governmental or regulatory body, agency or authority applicable to FACO, any FAST Company or any Subsidiary of a FAST Company, (c) except as set forth on Schedule 4.22, require any filing with, or permit, consent or approval of, or the giving of any notice to, any governmental or regulatory body, agency or authority, other than those required under or in relation to the Exchange Act, the Securities Act, state securities or “blue sky” laws, and rules and regulations of the NASD or (d) except as set forth on Schedule 4.22, result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of FACO, any FAST Company or any Subsidiary of a FAST Company under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or other instrument or obligation to which FACO, any FAST Company or any Subsidiary of a FAST Company is a party, or by which FACO, any FAST Company or any Subsidiary of a FAST Company or any of their respective properties or assets may be bound, other than, in the case of clauses (b), (c) and (d) above, any violations, breaches, conflicts, defaults and liens which, and filings, permits, consents, approvals and notices the absence of which, would not, individually or in the aggregate, have a Material Adverse Effect on the FAST Companies, taken as a whole.

4.23    Broker’s or Finder’s Fees.    Except as set forth on Schedule 4.23, no agent, broker, person or firm acting on behalf of FACO, any FAST Company or any of their respective affiliates is, or will be, entitled to any commission or broker’s or finder’s fees from any of the parties hereto or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated by this Agreement.

4.24    Copies of Documents.    FACO has caused to be made available for inspection and copying by the Company and its advisers, true, complete and correct copies of all documents listed on any Schedule referred to in this Section 4.

4.25    Registration Statement; Proxy Statement/Prospectus.    The information supplied by FACO and its affiliates for inclusion in the Registration Statement pursuant to which the Parent Class A Stock to be issued in the Company Merger will be registered with the SEC shall not, at the time the Registration Statement (including any amendments or supplements thereto) is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The information supplied by FACO and its affiliates for inclusion in the Proxy Statement/Prospectus shall not, on the date the Proxy Statement/Prospectus is first mailed to the shareholders of the Company, at the time of the Company Shareholders Meeting and at the Effective Time, contain any statement which, at such time, is false or misleading, with respect to any material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Shareholders Meeting which has become false or misleading. Notwithstanding the foregoing provisions of this Section 4.25, no representation or warranty is made by FACO with respect to statements included in the Registration Statement or the Proxy Statement/Prospectus based on information supplied by the Company for inclusion therein.

4.26    Vote Required.    No vote of the holders of the outstanding shares of equity securities of FACO or any Subsidiary of FACO that has not already been obtained is necessary to approve this Agreement or any of the transactions contemplated hereby.

4.27    FAST Company Indebtedness.    Set forth on Part A of Schedule 4.27 is a list of all obligations of the FAST Companies and their respective Subsidiaries to pay, whether or not contingent, or guarantee (a) any intercompany obligations owed to FACO or any affiliate thereof (other than a FAST Company) by a FAST Company or (b) any obligation of FACO, any FAST Company or any affiliate thereof to pay any costs related to the acquisition of any of the FAST Companies or their respective Subsidiaries, including any installment payments, note payments, deferred consideration, earnouts, bonus pool payments, guarantees or indemnification payments pursuant to any agreement or understanding by which FACO or any of its affiliates acquired any of the FAST Companies or any Subsidiary thereof (collectively, the “FAST Company Acquisition Indebtedness”). For the avoidance of doubt, the FAST Company Acquisition Indebtedness does not include any of the items listed on Part B of Schedule 4.27 or on Schedule 4.20.

4.28    Assets of FAST Companies.    The FAST Companies and their respective Subsidiaries own or have the valid right to use all of the assets reasonably necessary for the operation of their respective businesses, as currently conducted, and such ownership or valid right to use of such assets will not terminate as a result of the consummation of the Mergers.

SECTION 5

REPRESENTATIONS AND WARRANTIES OF PARENT AND THE MERGER SUBS

FACO, Parent and the Merger Subs represent and warrant to the Company as follows:

5.1    Existence and Good Standing.    Each of Parent, Company Merger Sub and FAST Merger Sub 1 is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of FAST Merger Sub 2, FAST Merger Sub 3 and FAST Merger Sub 4 is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. FAST Merger Sub 5 is a corporation duly organized, validly existing and in good standing under the laws of the State of California. FAST Merger Sub 6 is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Parent is a wholly owned Subsidiary of FACO and each Merger Sub is a wholly owned Subsidiary of Parent. The copy of the certificate of incorporation of Parent attached to this Agreement as Exhibit B and the copy of the bylaws of Parent attached to this Agreement as Exhibit C are true, complete and correct copies of such documents.

5.2    Binding Effect.    This Agreement (a) has been duly authorized and approved by all required corporate action of each of Parent and the Merger Subs, (b) has been duly executed and delivered by each of Parent and the Merger Subs and (c) constitutes the valid and binding agreement of each of Parent and the Merger Subs enforceable against each of Parent and the Merger Subs in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws and equitable principles relating to or affecting the rights of creditors generally from time to time in effect.

5.3    Non-Contravention.    The execution, delivery and performance by each of Parent and the Merger Subs of this Agreement and the consummation by each of Parent and the Merger Subs of the transactions contemplated hereby do not and will not contravene or conflict with the certificate of incorporation or bylaws of Parent or any Merger Sub.

5.4    No Business Activities.    No Merger Sub is a party to any material agreements other than this Agreement or has conducted any activities other than in connection with its organization, the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby. No Merger Sub has any Subsidiaries.

SECTION 6

TRANSACTIONS PRIOR TO THE EFFECTIVE TIME

6.1    Conduct of the Business of the Company Prior to Closing.    During the period from the date of this Agreement to the Effective Time, the Company shall and shall cause its Subsidiaries to: (x) conduct their respective operations only according to the ordinary and usual course of business, accurately maintain their books and records in the manner required by applicable law, maintain their accounting and other financial records in accordance with applicable accounting requirements, published rules and regulations of the SEC with respect thereto and GAAP, and use reasonable efforts to preserve intact their business organizations, keep available the services of their officers and employees (without having any obligation to provide retention packages) and maintain existing relationships with licensors, suppliers, distributors, customers, landlords, employees, agents and others having business relationships with them; (y) confer with FACO concerning operational matters of a material nature (including the cancellation or waiver of any claim or right in excess of $50,000) and (z) report periodically to FACO concerning the business, operations and finances of the Company and its Subsidiaries. Notwithstanding the immediately preceding sentence, prior to the Effective Time, except as may be first approved in writing by FACO or as is otherwise permitted or required by this Agreement, the Company shall and the Company shall cause each of its Subsidiaries to: (a) other than a Permitted Reverse Stock Split, refrain from amending or modifying their respective articles or certificates of incorporation and bylaws from their respective forms on the date of this Agreement, (b) refrain from paying any bonuses other than bonuses in the Ordinary Course (except only to the extent that the Company or a Subsidiary thereof has expressly agreed and is bound as of the date of this Agreement to pay such bonuses) and increasing any salaries or other compensation to any director, officer, employee or stockholder and entering into any employment, severance or similar agreement with any director, officer or employee (except the hiring of employees who are not officers or directors in the Ordinary Course), (c) refrain from adopting, amending or increasing any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any of their respective, directors, officers or employees, except for adoptions and increases of bonus plans in the Ordinary Course of the Company and its Subsidiaries, and as required by applicable law, (d) refrain from entering into any contract or commitment except contracts and commitments in the Ordinary Course, (e) refrain from increasing their indebtedness for borrowed money, except borrowings in the Ordinary Course under existing or replacement lines of credit, provided that such borrowings, together with all indebtedness for borrowed money existing as of the date hereof, shall not exceed $6,800,000 in the aggregate, (f) refrain from canceling or waiving any claim or right of substantial value which individually or in the aggregate is material, (g) refrain from declaring or paying any dividends in respect of their respective capital stock or redeeming, purchasing or otherwise acquiring any of their respective securities, other than repurchases of stock from employees upon termination of employment (to the extent that the Company or a Subsidiary thereof has expressly agreed and is bound as of the date of this Agreement to do so), (h) refrain from making any material change in accounting methods or practices, except as required by law, the SEC or GAAP, (i) except as contemplated by Section 9.8, refrain from selling any shares of capital stock or any other securities, as the case may be, or issuing any securities convertible into, or options, warrants or rights to purchase or subscribe to, or entering into any arrangement or contract with respect to the issue and sale of, any shares of their respective capital stock or any other securities, or re-pricing any existing options, warrants or rights to purchase any shares of their respective capital stock, or making any other changes in their respective capital structures, except such issuances or sales of securities which either the Company or any of its Subsidiaries is already obligated to make as of the date of this Agreement and which are disclosed to FACO and grants of stock options to non-executive employees of the Company and its Subsidiaries in the Ordinary Course; provided that the Company may issue warrants to purchase in the aggregate not more than 100,000 shares of its common stock (which number shall be adjusted to reflect any stock split or combination with respect to the Company’s common stock that occurs after the date of this Agreement) in connection with refinancing its existing lines of credit, (j) refrain from selling, leasing or otherwise disposing of any asset or property other than in the Ordinary Course, (k) refrain from making any capital expenditure (except to the extent that the Company or a Subsidiary thereof has expressly agreed and is bound as of the date of this Agreement to make such capital expenditure) or commitment therefor, except in the Ordinary Course, (l) refrain from writing off as uncollectible any notes or accounts receivable, except write-offs in the Ordinary Course, none of which individually or in the aggregate is material, (m) refrain from taking any action that could reasonably be expected to result in (i) any of the representations and warranties of the Company set forth in this Agreement becoming untrue or (ii) except as otherwise permitted by Section 6.4 or 10.1, any of the conditions to the Mergers set forth in Section 7 not being satisfied, (n) use reasonable best efforts to refrain from taking any action outside the Ordinary Course that would reasonably be expected to (i) delay the filing of the definitive Proxy Statement/Prospectus or require the amendment of the definitive Proxy Statement/Prospectus after being filed or (ii) delay the effectiveness of the Registration Statement or require a post-effective amendment to the Registration Statement and (o) refrain from agreeing to do any of the foregoing.

6.2    Conduct of the Business of the FAST Companies Prior to Closing.    During the period from the date of this Agreement to the Effective Time, FACO shall cause the FAST Companies and their respective Subsidiaries to accurately maintain their books and records in the manner required by applicable law, maintain their accounting and other financial records in accordance with applicable accounting requirements, published rules of the SEC and GAAP, collect their receivables in the Ordinary Course, pay their payables in the Ordinary Course and use reasonable efforts to preserve intact their business organizations, keep available the services of their officers and employees (without having any obligation to provide retention packages) and maintain existing relationships with licensors, suppliers, distributors, customers, landlords, employees, agents and others having business relationships with them. Notwithstanding the immediately preceding sentence, prior to the Effective

Time, except as may be first approved in writing by the Company or as is otherwise permitted or required by this Agreement, FACO shall cause the FAST Companies and each of their respective Subsidiaries (to the extent such FAST Company or Subsidiary thereof is a Subsidiary of FACO) to: (a) refrain from amending or modifying their respective articles or certificates of incorporation and bylaws from their respective forms on the date of this Agreement, (b) refrain from making any material change in accounting methods or practices, except as required by law, the SEC or GAAP, (c) refrain from selling any shares of capital stock or any other securities, as the case may be, or issuing any securities convertible into, or options, warrants or rights to purchase or subscribe to, or entering into any arrangement or contract with respect to the issue and sale of, any shares of their respective capital stock or any other securities, or making any other changes in their respective capital structures, except such issuances or sales of securities which either a FAST Company or a Subsidiary thereof is already obligated to make as of the date of this Agreement and which are disclosed to the Company, (d) refrain from taking any action that could reasonably be expected to result in (i) any of the representations and warranties of FACO set forth in this Agreement becoming untrue or (ii) any of the conditions to the Mergers set forth in Section 7 not being satisfied, (e) use reasonable best efforts to refrain from taking any action outside the Ordinary Course that would reasonably be expected to (i) delay the filing of the definitive Proxy Statement/Prospectus or require the amendment of the definitive Proxy Statement/Prospectus after being filed or (ii) delay the effectiveness of the Registration Statement or require a post-effective amendment to the Registration Statement, (f) refrain from engaging in any transaction with FACO or any of its affiliates (other than the FAST Companies and their respective Subsidiaries) other than in the Ordinary Course or as contemplated by this Agreement and (g) refrain from agreeing to do any of the foregoing.

6.3    Review of the Company and the FAST Companies; Confidentiality.

(a)  FACO may, prior to the Closing Date, directly or through its representatives, review the properties, books and records of the Company and its Subsidiaries and their financial and legal condition to the extent FACO deems necessary or advisable to familiarize itself with such properties and other matters; such review shall not, however, affect the representations and warranties made by the Company in this Agreement or the remedies of FACO for breaches of those representations and warranties. The Company shall, and shall cause the Subsidiaries of the Company to, permit FACO and its representatives to have, after the date of execution of this Agreement, reasonable access, during normal business hours and upon reasonable advance notice, to the premises, to the officers, management, employees and representatives and to all the books and records of the Company and its Subsidiaries and to cause the officers of the Company and its Subsidiaries to furnish FACO, subject to compliance by the Company with all applicable restrictions imposed by law, rule, regulation or court order and subject to compliance by FACO and its representatives with the restrictions contained in any confidentiality agreement entered into by FACO and the Company, with such financial and operating data and other information with respect to the business and properties of the Company as FACO shall from time to time reasonably request.

(b)  The Company may, prior to the Closing Date, directly or through its representatives, review the properties, books and records of the FAST Companies and their respective Subsidiaries and their financial and legal condition to the extent the Company deems necessary or advisable to familiarize itself with such properties and other matters; such review shall not, however, affect the representations and warranties made by FACO in this Agreement or the remedies of the Company for breaches of those representations and warranties. FACO shall, and shall cause the FAST Companies and their respective Subsidiaries to, permit the Company and its representatives to have, after the date of execution of this Agreement, reasonable access, during normal business hours and upon reasonable advance notice, to the premises, to the officers, management, employees and representatives and to all the books and records of the FAST Companies and their respective Subsidiaries and to cause the officers of the Companies and their respective Subsidiaries to furnish the Company, subject to compliance by the FAST Companies and their respective Subsidiaries with all applicable restrictions imposed by law, rule, regulation or court order and subject to compliance by the Company and its representatives with the restrictions contained in any confidentiality agreement entered into by FACO and the Company, with such financial and operating data and other information with respect to the business and properties of the Companies and their respective Subsidiaries as the Company shall from time to time reasonably request.

(c)  In the event of termination of this Agreement:

(i)  FACO shall keep confidential and shall not use or exploit in its business, and shall cause each of the FAST Companies to keep confidential and not to use or exploit in their respective businesses, any material information obtained from the Company and its Subsidiaries concerning the Company’s and its Subsidiaries’ properties, operations and business (unless readily ascertainable from public or published information or trade sources) until the same ceases to be material (or becomes so ascertainable) and, at the request of the Company, shall return to the Company and its Subsidiaries or destroy all copies of any schedules, statements, documents or other written information obtained in connection therewith, including any materials prepared by FACO, its Subsidiaries or its representatives (except for work product encompassed by the attorney-client privilege) containing any such confidential information, except to the extent that such materials contain information confidential to FACO, in which case such materials shall not be returned, but destroyed;

(ii)  the Company shall keep confidential and shall not use or exploit in its business, and shall cause each of the its Subsidiaries to keep confidential and not to use or exploit in their respective businesses, any material information obtained from FACO and its Subsidiaries concerning FACO’s and its Subsidiaries’ properties, operations and business (unless readily ascertainable from public or published information or trade sources) until the same ceases to be material (or becomes so ascertainable) and, at the request of FACO, shall return to FACO and its Subsidiaries or destroy all copies of any schedules, statements, documents or other written information obtained in connection therewith, including any materials prepared by the Company, its Subsidiaries or its representatives (except for work product encompassed by the attorney-client privilege) containing any such confidential information, except to the extent that such materials contain information confidential to the Company, in which case such materials shall not be returned, but destroyed; and

(iii)  the Confidentiality Agreement shall remain in full force and effect.

6.4    Exclusive Dealing.    Prior to the termination of this Agreement, the Company shall not, and shall not permit any of its Subsidiaries to, and the Company and its Subsidiaries shall not authorize or permit any officer, director or employee of, or any financial advisor, attorney, accountant or other advisor or representative retained by, the Company or any of its Subsidiaries to, solicit, initiate, knowingly encourage or facilitate the submission of proposals or offers relating to a Takeover Proposal or endorse or enter into any agreement with respect to, any Takeover Proposal. The Company shall promptly advise FACO orally and in writing of any Takeover Proposal or any inquiries or discussions with respect thereto and shall promptly, but in any event within two Business Days of receipt, furnish to FACO a copy of any such written proposal or a written summary of the material terms of any such oral proposal. Neither the Board of Directors of the Company nor any committee thereof shall (a) withdraw or modify, or propose to withdraw or modify, in a manner adverse to FACO the approval or recommendation by the Board of Directors of the Company of the Mergers or this Agreement or (b) approve or recommend, or propose to approve or recommend, any Takeover Proposal or any other acquisition of outstanding Company Common Stock other than pursuant to the Mergers or this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall prevent the Board of Directors of the Company from (i) furnishing information pursuant to appropriate terms of confidentiality concerning the Company and its business, properties or assets to a Person who has indicated, without any solicitation by the Company or any Subsidiary or representative thereof after the date of this Agreement, an interest in making a Takeover Proposal, (ii) engaging in discussions or negotiations with such unsolicited Person, (iii) following receipt of a Takeover Proposal from an unsolicited Person, taking and disclosing to its shareholders a position contemplated by Rule 14e-2(a) under the Exchange Act or otherwise making disclosure to its shareholders, (iv) following receipt of a Takeover Proposal from an unsolicited Person, failing to make or withdrawing or modifying its recommendation and/or declaration of advisability of the Mergers and/or adoption of this Agreement, and to the extent it does so, the Company may refrain from calling, providing notice of and/or holding the Company Shareholders Meeting to adopt this Agreement and from soliciting proxies or consents to secure the vote of its shareholders to adopt this Agreement, (v) waiving the provisions of any confidentiality and/or standstill agreement to which the Company is a party, (vi) taking any action required to be taken by any non-appealable, final order of a court of competent jurisdiction and/or (vii) making any disclosure or filing required by applicable law (including Delaware state law and the rules and regulations promulgated under the federal securities laws), stock exchange rules or the rules, regulations or order of any Governmental Entity (including the SEC), but in each case referred to in the foregoing clauses (i) through (v) only to the extent that the Board of Directors of the Company shall have concluded in good faith after consulting with its outside legal counsel and financial advisor that the failure to take such action would be inconsistent with the discharge of its fiduciary duties to the shareholders of the Company under applicable law.

6.5    Best Efforts.    Until such time as this Agreement is terminated pursuant to Section 10.1, each of the Company and FACO shall, the Company shall cause each of its Subsidiaries to and FACO shall cause the FAST Companies and their respective Subsidiaries to, cooperate and use their respective best efforts to take, or cause to be taken, all appropriate action, and to make, or cause to be made, all filings necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement as soon as practicable, including their respective best efforts to obtain, prior to the Effective Time, all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and parties to contracts with the Company or any Subsidiary thereof, FACO or any FAST Company or any Subsidiary thereof as are necessary for consummation of the transactions contemplated by this Agreement and to fulfill the conditions to the Mergers; provided, however, that in order to obtain any such consent, approval or authorization no (a) loan agreement or contract for borrowed money shall be repaid except as currently required by its terms, in whole or in part, (b) contract shall be amended to increase the amount payable thereunder or otherwise to be more burdensome to the Company or FACO and (c) Party shall, and no Party shall be required to, commit to any divestiture transaction, agree to sell or hold separate or agree to license to such Party’s competitors, before or after the Effective Time, any of FACO’s, the Company’s or their respective Subsidiaries’ businesses, product lines, properties, data or assets, or agree to any changes or restrictions in the operation of such businesses, product lines, properties, data or assets.

6.6    Promissory Note.    The Parties contemplate that FACO will advance to the Company up to $1,400,000 pursuant to the Promissory Note, which Promissory Note shall be secured pursuant to the terms of a security agreement executed by the Company in substantially the form of Exhibit D-2 hereto (the “Security Agreement”). The Parties acknowledge and agree that prior to the execution and delivery of the Promissory Note and the Security Agreement, the Company must obtain the approval of Comerica Bank. FACO and the Company shall use commercially reasonable efforts to obtain such approval on or before 5:00 p.m., Los Angeles time, on December 27, 2002. In this regard, FACO will agree to enter into a subordination agreement for the benefit of Comerica Bank consistent with the form of subordination agreement prepared by FACO and provided to the Company prior to the date hereof.

SECTION 7

CONDITIONS PRECEDENT TO MERGER

7.1    Conditions Precedent to Obligations of FACO and the Company.    The respective obligations of FACO and the Company to effect (and to cause Parent and the Merger Subs to effect) the Mergers are subject to the satisfaction or waiver (subject to applicable law) at or prior to the Closing Date of each of the following conditions:

(a)  Approval of the Company’s Shareholders.    This Agreement and the transactions contemplated hereby, including the Mergers, shall have been approved and adopted by the requisite vote of the shareholders of the Company in accordance with applicable law and the Company’s certificate of incorporation and bylaws.

(b)  HSR Act.    Any waiting period (and any extension thereof) under the HSR Act applicable to the Mergers shall have expired or been terminated.

(c)  Statutes; Governmental Approvals.    No statute, rule, regulation, executive order, decree or order of any kind shall have been enacted, entered, promulgated or enforced by any court or governmental authority which prohibits the consummation of the Mergers; all governmental and other consents and approvals, if any, disclosed on any Schedule or necessary to permit the consummation of the transactions contemplated by this Agreement shall have been received.

(d)  No Litigation.    No temporary or preliminary or permanent injunction or other order issued by a court or other government body or by any public authority to restrain or prohibit or restraining or prohibiting the consummation of the Mergers shall be in effect.

(e)  Securities Matters.    The SEC shall have declared effective the Registration Statement. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued by the SEC and no proceeding for that purpose, and no similar proceeding in respect of the Proxy Statement/Prospectus, shall have been initiated or threatened by the SEC. All requests for additional information on the part of the SEC shall have been complied with to the reasonable satisfaction of the Parties.

(f)    Listing.    The Parent Class A Stock to be delivered hereunder shall have been listed for quotation on the Nasdaq National Market, subject only to official notice of issuance.

7.2    Conditions Precedent to Obligations of FACO.    The obligations of FACO to effect (and to cause Parent and the Merger Subs to effect) the Mergers are also subject to the satisfaction or waiver, at or prior to the Closing Date, of each of the following conditions:

(a)  Truth of Representations and Warranties.    The representations and warranties of the Company contained herein (other than those contained in the last sentence of Section 3.5) shall be true and accurate in all material respects, in each case at and as of the date of this Agreement and as of the Closing Date (except to the extent a representation or warranty speaks specifically as of an earlier or later date and without regard to materiality qualifiers contained in individual representations and warranties). The representations and warranties of the Company contained in the last sentence of Section 3.5 shall be true and accurate in all respects, in each case at and as of the date of this Agreement and as of the Closing Date.

(b)  Performance of Agreements.    All of the agreements of the Company to be performed prior to the Closing pursuant to the terms of this Agreement shall have been duly performed in all material respects as of the Closing Date.

(c)  Good Standing and Other Certificates.    As of the Closing Date, the Company shall have delivered to FACO (i) a certificate from the Chief Executive Officer of the Company, dated the Closing Date, in the form attached as Exhibit E, (ii) copies of the Company’s certificate of incorporation including all amendments thereto, certified by the Secretary of State of Delaware, (iii) a certificate from the Secretary of State or other appropriate official of the Company’s jurisdiction of incorporation to the effect that the Company is in good standing in such jurisdiction and listing all charter documents of the Company on file, (iv) a certificate from the Secretary of State or other appropriate official in each State in which the Company is qualified to do business to the effect that the Company is in good standing in such State, (v) a certificate as to the tax status of the Company from the appropriate official in its jurisdiction of incorporation and (vi) a copy of the bylaws of the Company, certified by the Secretary of the Company as being true and correct and in effect on the Closing Date.

(d)  Change In Law.    As of the Closing Date, no law, regulation, interpretation, opinion, order, judgment or decree of any kind (including any privacy, data protection, publicity, advertising or similar federal, state or local law) shall have been enacted, entered, promulgated, issued, amended or enforced by any court or Governmental Entity, and no change shall have occurred, which would reasonably be expected to materially and adversely affect the business, operations, assets, liabilities, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, except any such law, regulation, interpretation, opinion, order, judgment or decree that would affect the United States economy generally without disproportionately affecting the industries in which the Company and its Subsidiaries compete.

(e)  Bankruptcy Proceedings.    The Company shall not have commenced a voluntary case concerning itself under Title 11 of the United States Code, as now or hereafter in effect, or any successor thereto, and an involuntary case thereunder shall not have been commenced against the Company which involuntary case is not dismissed prior to the Closing Date.

(f)  Proceedings.    As of the Closing Date, the Company shall have delivered to FACO certified copies of resolutions duly adopted by the Company’s Board of Directors and shareholders, approving the Mergers and authorizing the transactions contemplated hereby, and such other or additional instruments, consents, waivers, approvals, endorsements and documents as FACO reasonably deems necessary to enable the Mergers to be consummated as provided in this Agreement. All other proceedings in connection with the Mergers and the other transactions contemplated hereby, and all instruments, consents, waiver, approvals, endorsements and documents referred to hereunder or otherwise incident to such transactions, shall have been obtained and be reasonably satisfactory in form and substance to FACO and its counsel.

(g)  Resignation of Directors and Officers.    All of the directors of the Company and its Subsidiary and such officers of the Company and its Subsidiary as FACO shall designate in writing to the Company not less than five Business Days prior to the Closing Date shall have resigned effective as of the Closing Date and FACO shall have received written evidence thereof.

(h)  Tax Opinion.    FACO shall have received a written opinion from White & Case LLP, counsel to FACO, dated as of the Closing Date, in form and substance reasonably satisfactory to FACO, substantially to the effect that each of the Mergers other than the Company Merger will constitute a “reorganization” within the meaning of Section 368(a) of the Code.

(i)  PRSI Settlement.    The Company shall not have failed to comply with any of its obligations under Section 9.8.

7.3    Conditions Precedent to Obligation of the Company.    The obligation of the Company to effect the Mergers is also subject to the satisfaction or waiver, at or prior to the Closing Date, of each of the following conditions:

(a)  Good Standing and Other Certificates.    As of the Closing Date FACO shall have delivered, or caused to be delivered, to the Company (i) a certificate from each of the Presidents or Chief Executive Officers of FACO, Parent, each Merger Sub and each FAST Company, dated the Closing Date, in the form of Exhibit F, (ii) copies of the articles or certificate of incorporation of FACO and each FAST Company, respectively, including all amendments thereto, certified by the Secretary of State or other appropriate official of such Person’s jurisdiction of incorporation, (iii) a certificate from the Secretary of State or other appropriate official of jurisdiction of incorporation of FACO, Parent, each Merger Sub and each FAST Company to the effect that each such Person is in good standing in such jurisdiction, and listing all charter documents of FACO, Parent, each Merger Sub and each FAST Company on file, (iv) a certificate as to the tax status of each of Parent, the Merger Subs and the FAST Companies from the appropriate official in its jurisdiction of incorporation or formation and (v) a copy of the bylaws of each of the FAST Companies, certified by the Secretary of such FAST Company as being true and correct and in effect on the Closing Date.

(b)  Truth of Representations and Warranties.    The representations and warranties of FACO contained herein shall be true and accurate in all material respects, in each case at and as of the date of this Agreement and as of the Closing Date (except to the extent a representation or warranty speaks specifically as of an earlier or later date and without regard to materiality qualifiers contained in individual representations and warranties).

(c)  Performance of Agreements.    All of the agreements of FACO to be performed prior to the Closing pursuant to the terms of this Agreement shall have been duly performed in all material respects.

(d)  Bankruptcy Proceedings.    No FAST Company shall have commenced a voluntary case concerning itself under Title 11 of the United States Code, as now or hereafter in effect, or any successor thereto, and an involuntary case thereunder shall not have been commenced against any FAST Company which involuntary case is not dismissed prior to the Closing Date.

(e)  Proceedings.    As of the Closing Date, FACO shall have delivered to the Company certified copies of resolutions duly adopted by its Board of Directors approving the Mergers and authorizing the transactions contemplated hereby, and such other or additional instruments, consents, waivers, approvals, endorsements and documents as the Company reasonably deems necessary to enable the Mergers to be consummated as provided in this Agreement. All other proceedings in connection with the Mergers and the other transactions contemplated hereby, and all instruments, consents, waiver, approvals, endorsements and documents referred to hereunder or otherwise incident to such transactions, shall have been obtained and be reasonably satisfactory in form and substance to the Company and its counsel.

(f)  Change In Law.    As of the Closing Date, no law, regulation, interpretation, opinion, order, judgment or decree of any kind (including any privacy, data protection, publicity, advertising or similar federal, state or local law) shall have been enacted, entered, promulgated, issued, amended or enforced by any court or Governmental Entity, and no change shall have occurred, which would reasonably be expected to materially and adversely affect the business, operations, assets, liabilities, financial condition or results of operations of the FAST Companies and their respective Subsidiaries, taken as a whole, except any such law, regulation, interpretation, opinion, order, judgment or decree that would affect the United States economy generally without disproportionately affecting the industries in which the FAST Companies and their respective Subsidiaries compete.

(g)  Standstill Agreement.    The standstill agreement in the form of Exhibit G shall have been executed and delivered by FACO and Parent as of the Closing Date.

(h)  Services Agreement.    The services agreement in the form of Exhibit H shall have been executed and delivered by FACO and Parent as of the Closing Date.

(i)  Tax Opinion.    The Company shall have received a written opinion from Latham & Watkins LLP, counsel to the Company, as of the Closing Date, in form and substance reasonably satisfactory to the Company and based on a certificate of FACO, Parent and Company Merger Sub in substantially the form attached to this Agreement as Exhibit I-1 and based on a certificate of the Company in substantially the form attached to this Agreement as Exhibit I-2, substantially to the effect that the Company Merger will constitute a “reorganization” within the meaning of Section 368(a) of the Code.

(j)  Parent Cash Balances.    FACO shall have complied with its obligations pursuant to Section 2.11.

SECTION 8

COVENANTS RELATING TO SECURITIES MATTERS

8.1    Proxy Statement/Prospectus; Registration Statement.    As soon as practicable following the date of this Agreement, FACO and the Company shall jointly prepare and Parent shall file with the SEC, a registration statement on Form S-4 under the Securities Act (the “Registration Statement”) covering the Parent Class A Stock to be issued in the Company Merger which will include a proxy statement/prospectus (the “Proxy Statement/Prospectus”) describing, among other things, the transactions contemplated by this Agreement. Each of FACO and the Company shall also take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified) required to be taken under state blue sky or securities laws in connection with the issuance of shares of Parent Class A Stock necessary to fulfill the transaction contemplated by this Agreement. FACO and the Company shall each furnish the other all information concerning FACO, the FAST Companies and the Company and all such other information required for use in the Proxy Statement/Prospectus and each of FACO and the Company shall take such other action as the other may reasonably request in connection with the preparation of the Proxy Statement/Prospectus. Parent shall use all commercially reasonable efforts to have or to cause the Registration Statement to become effective as promptly as practicable and shall take all action required under applicable federal or state securities laws in connection with the issuance of shares of Parent Class A Stock and shares of Parent Class B Stock in the Mergers (other than qualifying to do business in any jurisdiction in which Parent, any FAST Company or the Company is not now so qualified). If at any time prior to the Effective Time any event or information should be discovered by FACO or the Company or their respective Subsidiaries that should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement/Prospectus, the Party discovering such event or information shall promptly inform the other Parties, and to the extent required by law, Parent will promptly file an amendment or supplement with the SEC and disseminate such amendment to the Company’s shareholders.

8.2    Listing.    FACO and the Company shall prepare and Parent shall submit to Nasdaq a listing application covering the shares of Parent Class A Stock to be issued in the Company Merger and shall use their respective best efforts to cause such shares to be approved for quotation on the Nasdaq National Market prior to the Effective Time, subject to official notice of issuance. Such listing application shall be submitted to Nasdaq promptly following the filing of the Registration Statement with the SEC. In the event that Nasdaq is unwilling to approve such listing application due to the dual-class voting structure reflected in the Parent Certificate of Incorporation attached as Exhibit B, (a) FACO and the Company shall revise the Parent Certificate of Incorporation to provide for Parent to have only one class of common stock with the rights currently afforded Parent Class A Stock in the form of the Parent Certificate of Incorporation attached as Exhibit B, (b) FACO and the Company shall seek approval from Nasdaq on such basis, (c) the shares of Parent capital stock issuable to FACO pursuant to this Agreement shall be shares of the single class of common stock of Parent in lieu of Parent Class B Stock (with no adjustment made to the number of shares), and (d) all references to “Parent Class A Stock” and “Parent Class B Stock” in this Agreement and all other agreements and documents referenced in this Agreement shall be deemed thereafter to read “Parent Common Stock,” which shall be defined to mean “the Common Stock, par value $0.001, of Parent.”

SECTION 9

OTHER COVENANTS

9.1    Shareholder Approval.

(a)  In order to consummate the Mergers, the Company, acting through its Board of Directors, shall, in accordance with applicable law, and subject to Section 6.4:

(i)  furnish a copy of the Proxy Statement/Prospectus to each of its shareholders as promptly as practicable after the Registration Statement has become effective with the SEC; provided, however, that the Company shall not mail any Proxy Statement/Prospectus, or any amendment or supplement thereto, to which FACO reasonably objects;

(ii)  promptly and duly call, give notice of, convene and hold a special meeting of its shareholders (the “Company Shareholders Meeting”) for the purpose of voting upon this Agreement and the Mergers and the Company agrees that this Agreement and the Mergers shall be submitted at such Company Shareholders Meeting; provided, however, that the Company Shareholders Meeting shall not be held on a day earlier than the day that is twenty (20) Business Days after the Proxy Statement/Prospectus has been delivered to the shareholders of the Company; and

(iii)  use its reasonable best efforts to obtain the necessary approval of the Mergers by its shareholders.

(b)  FACO shall, and shall cause its Subsidiaries to, vote or cause to be voted all the shares of Company Common Stock owned of record by FACO or any Subsidiary thereof in favor of the approval of the Mergers and adoption of this Agreement. After the date hereof and prior to the termination of this Agreement, FACO shall not, and shall cause its Subsidiaries and affiliates not to, purchase, offer to purchase, or enter into any contract, agreement or understanding regarding the purchase of shares of Company Common Stock, except pursuant to the terms of this Agreement.

9.2    HSR Act.    FACO and the Company shall each, in cooperation with the other, make the required filings in connection with the transactions contemplated by this Agreement under the HSR Act with the FTC and the Antitrust Division, and shall request early termination of the waiting period with respect to such filings. As promptly as practicable from time to time after the date of this Agreement, each Party shall make all such further filings and submissions, and take such further action as may be required in connection therewith (except that no Party shall be required to commit to any divestiture transaction, agree to sell or hold separate or agree to license to such Party’s competitors any of its or its respective Subsidiaries’ businesses, product lines, properties, data or assets, or agree to any changes or restrictions in the operation of such businesses, product lines, properties, data or assets), and shall furnish the other all information in its possession necessary therefor. FACO and the Company shall each notify the other immediately upon receiving any request for additional information with respect to such filings from either the Antitrust Division or the FTC, and the Party receiving the request shall use its reasonable best efforts to comply with such request as soon as possible. Neither such Party shall withdraw any such filing or submission without the written consent of the other.

9.3    Returns.    Except as required by law and as approved in advance by FACO, the Company will, and will cause its Subsidiaries to, prepare all Returns in a manner that is consistent with the past practices of the Company or such Subsidiary, as the case may be, with respect to the treatment of items on such Returns, except to the extent that any inconsistency would not materially increase FACO’s, the Company’s or any of their respective Subsidiaries’ liability for Taxes for any period.

9.4    Directors and Officers Indemnification.

(a)  After the Effective Time, Parent will indemnify and hold harmless the present and former officers, directors, employees and agents of the Company and its Subsidiaries (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) in respect of acts or omissions occurring on or prior to the Effective Time to the extent provided under the Company’s and its Subsidiaries’ certificate of incorporation (or equivalent organizational documents) and bylaws or any indemnification agreement with the Company’s and its Subsidiaries’ officers and directors to which the Company and/or its Subsidiaries is a party, in each case in effect on the date hereof; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law.

(b)  For six years after the Effective Time, Parent will use its reasonable best efforts to procure officers’ and directors’ liability insurance in respect of acts or omissions occurring on or prior to the Effective Time covering each Indemnified Party currently covered by the Company’s and/or its Subsidiaries’ officers’ and directors’ liability insurance policy on terms substantially similar to those of such policy in effect on the date hereof (the “D&O Insurance”), provided that FACO shall not be required to cause Parent to maintain the D&O Insurance with respect to a specific officer or director if the premium for obtaining the D&O Insurance exceeds 200% of the amount per annum the Company paid in its current fiscal year (the “Premium Limit”), which amount has been disclosed to FACO. If Parent is unable to obtain the D&O Insurance required by this Section, it shall obtain as much comparable insurance as possible for an annual premium equal to the Premium Limit. In the event Parent would be required to spend in excess of the Premium Limit per year to obtain the D&O Insurance required by this Section, Parent will notify the Indemnified Parties who would be the covered thereby and permit any such Indemnified Party to pay the excess amount over the Premium Limit that may be necessary to maintain such D&O Insurance covering such Indemnified Party.

(c)  Without limitation of the foregoing, but subject to any limitation imposed from time to time under applicable law, in the event any Indemnified Party is or becomes involved in any action, proceeding or investigation in connection with any matter occurring prior to or at the Effective Time, including the transactions contemplated hereby, for which such Indemnified Party would be entitled to indemnification from Parent under Section 9.4(a), Parent will pay as incurred such Indemnified Party’s reasonable fees and expenses of counsel selected by the Indemnified Party and reasonably acceptable to Parent (including the reasonable cost of any investigation and preparation and the reasonable cost of any appeal) incurred in connection therewith.

Notwithstanding the foregoing, Parent shall not, in connection with any one action or proceeding for which it is obligated to indemnify the Indemnified Parties hereunder or separate but substantially similar actions or proceedings arising out of the same general allegations be liable for fees and expenses of more than one separate firm of attorneys (in addition to any reasonably necessary local counsel) at any time for all Indemnified Parties (except to the extent that one or more of the Indemnified Parties shall have an actual or potential conflict of interest that would make it reasonably advisable to retain separate counsel). Parent shall be entitled to participate in the defense of any such action or proceeding and counsel selected by any Indemnified Party shall, to the extent consistent with their professional responsibilities, cooperate with Parent and any counsel designated by Parent.

(d)  The covenants contained in this Section 9.4 (i) shall survive the Closing, (ii) are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their respective heirs and legal representatives and (iii) after the Closing, may not be amended without the written consent of each of the Indemnified Parties or waived with respect to any Indemnified Party without the written consent of such Indemnified Party.

9.5    Confidentiality Agreement.    The Parties agree that the Confidentiality Agreement shall be hereby amended to provide that any provision therein which in any manner would be inconsistent with this Agreement or the transactions contemplated hereby shall terminate as of the date hereof. The Parties further agree that the Confidentiality Agreement shall terminate as of the Effective Time.

9.6    Takeover Statutes.    If any Takeover Statute is or may become applicable to the Mergers, each of FACO and the Company shall take such actions as are necessary so that the Mergers and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of any Takeover Statute on the Mergers and such other transactions.

9.7    Certain Benefits Relating to Acquisition Agreements.    From and after the Effective Time, in the event that FACO or any of its affiliates (other than Parent and its Subsidiaries) is permitted to reduce or offset against any payment obligations to third parties arising from or relating to any of the agreements by which FACO or its affiliates acquired the FAST Companies and their respective Subsidiaries from any third parties, whether by merger, purchase of shares of capital stock, purchase of assets or otherwise (the “FAST Acquisition Agreements”) (including offsets or reductions against promissory notes to third parties, which promissory notes reflect payment obligations of FACO or any of its affiliates pursuant to any of the FAST Acquisition Agreements), FACO shall, and shall cause its affiliates to, contribute an amount of cash equal to such reduction or offset to Parent at the time FACO or its affiliate recognizes such reduction or offset, which recognition will be subject, for the avoidance of doubt, to the timing of any such reduced or offset payment obligation.

9.8    PRSI Settlement.    The Company agrees that if prior to the Closing it enters into or otherwise agrees to a settlement of any of its remaining obligations, contingent or otherwise pursuant to Sections 3.1 and 3.5 of the PRSI Merger Agreement (a “PRSI Settlement”), such PRSI Settlement will be effected solely by the issuance of Company Common Stock.

9.9    Release of Claims Against FAST Companies.    At the Effective Time, FACO shall release in full each of the FAST Companies and their respective Subsidiaries from any liability or obligation owed by such FAST Company or Subsidiary thereof to FACO or any of FACO’s affiliates (other than a FAST Company or a Subsidiary thereof), excluding those obligations set forth on Schedule 4.20, obligations contemplated by this Agreement and direct charges or allocations for any 401(k) matching contribution, employee benefits (including medical insurance allocations and pension expenses), payroll processing, insurance premiums and related matters.

9.10    Assumption of FAST Company Acquisition Indebtedness.    At the Effective Time, FACO shall assume all FAST Company Acquisition Indebtedness incurred prior to the Effective Time.

9.11    Tax Treatment.

(a)  The Parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code.

(b)  During the two-year period commencing on the Closing Date, except to the extent that failure to comply with the following would not prevent the Company Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code:

(i)  after the Effective Time, Parent shall not:

(A)  liquidate the Company;

(B)  merge the Company into another corporation;

(C)  sell or otherwise dispose of any Company Common Stock acquired by Parent pursuant to this Agreement, except for transfers and successive transfers of stock described in Treasury Regulation Section 1.368-2(k) or transfers or successive transfers to one or more corporations controlled (within the meaning of Section 368(c) of the Code) in each transfer by the transferor corporation at the time of transfer; or

(D)  cause the Company to sell or otherwise dispose of any of its assets or any of the assets of Company Merger Sub acquired in the Company Merger, except for (1) dispositions made in the Ordinary Course, (2) transfers and successive transfers of stock described in Treasury Regulation Section 1.368-2(k) or transfers or successive transfers to one or more corporations controlled (within the meaning of Section 368(c) of the Code) in each transfer by the transferor corporation at the time of transfer, (3) dispositions after which the Company would continue to hold, following the Effective Time, at least 90% of the fair market value of the net assets and at least 70% of the fair market value of gross assets it held immediately prior to the Effective Time and (4) transfers to partnerships that satisfy the provisions of Treasury Regulation Section 1.368-1(d)(4)(iii)(B);

(ii)  Parent shall not cause the Company, after the Effective Time, to issue additional shares of stock that would result in Parent losing control of the Company within the meaning of Section 368(c) of the Code; and

(iii)  except with respect to open-market purchases of Parent Class A Stock pursuant to a general stock repurchase program of Parent that has not been created or modified in connection with the Company Merger, following the Effective Time, neither Parent nor any Person related to Parent within the meaning of Treasury Regulation Sections 1.368-1(e)(3), (e)(4) and (e)(5) shall purchase, redeem or otherwise reacquire any Parent Class A Stock issued pursuant to this Agreement.

(c)  Unless otherwise required by applicable law, each of the Parties shall, and FACO shall cause each FAST Company to, report each of the Mergers as a reorganization within the meaning of Section 368(a) of the Code.

(d)  Each of the Parties shall cooperate and use its reasonable best efforts in order for the Company to obtain the opinions of Latham & Watkins LLP described in Section 7.3(k). In connection therewith, both Parent (together with Company Merger Sub) and the Company shall deliver to such counsel representation letters, dated and executed as of the dates of such opinions, in substantially the form attached to this Agreement as Exhibit I-1 and Exhibit I-2, respectively. In rendering such opinions, counsel shall be entitled to rely upon assumptions and representations reasonably satisfactory to such counsel, including representations set forth in such representation letters.

(e)  Each of the Parties shall cooperate and use its reasonable best efforts in order for FACO to obtain the opinion of White & Case LLP described in Section 7.2(i). In rendering such opinions, counsel shall be entitled to rely upon assumptions and representations reasonably satisfactory to such counsel, including representations set forth in such representation letters.

(f)  No provision of this Section 9.11 shall require any Party to amend this Agreement, waive any right or any breach of any representation, warranty or covenant contained herein, change the structure of any of the Mergers or otherwise modify the transactions contemplated by this Agreement.

9.12    Trademark Assignments.    As soon as practicable following the Closing, FACO shall assign to Parent the trademarks listed as owned by FACO on Item 2 of Schedule 4.15(c).

SECTION 10

TERMINATION

10.1    Events of Termination.    This Agreement may be terminated at any time prior to the Effective Time (a) by mutual written agreement of the Parties, (b) on or after the date that is 180 days after the date of this Agreement (or such later date as FACO and the Company may have agreed to in writing) by FACO, by written notice to the Company, if the conditions set forth in Section 7.1 and Section 7.2 hereof shall not have been complied with or performed in any material respect and FACO shall not have materially breached any of its representations, warranties, covenants or agreements contained herein, (c) by FACO, by written notice to the Company, if the Board of Directors of the Company shall have withdrawn or adversely modified its approval or recommendation of the Mergers, (d) on or after the date that is 180 days after the date of this Agreement (or such later date as FACO and the Company may have agreed to in writing) by the Company, by written notice to FACO, if the conditions set forth in Section 7.1 and Section 7.3 hereof shall not have been complied with or performed in any material respect and the Company shall not have materially breached any of its representations, warranties, covenants or agreements contained herein, (e) by either FACO or the Company by written notice to the other Parties if the Effective Time shall not have occurred within 30 days after the Closing Date; provided that the Party seeking to terminate under this clause (e) shall not have breached in any material respect any of its covenants and agreements contained herein which breach is the proximate cause of the failure of the Effective Time to have occurred within such 30-day period, (f) by FACO, by written notice to the Company, if the Company fails to call the Company Shareholders Meeting on or prior to the 45th day after the Registration Statement is declared effective by the SEC, (g) by the Company, by written notice to FACO, if a Takeover Proposal shall have occurred and the Board of Directors of the Company in connection therewith withdraws or modifies its approval and recommendation of this Agreement and the transactions contemplated hereby to the extent permitted by Section 6.4, (h) by either FACO or the Company, by written notice to the other, if a court of competent jurisdiction or other Governmental Entity shall have issued a final, non-appealable order, decree or ruling, or taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Mergers, (i) by either FACO or the Company, by written notice to the other, if at the Company Shareholders Meeting (including any adjournment or postponement thereof), the requisite vote of the shareholders of the Company in favor of this Agreement and the Mergers shall not have been obtained, (j) by FACO or the Company by written notice to the other Parties, if Lehman Brothers Inc., the Company’s financial advisor, withdraws its opinion referred to in Section 3.26 or otherwise notifies the Board of Directors of the Company that it may no longer rely on such opinion, (k) by the Company, by written notice to FACO delivered not later than January 3, 2003, if FACO fails to deliver to the Company, by 5:00 p.m., Los Angeles time, on December 28, 2002, copies of the financial statements for the FAST Companies required to be included in the Proxy Statement/Prospectus under the rules and regulations promulgated by the Securities and Exchange Commission (assuming the Proxy Statement/Prospectus is mailed on or prior to February 15, 2003), (l) by FACO, by written notice to the Company, if the Company shall have materially breached any of its covenants and agreements contained in this Agreement and the Company shall fail to cure such breach within 10 days after FACO gives written notice thereof to the Company; provided that the availability of such 10-day cure period shall not have the effect of extending the date referred to in clause (b) above, (m) by the Company, by written notice to FACO, if FACO shall have materially breached any of its covenants and agreements contained in this Agreement and FACO shall fail to cure such breach within 10 days after the Company gives written notice thereof to FACO; provided that the availability of such 10-day cure period shall not have the effect of extending the date referred to in clause

(d) above or (n) by the Company, if Comerica has not delivered its approval of the execution and delivery by the Company of the Promissory Note and the Security Agreement by 5:00 p.m., Los Angeles time, on December 27, 2002.

10.2    Effect of Termination.

(a)  In the event that this Agreement shall be terminated pursuant to Section 10.1, all further obligations of the Parties hereto under this Agreement (other than pursuant to Sections 6.3(c), 10.2, 12.2 and 12.5, which shall continue in full force and effect) shall terminate without further liability or obligation of any Party to any other Party hereunder; provided, however, that no Party shall be released from liability hereunder if this Agreement is terminated and the transactions contemplated hereby are abandoned by reason of (i) the willful failure of such Party to have performed its obligations hereunder and (ii) any knowing misrepresentation made by such Party regarding any matter set forth herein.

(b)  In the event that this Agreement is terminated pursuant to (i) Section 10.1(c), (f) or (g) or (ii) pursuant to Section 10.1(i) if, at the time of the Company Shareholders Meeting, a Takeover Proposal has been made and not rejected by the Company’s Board of Directors, the Company shall promptly thereafter pay to FACO the sum of $2,800,000 in cash. The Company acknowledges that the agreement contained in this Section 10.2(b) is an integral part of the transactions contemplated by this Agreement, and that, without such agreement, FACO would not enter into this Agreement; accordingly, if the Company fails to promptly pay the amount due pursuant to this Section 10.2(b), the Company shall pay to FACO all costs and expenses (including attorneys’ fees) in connection with collecting such amount, together with interest on the amount of the unpaid transaction expenses and termination fee at the prime rate in effect on the date such payment was required to be made as such rate is published in the Wall Street Journal.

SECTION 11

NONSURVIVAL OF REPRESENTATIONS AND COVENANTS

Except for covenants and agreements which, by their terms, are to be performed after the Effective Time, none of the representations, warranties, covenants and agreements of the Parties in this Agreement shall survive the Effective Time, and thereafter no Party hereto and no Subsidiary, officer, director or employee of any such Party, or any Subsidiary of such Party, shall have any liability under this Agreement with respect to any such representation, warranty or agreement except for liabilities arising from intentional fraud, willful (tortious or illegal) misconduct or criminal acts.

SECTION 12

MISCELLANEOUS

12.1    Knowledge.    Except as otherwise set forth herein, where any representation or warranty contained in this Agreement is expressly qualified by reference to the best knowledge, information and belief of (a) the Company, the Company confirms that its chief executive officer, president, principal accounting officer, general counsel and tax director has made due and diligent inquiry as to the matters that are the subject of such representations and warranties or (b) FACO or any FAST Company, FACO confirms that FACO’s or such FAST Company’s president, chief financial officer, general counsel and tax director has made due and diligent inquiry as to the matters that are the subject of such representations and warranties.

12.2    Expenses.    The Parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement and the documents described herein, including, the fees and expenses of their respective counsel, auditors and financial advisers; provided, however, that (a) following the Closing, Parent shall be obligated to reimburse FACO and its affiliates for all out-of-pocket fees and expenses incurred by any of them in connection with the negotiation and preparation of this Agreement and preparation of the Mergers and any related activities (including fees and costs of attorneys and accountants and other advisors) and (b) FACO shall be entitled to offset any reimbursement that would otherwise be owed by Parent under this Section 12.2 for fees and expenses incurred prior to the Closing against the capital contribution required to be made by FACO under Section 2.11.

12.3    Governing Law.    The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of Delaware (exclusive of conflict of laws principles) applicable to agreements executed and to be performed solely within such State.

12.4    Jurisdiction; Waiver of Jury Trial.    Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Delaware state court, or Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Delaware state court or, to the extent permitted by law, in such Federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such Delaware state or Federal court and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Delaware state or Federal court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each Party irrevocably consents to service of process in the manner provided for notices in Section 12.6; provided that nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by law.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (iii) IT MAKES SUCH WAIVERS VOLUNTARILY AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.4.

12.5    Publicity.    Except as otherwise required by law, neither FACO nor the Company shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior consent of the other to the contents and the manner of presentation and publication thereof, which consent shall not be unreasonably or untimely withheld; provided, however, that either FACO or the Company may, without the prior consent of the other, issue any such press release or other public statement as may, upon the advice of counsel, be required by law or the rules or regulations of the NYSE or the NASD, as applicable, if it has used all reasonable efforts to consult with the other.

12.6    Notices.    Any notice or other communication required or permitted under this Agreement shall be sufficiently given if delivered in person or sent by facsimile or by registered or certified mail, postage prepaid, addressed as follows:

if to FACO, Parent or any Merger Sub, to:

The First American Corporation 1 First American Way Santa Ana, California 92707
Telephone:	(714) 800-3000
Facsimile:	(714) 800-3325
Attention:	Parker S. Kennedy Kenneth D. DeGiorgio

and

Hirecheck, Inc. 805 Executive Center Drive West Suite 300 St. Petersburg, Florida 33702
Telephone:	(727) 290-1000
Facsimile:	(727) 533-0344
Attention:	John W. Long

with a copy (which shall not constitute notice) to:

White & Case LLP 633 West Fifth Street Los Angeles, California 90071
Telephone:	(213) 620-7700
Facsimile:	(213) 687-0758
Attention:	Neil W. Rust

if to the Company, to:

US SEARCH.com Inc. 5401 Beethoven Street Los Angeles, California 90066
Telephone:	(310) 302-6300
Facsimile:	(310) 578-5649
Attention:	Brent N. Cohen Richard R. Heitzmann

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP 633 West Fifth Street Los Angeles, California 90071
Telephone:	(213) 485-1234
Facsimile:	(213) 891-8763
Attention:	David M. Hernand

or such other address or number as shall be furnished in writing by any such Party, and such notice or communication shall, if properly addressed, be deemed to have been given as of the date so delivered, sent by facsimile or three Business Days after deposit into the U.S. mail postage prepaid.

12.7    Parties in Interest.    This Agreement may not be transferred, assigned, pledged or hypothecated by any Party hereto. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective heirs, executors, administrators, successors and permitted assigns.

12.8    Counterparts.    This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

12.9    Entire Agreement.    This Agreement and the other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. The Parties acknowledge and agree that there are no, and there shall not be any, oral agreements between or among any of the Parties and that for any agreement to be binding such agreement must be in a writing executed by each Party.

12.10    Amendments.    This Agreement may be amended by FACO and the Company, by action taken or authorized by their respective Board of Directors, at any time before or after approval of the matters presented in connection with the Mergers by the shareholders of the Company, but, after any such approval by such shareholders, no amendment shall be made which by law requires further approval by such shareholders without such further approval. Any such amendment may not be made orally, but only by an agreement in writing signed by the Parties.

12.11    Extension; Waiver.    At any time prior to the Effective Time, the Parties may, to the extent legally allowed, but shall not be obligated to, (a) extend the time for performance of any of the obligations or other acts of the other parties hereto contained here, (b) waive any inaccuracies in the representations and warranties of the other Parties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions of the other Parties contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party.

12.12    Severability.    In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

12.13    Third Party Beneficiaries.    Except as expressly provided herein, each Party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the Parties hereto.

*        *        *

IN WITNESS WHEREOF, each of the Parties has caused its corporate name to be hereunto subscribed by its officer thereunto duly authorized, all as of the day and year first above written.

THE FIRST AMERICAN CORPORATION

By:	/s/ KENNETH D. DEGIORGIO
Name: Kenneth D. Degiorgio Title: Vice President

US SEARCH.COM INC.

By:	/s/ BRENT N. COHEN
Name: Brent N. Cohen Title: Chief Executive Officer

FIRST ADVANTAGE CORPORATION

By:	/s/ KENNETH D. DEGIORGIO
Name: Kenneth D. Degiorgio Title: Vice President

STOCKHOLM SEVEN MERGER CORP.

By:	/s/ KENNETH D. DEGIORGIO
Name: Kenneth D. Degiorgio Title: Vice President

ANNEX B

LEHMAN BROTHERS

December 13, 2002

Board of Directors
US Search.com Inc.
5401 Beethoven Street
Los Angeles, CA 90066

Members of the Board:

We understand that US Search.com Inc (the “Company”) proposes to enter into an Agreement and Plan of Merger (the “Agreement”) with The First American Corporation (“FACO”) and Stockholm Seven Merger Corp., pursuant to which the Company and the subsidiaries (the “FAST Companies”) of FACO comprising FACO’s Screening Technologies division (known as “FAST”) will merge into a newly-formed company, First Advantage Corporation (“Parent”) and, upon the effectiveness of such merger, (i) each share of common stock of the Company will be converted into the right to receive 0.04 of a share of Parent Class A Common Stock (the “Exchange Ratio”), and (ii) the outstanding shares of capital stock of each of the FAST Companies shall be converted into the right to receive Parent Class B Stock in an amount equal to four times the number of shares of Parent Class A Stock to be issued in the Proposed Transaction, plus an additional amount of Parent Class B Stock based on adjustment factors described in the Agreement (the “Proposed Transaction”). The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement.

We have been requested by the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the shareholders of the Company of the Exchange Ratio to be received by such shareholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company’s underlying business decision to proceed with or effect the Proposed Transaction.

In arriving at our opinion, we reviewed and analyzed: (1) the Agreement and the specific terms of the Proposed Transaction, (2) publicly available information concerning the Company that we believe to be relevant to our analysis, including the Company’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2001 and 2000, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002, (3) financial and operating information with respect to the business, operations and prospects of the Company and FAST furnished to us by the Company and FAST, respectively, including unaudited historical financial statements for each of the FAST Companies for varying periods between January 1, 2000 and September 30, 2002 provided to us by FAST, and unaudited pro forma combined financial statements for the fiscal year ending December 31, 2001 and nine months ending September 30, 2002 (collectively the “FAST Unaudited Financials”) and the financial projections for the Company and each of the FAST Companies prepared by the managements of the Company and FAST, respectively, (4) a trading history of the Company’s common stock from June 25, 1999 to the present and a comparison of that trading history with those of other companies that we deemed relevant, (5) a comparison of the historical financial results and present financial condition of the Company and FAST with those of other companies that we deemed relevant, (6) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other transactions that we deemed relevant, (7) the relative contributions of the Company and FAST to the historical and future financial performance of the combined company on a pro forma basis, (8) the Company’s near term liquidity requirements and the ability of the Company to meet those requirements in the absence of the Proposed Transaction, (9) the results of our informal efforts to solicit interest from third parties with respect to an acquisition of the Company, and (10) the pro forma impact of the Proposed Transaction on the current and future financial position of the

B-1

Parent. In addition, we have had discussions with the management of the Company and FAST concerning their respective businesses, operations, assets, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without assuming any responsibility for independent verification of such information and have further relied upon the assurances of management of the Company and FAST that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the financial projections of the Company and FAST, upon advice of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company and FAST, respectively, as to the future financial performance of the Company and FAST. However, for the purpose of our analysis, we also have considered certain somewhat more conservative assumptions and estimates which resulted in certain adjustments to the projections of both the Company and FAST. We have discussed these adjusted projections with the management of the Company and they have agreed with the appropriateness of the use of such adjusted projections in performing our analysis. Upon the advice of the Company and FAST, we have assumed that the FAST Unaudited Financials materially reflect the financial performance of FAST and will be substantially similar to the results reflected in the audited financials for the FAST Companies. In arriving at our opinion, we have conducted only a limited physical inspection of the properties and facilities of the Company and FAST and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company and FAST. In addition, you have not authorized us to formally solicit, and we have not so solicited, any indications of interest from any third party with respect to the purchase of all or a part of the Company’s business. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter.

In addition, we express no opinion as to the prices at which shares of Parent’s common stock will trade following consummation of the Proposed Transaction, and this opinion should not be viewed as providing any assurance that the market value of the shares of Parent common stock after consummation of the Proposed Transaction will be in excess of the market value of such shares at any time prior to announcement or consummation of the Proposed Transaction.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the Exchange Ratio to be received by the shareholders of the Company is fair to such shareholders.

We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive a fee for our services which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion. In addition, with your consent, we are also acting as financial advisor to FACO in connection with the Proposed Transaction and will be paid a fee for such services which also is contingent upon the consummation of the Proposed Transaction. In the ordinary course of our business, we may trade in the equity securities of the Company and FACO for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

This opinion is for the use and benefit of the Board of Directors of the Company and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction.

Very truly yours,

/s/    LEHMAN BROTHERS

B-2

ANNEX C

VOTING AGREEMENT

VOTING AGREEMENT, dated as of December 13, 2002 (as the same may be amended, modified and waived from time to time, this “Agreement”), by and between THE FIRST AMERICAN CORPORATION, a California corporation (“FACO”), and PEQUOT PRIVATE EQUITY FUND II, L.P., a Delaware limited partnership (“Pequot”). Capitalized terms used, but not otherwise defined, herein shall have the meanings given them in the Merger Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, concurrently with the execution and delivery of this Agreement, FACO, US SEARCH.com Inc., a Delaware corporation (the “Company”), First Advantage Corporation, a Delaware corporation and a wholly-owned subsidiary of FACO (“Parent”), and Stockholm Seven Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Parent, are entering into that certain Agreement and Plan of Merger (as the same may be amended, modified and waived from time to time, the “Merger Agreement”), pursuant to which, among other things, a wholly-owned subsidiary of Parent will merge with and into the Company (such merger, the “Company Merger”) on the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as a condition to, and in consideration for, FACO’s willingness to enter into the Merger Agreement and to consummate the transactions contemplated thereby, FACO has required that Pequot enter into this Agreement; and

WHEREAS, Pequot and certain of its affiliates collectively own an aggregate of 52,529,702 shares of Company Common Stock (together with any shares of Company Common Stock that may be acquired by Pequot or any affiliate thereof after the date of this Agreement, the “Shares”);

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    Agreements.

(a)    Voting Agreement.  Pequot shall, with respect to any meeting of the holders of Company Common Stock (including, without limitation, the Company Shareholders Meeting), however such meeting is called and regardless of whether such meeting is a special or annual meeting of the shareholders of the Company (a “Meeting of Company Shareholders”), or in connection with any written consent of the shareholders of the Company (a “Written Consent”), (i) take such actions as are necessary to vote or cause to be voted, in person or by proxy, all of the Shares in favor of the Company Merger, the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions reasonably required in furtherance thereof and hereof (collectively, the “Merger Proposal”) and (ii) not vote or cause or permit to be voted any of the Shares in favor of any Takeover Proposal or any other action or agreement that would in any manner impede, frustrate, prevent or nullify any of the transactions contemplated by the Merger Agreement, including, without limitation, the Company Merger, or result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which would result in any of the conditions to the Company’s or FACO’s obligations under the Merger Agreement not being fulfilled.

(b)    No Inconsistent Arrangements.  Unless specifically required by court order or by operation of law, in which case the transferee shall agree to be bound hereby, Pequot hereby covenants and agrees, severally and not jointly and solely as to itself, that Pequot shall not (i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition) or consent to any transfer of, any or all of the Shares, or any interest therein if such transfer would result in Pequot no longer having the power to vote or cause to be voted the Shares on the Merger Proposal (pursuant to Section 1(a) hereof), (ii) enter into any contract, option or other agreement or understanding with respect to any such transfer of any or all of the Shares, or any interest therein if the entering into or performance of any such contract, option or other agreement or understanding would result in Pequot no longer having the power to vote or cause to be voted the Shares on the Merger Proposal (pursuant to Section 1(a) hereof), (iii) grant any proxy, power-of-attorney or other authorization in or with respect to the Shares (other than for the purpose of fulfilling the terms of this Agreement), (iv) deposit the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares, other than pursuant to this Agreement, or (v) take any other action that would in any way restrict, limit or interfere in any material respect with the performance of Pequot’s obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

(c)    No Solicitation.  Pequot hereby agrees, solely in its capacity as a shareholder of the Company, that Pequot shall not (and Pequot shall use reasonable efforts to cause its representatives and agents, including, but not limited to, investment bankers, attorneys and accountants, not to), directly or indirectly, knowingly encourage, solicit, participate in or initiate discussions or negotiations with, or provide any information to, any Person (other than FACO or any of its affiliates or representatives) concerning any Takeover Proposal.

(d)    Reasonable Best Efforts.  Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement and the Merger Agreement.

2.    Representations and Warranties.

(a)    Pequot hereby represents and warrants to FACO as follows:

(i)    Ownership of Securities.  On the date hereof, Pequot is the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of the Shares, which Shares constitute greater than 50% of the total voting power of the Company. Pequot has the sole power to vote with respect to the matters set forth in Section 1 hereof, sole power of disposition, sole power of conversion, sole power (if any) to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

(ii)    Power; Binding Agreement.  Pequot has the organizational power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by Pequot will not violate any agreement to which Pequot is a party including, without limitation, any voting agreement, proxy arrangement, pledge agreement, shareholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by Pequot and constitutes a valid and binding agreement of Pequot, enforceable against Pequot in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws, and subject to general equitable principles and to limitations on availability of equitable relief, including specific performance. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which Pequot is a trustee whose consent is required for the execution and delivery of this Agreement or the compliance by Pequot with the terms hereof.

(iii)    No Conflicts.  No filing with, and no permit, authorization, consent or approval of, any Governmental Entity is required for the execution of this Agreement by Pequot and the consummation by Pequot of the transactions contemplated hereby, and none of the execution and delivery of this

Agreement by Pequot, the consummation by Pequot of the transactions contemplated hereby or compliance by Pequot with any of the provisions hereof shall (A) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Pequot is a party or by which Pequot or any of its properties or assets may be bound or (B) violate any order, writ, injunction, decree, judgment, order, statute, arbitration award, rule or regulation applicable to Pequot or any of its properties or assets, other than, in each case, any such violations or defaults which, individually or in the aggregate, do not impair the ability of Pequot to perform its obligations hereunder.

(b)    FACO hereby represents and warrants to Pequot as follows:

(i)    Power; Binding Agreement.  FACO has the corporate power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by FACO will not violate any agreement to which FACO is a party. This Agreement has been duly and validly executed and delivered by FACO and constitutes a valid and binding agreement of FACO, enforceable against FACO in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws, and subject to general equitable principles and to limitations on availability of equitable relief, including specific performance.

(ii)    No Conflicts.  No filing with, and no permit, authorization, consent or approval of, any Governmental Entity is required for the execution of this Agreement by FACO and the consummation by FACO of the transactions contemplated hereby, and none of the execution and delivery of this Agreement by FACO, the consummation by FACO of the transactions contemplated hereby or compliance by FACO with any of the provisions hereof shall (A) conflict with or result in any breach of any organizational documents applicable to FACO, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any material note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which FACO is a party or by which FACO or any of its properties or assets may be bound or (C) violate any order, writ, injunction, decree, judgment, order, statute, arbitration award, rule or regulation applicable to FACO or any of its properties or assets, other than, in each case, any such violations or defaults which, individually or in the aggregate, do not impair the ability of FACO to perform its obligations hereunder.

3.    Stop Transfer.  Pequot shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares, unless such transfer is made in compliance with Section 2.4 of the Merger Agreement. In the event of any dividend or distribution, or any change in the capital structure of the Company by reason of any non-cash dividend, split-up, reverse split, recapitalization, combination, exchange of securities or the like, the term “Shares” shall refer to and include Pequot’s Shares as well as all such dividends and distributions of securities and any securities into which or for which any or all the Shares may be changed, exchanged, converted or combined.

4.    Termination.  This Agreement and the covenants, representations and warranties and agreements contained herein or granted pursuant hereto shall terminate upon the earlier to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the consummation of the transactions contemplated by the Merger Agreement.

5.    Miscellaneous.

(a)    Stockholder Capacity.  The parties hereto acknowledge and agree that Pequot does not make any agreement or understanding herein in respect of any director or officer of the Company including, without limitation, Lawrence D. Lenihan, Jr. Pequot signs this Agreement solely in its capacity as the beneficial owner of the Shares and nothing herein shall directly or indirectly limit or otherwise affect any actions taken by any director or officer of the Company in his or her capacity as a director or officer of the Company (as the case may be). As used in this Agreement, the term “Shares” shall not include any shares of Company Common Stock owned or hereinafter acquired by Lawrence D. Lenihan, Jr.

(b)    Specific Performance.  Each party hereto recognizes and agrees that if for any reason any of the provisions of this Agreement are not performed by any other party in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused to non-breaching parties for which money damages would not be an adequate remedy. Accordingly, the parties agree that, in addition to any other available remedies, the non-breaching party shall be entitled to seek an injunction restraining any violation or threatened violation of the provisions of this Agreement.

(c)    Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Without limiting the foregoing, with respect to any provision of this Agreement, if it is determined by a court of competent jurisdiction to be excessive as to duration or scope, it is the parties’ intention that such provision nevertheless be enforced to the fullest extent that it may be enforced.

(d)    GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

(e)    Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

(f)    Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile (which is confirmed), or by registered or certified mail (postage prepaid, return receipt requested):

if to Pequot, to:

Pequot Private Equity Fund II, L.P.
c/o Pequot Capital Management, Inc.
500 Nyala Farm Road
Westport, Connecticut 06880
Facsimile:	(203) 429-2420
Attention:	Aryeh Davis
Amber Tencic

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Los Angeles, California 90071
Facsimile:	(213) 687-5600
Attention:	Brian J. McCarthy
Michael V. Gisser

if to FACO, to:

The First American Corporation
1 First American Way
Santa Ana, California 92707
Facsimile:	(714) 800-3325
Attention:	Parker S. Kennedy
Kenneth D. DeGiorgio

with a copy to:

White & Case LLP
633 West Fifth Street
Los Angeles, California 90071
Facsimile:	(213) 687-0758
Attention:	Neil W. Rust

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(g)    Descriptive Headings; Interpretation.  The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(h)    Assignment; Binding Agreement.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties hereto.

(i)    Amendment; Modification and Waiver.  This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of the party hereto against whom such amendment, modification or waiver is sought to be entered.

(j)    Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

* * *

IN WITNESS WHEREOF, each of FACO and Pequot has duly executed this Agreement as of the day and year first above written.

THE FIRST AMERICAN CORPORATION

By:	/s/ KENNETH D. DEGIORGIO
Kenneth D. Degiorgio Vice President

PEQUOT PRIVATE EQUITY FUND II, L.P.

By: Pequot Capital Management, Inc.
Its: Investment Manager

By:	/s/ KEVIN E. O’BRIEN
Kevin E. O’Brien General Counsel

ANNEX D

STOCKHOLDERS AGREEMENT

This STOCKHOLDERS AGREEMENT (as the same may be amended, modified and waived from time to time, this “Agreement”) dated as of December 13, 2002 by and among THE FIRST AMERICAN CORPORATION, a California corporation (“FACO”), PEQUOT PRIVATE EQUITY FUND II, L.P., a Delaware limited partnership (“Pequot”), and FIRST ADVANTAGE CORPORATION, a Delaware corporation (the “Company”).

W I T N E S S E T H

WHEREAS, FACO, the Company and certain other entities are parties to that certain Agreement and Plan of Merger dated as of December 13, 2002 (the “Merger Agreement”);

WHEREAS, immediately following the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), FACO will own 100% of the issued and outstanding shares of Class B Common Stock, par value $0.001 per share, of the Company (“Class B Stock”) and Pequot will own approximately 54% of the issued and outstanding shares of Class A Common Stock, par value $0.001 per share, of the Company (“Class A Stock”);

WHEREAS, each share of Class B Stock has ten votes in matters submitted to a vote of the stockholders of the Company and each share of Class A Stock has one vote in matters submitted to a vote of the stockholders of the Company; and

WHEREAS, as a condition precedent to the Closing, each of FACO, Pequot and the Company (each, a “Party” and collectively, the “Parties”) shall have entered into this Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the Parties agree as follows:

SECTION 1.
DEFINED TERMS; CONSTRUCTION

1.1    Defined Terms.  As used in this Agreement the following terms shall have the following meanings:

“Affiliate” means with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person.

“Agreement” has the meaning provided in the introductory paragraph.

“Board” has the meaning provided in Section 5.1.

“Class A Stock” has the meaning provided in the second WHEREAS paragraph.

“Class B Stock” has the meaning provided in the second WHEREAS paragraph.

“Closing” has the meaning provided in the second WHEREAS paragraph.

“Company” has the meaning provided in the introductory paragraph.

“Company Securities” has the meaning provided in Section 4.1(a).

“Control” means, with respect to any Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Demand Notice” has the meaning provided in Section 4.1(a).

“Effective Date” means the date on which the Effective Time occurs.

“Effective Time” has the meaning provided in the Merger Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Period” has the meaning provided in Section 3.3.

“FACO” has the meaning provided in the introductory paragraph.

“Form S-3” has the meaning provided in Section 4.3.

“Indemnified Party” has the meaning provided in Section 4.6(c).

“Indemnifying Party” has the meaning provided in Section 4.6(c).

“Merger Agreement” has the meaning provided in the first WHEREAS paragraph.

“Notice of Sale” has the meaning provided in Section 3.2.

“Offer Price” has the meaning provided in Section 3.2.

“Offered Shares” has the meaning provided in Section 3.2.

“Party” or “Parties” has the meaning provided in the fourth WHEREAS paragraph.

“Pequot” has the meaning provided in the introductory paragraph.

“Person” means and includes natural persons, corporations, limited liability partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, divisions, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

“Piggyback Holders” has the meaning provided in Section 4.1(a).

“Piggyback Notice” has the meaning provided in Section 4.1(a).

“Piggyback Rights” has the meaning provided in Section 4.1(a).

“Piggyback Securities” has the meaning provided in Section 4.1(a).

“Prior Registration Rights” has the meaning provided in Section 4.11.

“Registrable Securities” means (a) any shares of Class A Stock held by Pequot or any of its Affiliates at the date of Closing, (b) any shares of Class A Stock received or receivable by Pequot or any of its Affiliates as a result of the exercise of any warrants issued by the Company or US SEARCH.com Inc. and held by Pequot or any of its Affiliates at the date of Closing, (c) any security received or receivable by Pequot or any of its Affiliates as a dividend, stock split or other distribution with respect to any other Registrable Security, (d) any security received by Pequot or any of its Affiliates in exchange for or in replacement of any other Registrable Security, (e) any security issued or issuable to Pequot or any of its Affiliates as a result of a change or reclassification of any other Registrable Security or any capital reorganization of the Company, (f) any security received or receivable by Pequot or any of its Affiliates as a result of a merger or consolidation of the Company and (g) any shares of Class A Stock acquired by Pequot or any of its Affiliates from and after the date hereof that are not transferable without restriction under Rule 144 promulgated under the Securities Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means all of the issued and outstanding shares of the capital stock of the Company from time to time.

“Special Registration Statement” means a registration statement relating to any employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 promulgated under the Securities Act.

“Tag-Along Right” has the meaning provided in Section 3.3.

“Tag-Along Sale” has the meaning provided in Section 3.1.

“Tag-Along Shares” has the meaning provided in Section 3.3.

“Third Party” has the meaning provided in Section 3.1.

“Transfer” means, as a noun, any transfer, sale, assignment, exchange, charge, pledge, gift, hypothecation, conveyance, encumbrance or other disposition whether direct or indirect, voluntary or involuntary, by operation of law or otherwise and, as a verb, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, to transfer, sell, assign, exchange, charge, pledge, give, hypothecate, convey, encumber or otherwise dispose of.

1.2    Construction.  The following rules shall apply to the construction of this Agreement unless the context requires otherwise: (a) the singular includes the plural, and the plural the singular; (b) words importing any gender include the other gender and the neuter gender; (c) references to statutes are to be construed as including all statutory provisions consolidating, and all regulations promulgated pursuant to, such statutes; (d) references to “writing” include printing, photocopy, typing, lithography and other means of reproducing words in a tangible visible form; (e) the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; (f) references to the introductory paragraph, recitals or sections (or clauses or subdivisions of sections) are to those of this Agreement unless otherwise indicated; (g) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent that such amendments and other modifications are permitted or not prohibited by the terms of this Agreement; (h) section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose; and (i) references to Persons include their respective permitted successors and assigns.

SECTION 2.
REPRESENTATIONS AND WARRANTIES

Each of FACO, Pequot and the Company hereby represents and warrants with respect to itself only that:

(a)    it has the corporate or partnership power and authority to enter into this Agreement and to perform its obligations hereunder;

(b)    it has duly executed and delivered this Agreement;

(c)     this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with the terms hereof except as may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance;

(d)     neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby by it, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency or court to which it is subject or any provision of its certificate or articles of incorporation, bylaws, partnership agreement or other organizational documents or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any material agreement, contract, lease, license, instrument or other material arrangement to which it is a party or by which it is bound or to which any of its material assets is subject (or result in the imposition of any lien, security interest or other encumbrance upon any of its assets);

(e)     it need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Person not already been obtained in order to consummate the transactions contemplated by this Agreement; and

(f)    with respect to the Company only, the Company has not filed any shelf registration statement under Rule 415 promulgated under the Securities Act for purposes of any public offering of securities of the Company, whether or not for sale for its own account, without having afforded Pequot an opportunity to include in such shelf registration statement all or part of the Registrable Securities in accordance with Section 4.2.

SECTION 3.
TAG-ALONG RIGHT

3.1    General Restriction on Transfer.  Subject to Section 6.1, without first complying with the remaining provisions of this Section 3, FACO shall not, and shall not permit any of its Affiliates, directly or indirectly, to, Transfer any of the Shares then beneficially owned by it to any Person or group (within the meaning of Section 13(d) of the Exchange Act) that is not an Affiliate of FACO (such Person or group, a “Third Party”) in a transaction or series of related transactions occurring within the three-year period commencing on the Effective Date if, immediately after such Transfer, FACO and its Affiliates would not beneficially own at least 70% of the number of Shares issued to FACO and its Affiliates at Closing (the “FACO Initial Securities”) (a “Tag-Along Sale”).

3.2    Notice of Sale.  If FACO or an Affiliate thereof shall desire to consummate a Tag-Along Sale, FACO shall first deliver to Pequot written notice of the desire to consummate such Tag-Along Sale (a “Notice of Sale”). The Notice of Sale shall set forth the identity of the Third Party for such Tag-Along Sale, FACO’s or its Affiliate’s desire to consummate such Tag-Along Sale, the identity and number of Shares FACO or such Affiliate proposes to Transfer (the “Offered Shares”), the purchase consideration per Offered Share (the “Offer Price”), the proposed date or dates of closing of such Tag-Along Sale and the other material terms and conditions upon which FACO or such Affiliate proposes to Transfer the Offered Shares.

3.3    Exercise of Tag-Along Right.  Upon receipt of a Notice of Sale, Pequot and its Affiliates shall have the right to elect to participate in the Tag-Along Sale by selling such number of Shares held by Pequot equal to the product of (a) a fraction, the numerator of which is the number of Offered Shares and the denominator of which is the total number of Shares then held by FACO and its Affiliates and (b) the total number of Shares then held by Pequot and its Affiliates (such Shares, “Tag-Along Shares”), at a price per share equal to the Offer Price, as part of the sale of the Offered Shares, and otherwise subject to the same material terms and conditions as described in the Notice of Sale (a “Tag-Along Right”); provided, however, if FACO or any of its Affiliates has sold any Shares to the Third Party within twelve (12) months of the date of the Notice of Sale or such sale is otherwise part of a series of related transactions, then, at Pequot’s written request as part of the notice referred to in the immediately following sentence, the number of Tag-Along Shares shall be calculated by treating such all such sales to which Pequot had not been granted a Tag-Along Right as a single transaction and the Offer Price shall be equal to the weighted average price per share in all such transactions. A Tag-Along Right shall be exercisable by the delivery by Pequot of written notice to FACO during the 30-day period (the “Exercise Period”) commencing on the date on which FACO shall have delivered the Notice of Sale to Pequot. If Pequot exercises its Tag-Along Right with respect to any Tag-Along Sale, then no later than the closing date for such Tag-Along Sale (which shall be no later than the date for such closing contemplated in the Notice of Sale), Pequot shall deliver to FACO or its designee any and all certificates representing the Tag-Along Shares, duly endorsed in blank or accompanied by written instruments of transfer duly executed by Pequot in blank, and otherwise subject to the material terms and conditions specified in the Notice of Sale, against payment of the Offer Price for each Tag-Along Share to Pequot by FACO or the Third Party purchasing the Offered Shares. For the avoidance of doubt, FACO shall not Transfer to such Third Party any Offered Shares unless simultaneously with such Transfer, FACO or the Third Party purchases from Pequot all of the Tag-Along Shares required to be purchased pursuant to this Section 3.3 at the Offer Price, and otherwise subject to the same material terms and conditions as the proposed Tag-Along Sale described in the Notice of Sale.

3.4    Permitted Sales.  With respect to any proposed Tag-Along Sale subject to this Section 3, if (a) FACO has duly given a Notice of Sale to Pequot with respect to such Tag-Along Sale in accordance with Section 3.2 and (b) Pequot has not chosen to exercise its Tag-Along Right prior to the expiration of the Exercise Period, FACO shall have the right to sell to the Third Party the Offered Shares at a price per Offered Share not less than the Offer Price and on terms and conditions no more favorable to such Third Party than those offered hereunder to Pequot with respect to such Offered Shares; provided, however, that the closing of the Transfer shall occur not later than the earlier of (i) 60 days after the last date specified in the Notice of Sale and (ii) 90 days after the expiration of the Exercise Period.

SECTION 4.
REGISTRATION RIGHTS

4.1    Demand Registrations.  Subject to Section 6.1:

(a)    At any time, and from time to time, Pequot shall have the right, by written notice delivered to the Company, to require the Company to register under the Securities Act (including, but not limited to, by means of a shelf registration under Rule 415 promulgated under the Securities Act) Registrable Securities having an aggregate offering price (before deducting of underwriting discounts and commissions) to the public in excess of $5,000,000 (a “Demand Notice”). Within ten business days after the Company’s receipt of a Demand Notice, the Company shall give written notice thereof (a “Piggyback Notice”) to all other holders of securities of the Company (“Piggyback Holders”) to whom the Company has granted registration rights that are triggered by the Company’s receipt of a Demand Notice (“Piggyback Rights”), which Piggyback Notice shall state that the Piggyback Holders have the right, subject to the cutback described in Section 4.1(b) below, to register for resale all or a portion of their securities that are subject to Piggyback Rights (“Piggyback Securities”). Subject to the remainder of this Section 4.1, the Company shall effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that Pequot requests to be registered as well as (i) all Piggyback Securities as to which the Company has received a written notice of exercise of Piggyback Rights and (ii) all securities of the Company that the Company desires to register (“Company Securities”).

(b)    If Pequot intends to distribute the Registrable Securities covered by its request by means of an underwriting, Pequot shall so advise the Company as a part of its Demand Notice or any request made pursuant to Section 4.3. In such event, Pequot, all Piggyback Holders as to which the Company has received a written notice of exercise of Piggyback Rights and, if the Company desires to register securities, the Company shall enter into an underwriting agreement in customary form with an underwriter or underwriters selected for such underwriting by Pequot (which underwriter or underwriters shall be reasonably acceptable to the Company) but in no event shall any indemnity and/or contribution provisions therein provide that the indemnity and/or contribution of Pequot or any such Piggyback Holder exceed the net proceeds of the offering received by Pequot or such Piggyback Holder, as the case may be. Notwithstanding any other provision of this Section 4.1 or Section 4.3, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise Pequot and all such Piggyback Holders, and the number of shares that may be included in the underwriting shall be allocated, first, to Pequot, second, to the Company, and third, on a pro rata basis to all such Piggyback Holders. Any Registrable Securities, Piggyback Securities and Company Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c)    The Company shall not be required to effect a registration pursuant to this Section 4.1:

(i)    prior to the first anniversary of the date of this Agreement;

(ii)    after the Company has effected at least two registrations pursuant to this Section 4.1, and such registrations have been declared or ordered effective;

(iii)    if the Company shall furnish to Pequot a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Company’s Board of Directors, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of Pequot’s request; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

(iv)    if Pequot proposes to dispose of shares of Registrable Securities that may be registered on Form S-3 pursuant to a request made pursuant to Section 4.3 below.

4.2    Piggyback Registrations.  Subject to Section 6.1:

(a)    The Company shall notify Pequot in writing at least twenty (20) days prior to the filing of any registration statement (including any registration statement on Form S-1 or Form S-3 filed by the Company at any time, but excluding Special Registration Statements) under the Securities Act for purposes of a public offering of securities of the Company, whether or not for sale for its own account, and shall afford Pequot and its Affiliates an opportunity to include in such registration statement all or part of the Registrable Securities. If Pequot desires to include in any such registration statement all or any part of the Registrable Securities it shall, within twenty (20) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by Pequot. If Pequot decides not to include all of the Registrable Securities in any registration statement thereafter filed by the Company, Pequot shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b)    If the registration statement under which the Company gives notice under this Section 4.2 is for an underwritten offering, the Company shall so advise Pequot. In such event, Pequot’s right to be included in a registration pursuant to this Section 4.2 shall be conditioned upon Pequot’s participation in such underwriting and the inclusion of the Registrable Securities in the underwriting to the extent provided herein. If Pequot proposes to distribute Registrable Securities through such underwriting, Pequot shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company but in no event shall any indemnity and/or contribution provisions therein provide that the indemnity and/or contribution of Pequot exceed the net proceeds from the offering received by Pequot. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company, second, to Pequot, and third, to any stockholder of the Company (other than Pequot) on a pro rata basis. Such reduction (i) shall not reduce the securities being offered by the Company for its own account to be included in the registration and underwriting and (ii) may result in the number of Registrable Securities being reduced to zero, if necessary. If Pequot disapproves of the terms of any such underwriting, Pequot may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(c)    The Company shall have the right to terminate or withdraw any registration initiated by it for its own account under this Section 4.2 prior to the effectiveness of such registration whether or not Pequot has elected to include securities in such registration. The registration expenses of such withdrawn registration shall be borne by the Company in accordance with Section 4.5.

4.3    Form S-3 Registrations.  Subject to Section 6.1, the Company shall use its reasonable best efforts to become and remain eligible to register offerings of securities on Form S-3 or its successor form (“Form S-3”). Subject to Section 6.1 and at all times during which the Company is qualified for the use of Form S-3, upon Pequot’s written request or requests from time to time (without limit as to number and including by means of a shelf registration under Rule 415 promulgated under the Securities Act), the Company shall register the Registrable Securities on Form S-3 (which request shall be in writing and shall state the number of Registrable Securities to be registered and the intended method of disposition of Registrable Securities); provided, however, that the Company shall not be required to effect more than two such registrations during any twelve-month period, and such registrations on Form S-3 have been declared or ordered effective and have remained effective until the earlier of (x) 30 days after the date of effectiveness and (y) the date all Registrable Securities registered thereunder have been sold. Notwithstanding the foregoing:

(a)    the Company shall not be required to effect a registration pursuant to this Section 4.3 within 120 days of the effective date of any other registration pursuant to this Section 4;

(b)    the Company shall not be required to effect a registration pursuant to this Section 4 unless Pequot or an Affiliate thereof proposes to dispose of Registrable Securities having an anticipated aggregate price to the public (net of underwriting discounts and expenses of sale, if any) of at least $2,000,000; and

(c)    the Company shall have the right to defer filing a registration statement pursuant to this Section 4.3 for a period of not more than 90 days following the requested filing date if the Company furnishes to Pequot a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Company’s Board of Directors it would be seriously detrimental to the Company and its stockholders for a registration statement to be filed at the time requested; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

Subject to the foregoing, First Advantage will use its reasonable best efforts to promptly effect the registration of all Registrable Securities on Form S-3 to the extent requested by Pequot hereunder.

4.4    Expenses of Registration.  All expenses incurred in connection with any registration pursuant to this Section 4 shall be borne by the Company except as follows:

(a) The Company shall not be required to pay underwriters’ fees, discounts, commissions or transfer taxes relating to the Registrable Securities registered thereunder; and

(b) The Company shall be required to pay fees of only a single special counsel of Pequot and its Affiliates and only up to $25,000.

All expenses of any registered offering specified in clause (a) above shall be borne by Pequot pro rata on the basis of the number of Registrable Securities registered pursuant hereto.

4.5    Registration Procedures.  In the case of each registration effected by the Company pursuant to this Section 4, the Company will keep Pequot advised in writing as to the initiation of registration, qualification and compliance and as to the completion thereof. Except as otherwise provided in Section 4.4, at its expense the Company will:

(a)    Prepare and file with the SEC a registration statement with respect to the offering of such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and upon Pequot’s reasonable request, keep such registration statement effective for up to 120 days, or until such earlier time at which Pequot or its Affiliates shall have completed the distribution related thereto.

(b)    Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to 30 days.

(c)    Furnish to Pequot, without charge, such numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Pequot may reasonably request in order to facilitate the disposition of Registrable Securities covered by such registration statement.

(d)    Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as shall be reasonably requested by Pequot; provided that neither the Company nor any Affiliate thereof shall be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(e)    Notify Pequot (i) when such registration statement, or any post-effective amendment thereto, shall have become effective, (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of such registration statement of the initiation of proceedings for that purpose and (iii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act or upon the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(f)    In the case of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

(g)    Cause all Registrable Securities registered under an effective registration statement in accordance with this Section 4 to be listed on the Nasdaq National Market System or on a national securities exchange at all times during which shares of the Company’s common stock are so listed.

(h)    In the case of any underwritten public offering, furnish the underwriters with a “comfort” letter from the independent public accountants who have issued an audit report on the Company’s financial statements included in the registration statement, dated the effective date of the registration statement and the date of the closing under the underwriting agreement, signed by such accountants and covering such matters as are customarily covered in accountant’s letters delivered to the underwriters in underwritten public offerings of securities.

(i)    Use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

4.6    Indemnification.

(a)    If any of Pequot’s Registrable Securities are registered under this Section 4, the Company will indemnify and hold harmless Pequot, each of its officers, directors and partners, and each underwriter, broker or dealer of offerings effected pursuant to this Agreement, if any, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document incident to any such registration, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act or any state securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law and relating to action or inaction required of the Company in connection with any such registration; provided, however, that the indemnity agreement contained in this Section 4.6(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon information furnished to the Company by Pequot or any of its Affiliates in writing expressly for use therein.

(b)    Pequot will, as to each registration in which Registrable Securities are registered hereunder, indemnify and hold harmless the Company, each of its directors, officers and partners and each person who Controls the Company, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, and such directors, officers, partners and persons who Control the Company for any legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case only to the extent that such untrue statement or omission is made in such registration statement, prospectus, offering circular or other document in reliance upon information furnished to the Company by Pequot or any of its Affiliates in writing expressly for use therein; provided, however, that indemnity agreement contained in this Section 4.6(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Pequot (which consent shall not be unreasonably withheld); provided, further, that in no case shall Pequot and its Affiliates be liable under this Section 4.6(b) for any amounts in excess of the net proceeds of the Registrable Securities received by Pequot and its Affiliates in such offering.

(c)    Each Party entitled to indemnification under this Section 4.6 (the “Indemnified Party”) shall give written notice to the Party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party proposed to conduct the defense of such claim or litigation shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s election and expense; provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless and to the extent that such failure resulted in material prejudice to the Indemnifying Party; and provided further, that an Indemnified Party shall have the right to retain one separate counsel, with the fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to a conflict of interests between such Indemnified Party and any other Person represented by counsel for the Indemnifying Party in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to all Indemnified Parties of a release from all liability in respect to such claim or litigation or includes as a term thereof the giving to the claimant or plaintiff of any non-monetary remedies affecting any of the Indemnified Parties.

If the indemnification provided for in this Section 4.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statement or omission that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable consideration. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d)    The obligations of the Parties under this Section 4.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 4.

4.7    Information by Pequot and Affiliates.  In connection with, and as a condition precedent to, any registration under this Section 4, Pequot and/or its Affiliates shall promptly furnish in writing to the Company such information regarding it and the distribution proposed by it as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to herein.

4.8    Rule 144 Reporting.  With a view to making available to Pequot and its Affiliates the benefits of certain rules and regulations of the SEC which may permit the sale of Registrable Securities held by Pequot and its Affiliates to the public without registration under this Section 4, the Company agrees at all times to use its reasonable best efforts to (a) make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act and (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

4.9    Black-Out Periods.  Notwithstanding anything in this Agreement to the contrary, the Board of Directors of the Company may, in its sole discretion, impose black-out periods during which no sales may be made under any registration hereunder so long as such blackout is applicable generally to sales of stock by all directors and officers of the Company and any other registration rights agreement related to the Company’s common stock.

4.10    “Market Stand-Off” Agreement; Agreement to Furnish Information.

(a)    Pequot hereby agrees that it shall not publicly sell, publicly transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a public sale, any common stock (or other securities) of the Company held by Pequot (other than those included in the registration) for a period specified by the representative of the underwriters of common stock (or other securities) of the Company not to exceed ninety (90) days following the effective date of a registration statement of the Company filed under the Securities Act; provided that, all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities and all other persons with registration rights (whether or not pursuant to this Agreement) are bound by and enter into substantially similar agreements and no such agreement is waived.

(b)    Pequot agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of common stock (or other securities) of the Company, Pequot shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4.10 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4, or similar forms that may be promulgated in the future, under Rule 145 promulgated under the Securities Act. Pequot agrees that any transferee of any shares of Registrable Securities shall be bound by this Section 4.10.

4.11    Exclusive Registration Rights.  Pequot agrees, for itself and its Affiliates, that the registration rights granted to Pequot pursuant to this Section 4 shall be, at and as of the Effective Time, the sole and exclusive registration rights for the Registrable Securities and that such registration rights supersede in their entirety any registration rights previously granted by US SEARCH.com Inc. or any predecessor with respect to the Registrable Securities (“Prior Registration Rights”). To the extent that any agreement containing Prior Registration Rights remains in full force and effect at the Effective Time (as such term is defined in the Merger Agreement), Pequot irrevocably and unconditionally agrees, for itself and its Affiliates, not to exercise any such Prior Registration Rights. US SEARCH.com Inc. is hereby expressly made a third party beneficiary of Pequot’s agreements contained in this Section 4.11.

SECTION 5.
BOARD OF DIRECTORS.

5.1    Designation and Election of Director.  Subject to Section 6.1, FACO shall vote, and cause each of its Affiliates to vote, as many of the Shares as are now or hereafter directly or indirectly owned (of record or beneficially) by FACO and its Affiliates, or otherwise take such action, as is necessary to (a) ensure that the size of the board of directors of Parent (the “Board”) shall be no more than 10 directors and (b) cause the election to the Board of one representative designated in writing by Pequot, who shall initially be Lawrence D. Lenihan, Jr.; provided, however, that FACO and its Affiliates shall not be required to vote their Shares in favor of any such representative if (i) such representative is an officer, director or employee of a Person, that is, directly or through its subsidiaries, materially engaged in an individual background screening business that competes with the individual background screening business owned by the Company and its subsidiaries or (ii) such representative is or has been the subject of any of the matters described in Rule 262(b) promulgated under the Securities Act.

5.2    Vacancies.  In the event that any representative designated by Pequot under Section 5.1 for any reason ceases to serve as a member of the Board during his or her term of office or is not elected to the Board pursuant to Section 5.1 above, FACO shall take such actions as are necessary to vote or cause to be voted as many of the Shares held by FACO and its Affiliates as is necessary to cause the resulting vacancy to be filled by a representative designated by Pequot as provided in Section 5.1.

5.3    Removals.  In the event that Pequot desires to remove any representative designated by Pequot under Section 5.1 as a member of the Board during his or her term of office, with or without cause, the Company and FACO shall take such actions as are necessary to remove such representative from the Board and the resulting vacancy filled in accordance with Section 5.2. Subject to the preceding sentence, FACO will not, and will cause its Affiliates not to, vote or cause to be voted any of its Shares to direct the vote for the removal of any representative designated by Pequot under Section 5.1; provided that FACO or an Affiliate thereof may so effect the removal of any such representative if at the time of such removal (i) such representative is an officer, director or employee of a Person, that is, directly or through its subsidiaries, materially engaged in an individual background screening business that competes with the individual background screening business owned by the Company and its subsidiaries or (ii) such representative is or has been the subject of any of the matters described in Rule 262(b) promulgated under the Securities Act.

5.4    Observer Status.  Subject to Section 6.1, at any time during the effectiveness of this Section 5, Pequot may, in lieu of designating a representative to the board of directors of the Company and subject to execution of a mutually agreed confidentiality agreement, designate a representative to (i) attend all regular and special meetings of the Company’s board of directors in a non-voting, observer capacity, and (ii) receive all notices and materials provided to members of the board of directors, other than privileged information or information that the board reasonably determines to conflict with such representative’s rights.

5.5    Further Assurances.  The Company agrees that at any time and from time to time, upon the written request of Pequot, the Company will execute and deliver to Pequot any instruments or documents or take any ministerial action that Pequot may reasonably request as being necessary in order to fully give effect to this Agreement. Notwithstanding the preceding sentence, nothing contained in this Agreement shall require the Company or any of its Affiliates to qualify to do business or to file a general consent to service of process in any state or jurisdiction, unless the Company is already subject to service in such state or jurisdiction.

SECTION 6.
MISCELLANEOUS

6.1    Effectiveness.  Prior to the Effective Time, no Party shall have any obligation to any other Party under this Agreement. In the event the Effective Time does not occur, this Agreement shall be null and void. This Agreement shall become effective at the Effective Time and:

(a)    The provisions of Section 3 shall terminate on the earlier of (i) the first date on which Pequot and its Affiliates beneficially own less than 5% of the total number of shares of the Company’s common stock issued and outstanding immediately following the Closing and (ii) the third anniversary of the Effective Date;

(b)    The provisions of Section 4 shall terminate on the earlier of (i) the fourth anniversary of the Effective Date and (ii) the first date following the Effective Date on which (x) the Company is then providing current public information within the meaning of Rule 144(c)(1) promulgated under the Securities Act, (y) no representative designated by Pequot pursuant to Section 5.1 is a member of the Board and (z) Pequot and its Affiliates are able to sell all of their Registrable Securities without restriction under Rules 144 and 145 promulgated under the Securities Act during a three-month period; and

(c)    The provisions of Section 5 shall terminate on the first date on which Pequot and its Affiliates own less than 75% of all of the shares of Class A Stock issued to Pequot and its Affiliates at the Closing.

6.2    No Third-Party Beneficiaries.  This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted transferees and assigns.

6.3    Entire Agreement.  This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

6.4    Succession and Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted transferees and assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties, except that FACO may assign its rights, interests and obligations hereunder to any Affiliate of FACO to whom FACO Transfers Shares; provided that each such Affiliate shall, promptly upon becoming such owner or holder, execute and deliver to the Company and Pequot a joinder agreement pursuant to which it agrees to be legally bound by this Agreement as an original signatory.

6.5    Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

6.6    Notices.  Any notice or other communication required or permitted under this Agreement shall be sufficiently given if delivered in person or sent by facsimile or by registered or certified mail, postage prepaid, addressed as follows:

if to FACO or to the Company, to:

One First American Way
Santa Ana, California 92707
Facsimile:	(714) 800-3490
Attention:	Parker S. Kennedy
Kenneth D. DeGiorgio

with a copy to:

White & Case LLP
633 West Fifth Street Suite 1900
Los Angeles, California 90071
Facsimile:	(213) 687-0758
Attention:	Neil W. Rust

if to Pequot, to:

Pequot Private Equity Fund II, L.P.
c/o Pequot Capital Management, Inc.
500 Nyala Farm Road
Westport, Connecticut 06880
Facsimile:	(203) 429-2420
Attention:	Aryeh Davis
Amber Tencic

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue, Suite 3400
Los Angeles, California 90071
Facsimile:	(213) 687-5600
Attention:	Brian J. McCarthy
Michael V. Gisser

or such other address or number as shall be furnished in writing by any such Party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by facsimile or two business days after it is mailed.

6.7    Governing Law.  THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, AND ALL MATTERS RELATING HERETO, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (EXCLUSIVE OF CONFLICTS OF LAWS PRINCIPLES) APPLICABLE TO AGREEMENTS EXECUTED AND TO BE PERFORMED SOLELY WITHIN SUCH STATE.

6.8    Amendments and Waivers.  No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

6.9    Remedies.  Each of the Parties acknowledges and agrees that (a) the provisions of this Agreement are reasonable and necessary to protect the proper and legitimate interests of the Parties, and (b) the Parties would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to preliminary and permanent injunctive relief to prevent breaches of the provisions of this Agreement by the other Parties without the necessity of proving actual damages or of posting any bond, and to enforce specifically the terms and provisions hereof and thereof in any court of the United States or any state thereof having jurisdiction, which rights shall be cumulative and in addition to any other remedy to which the parties may be entitled hereunder or at law or equity.

6.10    Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

6.11    Expenses.  Except as otherwise provided in this Agreement, each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

* * *

IN WITNESS WHEREOF, each of the Parties has executed this Agreement on and as of the date first written above.

THE FIRST AMERICAN CORPORATION

By:	/S/ KENNETH D. DEGIORGIO
Kenneth D. Degiorgio Vice President

PEQUOT PRIVATE EQUITY FUND II, L.P.

By:	Pequot Capital Management, Inc.
Its:	Investment Manager

By:	/S/ KEVIN E. O’BRIEN
Kevin E. O’Brien General Counsel

FIRST ADVANTAGE CORPORATION

By:	/S/ KENNETH D. DEGIORGIO
Kenneth D. Degiorgio Vice President

ANNEX E

STANDSTILL AGREEMENT

This STANDSTILL AGREEMENT (as the same may be amended, modified and waived from time to time, this “Agreement”) is entered into as of [            ], 2003 (the “Effective Date”) by and between THE FIRST AMERICAN CORPORATION, a California corporation (“FACO”), and FIRST ADVANTAGE CORPORATION, a Delaware corporation (the “Company”).

WITNESSETH:

WHEREAS, FACO, the Company and certain other entities are parties to that certain Agreement and Plan of Merger dated as of December 13, 2002 (the “Merger Agreement”);

WHEREAS, immediately following the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), FACO will own [            ] shares of the [Class B] Common Stock, par value $0.001 per share, of the Company; and

WHEREAS, as a condition precedent to the Closing, each of FACO and the Company (each, a “Party” and collectively, the “Parties”) shall have entered into this Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the Parties agree as follows:

SECTION 1.
DEFINED TERMS; CONSTRUCTION

1.1    Defined Terms. As used in this Agreement the following terms shall have the following meanings:

“Affiliate” means with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person.

“Agreement” has the meaning provided in the introductory paragraph.

“Closing” has the meaning provided in the second WHEREAS paragraph.

“Company” has the meaning provided in the introductory paragraph.

“Company Common Stock” means the Company’s Class A Common Stock, par value $0.001 per share, and any new class of common stock of the Company created and outstanding (other than the Company’s Class B Common Stock).

“Company Voting Securities” means, collectively, the Class A Common Stock and Class B Common Stock of the Company, any preferred stock of the Company that is entitled to vote generally for the election of directors and any other securities, warrants or options or rights of any nature (whether or not issued by the Company) that are convertible into, exchangeable for, or exercisable for the purchase of, or otherwise give the holder thereof any rights in respect of any class or series of Company securities that is entitled to vote generally for the election of directors.

“Control” means, with respect to any Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Disinterested Director” means, on any date of determination, any member of the Company’s board of directors who is not as of such date (i) an officer or employee of the Company, (ii) an officer, director or employee of FACO or any Affiliate (excluding the Company) thereof, (iii) a Person who Controls or is under common Control with FACO or any Affiliate thereof or (iv) a Person who otherwise would fail to qualify as an “independent director” under the applicable rules of the Nasdaq National Market as then in effect; provided, however, that a Person designated by Pequot in accordance with the Stockholders Agreement dated as of December 13, 2002, among FACO, Pequot and the Company shall not be deemed to be disqualified as a Disinterested Director by application of section (iv) of this definition.

“Effective Date” has the meaning provided in the introductory paragraph.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FACO” has the meaning provided in the introductory paragraph.

“Initial Securities” has the meaning provided in Section 3(a).

“Merger Agreement” has the meaning provided in the first WHEREAS paragraph.

“Owner” means, with respect any share of Company Common Stock, the Person whose name appears on the register maintained by the Company’s transfer agent in respect of the Company Common Stock as the registered owner of such share of Company Common Stock.

“Party” or “Parties” has the meaning provided in the third WHEREAS paragraph.

“Pequot” means Pequot Private Equity Fund II, L.P., a Delaware limited partnership.

“Person” means and includes natural persons, corporations, limited liability partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, divisions, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

“Tender Offer” has the meaning provided in Section 3(d).

“Transfer” means, as a noun, any transfer, sale, assignment, exchange, charge, pledge, gift, hypothecation, conveyance, encumbrance or other disposition whether direct or indirect, voluntary or involuntary, by operation of law or otherwise and, as a verb, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, to transfer, sell, assign, exchange, charge, pledge, give, hypothecate, convey, encumber or otherwise dispose of.

1.2    Construction. The following rules shall apply to the construction of this Agreement unless the context requires otherwise: (a) the singular includes the plural, and the plural the singular; (b) words importing any gender include the other gender and the neuter gender; (c) references to statutes are to be construed as including all statutory provisions consolidating, and all regulations promulgated pursuant to, such statutes; (d) references to “writing” include printing, photocopy, typing, lithography and other means of reproducing words in a tangible visible form; (e) the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; (f) references to the introductory paragraph, recitals or sections (or clauses or subdivisions of sections) are to those of this Agreement unless otherwise indicated; (g) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent that such amendments and other modifications are permitted or not prohibited by the terms of this Agreement; (h) section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose; and (i) references to Persons include their respective permitted successors and assigns.

SECTION 2.
REPRESENTATIONS AND WARRANTIES

Each of FACO and the Company hereby represents and warrants with respect to itself only that:

(a)    it has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

(b)    this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with the terms hereof except as may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance;

(c)    neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby by it, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency or court to which it is subject or any provision of its certificate or articles of incorporation, bylaws or other organizational documents or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any material agreement, contract, lease, license, instrument or other material arrangement to which it is a party or by which it is bound or to which any of its material assets is subject (or result in the imposition of any lien, security interest or other encumbrance upon any of its assets);

(d)    it need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Person not already been obtained in order to consummate the transactions contemplated by this Agreement;

(e)    in the case of FACO, neither FACO nor any of its Affiliates beneficially owns any shares of Company Voting Securities other than the Initial Securities; and

(f)    in the case of FACO, except for agreements expressly contemplated in, or entered into for the purpose of consummating the transactions contemplated in, the Merger Agreement, neither FACO nor any of its Affiliates has any agreement, arrangement or understanding with any other Person or group who is not an Affiliate of FACO with respect to acquiring, holding, voting or disposing of Company Voting Securities.

SECTION 3.
STANDSTILL

FACO shall not, and shall not permit any of its Affiliates to, acquire, offer or propose or agree to acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, by tender or exchange offer, market purchase, privately negotiated purchase, merger or otherwise, any Company Voting Securities other than:

(a)    Company Voting Securities issued to FACO pursuant to the Merger Agreement (the “Initial Securities”);

(b)    as a result of the transfer of beneficial ownership of Company Voting Securities from FACO or an Affiliate thereof to FACO or an Affiliate thereof;

(c)    Company Voting Securities issuable upon the conversion of Initial Securities;

(d)    Company Voting Securities issued to FACO or an Affiliate thereof as a result of a capital contribution made by FACO or such Affiliate to the Company and approved by a majority of Disinterested Directors; and

(e)    pursuant to a tender offer made by FACO or an Affiliate thereof for outstanding shares of Company Common Stock (i) to all holders of Company Common Stock (other than FACO and its Affiliates), (ii) conditioned on at least two-thirds of the outstanding shares of Company Common Stock (other than Company Common Stock beneficially owned by FACO and its Affiliates) being tendered and (iii) in which the same consideration is offered to all holders of Company Common Stock (a “Tender Offer”); provided that the Tender Offer is approved by a special committee of the Company’s board of directors created to consider the Tender Offer and consisting only of Disinterested Directors, after receiving a written opinion from a nationally recognized investment bank to the effect that the Tender Offer is fair to the Company’s stockholders (other than FACO and its Affiliates).

SECTION 4.
RELATED PARTY TRANSACTIONS

Without the prior written approval of a majority of Disinterested Directors, FACO shall not and shall not cause or permit any of its subsidiaries to engage in any transaction (other than such transactions as are expressly contemplated by the Merger Agreement, including the Services Agreement between FACO and the Company entered into thereunder) with the Company or any subsidiary of the Company, except transactions engaged in by the Company or such subsidiary in the ordinary course of business.

SECTION 5.
RESTRICTIONS ON TRANSFER

5.1    Transfers to Affiliates. FACO shall have the right to transfer shares of its Company Voting Securities to Affiliates of FACO provided that each such Affiliate that shall become the beneficial owner of Company Voting Securities shall, promptly upon becoming such owner, execute and deliver to the Company a joinder agreement, agreeing to be legally bound by this Agreement as an original signatory.

5.2    Transfers to Third Parties. FACO shall not, and shall not permit any of its Affiliates to, Transfer Company Voting Securities to any Person or group (within the meaning of Section 13(d) of the Exchange Act) of Persons, unless such Person or group acquiring such shares agrees in writing to assume all obligations of FACO under this Agreement, if (i) such Transfer would result in such Person or group beneficially owning more than 50% of the issued and outstanding Company Voting Securities (which determination shall be made based upon the number of shares of issued and outstanding Company Voting Securities disclosed in the Company’s most recent filing made with the Securities and Exchange Commission pursuant to the Exchange Act or in the most recent Schedule 13D or 13G filed by any Person or group with the Securities and Exchange Commission) and (ii) either (a) the Transfer is being made to a Person or a group in which FACO or any of its Affiliates has an economic interest (other than an economic interest arising solely from the ownership by FACO and its Affiliates of indebtedness of such Person or group that is registered under the Securities Act of 1933, as amended, or purchased by FACO and its Affiliates in reliance on an exemption therefrom) with a fair market value (or, in the event no fair market value exists, a book value), contingent or otherwise, in excess of $20,000,000; provided, however, that FACO and its Affiliates shall not be deemed to have an economic interest in a Person or a group (1) solely as a result of the right of FACO and its Affiliates to receive proceeds from such Person or group from the sale of Company Voting Securities owned by FACO or its Affiliates or (2) merely because such Person or group is a vendor or customer of FACO and/or its Affiliates or (b) to the extent clause (a) is not applicable, the

Company Voting Securities being Transferred, together with any Company Voting Securities previously Transferred by FACO or any of its Affiliates to such Person or group, represent 25% or more of the issued and outstanding Company Voting Securities.

SECTION 6.
MISCELLANEOUS

6.1    Effectiveness. This Agreement shall be effective on the Effective Date and shall terminate on the earlier of (a) the fourth anniversary of the Effective Date and (b) the first date on which FACO no longer Controls the Company.

6.2    Remedies. Each of FACO and the Company acknowledges and agrees that (a) the provisions of this Agreement are reasonable and necessary to protect the proper and legitimate interests of the Parties and the Owners and (b) the Parties and the Owners would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each of the Parties and, subject to the remainder of this Section 6.2, the Owners shall be entitled to preliminary and permanent injunctive relief to prevent breaches of the provisions of this Agreement by the other Party without the necessity of proving actual damages or of posting any bond, and to enforce specifically the terms and provisions hereof and thereof in any court of the United States or any state thereof having jurisdiction, which rights shall be cumulative and in addition to any other remedy to which the Parties and the Owners may be entitled hereunder or at law or equity. No Owner shall have the right to institute any suit, action or proceeding at law or in equity for the protection or enforcement of any right or remedy under this Agreement, unless such Owner shall have first given to the Parties written notice executed by the Owners of not less than fifty percent (50%) of the issued and outstanding Company Voting Stock not owned by FACO and/or its Affiliates (which determination shall be made based upon the number of shares of issued and outstanding Company Common Stock disclosed in the Company’s most recent filing made with the Securities and Exchange Commission pursuant to the Exchange Act or in the most recent Schedule 13D or 13G filed by any Person or group with the Securities and Exchange Commission) of the act, event or circumstance or purported act, event or circumstance that such Owner believes forms the basis of a suit, action or proceeding at law or in equity for the protection or enforcement of any right or remedy under this Agreement, and the Parties shall have failed to take and complete corrective action within ninety (90) days of the receipt by the Parties of such written notice.

6.3    No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties, their respective successors and permitted transferees and assigns and, subject to Section 6.2, the Owners from time to time of the Company Common Stock. Nothing contained in this Agreement shall preclude any Owner from exercising any right it may have under applicable law to bring a derivative action on behalf of the Company.

6.4    Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

6.5    Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted transferees and assigns. Except as contemplated in Section 5, no Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties; provided that the Company may assign its rights and obligations under this Agreement to any successor or acquiring entity in connection with any business combination transaction, reorganization or sale of substantially all the assets of the Company.

6.6      Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

6.7      Governing Law. THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, AND ALL MATTERS RELATING HERETO, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (EXCLUSIVE OF CONFLICTS OF LAWS PRINCIPLES) APPLICABLE TO AGREEMENTS EXECUTED AND TO BE PERFORMED SOLELY WITHIN SUCH STATE.

6.8      Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. Notwithstanding anything to the contrary contained herein, FACO shall not amend, or cause the Company to amend, any of the provisions of this Agreement or terminate this Agreement unless (a) the holders of a majority of the shares of Company Common Stock then outstanding (calculated without reference to any Shares held by FACO and its Affiliates) approve a proposal submitted by the Company’s board of directors authorizing such amendment or (b) a majority of Disinterested Directors shall approve a resolution authorizing such amendment or termination.

6.9      Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

6.10    Enforcement of Agreement. The approval of a majority of the Board of Directors of the Company or a majority of the Disinterested Directors shall be all that is required for the Company to seek to enforce the terms of this Agreement.

6.11    Expenses. Each Party will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

*         *         *

IN WITNESS WHEREOF, each of the Parties has executed this Agreement on and as of the date first written above.

THE FIRST AMERICAN CORPORATION

By:
Name: Title:

FIRST ADVANTAGE CORPORATION

By:
Name: Title:

ANNEX F

SERVICES AGREEMENT

This SERVICES AGREEMENT is entered into as of [            ] 2003 (this “Agreement”), between THE FIRST AMERICAN CORPORATION, a California corporation (“First American”), and FIRST ADVANTAGE CORPORATION, a Delaware corporation (the “Company”; First American and the Company are each referred to herein as a “Party” and collectively, as the “Parties”).

WITNESSETH:

WHEREAS, First American, US SEARCH.com Inc., a Delaware corporation (“US Search”), the Company and Stockholm Seven Merger Corp. have entered into that certain Agreement and Plan of Merger, dated as of December 13, 2002 (the “Merger Agreement”), pursuant to which the Company has been formed to succeed to the business of US Search and the FAST Companies (as defined below);

WHEREAS, as a result of the transactions contemplated by the Merger Agreement, (a) the Company will be the beneficial and record owner of all of the capital stock of US Search and the FAST Companies and (b) First American will be a controlling stockholder of the Company; and

WHEREAS, the Parties have agreed to enter into this Agreement to, among other things, provide for the use by the Company of certain services provided by First American from and after the Effective Date (as defined below), subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of these premises and the terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, First American and the Company agree as follows:

ARTICLE I.
DEFINITIONS AND CONSTRUCTION

1.1.    Definitions. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Merger Agreement. For purposes of this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural terms defined):

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided that, for the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided, further, that, for the purposes of this definition, the Company and its Subsidiaries shall not be deemed to be Affiliates of First American; provided, further, that, for the purposes of this definition, First American and its Affiliates (excluding the Company and its Subsidiaries) shall not be deemed to be Affiliates of the Company.

“Business Services” shall mean those services described in Column A of Schedule I.

“Business Services Fee” shall mean, with respect to each of the Business Services set forth in Column A of Schedule I, the fees or the method of determining the fees set forth opposite such Business Services in Column B of Schedule I.

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“Company” shall have the meaning provided in the introductory paragraph.

“Company Common Stock” shall have the meaning provided in the Standstill Agreement.

“Company Services” shall have the meaning provided in Section 2.3 hereof.

“Confidential Company Information” shall mean any information derived by the First American Entities in connection with the provision of First American Services, except such information which (a) was previously known by First American or its Affiliates and not considered confidential, and/or (b) is or becomes generally available to the public other than as a result of disclosure by First American, its Affiliates or their directors, officers, employees, agents or representatives, and/or (c) is or becomes available to First American or its Affiliates on a non-confidential basis from a source other than the Company and its Subsidiaries.

“Confidential FAF Information” shall mean any information derived by the Company or its Affiliates from any of the First American Entities in connection with the provision of Company Services, except such information which (a) was previously known by the Company or US Search and not considered confidential, and/or (b) is or becomes generally available to the public other than as a result of disclosure by the Company or its Affiliates or their directors, officers, employees, agents or representatives, and/or (c) is or becomes available to the Company or its Affiliates on a non-confidential basis from a source other than First American or its Affiliates.

“Control” means, with respect to any Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Disinterested Director” shall mean, on any date of determination, any member of the Company’s board of directors who is not as of such date (a) an officer or employee of the Company, (b) an officer, director or employee of First American or any Affiliate (excluding the Company) thereof, (c) a Person who Controls or is under common Control with First American or any Affiliate thereof, or (d) a Person who otherwise would fail to qualify as an “independent director” under the applicable rules of the Nasdaq National Market as then in effect; provided, however, that a Person designated by Pequot Private Equity Fund II, L.P. in accordance with the Stockholders Agreement dated as of December 13, 2002, among First American, Pequot Private Equity Fund II, L.P. and the Company shall not be deemed to be disqualified as a Disinterested Director by application of section (d) of this definition.

“Effective Date” shall mean the date on which the Effective Time occurs.

“Effective Time” shall have the meaning provided in the Merger Agreement.

“Entity” shall mean any Person that is not a natural Person.

“FAST Companies” shall have the meaning provided in the Merger Agreement.

“First American” shall have the meaning provided in the introductory paragraph.

“First American Entity” and “First American Entities” shall mean one or more, as applicable, of First American and any Affiliate of First American.

“First American Services” shall mean collectively the Business Services and the Overhead Services.

“Merger Agreement” shall have the meaning provided in the first WHEREAS clause.

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“Monthly Period” shall mean, for each calendar month, the period commencing on the first day of such calendar month and ending on the last day of such calendar month.

“Overhead Services” shall mean those services described in Schedule II.

“Overhead Services Fee” shall mean an amount equal to $50,000 per month plus reasonable out-of-pocket expenses incurred in providing the Overhead Services.

“Party” and “Parties” shall have the meaning provided in the introductory paragraph.

“Person” shall mean and include a partnership, a joint venture, a corporation, a limited liability company, a limited liability partnership, an incorporated organization, a group and a government or other department, agency or political subdivision thereof.

“Prime Rate” shall mean, as of any date of determination, with respect to each Monthly Period, the per annum rate of interest specified as the “Prime Rate” in the Wall Street Journal (United States edition) published on the first Business Day of such Monthly Period; provided that for any date on which the Wall Street Journal (United States edition) is not published, “Prime Rate” means the per annum rate of interest specified as the Prime Rate in the Wall Street Journal (United States edition) last published before such date.

“Reset Date” shall have the meaning provided in Section 4.1 hereof.

“Standstill Agreement” shall mean the Standstill Agreement, dated as of the date hereof, between First American and the Company.

“Subsidiary” and “Subsidiaries” shall mean, with respect to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (b) any Entity (other than a corporation) in which such Person and/or one more Subsidiaries of such Person has more than a 50% equity interest at the time or otherwise controls the management and affairs of such Entity (including the power to veto any material act or decision).

“Term” shall have the meaning provided in Section 4.1 hereof.

“Termination Date” shall have the meaning provided in Section 4.1 hereof.

“US Search” shall have the meaning provided in the first WHEREAS clause.

“ZapApp Services” shall mean those services described in Schedule III.

“ZapApp Services Fee” shall mean the actual cost to ZapApp India Private Limited of providing the ZapApp Services.

1.2.    Principles of Construction.

(a)    The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(b)    In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

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(c)    The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, unless already expressly followed by such phrase or the phrase “but not limited to”.

(d)    Article and Section headings and captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

(e)    All words importing any gender shall be deemed to include the other gender and the neuter.

(f)    Unless otherwise specified, references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, modifications and supplements thereto.

(g)    Each Party has reviewed and commented upon this Agreement and, therefore, any rule of construction requiring that any ambiguity be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

ARTICLES II.
SERVICES

2.1.    Appointment. During the Term, the Company appoints, and the Company shall cause its Affiliates to appoint, First American as agent to provide the Company and/or its Affiliates with the Business Services and the Overhead Services, and First American hereby accepts such appointment, on the terms and subject to the conditions set forth herein.

2.2.    First American Services. During the Term, First American shall, or shall cause one or more of the other First American Entities to, provide the Company and/or its Affiliates with the Business Services and the Overhead Services.

2.3.    Company Services.

(a)    During the Term, the Company shall, and shall cause its Affiliates to, provide First American and/or its Affiliates with products and services offered by or through the Company or its Affiliates from time to time during the Term (collectively (but excluding the ZapApp Services), the “Company Services”) at rates and on terms no less favorable than those generally offered by the Company and its Affiliates to third parties.

(b)    During the Term, the Company shall, and shall cause its Affiliates to, provide First American and/or its Affiliates with the ZapApp Services.

2.4.    Personnel.

(a)    During the Term, First American or the other First American Entities shall continue to employ all personnel performing the First American Services directly and shall be solely responsible for and pay all of their salary, benefits, workers’ compensation premiums, unemployment insurance premiums, and all other compensation, insurance and benefits, including participation in employee benefit plans, if applicable. First American and the other First American Entities shall be solely responsible for timely payment, withholding and reporting of all applicable Federal, state, foreign and local withholding, employment and payroll taxes with respect to the personnel that perform the First American Services. First American or the other First American Entities shall maintain workers’ compensation and employers’ liability insurance, in accordance with applicable law, covering the personnel that perform the First American Services.

(b)    During the Term, the Company or its Affiliates shall continue to employ all personnel performing the Company Services and the ZapApp Services directly and shall be solely responsible for and pay

F-4

all of their salary, benefits, workers’ compensation premiums, unemployment insurance premiums, and all other compensation, insurance and benefits, including participation in employee benefit plans, if applicable. The Company and its Affiliates shall be solely responsible for timely payment, withholding and reporting of all applicable Federal, state, foreign and local withholding, employment and payroll taxes with respect to the personnel that perform the Company Services and the ZapApp Services. The Company and its Affiliates shall maintain workers’ compensation and employers’ liability insurance, in accordance with applicable law, covering the personnel that perform the Company Services and the ZapApp Services.

2.5.    Loans. During the Term, First American may make one or more loans to the Company (exclusive of loans incurred in compliance with Section 4 of the Standstill Agreement) on terms mutually agreeable to First American and the Company; provided that (a) such loan or loans bear interest at a rate per annum no greater than the Prime Rate in effect from time to time plus 2.75% and (b) the aggregate amount of all such loans at any date of determination shall not exceed $1,000,000. The note and other documentation evidencing such loan or loans shall otherwise be in form and substance satisfactory to First American and the Company.

2.6.    Additional First American Services. During the Term, First American may, and may cause the other First American Entities to, offer to provide the Company and/or its Affiliates, and the Company and/or its Affiliates may purchase, products and services offered by or through the First American Entities from time to time during the Term in the ordinary course of business at rates and on terms then offered by the First American Entities to comparable third parties. Nothing in this Agreement shall change or affect the terms and conditions of any agreement or understanding listed on Schedules 4.9, 4.10, 4,20 and 4.27 to the Merger Agreement. The Company and/or its Affiliates on the one hand, and any First American Entity on the other hand, may renew any such agreement or understanding on terms substantially similar to those in such agreements or understanding.

ARTICLE III.
FEE; PAYMENT

3.1.    Fees.

(a)    The Company shall pay First American (i) the Business Services Fee in consideration for the Business Services and (ii) the Overhead Services Fee in consideration for the Overhead Services.

(b)    Subject to Section 2.3, First American shall pay the Company (i) the ZapApp Services Fee in consideration for the ZapApp Services and (ii) such fees as may be negotiated from time to time with respect to Company Services.

3.2.    Payment.

(a)    First American shall deliver to the Company an invoice containing a description of the Business Services covered by such invoice and provided during the relevant period and the amount of the Business Services Fee for such period. Each invoice shall be due and payable immediately upon receipt, and payment shall be made no later thirty (30) days after receipt of such invoice. The Business Services Fee shall, where appropriate, accrue during any month (or portion thereof) during the Term.

(b)    The Company shall deliver to First American an invoice on a quarterly basis containing a description of the ZapApp Services provided during the relevant period and the amount of the ZapApp Services Fee for such period. Each invoice shall be due and payable immediately upon receipt, and payment shall be made no later thirty (30) days after receipt of such invoice.

(c)    The Company shall pay First American the Overhead Fee quarterly on March 31, June 30, September 30 and December 31 during the Term, commencing on the Effective Date and ending on the last day of the Term. The Overhead Fee shall accrue during any month (or portion thereof) during the Term.

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ARTICLE IV.
TERM

4.1.    Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and terminate on the date (the “Termination Date”) that is the one (1) year anniversary of the Effective Date, unless renewed in accordance with the following sentence. The Term will continue, and this Agreement shall be automatically extended, for successive 180-day periods commencing on the first day immediately following the one (1) year anniversary of the Effective Date (such day, and the last day of each 180 day period thereafter, a “Reset Date”), unless either Party advises the other in writing, no later than thirty (30) days prior to a Reset Date, that the Term shall not be so extended. If this Agreement shall be so extended, the “Termination Date” shall mean the then applicable extended “Termination Date”, and the “Term” shall mean the period commencing at the Effective Time and ending on the then applicable extended “Termination Date”.

4.2.    Termination. In the event of termination of this Agreement, all outstanding unpaid fees owed by the Company and First American hereunder shall become immediately due and payable. The termination of this Agreement as to any Party shall be without prejudice to any rights or liabilities of the other Party hereunder which shall have accrued prior to such termination and shall not affect any provisions of this Agreement that are expressly or by necessary implication intended to survive such termination.

ARTICLE V.
MISCELLANEOUS

5.1.    Cooperation. The Parties will cooperate in good faith to carry out the purposes of this Agreement. Without limiting the generality of the foregoing, each Party will assist the other Party and furnish the other Party with such information and documentation as the other Party may reasonably request.

5.2.    No Liability.

(a)    In providing the First American Services hereunder, neither First American nor any of its Affiliates shall be liable to the Company or its Affiliates for any error or omission except to the extent that such error or omission results from the gross negligence or willful misconduct of First American or such Affiliate to perform the First American Services required by it hereunder. In no event shall First American or any of its Affiliates be liable to the Company or any of its Affiliates or any third party for any special or consequential damages, including, without limitation, lost profits or injury to the goodwill of the Company or any of its Affiliates, in connection with the performance, misfeasance or nonfeasance hereunder of First American or any of its Affiliates.

(b)    In providing the ZapApp Services hereunder, neither the Company nor any of its Affiliates shall be liable to First American or its Affiliates for any error or omission except to the extent that such error or omission results from the gross negligence or willful misconduct of the Company or such Affiliate to perform the ZapApp Services required by it hereunder. In no event shall the Company or any of its Affiliates be liable to First American or any of its Affiliates or any third party for any special or consequential damages, including, without limitation, lost profits or injury to the goodwill of First American or any of its Affiliates, in connection with the performance, misfeasance or nonfeasance hereunder of the Company or any of its Affiliates.

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5.3.    Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered in person, by mail, postage prepaid, or sent by facsimile, to the Parties, at the following addresses and facsimile numbers:

(a)    If to First American, to:

The First American Corporation
1 First American Way
Santa Ana, California 92707
Telephone: (714) 800-3000
Facsimile: (714) 800-3403
Attention: Parker S. Kennedy
Kenneth D. DeGiorgio

(b)    If to the Company, to:

First Advantage Corporation
805 Executive Center Drive West
Suite 300
St. Petersburg, Florida 33702
Telephone: (727) 290-1000
Facsimile: (727) 533-0344
Attention: John Long

or to such other Person or address as any Party shall specify by notice in writing to the other Party in accordance herewith. Except for a notice of a change of address, which shall be effective only upon receipt, all such notices, requests, demands, waivers and communications properly addressed shall be effective and deemed received by the applicable Party: (i) if sent by U.S. mail, three business days after deposit in the U.S. mail, postage prepaid; (ii) if sent by Federal Express or other overnight delivery service, one business day after delivery to such service; (iii) if sent by personal courier, upon receipt; and (iv) if sent by facsimile, upon receipt.

5.4.    Assignment. This Agreement shall be binding upon and inure to the benefit of the successors of each of the Parties, but shall not be assigned by any Party without the prior written consent of the other Party.

5.5.    No Third Parties. Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any natural person or Person other than First American, its Affiliates, the Company, its Affiliates and their respective successors and assignees. Nothing in this Agreement is intended to relieve or discharge the obligations or liability of any third parties to First American, its Affiliates, the Company or its Affiliates. No provision of this Agreement shall give any third party any right of action over or against First American, its Affiliates, the Company or its Affiliates.

5.6.    Amendments and Waivers. This Agreement may not be amended, and none of its provisions may be modified, except expressly by a written instrument signed by the Parties hereto. No failure or delay of a Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right, or any abandonment or discontinuance of steps to enforce such a power or right, preclude any other or further exercise thereof or the exercise of any other power or right. No waiver by a Party of any provision of this Agreement or consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by such Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Notwithstanding anything to the contrary contained herein, First American shall not amend, or cause the Company to amend, any of the provisions of this Agreement or terminate this Agreement unless (a) the holders of a majority of the shares of Company Common Stock then outstanding (calculated without reference to any Shares held by First American and its Affiliates (as defined in the Merger Agreement)) approve a proposal submitted by the Company’s board of directors authorizing such amendment or (b) a majority of Disinterested Directors shall approve a resolution authorizing such amendment or termination.

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5.7.    GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICT OF LAWS RULES THEREOF.

5.8.    Confidentiality.

(a)    Confidential Company Information. First American will, and will cause its Affiliates to, hold all Confidential Company Information confidential and will not disclose any such Confidential Company Information to any Person except as may be required to perform the First American Services, as authorized in advance by the Company or its Affiliates in writing or otherwise, or as may be required by law, in which case First American shall promptly provide notice to the Company that such Confidential Company Information has been subpoenaed or otherwise demanded, so that the Company may seek a protective order or other appropriate remedy. First American will, and will cause its Affiliates to, use its reasonable best efforts (but without out-of-pocket costs or expense) to obtain or assist the Company in obtaining such protective order or other remedy.

(b)    Confidential FAF Information. The Company will, and will cause its Affiliates to, hold all Confidential FAF Information confidential and will not disclose any such Confidential FAF Information to any Person except as may be required to perform Company Services for First American Entities hereunder, as authorized in advance by First American in writing or otherwise, or as may be required by law, in which case the Company shall promptly provide notice to First American that such Confidential FAF Information has been subpoenaed or otherwise demanded, so that First American may seek a protective order or other appropriate remedy. The Company will, and will cause its Affiliates to, use its reasonable best efforts (but without out-of-pocket costs or expense) to obtain or assist First American in obtaining such protective order or other remedy.

5.9.    Legal Enforceability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without affecting the validity or enforceability of the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

5.10.    Capacity. Each of the Parties hereto acknowledges and agrees that First American and each of its Affiliates is acting solely as an agent of the Company in rendering the First American Services hereunder and nothing herein contained, express or implied, is intended to create any other relationship, whether as principal or otherwise.

5.11.    Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

5.12.    Complete Agreement. This Agreement, the Merger Agreement and the agreements expressly contemplated hereby and thereby set forth the entire understanding of the Parties with respect to the subject matter hereof and thereof and supersede all prior letters of intent, agreements, covenants, arrangements, communications, representations, or warranties, whether oral or written, by any officer, employee, or representative or any Party relating thereto.

5.13.    Affiliates. Each of First American and the Company shall cause each of its relevant Affiliates to comply with its obligations under this Agreement.

5.14.    Representations. Each Party hereby represents and warrants to the other Party that (a) it has the corporate power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement has been duly authorized by it, and (c) this Agreement is a valid and binding agreement enforceable against such Party according to its terms, except as may be limited by laws affecting creditors’ rights generally or equitable principles generally.

*         *         *

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IN WITNESS WHEREOF, each of the Parties has caused its corporate name to be hereunto subscribed by its officer thereunto duly authorized, all as of the day and year first above written.

THE FIRST AMERICAN CORPORATION

By:
Name: Title:

FIRST ADVANTAGE CORPORATION

By:
Name: Title:

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Schedule I

BUSINESS SERVICES

Column A - Service	Column B - Price
1. Human Resources Systems and Payroll Systems	$150,000 per year
2. Network Services	$100,000 per year
3. Oracle Financial Systems	$50,000 per year
4. 401(k) Expenses	Actual Cost
5. Pension Expenses	Actual Cost
6. Insurance Allocation	Actual Cost
7. Medical Insurance Allocation	Actual Cost
8. Company Car Program	Actual Cost
9. Personal Property Leasing	Comparable to pricing given to similarly situated Affiliates of First American

F-10

Schedule II

OVERHEAD SERVICES

1. Legal support

2. Tax support

3. Strategic planning

4. Corporate communications support

5. Investor relations support

6. Accounting/financial management support

7. Human resources support

8. General management support

F-11

Schedule III

ZAPAPP SERVICES

1. Leasing of real and personal property in India
2. Management support for Indian operations
3. Human resources/payroll support in India
4. Services incidental to the provision of the foregoing services

F-12

There are two ways to vote your Proxy
COMPANY # CONTROL #

VOTE BY INTERNET - http://www.eproxy.com/srch/

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until [ ] on ___, 2003.
•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

Your Internet vote authorizes the Named Proxies to vote your share in the same manner as if you marked, signed and returned your proxy card.

VOTE BY MAIL

Mark, sign and date your proxy card and return it before the special meeting in the postage-paid envelope we've provided or return it to US SEARCH.com Inc., c/o Shareowner Services, P. O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Internet, please do not mail your Proxy Card

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1

1.
To approve the merger and the Agreement and Plan of Merger
dated December 13, 2002 by and among The First American
Corporation, US SEARCH.com Inc., First Advantage
Corporation and Stockholm Seven Merger Corp.
	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY RECEIVED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:	Date

SIGNATURE(S) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

ò Please fold here ò

SPECIAL MEETING OF STOCKHOLDERS
____________, 2003
8:00 a.m.
US SEARCH.com Inc.
5401 Beethoven Street
Los Angeles, CA 90066

5401 Beethoven Street
Los Angeles, CA 90066	proxy

This proxy is solicited by the Board of Directors for use at the Special Meeting on _______, 2003.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" Item 1.

By signing this proxy, you revoke all prior proxies and appoint Brent N. Cohen and Jeffrey R. Watts, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Special Meeting and all adjournments.

See reverse for voting instructions.